UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ___)

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☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ENERGY FUELS INC.

(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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ENERGY FUELS INC.

PROXY STATEMENT
April 24, 2024

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, JUNE 11, 2024

LETTER FROM THE INDEPENDENT CHAIR

DEAR FELLOW SHAREHOLDERS,

On behalf of Energy Fuels’ Board of Directors, I am pleased to invite you to the 2024 annual and special meeting of shareholders, to be held on Tuesday, June 11, 2024 by way of a live audio webcast with integrated slides and real-time balloting. Our Proxy Statement, which you will find starting on page 4, offers useful information regarding this year’s items of business, details on how to attend and participate in the virtual meeting and how to cast your vote by proxy or virtually during the meeting.

As we had hoped, Energy Fuels continues to make excellent progress in creating a U.S. critical minerals hub for the production of uranium, rare earth elements (“REEs”), vanadium and, potentially, radioisotopes for the development of medical isotopes utilized in targeted alpha therapies (“TAT”) to fight cancer. Energy Fuels has been the largest producer of uranium in the U.S. for the past several years – a status we proudly work to maintain, having ramped up three of our conventional uranium mines back into production since December 2023, with other sites, including our Nichols Ranch in-situ recovery (“ISR”) plant in Wyoming, being prepared to come back into production, as well, if strong market conditions continue as expected. We are also producing advanced rare earth materials in the U.S. while moving further down the rare earth supply chain.

We believe our business diversification efforts will serve to protect our shareholders during economic downturns in a given commodity and put us in a unique position to quickly shift our focus to maximize opportunities in the uranium, vanadium and REE industries as they present, all while contributing to our big picture goal of expanding as a U.S.-based critical minerals hub that the western world can rely upon for products that are safely and responsibly produced.

We are particularly pleased to share with you our initial successes through the San Juan County Clean Energy Foundation (the “Foundation”). Already, it has made a meaningful impact in the region in Utah where our White Mesa Mill (the “Mill”) is located through numerous grants awarded on the recommendations of our community-lead Advisory Board. All Advisory Board members are San Juan County, Utah residents actively engaged in their local communities and well-positioned to direct the Foundation’s grants to where they are most needed and will make the largest impacts. As of today, the Foundation has awarded 18 grants totaling $333,000, of which $251,070 has been put to American Indian initiatives. Ultimately, we aim to establish the Mill as a longstanding contributor to the region that fosters opportunity, community and an improved quality of life for local residents, while at the same time flourishing as a critical minerals hub focused on multiple clean energy solutions. All of us at Energy Fuels believe this is a very exciting time for the Company, and we look forward to sharing our developing initiatives with you!

WHO WE ARE

Energy Fuels responsibly produces several of the raw materials needed for clean energy and advanced technologies, including uranium, REEs and vanadium, and has been the leading U.S. producer of both uranium and vanadium since 2017. In fact, our assets have produced approximately 63% of all U.S. uranium produced from 2017 to-date. Through all our endeavors, we remain dedicated to the production of uranium as our primary product, as it ultimately becomes the fuel for clean, carbon-free nuclear energy, which is critical to meaningfully combating climate change.

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Our Mill, the only fully licensed and operating conventional uranium mill in the United States today, is uniquely equipped to accept radioactive ores (such as from local mines, as well as monazite sands from elsewhere in the United States and around the world, which have often been treated by other industries as a waste product due to their hard-to-handle radioactive properties) for processing for their uranium and other mineral content. Because of this, we are additionally able to make REE and vanadium products sourced from uranium-bearing ores in order to supply the raw materials used to make several clean energy technologies possible, including electric vehicles ("EVs"), grid-scale batteries and renewable energy technologies. Notably, vanadium and REEs are considered "critical minerals" by the U.S. government due to their importance to critical clean energy and technology industries in the U.S. and to U.S. national security interests. Uranium is likewise critical to these functions.

Thus, it is the very heart of our business - uranium - that makes it possible for us to diversify even further and meaningfully contribute to multiple green technologies, be it through our promising new commercial REE business, where we continue to make significant strides, or through the potential recovery of radioisotopes from our existing uranium process streams needed for emerging TAT cancer treatments.

In addition to being highly regulated with facilities constructed, operated and bonded to rigorous standards designed to ensure public health, safety and protection of the environment (including through post-operational reclamation), we also have internal procedures in place that are designed to ensure we actually exceed those standards to the fullest extent reasonably achievable. It is our record on safety, as well as our contributions to environmental sustainability and our efforts in helping medical advancements succeed, that make us who we are - a proud, modern energy source company working to improve lives through conscientious corporate governance.

Our recent decision to ramp up uranium production in 2024 was driven by several favorable market and policy factors, including strengthening spot and long-term uranium prices, increased buying interest from U.S. nuclear utilities, U.S. and global government policies supporting nuclear energy to address global climate change, and the need to reduce U.S. reliance on Russian and Russian-controlled uranium and nuclear fuel. Underscoring these positive trends, attendees at the recently concluded World Climate Action Summit of the 28th Conference of the Parties of the U.N. Framework Convention on Climate Change Summit ("COP28"), hosted in late 2023, emphasized the need for more nuclear energy, fueled by uranium, to lower global carbon emissions and help address climate change. According to a December 1, 2023 U.S. Department of Energy ("DOE") news release, more than 20 countries on four continents, including the U.S., pledged to triple nuclear energy output by 2050, recognizing "the key role of nuclear energy in achieving global net-zero greenhouse gas emissions by 2050 and keeping the 1.5-degree goal within reach."

Indeed, in 2023, we successfully sold 300,000 pounds of U3O8 to the U.S. Uranium Reserve Program for $18.47 million, as well as an additional 260,000 pounds of U3O8 into our portfolio of long-term contracts with three major U.S. nuclear utilities (which extend through 2030) for a weighted-average sales price of $59.42 per pound. We also continue to seek additional long-term contracts with other utilities at higher prices than those previously signed. Based on these three utilities contracts, Energy Fuels has advanced its Pinyon Plain uranium mine into production and is now actively mining ore, with milling of the ore expected to commence in late 2024.

Further, resources have been deployed to our La Sal and Pandora Mines in southern Utah to assist with production activities, which began in late 2023. We expect to have both these conventional uranium mines at full production by mid-year 2024. Once production is fully ramped up at these mines, the Company expects to be producing uranium at a run-rate of 1.1 to 1.4 million pounds per year.

Along with the sites currently in production, we are actively preparing two additional mines in Colorado and Wyoming (Whirlwind and Nichols Ranch) for expected production within one year. If strong market conditions continue as expected, we believe the Whirlwind and Nichols Ranch mines could potentially increase our uranium production to a run-rate of over two million pounds of U3O8 per year as early as 2025. We are also advancing permitting and development on the Roca Honda, Sheep Mountain and Bullfrog projects, which could even further expand our uranium production to a run-rate of up to five million pounds of U3O8 per year in the coming years in response to strong uranium market conditions. Also in 2024, we intend to commence an ore buying program from third-party miners to further bolster our uranium production profile.

Over the years, Energy Fuels has consolidated what we believe are some of the best critical mineral properties in the U.S. We have become a leader in U.S. uranium production thanks to thoughtful strategies designed to boost future production scalability, reduce production costs, increase resource holdings, and provide opportunities for cash-flow diversification. Our portfolio is truly unique, featuring more production capacity, licensed mines and processing facilities, and in-ground uranium resources than any other U.S. producer. Having this broad asset base allows us to focus on our higher priority projects while maintaining the ability to monetize some or our lower priority projects as opportunities may arise.

To this end, on February 15, 2023, we announced the successful closing of the sale of our Alta Mesa ISR Project, which we acquired in 2016 for approximately $12.7 million, to enCore Energy Corp. for total consideration of over $120 million. This sale provided us with significant additional cash and working capital, enabling us to focus our full attention on our higher priority uranium and REE projects while avoiding dilution to you - our shareholders.

On the REE front, we are pushing ahead with our phased-in effort to establish a fully integrated domestic REE supply chain with other industry partners, having hit the ground running when we ramped up to commercial production of a mixed REE carbonate (“RE Carbonate”) as a byproduct of our uranium recovery process in 2021. This resulted in the production and sale of commercial quantities of RE Carbonate at the Mill, which we have been sending off-site for separation into individual REE oxides. We are now very pleased to announce that we have successfully completed construction of a new circuit, which will be commissioned in Q2 2024, and which we expect will allow us to produce separated neodymium/praseodymium (“NdPr”) oxides and a “samarium-plus” heavy RE Carbonate at the Mill on a commercial basis, rather than sending RE Carbonate off-site for separation. This effort represents the second stage of the fully integrated domestic REE supply chain we are working to establish (collectively referred to as “Phase 1”).

We are also looking to expand our Phase 1 REE separation capability in 2027/28 through the addition of a larger stand-alone separation facility at the Mill (referred to as “Phase 2”), which would also allow us to produce separated dysprosium (“Dy”), Terbium (“Tb”) and potentially other REE materials at the Mill (referred to as “Phase 3”) from monazite and other REE process streams. NdPr, Dy and Tb are the main magnetic REE oxides used in the powerful neodymium-iron-boron magnets that power the most efficient EVs, along with uses in wind turbines and other clean energy and defense technologies.

In addition, we are currently in discussions with several sources of natural monazite to secure additional supplies of monazite sands by acquisition of resources, offtake or otherwise, which, if successful, would be expected to allow us to further increase our REE production. Notably, in February 2023, Energy Fuels completed its purchase of the South Bahia Project (the “Bahia Project”) in Brazil – a major steppingstone in our developing REE business line. The Bahia Project is a well-known heavy mineral sands (“HMS”) deposit that has the potential to supply natural monazite sand concentrate to the Mill for decades for processing into high-purity REE oxides and other materials. While our primary interest in acquiring the Bahia Project is the REE-bearing monazite, the Bahia Project is also expected to produce large quantities of high-quality ilmenite and rutile (titanium) and zircon (zirconium) minerals, which are currently in demand. The uranium contained in the monazite will also be recovered at the Mill.

On December 27, 2023, we announced our entry into of a non-binding Memorandum of Understanding (“MOU”) with Astron Corporation Limited (“Astron”) to jointly develop the Donald Rare Earth and Mineral Sands Project located in the Wimmera Region of the State of Victoria, Australia. The Donald Project is a critical mineral deposit that we believe could provide us with another near-term, low-cost, and large-scale source of monazite sand that would be transported to the Mill for processing into REE oxides and other advanced REE materials and for the recovery of the contained uranium. Under the MOU, Energy Fuels would have the right to earn up to a 49% interest in the project by spending up to AUS$180 million (approximately $117 million at current exchange rates) based on the achievement of certain project milestones over the next two years. As most licenses and permits for the project are in place (i.e., at an advanced stage of completion), we expect that the Donald Project could soon be a new, long-term source of several critical minerals key to the clean energy transition, including REEs, titanium, zirconium and uranium. We are currently conducting due diligence and negotiating definitive agreements with Astron under an exclusivity period that has been extended to April 30, 2024.

Just this week, on April 21, 2024, we announced our entry into of a definitive agreement with Base Resources Limited (ASX:BSE / AIM:BSE) (“Base Resources”) to acquire 100% of the issued shares of Base Resources in consideration for the issuance of shares by Energy Fuels and the payment of a special dividend by Base Resources, for a total equity value of approximately AUS$375 million. Base Resources’ Toliara project in Madagascar is an advanced-stage, low-cost and large-scale HMS project. In addition to its stand-alone ilmenite, rutile (titanium) and zircon (zirconium) production capability, the project also contains large quantities of monazite. Once all Madagascar government approvals are obtained and the project is developed and placed into production, the monazite from the Toliara project is expected to be able to provide a large portion of the raw materials needed for our expanding REE oxide production facility at the Mill, as well as provide a low-cost uranium stream for the Company. As part of this acquisition, we are also expected to retain Base Resources’ proven leadership and HMS operations team, which has an exceptional record of responsible asset development, construction, commissioning and profitable operations in Africa. The Base Resources team is expected to not only continue to oversee the development and operation of the Toliara project, but also to enhance our HMS teams in Australia and Brazil, thus allowing the Company to maximize the value of all projects to you, our shareholders.

Beyond uranium and REEs, Energy Fuels is also the largest conventional producer of vanadium in the U.S. We have significant high-grade vanadium resources in several of our uranium mines near the Colorado-Utah border, along with a separate high-purity vanadium production circuit at the Mill. Vanadium, which today is mainly used in the steel, aerospace and chemical industries, also contributes to environmental sustainability, as this critical mineral is seeing considerable interest in next generation, grid-scale batteries that store energy generated from renewable and other sources. Our 1.8 million pounds of 2019 vanadium production came from tailings recycled at the Mill, meaning that no additional mining was required in order to obtain this finite resource.

We also remain engaged in an effort to close critical gaps in the procurement of medical isotopes for TAT cancer treatments. We are evaluating the feasibility of recovering radium from Energy Fuels' existing uranium process streams at the Mill. Recovered radium would then be sold to pharmaceutical companies and others to produce some of the leading medically attractive TAT isotopes for emerging cancer treatments that are currently in the development and approval processes. Existing supplies of radium for TAT applications are in short supply, and methods of production are costly and currently cannot be scaled to meet the demand created as new drugs are developed and approved. This is a major roadblock in the research and development of new TAT drugs as pharmaceutical companies wait for scalable and affordable production technologies to become available. Under this initiative, if successful, we have the potential to recover valuable isotopes from the Mill's existing process streams, thereby recycling back into the market material for use in treating cancer that would otherwise be lost to disposal.

Finally, we demonstrate our commitment to environmental protection, not only through extensive environmental monitoring and compliance, but also through our uranium and vanadium recycling programs and legacy cleanup efforts. In addition to producing uranium from our mines, we recycle other companies' uranium-bearing materials - known as alternate feed materials - for the extraction of uranium that would otherwise be lost to direct disposal. We are also in active discussions regarding potential land cleanup work on third-party abandoned uranium mines ("AUMs") throughout the western U.S. We encourage you to read our corporate policies on corporate governance and social and environmental responsibility. These documents, which are available on our corporate website under "Governance" (https://www.energyfuels.com/governance), provide detailed information on our expansive environmental and safety initiatives, and describe in detail the tangible ways we are helping to address some of the world's most pressing environmental problems.

As a Board, we strive to achieve the highest levels of accountability and sound corporate governance practices pursuant to the Company's Core Values. These Core Values are the foundational pillars on which everything we do is built, and we believe that they are essential for the long-term success of Energy Fuels and for maximizing shareholder value.

OUR CORE VALUES

In every facet of business, our core values are:

(a) Environmental Stewardship

Safety, health and protection of the environment are of paramount importance to Energy Fuels. We are committed to the highest standards of corporate responsibility and environmental protection. We operate our facilities in a manner that puts the safety of our workers, contractors, communities, environment, and principles of sustainable development above all else. Whenever issues of safety conflict with other corporate objectives, safety is the first consideration.

(b) Governance

Energy Fuels is committed to the highest standards of corporate governance and practice with strict adherence to all applicable laws and regulations. Energy Fuels reviews its practices on a regular basis to ensure that our standards are up-to-date and in full compliance with the industry's evolving rules, regulations, and best practices.

(c) National Security & Critical Supply Chains

The Mill is the only operating uranium mill in the U.S., the only primary production facility for vanadium in the U.S., the only production facility for RE carbonate from monazite sands and potentially other feeds and will soon become the only production facility for separated REE oxides in the U.S., also potentially capable of producing life-changing radioisotopes if the Company’s TAT efforts prove successful. Vanadium and REEs are considered to be critical minerals in the U.S. at this time, and uranium has recently been considered to be a critical mineral. The Company recognizes the importance of the Mill, its ISR facility and conventional mines to U.S. national security objectives, and will, to the extent practicable, maintain and operate those facilities in a manner consistent with those objectives.

Our continued efforts taken toward becoming a U.S.-based critical minerals hub that the western world can rely upon for products safely and responsibly produced, which are at all times guided by our strong core values, truly set us apart from others in the industry. Your input as a shareholder is greatly valued, and we urge you to take the time to participate in this year's Meeting and vote, and to reach out to the Company to create an open dialogue and lasting relationships.

The Board of Directors and I thank you for your continued support.

Sincerely,

/s/ J. Birks Bovaird
Chair of the Board of Directors

ENERGY FUELS INC.
NOTICE OF ANNUAL AND SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD ON
TUESDAY, JUNE 11, 2024

TO THE HOLDERS OF COMMON SHARES:

Notice is hereby given that an annual and special meeting (the "Meeting") of the holders of common shares of Energy Fuels Inc. (the "Company") will be held by way of a live audio webcast at https://web.lumiconnect.com/255057223 using the password "ef2024" (case sensitive) on Tuesday, June 11, 2024 at 10:00 a.m. (Mountain Daylight Time or "MDT") for the following purposes:

1. to elect Directors of the Company;

2. to appoint the auditors of the Company and to authorize the Directors to fix the remuneration of the auditors;

3. to consider and, if deemed advisable, pass an ordinary resolution amending and extending the Company's Omnibus Equity Incentive Compensation Plan for a further three-year term; and

4. to consider and, if deemed advisable, pass an ordinary resolution ratifying and approving the Company's Shareholder Rights Plan for a three-year term.

In order to make the Meeting as convenient as possible for our shareholders, the Company will again be hosting an entirely virtual annual meeting of shareholders in 2024.

The Meeting will be conducted as a virtual meeting of shareholders by way of a live audio webcast through the Lumi/Equiniti Virtual AGM platform (the "Virtual Platform"). You can attend the Meeting online at https://web.lumiconnect.com/255057223 by clicking "I have a control number" and then entering your unique 11-digit control number located on your Notice of Internet Availability of Proxy Materials (the "Notice") and the password "ef2024" (case-sensitive). You will have the ability to submit questions during the Meeting via the Meeting website. Guests in attendance at the Meeting will also be able to submit questions directly through the Virtual Platform, which may be answered at the Company's discretion during the course of the Meeting.

If you choose to vote at the Meeting rather than through the use of the provided proxy card and below instructions, or should you desire to vote at the Meeting after completing and submitting the proxy card, thereby overriding your selections contained therein, you are able to do so through the Virtual Platform by voting on the left-hand side of the screen or as otherwise directed during the Meeting, which will become available to you when the voting portion of the Meeting opens. Your results will be instantaneously tabulated and included in the final Scrutineer's Report, which will become available to the Company once the voting portion of the Meeting has closed. See "Instructions for the Meeting" on page 6 of the accompanying Proxy Statement (the "Proxy Statement") for detailed instructions on how to vote at the Meeting.

The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting, including detailed instructions for the Meeting, and forms a part of this Notice.

The Company has elected to provide a Notice of Internet Availability of Proxy Materials pursuant to 17 CFR § 240.14a-16 ("Rule 14a-16") under the Exchange Act of 1934, as amended (the "Exchange Act"). In doing so, the Company is deemed to be in compliance with Canadian National Instrument 51-102, Section 9.1.5 - Compliance with SEC Notice-and-Access Rules ("NI 51-102"), because the Company (a) is subject to, and complies with, Rule 14a-16 under the Exchange Act; and (b) residents of Canada do not own, directly or indirectly, outstanding voting securities carrying more than 50% of the votes for the election of Directors, and none of the following apply: (i) the majority of the executive officers or Directors of the Company are residents of Canada; (ii) more than 50% of the consolidated assets of the Company are located in Canada; or (iii) the business of the Company is administered principally in Canada.

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The notice-and-access provisions of Rule 14a-16 are a set of rules developed by the United States Securities and Exchange Commission (the "SEC") that reduce the volume of materials that must be physically mailed to shareholders by allowing the Company to post the Proxy Statement and any additional materials online. Beneficial Owners will be sent the Notice at least 40 calendar days prior to the Meeting date, including instructions on how to access all materials identified in the Notice, which will be publicly accessible and free of charge on the Company's website as specified in the Notice. Security holders may choose to additionally receive a paper or e-mail copy of (i) the proxy materials, including the Notice, Proxy Statement, and Form of Electronic Proxy Card; and (ii) the Company's Annual Report, at no charge, with the Notice specifying that security holders should make their requests by no later than May 30, 2024 in order to facilitate timely delivery. Except where specific requests are made in accordance with the provided instructions, all such documents will be available online only and security holders will not receive a paper or e-mail copy of the proxy materials, other than the Notice.

Please review the Proxy Statement carefully and in full prior to voting, as the Proxy Statement has been prepared to help you make informed decisions on the matters to be acted upon. The Proxy Statement is available on the website of the Company's transfer agent, Equiniti Trust Company, LLC ("Equiniti," f/k/a American Stock Transfer & Trust Company, LLC) at http://www.astproxyportal.com/ast/23865/, and under the Company's SEDAR profile at www.sedarplus.ca and on EDGAR at www.sec.gov. Any shareholder who wishes to receive a paper copy of the proxy materials or Annual Report should contact Equiniti at 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers outside of the United States) or by e-mail to info@astfinancial.com or online at https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials. Shareholders may also use the toll-free number noted above to obtain additional information about the Notice of Internet Availability of Proxy Materials.

Shareholders who cannot attend the Meeting may vote by proxy. Instructions on how to complete and return the proxy are provided with the proxy card and are described in the Proxy Statement. To be valid, proxies must be received by Equiniti by mail if a proxy card is requested in advance, in the envelope provided; or toll-free by telephone to 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries (please have your proxy card available when you call); or by internet voting through www.voteproxy.com by following the on-screen instructions or by scanning the QR code located on your Proxy Voting Instructions with your smartphone; or through an e-Consent if you enroll with Equiniti at www.astfinancial.com, in each case by no later than 11:59 p.m. (Eastern Daylight Time, or "EDT") on June 10, 2024, or if the Meeting is adjourned, no later than 11:59 p.m. (EDT) on the day just prior to the day on which the Meeting is adjourned.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 9:00 a.m. (MDT) on June 11, 2024. The Meeting will begin promptly at 10:00 a.m. (MDT) on June 11, 2024. If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://go.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance. Support will be available starting at 7 am (MDT) on June 11, 2024 and will remain available until the Meeting has finished.

Dated at Lakewood, Colorado, USA this 24th day of April 2024.

BY ORDER OF THE BOARD

/s/ Mark S. Chalmers
President and Chief Executive Officer

PROXY STATEMENT OF ENERGY FUELS INC.
(the "Proxy Statement")

Shareholder Engagement	115

SHAREHOLDER PROPOSALS	115

PRINCIPAL EXECUTIVE OFFICE	115

OTHER MATTERS	115

APPENDIX "A" - 2024 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

APPENDIX "B" - SHAREHOLDER RIGHTS PLAN AGREEMENT

PROXY STATEMENT

The information contained in this Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by and on behalf of management of Energy Fuels Inc. (the "Company") to be used at the annual and special meeting of shareholders of the Company to be held by way of a live audio webcast through the Lumi/Equiniti Virtual AGM platform (the "Virtual Platform") at https://web.lumiconnect.com/255057223, password "ef2024" (case-sensitive), on Tuesday, June 11, 2024 at 10:00 a.m. (MDT) (the "Meeting"), and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

In order to make the Meeting as convenient and resource efficient as possible for its shareholders, the Company will again be hosting an entirely virtual annual meeting of shareholders in 2024.

The Meeting will be conducted solely as a virtual meeting of shareholders via a live audio webcast through the Virtual Platform. You can attend the Meeting online at https://web.lumiconnect.com/255057223 by clicking "I have a control number" and entering your unique 11-digit control number located on your Notice of Internet Availability of Proxy Materials (the "Notice"), followed by the password "ef2024" (case-sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. See "Instructions for the Meeting," below. It is expected that the solicitation will be made primarily by mail on or about May 1, 2024, but proxies may also be solicited personally by Directors, officers or regular employees of the Company. The solicitation of proxies by this Proxy Statement is being made by or on behalf of the management of the Company. The total cost of the solicitation will be borne by the Company.

Except as otherwise indicated, information in this Proxy Statement is given as of April 22, 2024 and all dollar amounts are in U.S. dollars.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the proxy card accompanying this Proxy Statement are officers and/or Directors of the Company ("Management Nominees"). A shareholder of the Company has the right to appoint a person other than the persons specified in such proxy card and who need not be a shareholder of the Company to attend and act for the shareholder and on the shareholder's behalf at the meeting. Such right may be exercised by striking out the names of the persons specified in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope in the manner set forth in the accompanying Notice of Meeting.

Registered shareholders who wish to appoint a person other than the Management Nominees identified in the form of proxy card or voting instruction form (including non-registered shareholders who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in this Proxy Statement and on their form of proxy card or voting instruction form; the shareholder's control number should be provided to the proxyholder in advance, as it is required in order to vote at the Meeting. Failure to obtain such control number from the registered shareholder will make it impossible to participate in the Meeting and will result in the proxyholder only being able to attend as a guest. Guests will be able to listen and submit written questions to the Meeting but will not be able to vote. A shareholder of the Company who has given a proxy may revoke it by an instrument in writing, including another completed proxy card, executed by the shareholder or the shareholder's attorney authorized in writing, deposited at the registered office of the Company, or at the offices of Equiniti by mail to 55 Challenger Road, 2nd Floor, Ridgefield Park, New Jersey 07660 or by fax to 1-718-765-8730 or by email to proxyvote@astfinancial.com, or by telephone to 1-888-776-9347, or by internet voting through www.voteproxy.com, up to 12:00 p.m. (noon) (EDT) on the second business day preceding the date of the Meeting, or any adjournment thereof.

VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES

The Management Nominees named in the enclosed proxy card will vote the common shares in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions thereon. If a shareholder of the Company specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in favor of each of the matters referred to herein.

The enclosed proxy card confers discretionary authority upon the Management Nominees named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this Proxy Statement, the management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgement of the named proxy holder.

VOTING BY NON-REGISTERED SHAREHOLDERS

Only registered shareholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, common shares owned by a person (a "non-registered owner") are registered either (a) in the name of an intermediary (an "Intermediary") that the non-registered owner deals with in respect of the common shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada ("CDS"), or The Depository Trust Company in the United States) of which the Intermediary is a participant.

In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own ("Non-Objecting Beneficial Owners," or "NOBOs") will receive by mail a letter from the Company with respect to the Notice of Internet Availability of Proxy. This Proxy Statement and the Notice of Meeting may be found at and downloaded from http://www.astproxyportal.com/ast/23865/.

NOBOs who have standing instructions with the Intermediary for physical copies of this Proxy Statement will receive by mail the Notice of Internet Availability of Proxy, this Proxy Statement and the Notice of Meeting.

Intermediaries are required to forward the Notice of Internet Availability of Proxy to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information ("Objecting Beneficial Owners," or "OBOs") unless an OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:

(a) be given a proxy card which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the proxy card, this proxy card is not required to be signed by the non-registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the proxy card and deliver it as specified; or

(b) be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common shares they beneficially own. Should a non-registered owner who receives either proxy card wish to vote at the Meeting if a ballot is called, the non-registered owner should strike out the persons named in the proxy card and insert the non-registered owner's name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the proxy card or Voting Instruction Form is to be delivered.

Management of the Company does not intend to pay for Intermediaries to forward the Notice of Internet Availability of Proxy to OBOs. An OBO will not receive the Notice and Access Package unless the Intermediary assumes the cost of delivery.

BROKER NON-VOTES

In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the appointment of KPMG LLP as our auditors for the fiscal year ended December 31, 2024, all of the matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any securities represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of Directors or any other matter to be voted on at the Meeting, except to the extent that the failure to vote for an individual nominee results in another individual receiving a larger proportion of votes cast for the election of Directors. For purposes of the Company's majority voting policy, a broker non-vote is not considered to be a vote withheld.

DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS

The Notice of Internet Availability of Proxy is being sent to both registered and non-registered owners of the securities using notice and access pursuant to applicable laws. Electronic copies of this Proxy Statement and the Notice of Meeting may be found and downloaded from http://www.astproxyportal.com/ast/23865/. If you are a NOBO, and the Company or its agent has sent the Notice of Internet Availability of Proxy directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice of Internet Availability of Proxy to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The authorized capital of the Company consists of an unlimited number of common shares ("Common Shares"), an unlimited number of preferred shares issuable in series, and an unlimited number of Series A preferred shares. As of April 22, 2024, the Company had issued and outstanding 163,651,987 Common Shares and no preferred shares.

The Company will make a list of all persons who are registered holders of Common Shares as of the close of business on April 22, 2024 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder as of the Record Date is entitled to one vote for each Common Share registered in that shareholder's name as it appears on the list on all matters which come before the Meeting.

To the knowledge of the Directors and Senior Executive Officers (as defined herein) of the Company, as of April 22, 2024, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Meeting. See "Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters," below.

INSTRUCTIONS FOR THE MEETING

Once again, this year's Meeting will be in a completely virtual format. There will be no physical Meeting location. The Meeting will be conducted by way of a live audio webcast through the Virtual Platform with integrated slides and real-time balloting.

Instructions on Voting at the Meeting:

Registered shareholders and duly appointed proxyholders will be able to attend the Meeting and vote in real time, provided they are connected to the internet and follow the instructions in this Proxy Statement. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests but will not be able to vote at the Meeting.

Registered shareholders who wish to appoint a person other than the Management Nominees identified in the proxy card or voting instruction form (including non-registered shareholders who wish to appoint themselves to attend the Meeting) must carefully follow the instructions in this Proxy Statement and on their proxy card or voting instruction form; the shareholder's control number should be provided to the proxyholder in advance, as it is required in order to vote at the Meeting. Failure to obtain such control number from the registered shareholder will make it impossible to participate in the Meeting and will result in the proxyholder only being able to attend as a guest. Guests will be able to listen to and submit written questions in the Meeting but will not be able to vote.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 9:00 a.m. (MDT) on June 11, 2024. The Meeting will begin promptly at 10:00 a.m. (MDT) on June 11, 2024.

How to Vote:

You have two ways to vote your shares:

• by submitting your proxy card or other voting instruction form as per instructions indicated; or

• during the Meeting by online ballot, when called for, through the Virtual Platform.

Registered shareholders and duly appointed proxyholders (including non-registered shareholders who have duly appointed themselves as proxyholder) that attend the Meeting online will be able to vote by completing a ballot online, when called for, during the Meeting through the Virtual Platform.

Guests (including non-registered shareholders who have not duly appointed themselves as proxyholder) can log into the Meeting as set out below. Guests will be able to listen and submit written questions to the Meeting but will not be able to vote during the Meeting.

To Access and Vote at the Meeting:

• Step 1: Log into the Virtual Platform online at https://web.lumiconnect.com/255057223

• Step 2: Follow these instructions:

Registered shareholders: Click "I have a control number" and then enter your unique 11-digit control number and password "ef2024" (case-sensitive). The 11-digit number located on the Notice of Internet Availability of Proxy Materials received from Equiniti is your control number. If you use your control number to log into the Meeting, any vote you cast at the Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Meeting.

Duly appointed proxyholders: Click "I have a control number" and then enter your unique 11-digit control number and the password "ef2024" (case sensitive). Proxyholders who have been duly appointed should ensure they receive the registered shareholder's control number in advance, as it is required in order to vote at the Meeting.

Guests: Click "Guest" and then complete the online form.

It is your responsibility to ensure internet connectivity for the duration of the Meeting and you should allow ample time to log into the Virtual Platform before the Meeting begins.

Non-Registered Shareholders Obtaining a Control Number to Vote During the Meeting:

If your shares are registered in the name of your broker, you are a non-registered shareholder (or "Beneficial Owner") of those shares, which are considered to be held in "street name." If you are a Beneficial Owner, you should have received a proxy card and voting instruction form from your broker rather than directly from the Company. Simply complete and mail the proxy card as instructed by your broker to ensure that your vote is counted. If your broker offers Internet or telephone voting, you may vote your shares using one of those methods.

To vote instead at the Meeting, you must obtain a valid legal proxy from your broker and register in advance with Equiniti in order to get your unique 11-digit control number. Contact your broker to request a legal proxy. To register to participate in the Meeting, you must submit to Equiniti proof of your legal proxy from your broker reflecting the number of your shares, along with your name and email address.

Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 1-718-765-8730.

Written requests can be mailed to:

Equiniti Trust Company, LLC

55 Challenger Road, 2nd Floor

Ridgefield Park, New Jersey 07660

Requests for registration must be labeled as "Legal Proxy" and be received by Equiniti no later than 5:00 p.m., EDT, on June 6, 2024. Equiniti will confirm your registration by email. Non-registered shareholders who have not duly appointed themselves as proxyholder will not be able to vote at the Meeting but will be able to participate as a guest.

Submission of Questions:

You may submit questions during the Meeting, whether a registered shareholder, duly appointed proxyholder or guest. Once logged into the Virtual Platform at https://web.lumiconnect.com/255057223, you may type and submit any questions you have where indicated.

Questions pertinent to Meeting matters will be answered during the Meeting, subject to time constraints and at management's discretion. Questions regarding personal matters or questions that are not pertinent to Meeting matters will not be answered.

If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://go.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance. Support will be available starting at 7:00 am (MDT) on June 11, 2024 and will remain available until the Meeting has finished.

PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

Proposal 1 - Election of Directors

Pursuant to the articles of the Company, the Board of Directors of the Company (the "Board") may consist of a minimum of three and a maximum of fifteen Directors, who are elected annually. The Board is currently composed of ten Directors, and management is proposing that ten Directors be elected at the Meeting.

The Company has adopted an advance notice requirement in its by-laws for nominations of Directors by shareholders. Among other things, the advance notice requirement fixes a deadline by which shareholders must submit to the Company a notice of Director nominations prior to any annual or special meeting of shareholders at which Directors are to be elected and sets forth the information that a shareholder must include in the notice for it to be valid. As of the date hereof, the Company has not received notice of any Director nominations in connection with the Meeting. As the date to receive notice for a Director nomination has passed, no Director nominations may be made other than those set out in this Proxy Statement.

Shareholders will vote for the election of each individual Director separately. The Company has adopted a majority voting policy for the election of Directors whereby, in an uncontested election, any nominee who receives a greater number of shares withheld from voting than shares voted in favor of that nominee's election is expected to tender his, her or their resignation to the Board, to take effect upon acceptance by the Board. The Board will, within 90 days of the Meeting, determine whether to accept any such offer to resign, and such resignation will be accepted other than in extraordinary circumstances.

There have been no material changes to the procedures by which the Company's security holders may recommend nominees to the Board since the Company's last Proxy Statement on Schedule 14A for the year ended December 31, 2022.

The following table provides the names of and information for the nominees for election as Directors of the Company (collectively the "Nominees," and each a "Nominee"). The persons named in the enclosed proxy card intend to vote "FOR" the election of each of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a Director. All Directors so elected will hold office until the next annual meeting of shareholders or until their successors are elected or appointed unless their office is vacated earlier in accordance with the by-laws of the Company or the provisions of the Business Corporations Act (Ontario) ("OBCA"). Unless otherwise indicated, the address of each nominee in the table set forth below is: care of Energy Fuels Inc., 225 Union Blvd., Suite 600, Lakewood, Colorado 80228 USA.

Name and Municipality of Residence	Office Held	Director Since	Principal Occupation, if different than Office Held	Age
J. Birks Bovaird(1) Toronto, Ontario, Canada	Chair and Director	2006	Consultant, providing advisory services to natural resource companies	76
Mark S. Chalmers(3) Arvada, Colorado, USA	President, Chief Executive Officer and Director	2018	Same	66
Benjamin Eshleman III(2)(4) Corpus Christi, Texas, USA	Director	2017	President and Chief Executive Officer, General Partner of Mesteña, LLC; Co-Manager, Eshleman-Vogt Ranch	68
Ivy V. Estabrooke(2)(3) Salt Lake City, Utah, USA	Director	2022	Director, Innovation Programs and Policy, RTI International	47
Barbara A. Filas(2)(3) Grand Junction, Colorado, USA	Director	2018	Consultant providing advisory services to the mining sector	68
Bruce D. Hansen(1)(4) Golden, Colorado, USA	Director	2007	Retired Former Mining Executive	66
Jaqueline Herrera(3)(4) Naperville, Illinois, USA	Director	2022	Vice President of Sales, Ecolab Inc.	49
Dennis L. Higgs(1) Vancouver, British Columbia, Canada	Director	2015	President and sole owner of Ubex Capital Inc.; President, Austin Gold Corp.	66
Robert W. Kirkwood(2)(4) Casper, Wyoming, USA	Director	2017	Co-Owner and Managing Member, Kirkwood Oil & Gas, LLC	65
Alexander G. Morrison(1) Castle Pines, Colorado, USA	Director	2019	Retired Former Mining Executive	60

Notes:

(1) Member of the Audit Committee.

(2) Member of the Governance and Nominating Committee.

(3) Member of the Environment, Health, Safety and Sustainability Committee.

(4) Member of the Compensation Committee.

Information about each Nominee, including present principal occupation, business or employment and the principal occupations, businesses or employments within the five preceding years, is set out below.

J. Birks Bovaird

For a majority of his career, Mr. Bovaird's focus has been the provision and implementation of corporate financial consulting and strategic planning services. He was previously the Vice President of Corporate Finance for one of Canada's major accounting firms. He is an independent director of Spruce Ridge Resources Ltd and sits on the audit committee. He is an independent director of Noble Mineral Exploration Inc. where he is a member of the audit committee and chair of the compensation committee. Additionally, he serves as an independent director of Copper Road Resources Inc. where he sits on the audit committee. Mr. Bovaird has previously been involved with numerous public resource companies, both as a member of management and as a director. He is a graduate of the Canadian Director Education Program and holds an ICD.D designation.

Mark S. Chalmers

Mr. Chalmers is currently the President and Chief Executive Officer of the Company, a position he has held since February 1, 2018. From July 1, 2017 to January 31, 2018, Mr. Chalmers was President and Chief Operating Officer of the Company and, from July 1, 2016 to July 1, 2017 was Chief Operating Officer of the Company. From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, including the Langer Heinrich and Kayelekera mines where, as head of operations, he oversaw sustained, significant increases in production while reducing operating costs. He also possesses extensive experience in in situ recovery ("ISR") uranium production, including management of the Beverley Uranium Mine owned by General Atomics (Australia), and the Highland mine owned by Cameco Corporation (USA). Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he held for 10 years. Mr. Chalmers is a registered professional engineer and holds a Bachelor of Science in Mining Engineering from the University of Arizona.

Benjamin Eshleman III

Mr. Eshleman is currently the President and Chief Executive Officer of Mesteña, LLC, a privately held energy company headquartered in Corpus Christi, Texas. As President and Chief Executive Officer, he is responsible for the oil, gas, and uranium leasing activities under 200,000 mineral acres located in South Texas. Mesteña built, operated, and mined several million pounds of uranium through its Alta Mesa plant in the mid-2000s. Mr. Eshleman also serves as Co-Manager of the Eshleman-Vogt Ranch and sits on the board of the Texas and Southwestern Cattle Raisers Association, a well-known business association advocating for landowner rights. Mr. Eshleman is a 1979 graduate of Menlo College with a Bachelor of Science in Business Administration.

Ivy V. Estabrooke

Dr. Estabrooke is an expert in the development and commercialization of emerging technologies at the intersection of national and economic security. She currently advises government, public and private entities in optimizing their approaches to innovation and technology development for national security, economic and social impact in her role as Director, Innovation Programs and Policy for RTI International, an independent non-profit research institute. From 2020 to 2022, Dr. Estabrooke held the role of Vice President of Operations and Corporate Affairs at IDbyDNA Inc., a venture backed commercial stage biotech company that was acquired by Illumina (Nasdaq: ILMN) in 2022. From 2018 to 2020, she served as the Vice President of Corporate and Government Programs for PolarityTE, Inc. (Nasdaq: PTE). Prior public service included as the Executive Director of the Utah Science, Technology and Research Initiative and science advisor to the Governor of Utah and as a technical program manager for the U.S. Department of the Navy. Dr. Estabrooke earned her doctorate in neuroscience at Georgetown University in 2005, received a master’s degree in national resource strategy from the National Defense University in 2013 and a bachelor’s degree in biological sciences from Smith College in 1998. She holds the NACD.DC and Department of Defense Senior Acquisition Professional certifications. She was appointed to the United States Department of the Air Force Science and Technology Roundtable in 2023 and serves as a member of the United States Office of the Director of National Intelligence Science & Technology Experts Group. She is on the board of the Utah chapter of the National Association of Corporate Directors and the Utah District Export Council.

Barbara A. Filas

Ms. Filas has hands-on experience with operating gold and coal mines and processing facilities; executive experience in consulting, public companies, and non-profits; and technical expertise in base and precious metals, coal, uranium and industrial metals in various engineering and environmental capacities. From 2009 to 2013, she held several roles including President and Chief Administrative officer of Geovic Mining Corp., a publicly traded company with an advanced cobalt, nickel, and manganese exploration project in Cameroon. She was President and Chief Executive of Knight Piésold and Co., a leading global mining and environmental consulting firm, where she held roles of increasing responsibility from 1989 to 2009. Prior to joining Knight Piésold, she worked at several operating mines and processing facilities. She is now a director and audit committee member of Austin Gold Corp., a publicly traded company on NYSE American (AUST); and a former director of Knight Piésold Holdings Limited, a private international consultancy, and Moroccan Minerals Ltd., a private company that explored for base and precious metals in Morocco and Serbia. She currently serves as the Chair of the Board of Governors and Nominations Chair for the National Mining Hall of Fame. Ms. Filas was the first female President of the Society for Mining, Metallurgy and Exploration in 2005, the world's largest mining technical organization. She is an internationally recognized thought-leader on mining sector topics including environmental, social, and governance ("ESG") matters, waste management, closure, and sustainability; and has experience in both developed and developing countries on six continents. She has a degree in Mining Engineering from the University of Arizona and is a Licensed Professional Engineer.

Bruce D. Hansen

Mr. Hansen is the former Chief Executive Officer and a former director of General Moly Inc., having served in such capacities from 2007 to November 2020. Mr. Hansen additionally served as the Chief Financial Officer of General Moly Inc. from May 2017 to November 2020. Prior to that, Mr. Hansen was Senior Vice-President, Operations Services and Development with Newmont Mining Corporation. He worked with Newmont for ten years holding increasingly senior roles, including Chief Financial Officer from 1999 to 2005. Prior to joining Newmont, Mr. Hansen spent 12 years with Santa Fe Pacific Gold, where he held increasingly senior management roles including Senior Vice President of Corporate Development and Vice President Finance and Development. Mr. Hansen is also a director and serves as the chair of the Audit, Nominating and Ethics Committee of ASA Gold and Precious Metals Ltd and is a director of New Moly LLC, a private molybdenum development company. Mr. Hansen holds a Master of Business Administration from the University of New Mexico and a Bachelor of Science Degree in Mining Engineering from the Colorado School of Mines. Mr. Hansen's vast financial expertise attained through his years of work in such management and executive positions, and most significantly through his roles as Chief Financial Officer of Newmont Mining Corporation and General Moly Inc., qualifies him as a financial expert on the Company's Audit Committee.

Jaqueline Herrera

Ms. Herrera has over 26 years of experience in water treatment and process improvements in multiple industries including the oil refinery, petrochemical, chemical, mining & mineral processing and food and beverage industries. From 1998 to 2019 she worked for Nalco Water, an Ecolab Company and leader in water hygiene, treatment and process improvements and energy and air solutions, in increasingly senior management roles, including sales-operations, and global industry development for the base metals and iron ore industries. In that role, Ms. Herrera worked in the bauxite mining and alumina processing sectors in South America, the United States and the Caribbean then expanded her career into global base metals with a focus on the copper and molybdenum markets in various regions. In 2019, Ms. Herrera moved to the Food & Beverage Division within Ecolab Inc. She currently serves as Vice President of Sales. She is a US. Patent holder on functionalized silicones for froth flotation. Ms. Herrera has volunteered for UNICEF and Water for People in remote communities in Latin America, providing education and technical expertise in water treatment for drinking water to schools in remote communities. Ms. Herrera is an active member of the Society of Women Engineers and is a board member of a non-profit organization to help youth in disadvantage financial conditions to develop leadership skills. She holds a Bachelor of Science in both metallurgical engineering and industrial engineering from the Universidad Nacional Politécnica "Antonio José de Sucre" in Venezuela, a Master of Sciences in material science from the Universidad de Oriente, Venezuela, and a Master of Business Administration in operations from the University of Phoenix, Baton Rouge, LA. Mrs. Herrera completed a program at Wharton Business School on Corporate Governance: Maximize effectiveness in the Board Room. She is fluent in Spanish, Portuguese and English.

Dennis L. Higgs

Mr. Higgs has been involved in the financial and venture capital markets in Canada, the United States, and Europe for over forty years. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing, initial public listing, and building of several companies. Mr. Higgs was directly involved with the founding and initial public offering of Arizona Star Resource Corp. and the listing and financing of BioSource International Inc., both of which were the subject of takeover bids. Mr. Higgs was the founding director and subsequently Executive Chair of Uranerz Energy Corporation before it was acquired by the Company. Mr. Higgs was Executive Chair of the Board of Directors of Uranerz from February 1, 2006 until June 18, 2015. He currently serves as the President and sole owner of Ubex Capital Inc., a management consulting business, as well as the President and a director of Austin Gold Corp., a publicly traded company on NYSE American (AUST). Mr. Higgs holds a Bachelor of Commerce degree from the University of British Columbia.

Robert W. Kirkwood

Mr. Kirkwood is a principal of the Kirkwood Companies, including Kirkwood Oil and Gas LLC, Wesco Operating, Inc., and United Nuclear LLC. Mr. Kirkwood has been with the Kirkwood Companies for over 36 years and has been involved in all aspects of oil and gas exploration and operations. From 2000 to date, the Kirkwood Companies have grown from less than 500 barrels of oil per day and 7 employees to over 3,000 barrels of oil per day and 60 employees with field offices in Ft. Washakie, Wyoming; Baggs, Wyoming; Moab, Utah; and Ely, Nevada. The Kirkwood Companies have identified, evaluated, negotiated and closed over $110,000,000 of production acquisitions in the Rocky Mountain States. Mr. Kirkwood is a 1982 graduate of the University of Wyoming with a Bachelor of Science in Petroleum Engineering.

Alexander G. Morrison

Mr. Morrison is a mining executive and Certified Public Accountant with over 37 years of experience in the mining industry. Mr. Morrison currently serves as Chair of the Audit and Compensation Committees, respectively, and as a member of the Nominating and Governance Committee of Gold Resource Corporation. In addition, he has held senior executive positions at a number of mining companies, most recently serving as Vice President and Chief Financial Officer of Franco-Nevada Corporation. Prior to that, Mr. Morrison held increasingly senior positions at Newmont Mining Corporation, including Vice President, Operations Services and Vice President, Information Technology; was Vice President and Chief Financial Officer of Novagold Resources Inc.; Vice President and Controller of Homestake Mining Company; and held senior financial positions at Phelps Dodge Corporation and Stillwater Mining Company. Mr. Morrison began his career with Pricewaterhouse Coopers LLP after obtaining his Bachelor of Arts in Business Administration from Trinity Western University in British Columbia, Canada. Mr. Morrison is a Certified Public Accountant in Illinois and a Certified Public Accountant (CA) in British Columbia. Mr. Morrison's qualifications as a Certified Public Accountant, together with his vast financial expertise attained through his years of work in public accounting and through such management and executive positions, qualifies him as a financial expert on the Company's Audit Committee.

Director Participation on Other Boards

A number of the Company's Directors and proposed Nominees sit on boards of directors of other companies. The Company considers this to be a benefit to the Company, provided there are no significant conflicts of interest, and the Director and proposed Nominee is able to devote the time and attention to his or her duties on the Board and any Board committees on which the Director sits (i.e., is not "overcommitted"). The Company believes sitting on boards of directors of other companies provides the Director and proposed Nominee with a broader spectrum of experiences relating to industry-specific and corporate governance matters.

In order to ensure that all Directors are adequately fulfilling their obligations to the Company and are not adversely impacted by their commitments on other Boards, the Corporate Secretary administers a written Board effectiveness assessment each year, which the Governance and Nominating Committee ("GN Committee") reviews on a compiled, anonymized basis. The assessment questions members of the Board as to their level of satisfaction with the functioning of the Board, its interaction with management, and the performance of the standing committees of the Board. The assessment also includes peer reviews of all other Directors and a self-assessment as to each Director's effectiveness and contribution as a Board member. After the assessment results are reviewed and discussed, the GN Committee reports to the full Board on the results and makes any recommendations it feels advisable to improve the Company's corporate governance practices. This process occurs prior to the GN Committee's consideration of nominations for Board member elections at the annual meeting of shareholders each year. In 2024, the GN Committee concluded, and the full Board agreed, that none of its Directors were over-boarded such that they were unable to fulfill their fiduciary duties to the Company and its shareholders.

None of the Company's Directors and proposed Nominees sit on more than five public company boards or, alternatively, are CEOs of public companies who also sit on the boards of more than two public companies besides their own.

Cease Trade Orders, Bankruptcies and Legal Proceedings

The Company is not aware of any legal proceedings against it involving the Nominees, executive officers or shareholders of more than 5% of the Company's voting shares. Except as set out below, to the knowledge of the Company, no Nominee is, or has been in the last 10 years, (a) a director, chief executive officer or chief financial officer of a company that (i) while that person was acting in that capacity, was the subject of a cease trade order or similar order (including a management cease trade order) or an order that denied the relevant company access to any exemptions under securities legislation, for a period of more than 30 consecutive days, or (ii) after that person ceased to act in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any exemption under securities legislation, for a period of more than 30 consecutive days, which resulted from an event that occurred while that person acted in such capacity, or (b) a director or executive officer of a company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or (c) became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets.

On November 18, 2020, General Moly Inc. filed for voluntary protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Colorado to pursue a financial and operational reorganization, in addition to other customary motions in conjunction therewith. At the time, Mr. Hansen was serving as its Chief Executive Officer, Chief Financial Officer and as a director. In connection with the filing, General Moly Inc. executed a Restructuring Support Agreement, and emerged out of bankruptcy with a final decree issued in September 2021. It thereafter merged with Avanti Kisualt Mining Limited, a Canadian company, to form the private company New Moly LLC. Effective upon the Chapter 11 filing, Mr. Hansen resigned as Chief Executive Officer, Chief Financial Officer and as a director of General Moly Inc. but was later elected as a director of New Moly LLC and currently serves in that capacity.

No Nominee or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Unless noted above, during the past ten years, no Nominee or executive officer of the Company has:

(a) filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b) been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person's activities in any type of business, securities, trading, commodity or banking activities;

(d) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activities;

(e) been found by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission (the "SEC"), or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f) been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with major shareholders, customers, suppliers or others pursuant to which any member of the Board or member of senior management was selected.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and such 10% shareholders are required to furnish the Company with copies of all Forms 3, 4 and 5 they file, except to the extent the Company files any such Forms directly on their behalf.

To the Company's knowledge, all transactions required to be reported pursuant to Section 16(a) for the year ended December 31, 2023 were timely reported by the Company's directors, officers and persons who own more than 10% of a registered class of the Company's equity securities, except as disclosed below.

Delinquent Section 16(a) Reports

Beneficial Owner	Number of Late Filings	Number of Late Transactions	Explanation
Logan Shumway	1	1	Due to a delay in obtaining Mr. Shumway's EDGAR Filing Codes from the SEC, the Company was unable to timely file a Form 3 on Mr. Shumway's behalf. His Form 3 was promptly submitted upon receipt of such Codes.

Board Diversity

The following disclosure is provided on an elective basis annually by the Directors as a part of their annual Proxy-related Director & Officer Questionnaires ("D&O Questionnaires"):

Board Diversity Matrix (as of April 22, 2024)

Board Size:
Total Number of Directors:	10
Gender:	Female	Male	Non-Binary	Undisclosed
Number of Directors based on gender identity	3	7	0	0
Board Percentage	30%	70%	0%	0%
Number of Directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native, American Indian or Other Indigenous	0	0	0	0
Asian (including South Asian)	0	0	0	0
Hispanic or Latinx	1	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	7	0	0
Two or More Races or Ethnicities	0	0	0	0
Other Racial or Ethnic Group	0	0	0	0
Disabled	0	0	0	0
Veteran	0	0	0	0
LGBTQIA+(1)	0	0	0	0
Undisclosed	0	0	0	0

Notes:

(1) LGBTQIA stands for lesbian, gay, bisexual, transgender and queer/questioning, intersex and asexual/aromantic/agender, and the + refers to other categories of sexual orientation or gender identity not explicitly mentioned (other than cisgender). While certain categories of LGBTQIA+ fall within gender identity, many do not and are therefore included more generally with the other diversity categories. In total, 0% (0/10) of the Company's existing and nominated Directors self-identify as non-binary, and 10% (1/10) of existing and nominated Directors self-identify as racially or ethnically diverse in accordance with the categories identified above.

The Company remains committed to diversity. In January 2024, the GN Committee recommended to the Board, and the Board approved and adopted, a number of diversity-based recommendations that include maintaining its measurable objectives of having, at current Board size, a qualified Board that is at least 30% gender diverse (including a minimum of one woman) at all times with at least one qualified racially or ethnically diverse director on the Board at all times. The Board is proud of maintaining these commitments year after year through its selection of highly qualified individuals, all of whom were selected first and foremost for their ability to contribute meaningfully to the Company through unique skill sets that complement the existing Board expertise.

Proposal 2 - Appointment of Auditors

Management of the Company has proposed the appointment of KPMG LLP of Denver, Colorado ("KPMG"), an independent registered public accounting firm, as the auditors of the Company to hold that position until the close of the next annual meeting of the Company or until a successor is appointed. It is proposed that the remuneration to be paid to the auditors be fixed by the Board through the Audit Committee.

The persons named in the proxy card accompanying this Proxy Statement intend to vote "FOR" the reappointment of KPMG as the auditors of the Company for the ensuing year or until their successors are appointed and to authorize the Directors of the Company to fix the remuneration of the auditors, unless the shareholder has specified in the proxy card that the Common Shares represented by such proxy are to be withheld from voting in respect thereof. The Company expects that a representative of KPMG will be present at the Meeting and will be available to answer questions.

Proposal 3 - Amendment and Extension of Omnibus Equity Incentive Compensation Plan for a Further Three-Year Term

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass an ordinary resolution approving all unallocated options, rights, or other entitlements under the Equity Incentive Plan (defined below) and ratifying and approving the Equity Incentive Plan for a further three-year term, as well as certain changes to the amendment provisions of the Equity Incentive Plan.

A copy of the Equity Incentive Plan is attached as Appendix "A" to this Proxy Statement.

Background

The Company originally adopted its 2015 Omnibus Equity Incentive Compensation Plan (the "2015 Equity Incentive Plan") on January 28, 2015, which was ratified by the Company's shareholders on June 16, 2015. Under the 2015 Equity Incentive Plan, the Board may in its discretion grant, from time to time, stock options, restricted stock, restricted stock units, deferred stock units, performance shares, performance units, stock appreciation rights and other forms of equity to employees, Directors, officers and consultants of the Company and its affiliates. At a meeting of the Board held on March 29, 2018, the Board approved, and the Company's shareholders thereafter ratified on May 30, 2018, the adoption of an amended 2015 Equity Incentive Plan, restated as the 2018 Omnibus Equity Incentive Compensation Plan dated March 29, 2018 (the "2018 Equity Incentive Plan"). At a meeting of the Board held on March 18, 2021, the Board approved, and the Company's shareholders thereafter ratified on May 26, 2021, the adoption of an amended 2018 Equity Incentive Plan, restated as the 2021 Omnibus Equity Incentive Compensation Plan dated March 18, 2021 (the "2021 Equity Incentive Plan"). Most recently, on April 10, 2024, the Board approved, subject to ratification by shareholders, the adoption of an amended 2021 Equity Incentive Plan, restated as the 2024 Omnibus Equity Incentive Compensation Plan dated April 10, 2024 (the "Equity Incentive Plan").

Capitalized terms used in this "Proposal 3 - Amendment and Extension of the Omnibus Equity Incentive Compensation Plan for a Further Three-Year Term" section but not otherwise defined in this Proxy Statement shall have the meanings ascribed to such terms in the Equity Incentive Plan.

In order to ensure that the Equity Incentive Plan conforms to evolving industry practice and shareholder expectations, and can be clearly applied in practice, the following amendments were made to the 2021 Equity Incentive Plan and are incorporated into the Equity Incentive Plan:

(i) Section 1.3 was amended to provide that the duration of the Equity Incentive Plan shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Equity Incentive Plan at any time pursuant to Article 16, until the earlier of (i) the tenth anniversary of the Effective Date of the Equity Incentive Plan (rather than the tenth anniversary of the Approval Date, as currently written, being June 18, 2015 and terminating on June 18, 2025), or (ii) all Common Shares subject to the Equity Incentive Plan have been purchased or acquired according to the Equity Incentive Plan's provisions;

(ii) Section 6.1 was similarly amended to provide that no incentive stock options ("ISOs") may be granted more than ten years after the Effective Date, rather than after the Approval Date as it is currently written, and to update the maximum number of Common Shares issuable as ISOs from 14,058,684 Common Shares to 16,365,190 Common Shares, which is intended to reflect an amount equal to the Total Share Authorization (as defined in the Equity Incentive Plan) as of the date of the amendment;

(iii) Section 6.4 was amended to clarify that the expiry date of a non-qualified stock option ("NQSO") shall not be extended, where it otherwise would be permitted under the Equity Incentive Plan due to the occurrence of a Blackout Period, if such extension would violate Section 409A of the U.S. Internal Revenue Code of 1986 (the "Code"), but only with respect to a Participant (as defined below) subject to taxation under the Code;

(iv) Section 7.3 was amended, consistent with the treatment of NQSOs as described in (iii) above, to provide that the expiry date of any stock appreciation right ("SAR") shall be extended to the tenth business day following the last day of a Blackout Period if the expiry date would otherwise occur in a Blackout Period or within five days of the end of the Blackout Period; provided that, solely with respect to a Participant subject to taxation under the Code, the expiry date of a SAR shall not be extended if such extension would violate Section 409A of the Code;

(v) Article 9 was amended to limit the grant of deferred share units ("DSUs") to only Non-Employee Directors;

(vi) Section 15.1(g) was amended to make certain minor clarifications in order to better align with the Code;

(vii) Section 20.5(c) was deleted in full in order to better align with the Code; and

(viii) Certain other ancillary, clarifying and administrative amendments were made to the 2021 Equity Incentive Plan.

Summary of Equity Incentive Plan

The following is a summary of the principal terms of the Equity Incentive Plan, which is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached as Appendix "A" to this Proxy Statement.

Employees, Non-Employee Directors and consultants of the Company and its affiliates are eligible to participate in the Equity Incentive Plan (the “Eligible Participants” and, following the grant of an award (an “Award”) pursuant to the Equity Incentive Plan, the “Participants”). The Board or a committee authorized by the Board (the “Committee”) will be responsible for administering the Equity Incentive Plan. As of April 22, 2024, approximately 69 employees, nine independent Directors, and 11 consultants qualify as Eligible Participants, for a total of approximately 89 Eligible Participants.

The Equity Incentive Plan will permit the Committee to grant Awards for NQSOs, ISOs (together with NQSOs, "Options"), SARs (also referred to as "Stock Appreciation Rights"), restricted stock ("Restricted Stock"), DSUs, restricted stock units ("Restricted Stock Units" or "RSUs"), performance shares ("Performance Shares"), performance units ("Performance Units") and stock-based awards ("SBAs") to Eligible Participants.

Common Shares Issuable Pursuant to the Equity Incentive Plan

The number of Common Shares reserved for issuance under the Equity Incentive Plan shall not exceed 10% of the then issued and outstanding Common Shares from time to time. Subject to applicable law, the requirements of the TSX or the NYSE American (the "NYSE American") and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

The number of Common Shares reserved for issuance to insiders of the Company pursuant to the Equity Incentive Plan, together with all other share compensation arrangements, shall not exceed 10% of the outstanding Common Shares. Within any one-year period, the number of Common Shares issued to insiders pursuant to the Equity Incentive Plan and all other share compensation arrangements of the Company will not exceed an aggregate of 10% of the outstanding Common Shares.

Ongoing Shareholder Approval of the Equity Incentive Plan

Pursuant to the rules of the TSX, since the Equity Incentive Plan provides for a maximum number of Common Shares issuable thereunder based on a percentage of the outstanding Common Shares from time to time, the Equity Incentive Plan must be renewed by approval of the shareholders of EFI every three years.

Vesting Requirements

Vesting requirements for each Award shall be determined at the discretion of the Committee, provided that:

i. Annual or regularly scheduled grants of Awards to Participants that are Employees or Directors shall generally have a minimum vesting period of at least one year;

ii. Initial grants of Awards to Employees or Directors who commence employment or appointment to the Board between annual or regularly scheduled grants of Awards may, at the discretion of the Committee, have a vesting period of less than one year in order to tie to the vesting schedule applicable to the most recent annual or regularly scheduled grants of Awards to other Employees and Directors; and

iii. Any special or extraordinary Awards to Participants shall have vesting schedules as determined by the Committee to be appropriate for the special or extraordinary circumstances of the Awards.

Types of Awards

Options.  The Committee may grant Options to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion. ISOs may be granted only to employees of the Company or a parent or subsidiary corporation of the Company within the meaning of Section 424 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). The exercise price for any Option granted pursuant to the Equity Incentive Plan will be determined by the Committee and specified in the Award Agreement, provided however, that the price will not be less than the fair market value (the "FMV") of the Common Shares on the day of grant (which cannot be less than the greater of (a) the volume weighted average trading price of the Common Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date; or (b) the closing price of the Common Shares on the TSX or the NYSE on the trading day immediately prior to the grant date), provided further, that the exercise price for an ISO granted to a holder of 10% or more of the total combined voting power of all classes of shares of the Company or any of its Affiliates (a "Significant Stockholder") shall not be less than 110% of the FMV.

Options will vest and become exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee in each instance approves, subject to the vesting requirements described above.

Options will expire at such time as the Committee determines at the time of grant; provided, however that no Option will be exercisable later than the tenth anniversary date of its grant and, provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five years from the date of grant, except where the expiry date of any NQSO would occur in a blackout period or within five days of the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period; provided that, with respect to a Participant subject to taxation under the Code, the expiry date will not be extended if such extension would violate Section 409A of the Code.

Stock Appreciation Rights. A Stock Appreciation Right or an SAR entitles the holder to receive the difference between the FMV of a Common Share on the date of exercise and the grant price. The Committee may grant SARs to any Eligible Participant at any time and on such terms as will be determined by the Committee and may grant SARs in tandem with Options or as standalone SARs. The grant price of an SAR will be determined by the Committee and specified in the Award Agreement. The price will not be less than the FMV of the Common Shares on the day of grant. The grant price of an SAR granted in tandem with an Option will be equal to the price of the related Option. SARs will vest and become exercisable upon whatever terms and conditions the Committee, in its discretion, imposes, subject to the vesting requirements described above. Additionally, tandem SARs will only be exercisable upon the surrender of the right to receive Common Shares under the related Options. SARs will expire at such time as the Committee determines and, except as determined otherwise by the Committee and specified in the Award Agreement, no SAR will be exercisable later than the tenth anniversary date of its grant, except where the expiry date of any SAR would occur in a blackout period or within five days of the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period; provided that, with respect to a Participant subject to taxation under the Code, the expiry date will not be extended if such extension would violate Section 409A of the Code.

Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Common Shares on the date of exercise and the grant price. At the discretion of the Committee, the payment may be in cash, Common Shares or some combination thereof.

Restricted Stock and Restricted Stock Units. Restricted Stock are awards of Common Shares that are subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events, over a period of time, as determined by the Committee. Restricted Stock Units, or RSUs, are similar to Restricted Stock but provide a right to receive Common Shares or cash or a combination of the two upon settlement. The Committee may grant Restricted Stock and/or RSUs to any Eligible Participant at any time and on such terms as the Committee determines. The specific terms, including the number of Restricted Stock or RSUs awarded, the restriction period, the settlement date and any other restrictions or conditions that the Committee determines to impose on any Restricted Stock or RSU shall be set out in an Award Agreement. The vesting requirements described above shall apply.

To the extent required by law, holders of Restricted Stock shall have voting rights during the restricted period, however, holders of RSUs shall have no voting rights until and unless Common Shares are issued on the settlement of such RSUs.

Unless otherwise determined by the Committee or as set out in any Award Agreement, no RSU will vest later than three years after the date of grant.

Deferred Share Units. DSUs are awards denominated in units that provide the holder with a right to receive Common Shares or cash or a combination of the two upon settlement. The Committee may grant DSUs to any Non-Employee Director at any time, in such number and on such terms as will be determined by the Committee in its discretion and as will be set out in the applicable Award Agreement, subject to the vesting requirements described above.

Performance Shares and Performance Share Units. Performance Shares are awards, denominated in Common Shares, the value of which at the time they are payable is determined as a function of the extent to which corresponding performance criteria have been achieved. Performance Units are equivalent to Performance Shares but are denominated in units. The Committee may grant Performance Shares and/or Performance Units to any Eligible Participant at any time, in such number and on such terms as may be determined by the Committee in its discretion, subject to the vesting requirements described above. Each Performance Share and Performance Unit will have an initial value equal to the FMV of a Common Share on the date of grant. The Committee will set performance criteria for a Performance Share or Performance Unit in its discretion and the period of time during which the performance criteria must be met. The extent to which the performance criteria are met will determine the ultimate value and/or number of Performance Shares or Performance Units that will be paid to the Participant.

The Committee may pay earned Performance Shares or Performance Units in the form of cash or Common Shares equal to the value of the Performance Share or Performance Unit at the end of the performance period. The Committee may determine that holders of Performance Shares or Performance Units be credited with consideration equivalent to dividends declared by the Board and paid on outstanding Common Shares.

Stock-Based Awards.  The Committee may, to the extent permitted by the TSX, grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Equity Incentive Plan in such amounts and subject to terms and conditions as the Committee determines. Such Stock-Based Awards may involve the transfer of actual Common Shares to Participants or payment in cash or otherwise of amounts based on the value of Common Shares.

Assignability

Other than Restricted Stock and RSUs, Awards will be non-transferable and non-assignable except as provided in an Award Agreement, by will or by the law of descent and distribution. Such Awards will be exercisable during the Participant's lifetime only by the Participant. Restricted Stock and RSUs will be non-transferable and non-assignable until the end of the applicable period of restriction specified in the Award Agreement (and in the case of RSUs, until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee.

Dividends and Other Distributions

During the Period of Restriction, Participants holding Restricted Stock may, if determined by the Committee, be credited with dividends paid with respect to the underlying Common Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. RSUs held by a Participant having surpassed the Period of Restriction may, if the Committee so determines, be credited with dividends paid with respect to the underlying Common Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. However, the payment of dividends or Dividend Equivalents is strictly prohibited with respect to RSUs still subject to a Period of Restriction. Dividend Equivalents cannot apply to an Award unless specifically provided for in the Award Agreement, and the Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Common Shares, Restricted Stock or RSUs.

In addition, the Committee will determine whether Participants holding Performance Shares will receive Dividend Equivalents with respect to dividends declared with respect to the Common Shares. Dividends or Dividend Equivalents may be subject to accrual, forfeiture or payout restrictions as determined by the Committee in its sole discretion. However, the payment of dividends or Dividend Equivalents to a Participant is prohibited in respect to any Performance Shares for which the requisite performance criteria have not been achieved.

Cessation of Awards

Death.  If a Participant dies while an employee, officer or Director of, or consultant to, the Company or an Affiliate: (i) any Options held by the Participant that are exercisable at the date of death continue to be exercisable by the executor or administrator of the Participant's estate until the earlier of twelve months after the date of death and the date on which the exercise period of the particular Option expires and any Options that are not exercisable at the date of death shall immediately expire; (ii) any RSUs held that have vested as at the date of death will be paid to the Participant's estate, and any RSUs that have not vested as at the date of death will be immediately cancelled, unless the Committee or Board determines in its discretion in the Award Agreement or subsequently to accelerate or otherwise amend the general vesting provisions of any Award previously granted to a Participant; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Termination other than Death.  Upon termination of the Participant's employment or term of office or engagement with the Company for any reason other than death: (i) any of the Options held by the Participant that are exercisable on the termination date continue to be exercisable until the earlier of three months (six months in the case of a voluntary retirement) after the termination date and the date on which the exercise period of the Option expires, and any Options that have not vested at the termination date shall immediately expire; (ii) any RSUs held by a Participant that have vested at the termination date will be paid to the Participant and any RSUs that have not vested at the termination date will be immediately cancelled, unless the Committee or Board determines in its discretion in the Award Agreement or subsequently to accelerate or otherwise amend the general vesting provisions of any Award previously granted to a Participant in cases involving disability or retirement; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Corporate Reorganization and Change of Control

Corporate Reorganization. In the event of any merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution to stockholders of the Company, or any similar corporate event or transaction (a "Corporate Reorganization"), the Committee will make or provide for such adjustments or substitutions as are equitably necessary in: (i) the number and kind of securities that may be issued under the Equity Incentive Plan, (ii) the number and kind of securities subject to outstanding Awards, (iii) the price applicable to outstanding Awards, provided changes to the Option Price or Grant Price applicable to outstanding SARs, which are deemed appropriate or necessary by the Committee in the event of a Corporate Reorganization but which constitute more than a mere adjustment or substitution for equivalent value, shall require the prior approval of the Company's shareholders (iv) the award limits, (v) the limit on issuing Awards except as provided for in the Equity Incentive Plan, and (vi) any other value determinations applicable to outstanding Awards or to the Equity Incentive Plan.

In connection with a Corporate Reorganization, the Committee will have the discretion to permit a holder of Options to purchase, and the holder shall be required to accept, on the exercise of such Option, in lieu of the Common Shares, securities or other property that the holder would have been entitled to receive as a result of the Corporate Reorganization if that holder had owned all Common Shares that were subject to the Option.

Change of Control.  In the event of a Change of Control (as defined in the Equity Incentive Plan), subject to applicable laws and rules and regulations of a national exchange or market on which Common Shares are listed or as otherwise provided in any Award Agreement, and subject to the provisions described in the next paragraph below (a) all Options and SARs shall be accelerated to become immediately exercisable; (b) all restrictions imposed on Restricted Stock and RSUs shall lapse and RSUs shall be immediately settled and payable; (c) target payout opportunities attainable under all outstanding Awards of performance based Restricted Stock, performance-based RSUs, Performance Units and Performance Shares shall be deemed to have been fully earned; (d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee; and (e) the Committee will have discretion to cancel all outstanding Awards, and the value of such Awards will be paid in cash based on the change of control price.

Notwithstanding the above, no acceleration of vesting, cancellation, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to an Award if the Committee determines, in good faith, that the Award will be honoured, assumed or substituted by a successor corporation, provided that such honoured, assumed or substituted Award must: (a) be based on stock which is traded on the TSX and/or an established securities market in the United States; (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award; (c) recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control; (d) have substantially equivalent economic value to such Award; and (e) have terms and conditions which provide that in the event a Participant's employment with the Company, and Affiliate or a successor corporation is involuntarily terminated or constructively terminated at any time within twelve months of the Change of Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to such alternative Award shall be waived or shall lapse, as the case may be.

Amending the Equity Incentive Plan

Except as set out below, and as otherwise provided by law or stock exchange rules, the Equity Incentive Plan may be amended, altered modified, suspended or terminated by the Committee at any time, without notice or approval from shareholders, including but not limited to for the purposes of:

(a) making any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases involving death, disability or retirement;

(b) waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an insider may be extended beyond its original expiry date;

(c) making any amendments to add covenants or obligations of the Company for the protection of Participants;

(d) making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a "housekeeping" matter; or

(e) making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Amendments requiring the prior approval of the Company's shareholders are: (i) any changes to the Option Price or Grant Price of previously granted SARs, as applicable, including without limitation a reduction in the price of a previously granted Option or SAR benefitting a Participant, whether or not the Participant is an Insider of the Company, except for adjustments made in the event of a Corporate Reorganization constituting a mere adjustment or substitution for equivalent value; (ii) an increase in the total number of Common Shares available under the Equity Incentive Plan or the total number of Common Shares available for ISOs; (iii) an increase to the limit on the number of Common Shares issued or issuable to insiders; (iv) an extension of the expiry date of an Option or SAR other than in relation to a blackout period; (v) any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases other than those involving death, disability or retirement; and (vi) any amendment to the amendment provisions of the Equity Incentive Plan.

U.S. Federal Income Tax Consequences

The following is a summary of certain anticipated material U.S. federal income tax consequences generally applicable to awards to U.S. Participants (as defined below) made under the Equity Incentive Plan.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Participant with respect to awards under the Equity Incentive Plan.  In addition, certain Participants in the Equity Incentive Plan who are not U.S. Participants may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax consequences with respect to those individuals.  Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax consequences of awards under the Equity Incentive Plan.  This summary does not address the U.S. federal net investment income, U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences to U.S. Participants.  Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements.  Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant.  Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences of participation in the Equity Incentive Plan.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the "IRS") has been requested, or will be obtained, regarding the U.S. federal income tax consequences to a U.S. Participant arising from and relating to awards under the Equity Incentive Plan.  This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary.

Each U.S. Participant should seek U.S. federal tax advice, based on such U.S. Participant's particular circumstances, from their own tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Code, Treasury Regulations, published IRS rulings, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the "Canada-U.S. Tax Convention"), and U.S. court decisions that are applicable as of the date of this document.  Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis.  This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Participants

For purposes of this summary of U.S. federal income tax consequences, a "U.S. Participant" is a citizen or resident of the United States for federal income tax purposes who receives awards under the Equity Incentive Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Equity Incentive Plan.  U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Paragraphs (1) to (8) below are subject to the discussion set forth in Paragraph (9) below.

(1) Grant of Stock Options

The grant of stock options is not expected to result in any taxable income for the recipient, and the Company will not be entitled to an income tax deduction in connection with a grant of stock options under the Equity Incentive Plan.

(2) Exercise of Stock Options, SARs and Disposition of Common Shares

Upon exercising an SAR or a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Common Shares acquired on the date of exercise over the exercise price, and the Company generally will be entitled, at that time, to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code. The optionee will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the Common Shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the Common Shares generally will be a capital gain or loss.

The holder of an incentive stock option generally will have no taxable income upon exercising the stock option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. The gain or loss recognized by the optionee on a later sale or other disposition of such Common Shares will either be long-term capital gain or loss or ordinary income, depending upon whether the optionee holds the Common Shares until the later of the date that is two years following the date of grant and the date that is one year following the date of exercise. If the Common Shares are not held for the period described in the foregoing sentence, the optionee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the Common Shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. Generally, there will be no tax consequences to the Company in connection with the disposition of Common Shares acquired pursuant to an incentive stock option, except that the Company may be entitled to an income tax deduction with respect to a disposition of Common Shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the Code (as described above) have been satisfied, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(3) Restricted Stock, Restricted Stock Units and DSUs

Unless a special election is made by the holder of a restricted stock award under the Code, the holder must recognize ordinary income equal to the excess of (1) the fair market value of the restricted stock received (determined as of the first time the restricted stock becomes transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for the restricted stock by the holder of the award. The holder of a restricted stock unit or deferred stock unit award shall be taxable on the fair market value of any Common Shares delivered and cash paid at the time such property is issued to the holder. The Company will generally be entitled to an income tax deduction at the time the holder recognizes taxable income, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(4) Performance Awards

A recipient of a performance award will not recognize taxable income at the time of grant, and the Company will not be entitled to an income tax deduction with respect to the performance award grant at that time. Upon settlement of a performance award, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any Common Shares delivered and the amount of cash paid, and the Company will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(5) Stock Awards

With respect to awards granted under the Equity Incentive Plan that are payable in Common Shares that are not subject to a substantial risk of forfeiture, the holder thereof must recognize ordinary income equal to the excess of the fair market value of the Common Shares received (determined as of the date the Common Shares are received) over the amount (if any) paid for the Common Shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(6) Dividend Equivalents

Recipients of dividend equivalents with respect to their awards under the Equity Incentive Plan will not recognize taxable income at the time of grant and will not be entitled to an income tax deduction with respect to the dividend equivalent award at that time. When a dividend equivalent is paid, the recipient thereof will recognize compensation taxable as ordinary income in an amount equal to the fair market value of any Common Shares delivered and the amount of cash paid by us, and the Company will be entitled to an income tax deduction in that amount at that time, subject to the limitations on deductibility for compensation paid to covered employees under Section 162(m) of the Code.

(7) Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, Common Shares received through the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of ordinary income recognized, and the amount of our income tax deduction will be determined as of the end of that period.

(8) Section 409A of the Code

Awards under the Equity Incentive Plan are intended to satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder, and the Committee will administer and interpret the Equity Incentive Plan and all award agreements in a manner consistent with that intent. The tax consequences described above are based on the assumption that Awards either are exempt from, or comply with, Section 409A of the Code. The Company makes no guaranty that Awards will comply with Section 409A of the Code (to the extent it is applicable). If it is determined that Awards are subject to Section 409A of the Code and do not comply with Section 409A of the Code, different tax consequences and penalties may result. If any provisions of the Equity Incentive Plan or any award agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision or take any other actions reasonably necessary to avoid any adverse tax consequences, and no action taken to comply with Section 409A of the Code will be deemed to impair or otherwise adversely affect the rights of any holder of an award under the Equity Incentive Plan or any beneficiary thereof.

(9) Ownership and Disposition of Common Shares

The following discussion is subject in its entirety to the rules described below under the heading "Passive Foreign Investment Company Rules."

(a) Taxation of Distributions

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Common Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the Company's current or accumulated "earnings and profits", as computed for U.S. federal income tax purposes. A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates if the Company is a PFIC for the tax year of such distribution or was a PFIC for the preceding tax year. To the extent that a distribution exceeds the Company's current and accumulated "earnings and profits", such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant's tax basis in the Common Shares and thereafter as gain from the sale or exchange of such Common Shares. (See "Sale or Other Taxable Disposition of Common Shares" below). However, the Company does not intend to maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant therefore should assume that any distribution by the Company with respect to the Common Shares will constitute ordinary dividend income. Dividends received on Common Shares by corporate U.S. Participants generally will not be eligible for the "dividends received deduction". Subject to applicable limitations and provided the Company is eligible for the benefits of the Canada-U.S. Tax Convention or the Common Shares are readily tradable on a United States securities market, dividends paid by the Company to non-corporate U.S. Participants, including individuals, in respect of Common Shares generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Company not be classified as a PFIC in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisors regarding the application of such rules.

(b) Sale or Other Taxable Disposition of Common Shares

Upon the sale or other taxable disposition of Common Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference between the U.S. dollar value of cash received plus the fair market value of any property received and such U.S. Participant's tax basis in such Common Shares sold or otherwise disposed of. A U.S. Participant's tax basis in Common Shares generally will be such U.S. Participant's U.S. dollar cost for such Common Shares. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the Common Shares have been held for more than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Participant that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

(c) Passive Foreign Investment Company Rules

If the Company were to constitute a PFIC for any year during a U.S. Participant's holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. Participant resulting from the acquisition, ownership and disposition of shares. The Company believes that it was not a PFIC for its most recently completed tax year. The Company has not made any determination as to its PFIC status for its current and future tax years. No opinion of legal counsel or ruling from the IRS concerning the status of the Company as a PFIC has been obtained or is currently planned to be requested.  PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the tax year in question and is determined annually. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Consequently, there can be no assurance that the Company has never been and will not become a PFIC for any tax year during which U.S. Participants hold shares.

In any year in which the Company is classified as a PFIC, a U.S. Participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621.

The Company generally will be a PFIC if, after the application of certain "look-through" rules with respect to subsidiaries in which the Company holds at least 25% of the value of such subsidiary for a tax year, (a) 75% or more of the gross income of the Company for such tax year is passive income (the "income test"), or (b) 50% or more of the value of the Company's assets either produce passive income or are held for the production of passive income (the "asset test"), based on the quarterly average of the fair market value of such assets. "Gross income" generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and "passive income" generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of stock and securities, and certain gains from commodities transactions; however, certain active business gains arising from the sale of commodities generally are excluded from passive income.

If the Company was a PFIC in any tax year during which a U.S. Participant held shares, such holder generally would be subject to special rules with respect to "excess distributions" made by the Company on the shares and with respect to gain from the disposition of shares. An "excess distribution" generally is defined as the excess of distributions with respect to the shares received by a U.S. Participant in any tax year over 125% of the average annual distributions such U.S. Participant has received from the Company during the shorter of the three preceding tax years, or such U.S. Participant's holding period for the shares.

Generally, a U.S. Participant would be required to allocate any excess distribution or gain from the disposition of the shares pro rata over its holding period for the shares. Such amounts allocated to the year of the disposition or excess distribution and any year prior to the first year in which the Company was a PFIC would be taxed as ordinary income in the year of the disposition or excess distribution, and amounts allocated to each other tax year would be taxed as ordinary income at the highest tax rate in effect for each such year for the applicable class of taxpayer and an interest charge at a rate applicable to underpayments of tax would apply.

While there are U.S. federal income tax elections that sometimes can be made to mitigate these adverse tax consequences (including the "QEF Election" under Section 1295 of the IRC and the "Mark-to-Market Election" under Section 1296 of the IRC), such elections are available in limited circumstances and must be made in a timely manner. Under proposed Treasury Regulations, if a U.S. Participant holds an option or other right to acquire stock of a PFIC, such option or right is considered to be PFIC stock subject to the default rules of Section 1291 of the IRC that apply to "excess distributions" and dispositions described above. However, under the proposed Treasury Regulations, for the purposes of the PFIC rules, the holding period for any shares acquired upon the exercise of an option or other right will begin on the date a U.S. Participant acquires the option or other right (and not the subsequent date of exercise). This will impact the availability, and consequences, of the QEF Election and Mark-to-Market Election with respect to the shares acquired upon exercise of an option or other right.

U.S. Participants should be aware that, for each tax year, if any, that the Company is a PFIC, the Company can provide no assurances that it will satisfy the record keeping requirements or make available to U.S. Participants the information such U.S. Participants require to make a QEF Election with respect to the Company or any subsidiary that also is classified as a PFIC.

Certain additional adverse rules may apply with respect to a U.S. Participant if the Company is a PFIC, regardless of whether the U.S. Participant makes a QEF Election. These rules include special rules that apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC. Subject to these special rules, foreign taxes paid with respect to any distribution in respect of stock in a PFIC are generally eligible for the foreign tax credit. U.S. Participants should consult their own tax advisors regarding the potential application of the PFIC rules to the ownership and disposition of shares, and the availability of certain U.S. tax elections under the PFIC rules.

(d) Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Participant in foreign currency, or on the sale, exchange or other taxable disposition of Common Shares generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant will have a tax basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Participants who use the accrual method of tax accounting. Each U.S. Participant should consult its own U.S. tax advisors regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

(e) Foreign Tax Credit

Dividends paid on the Common Shares will be treated as foreign-source income, and generally will be treated as "passive category income" or "general category income" for U.S. foreign tax credit purposes. Any gain or loss recognized on a sale or other disposition of Common Shares generally will be United States source gain or loss. Certain U.S. Participants that are eligible for the benefits of Canada-U.S. Tax Convention may elect to treat such gain or loss as Canadian source gain or loss for U.S. foreign tax credit purposes. The Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, Treasury Regulations that apply to foreign taxes paid or accrued (the "Foreign Tax Credit Regulations") impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The Treasury Department has recently released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations.

Subject to the PFIC rules and the Foreign Tax Credit Regulations, each as discussed above, a U.S. Participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Common Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax. Generally, a credit will reduce a U.S. Participant's U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant's income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant's particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

(f) Backup Withholding and Information Reporting

Under U.S. federal income tax law and Treasury Regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Participants may be subject to these reporting requirements unless their Common Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of Common Shares will generally be subject to information reporting and backup withholding tax if a U.S. Participant (a) fails to furnish such U.S. Participant's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Participant. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Participant should consult its own tax advisors regarding the information reporting and backup withholding rules.

Awards Granted under the Equity Incentive Plan Prior to the Date Hereof:

Since the Equity Incentive Plan was adopted by the Board on January 28, 2015, a total of 7,220,333 RSUs have been awarded to Participants, which were awarded as follows:

  153,850 granted on January 28, 2015, vesting 50% on January 28, 2016 and 25% on each of January 28, 2017 and 2018.

  31,129 granted on August 6, 2015, vesting 50% on January 28, 2016 and 25% on each of January 28, 2017 and 2018.

  80,469 granted on September 24, 2015, vesting 50% on January 28, 2016 and 25% on each of January 28, 2017 and 2018.

  17,241 granted on October 1, 2015, vesting 50% on January 28, 2016 and 25% on each of January 28, 2017 and 2018.

  948,047 granted on January 27, 2016, vesting 50% on January 27, 2017 and 25% on each of January 27, 2018 and 2019.

  42,887 granted on July 1, 2016, vesting 50% on January 27, 2017 and 25% on each of January 27, 2018 and 2019.

  31,798 granted on July 5, 2016, vesting 100% on January 27, 2017.

  168,964 granted on August 4, 2016, vesting 100% on January 27, 2017.

  13,640 granted on August 4, 2016, vesting 50% on January 27, 2017 and 25% on each of January 27, 2018 and 2019.

  6,798 granted on January 24, 2017, vesting 50% on January 27, 2017 and 25% on each of January 27, 2018 and 2019.

  1,150,881 granted on January 24, 2017, vesting 50% on January 27, 2018 and 25% on each of January 27, 2019 and 2020.

  232,846 granted on July 1, 2017, vesting 100% on January 27, 2018.

  883,626 granted on January 23, 2018, vesting 50% on January 27, 2019 and 25% on each of January 27, 2020 and 2021.

  234,375 granted on January 31, 2018, vesting 100% on February 1, 2018.

  76,751 granted on March 29, 2018, vesting 50% on January 27, 2019 and 25% on each of January 27, 2020 and 2021.

  721,750 granted on January 22, 2019, vesting 50% on January 27, 2020 and 25% on each of January 27, 2021 and 2022.

  9,685 granted on October 31, 2019, vesting 50% on January 27, 2020 and 25% on each of January 27, 2021 and 2022.

  735,146 granted on January 23, 2020, vesting 50% on January 27, 2021 and 25% on each of January 27, 2022 and 2023.

  5,852 granted on September 1, 2020, vesting 50% on January 27, 2021, and 25% on each of January 27, 2022 and 2023.

  441,241 granted on January 26, 2021, vesting 50% on January 27, 2022, and 25% on each of January 27, 2023 and 2024.

  333,215 granted on January 25, 2022, vesting 50% on January 27, 2023, and 25% on each of January 27, 2024 and 2025.

  12,858 granted on March 11, 2022, vesting 50% on January 27, 2023, and 25% on each of January 27, 2024 and 2025.

  8,333 granted on May 25, 2022, vesting 50% on January 27, 2023, and 25% on each of January 27, 2024 and 2025.

  29,794 granted on July 11, 2022, vesting 50% January 27, 2023, and 25% on each of January 27, 2024 and 2025.

  21,240 granted on August 1, 2022, vesting 50% on January 27, 2023, and 25% on each of January 27, 2024 and 2025.

  6,027 granted on August 25, 2022, vesting 50% on January 27, 2023, and 25% on each of January 27, 2024 and 2025.

  450,232 granted on January 26, 2023, vesting 50% on January 27, 2024, and 25% on each of January 27, 2025 and 2026.

  371,658 granted on January 25, 2024, vesting 50% on January 27, 2025, and 25% on each of January 27, 2026 and 2027.

Since the Equity Incentive Plan was adopted by the Board on January 28, 2015, a total of 4,033,795 stock options have been awarded to Participants, which were awarded as follows:

  133,150 granted on January 28, 2015, vesting 50% at the time of grant, and 25% on each of January 28, 2016 and 2017.

  2,772 granted on August 6, 2015, vesting 50% at the time of grant, and 25% on each of August 6, 2016 and 2017.

  418,287 granted on January 27, 2016, vesting 50% at the time of grant, and 25% on each of January 27, 2017 and 2018.

  31,253 granted on August 4, 2016, vesting 50% at the time of grant, and 25% on each of August 4, 2017 and 2018.

  732,328 granted on January 24, 2017, vesting 50% at the time of grant, and 25% on each of January 24, 2018 and 2019.

  6,565 granted on August 3, 2017, vesting 50% at the time of grant, and 25% on each of August 3, 2018 and 2019.

  422,954 granted on January 23, 2018, vesting 50% at the time of grant, and 25% on each of January 23, 2019 and 2020.

  302,278 granted on January 22, 2019, vesting 50% at the time of grant, and 25% on each of January 22, 2020 and 2021.

  566,102 granted on January 23, 2020, vesting 50% at the time of grant, and 25% on each of January 23, 2021 and 2022.

  140,672 granted on September 16, 2020, vesting 50% at the time of grant, and 50% on September 16, 2021.

  4,640 granted on December 14, 2020, vesting 50% at the time of grant, and 25% on each of December 14, 2021 and 2022.

  161,027 granted on January 26, 2021, vesting 50% at the time of grant, and 25% on each of January 26, 2022 and 2023.

  1,893 granted on March 18, 2021, vesting 50% at the time of grant, and 25% on each of March 18, 2022 and 2023.

  1,068 granted on May 12, 2021, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  4,265 granted on July 29, 2021, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  957 granted on August 16, 2021, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  100 granted on December 7, 2021, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  96,296 granted on January 25, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  1,756 granted on March 11, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  3,944 granted on May 14, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  4,411 granted on May 18, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  2,921 granted on May 23, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  5,457 granted on August 4, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  10,000 granted to a consultant on October 1, 2022, vesting 100% one year from the date of grant.

  1,596 granted on October 3, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  1,297 granted on November 3, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  640 granted on November 14, 2022, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  109,117 granted on January 26, 2023, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  9,105 granted on March 1, 2023, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  2,015 granted on March 23, 2023, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  2,228 granted on May 4, 2023, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  2,503 granted on May 25, 2023, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  4,243 granted on June 19, 2023, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  3,571 granted on August 2, 2023, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  10,000 granted to a consultant on October 1, 2023, vesting 100% one year from the date of grant.

  517 granted on November 2, 2023, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  548,216 granted on January 25, 2024, vesting 50% one year from the date of grant and 50% two years from the date of grant (with 99,359 options having a shorter three-year term, and with 268,666 options being performance-based at a 10% premium to the FMV exercise price).

  10,384 granted on February 22, 2024, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  2,184 granted on March 28, 2024, vesting 50% one year from the date of grant and 50% two years from the date of grant.

  2,417 granted on April 10, 2024, vesting 50% one year from the date of grant and 50% two years from the date of grant.

The above-referenced grants exclude stock options granted under any prior plan of the Company, including any stock options of Uranerz Energy Corp. converted to stock options of the Company in June 2016 in connection with the acquisition thereof, such stock options having initially been granted pursuant to the 2005 Uranerz Nonqualified Stock Option Plan.

Since the Equity Incentive Plan was adopted by the Board on January 28, 2015, a total of 3,337,642 SARs have been awarded to Participants, which were awarded as follows:

(a) 2,195,994 granted on January 22, 2019, which vest as follows:

  as to one-third of the SARs granted thereunder, automatically upon the 90-calendar-day volume weighted average price ("VWAP") of the Company's common shares on the NYSE American equaling or exceeding US$5.00 for any 90-calendar-day period;
  as to an additional one-third of the SARs granted thereunder, automatically upon the 90-calendar-day VWAP of the Company's common shares on the NYSE American equaling or exceeding US$7.00 for any 90-calendar-day period; and
  as to the final one-third of the SARs granted thereunder, automatically upon the 90-calendar-day VWAP of the Company's common shares on the NYSE American equaling or exceeding US$10.00 for any 90-calendar-day period,

(b) 833,315 granted on January 25, 2022, which vest as follows:

  as to one-third of the SARs granted to a holder at this meeting, automatically upon the VWAP of the Company's common shares on the NYSE American equaling or exceeding US$12.00 for any 90-calendar-day period;
  as to an additional one-third of the SARs granted to a holder at this meeting, automatically upon the VWAP of the Company's common shares on the NYSE American equaling or exceeding US$14.00 for any 90-calendar-day period; and
  as to the final one-third of the SARs granted to a holder at this meeting, automatically upon the VWAP of the Company's common shares on the NYSE American equaling or exceeding US$16.00 for any 90-calendar-day period, and

(c) 308,333 granted on January 26, 2023, which vest as follows:

  as to one-third of the SARs granted to a holder at this meeting, automatically upon the 90-calendar-day volume weighted average price of the Company's common shares on the NYSE American equaling or exceeding US$12.00 for any 90-calendar-day period;
  as to an additional one-third of the SARs granted to a holder at this meeting, automatically upon the 90-calendar-day volume weighted average price of the Company's common shares on the NYSE American equaling or exceeding US$14.00 for any 90-calendar-day period; and
  as to the final one-third of the SARs granted to a holder at this meeting, automatically upon the 90-calendar-day volume weighted average price of the Company's common shares on the NYSE American equaling or exceeding US$16.00 for any 90-calendar-day period, where any or all of the foregoing 90-calendar-day periods may overlap or coincide, such that, for example (in the case of the latter two SAR grants), if the price of the Company's Common Shares jumps immediately to US$14.00 and meets the 90-calendar-day vesting requirement for US$12.00, a total of two-thirds of the SARs will automatically vest at that time, with the remaining one-third remaining unvested. None of the SARs granted in 2019, 2022 or 2023 were permitted to be exercised for an initial one-year period from the date of grant.

The 90-calendar-day VWAP is calculated daily on a rolling basis, and the vesting requirement is automatically satisfied when the first rolling 90-calendar-day VWAP equals or exceeds the applicable share price level set out in paragraphs (a), (b) or (c) of each of the above grants based on calculations performed by the Company.

Annual Burn Rate for the Three Most Recently Completed Fiscal Years

The Annual Burn Rate (defined as the number of securities granted under the Equity Incentive Plan during the applicable fiscal year divided by the weighted average number of securities outstanding for that year) for the three most recently completed fiscal years for this arrangement, calculated in accordance with Section 613(p) of the TSX Company Manual, is as follows:

For the year ended December 31, 2023: 0.6%

For the year ended December 31, 2022: 0.9%

For the year ended December 31, 2021: 0.4%

Such burn rates were calculated using the values provided in the below chart; no multiplier was included:

	2023	2022	2021
Weighted Average Number of Shares Outstanding	159,107,039	157,343,250	146,904,524
Options Granted	153,299	118,318	169,310
RSUs Granted	450,232	411,467	441,241
SARs Granted	308,333	833,315	Nil
Total Securities Awarded	911,864	1,363,100	610,551
Burn Rate	0.6%	0.9%	0.4%

Securities Authorized for Issuance Under Equity Incentive Plans

For a breakdown of the securities authorized for issuance pursuant to the Company's equity compensation plans approved by security holders (including any individual compensation arrangements) as of December 31, 2023, see page 100, below. There are no compensation plans under which equity securities of the Company are authorized for issuance that were adopted without the approval of the Company's shareholders.

New Plan Benefits Table

The amount, if any, of awards to be awarded to employees, non-employee Directors and consultants is determined by the Committee and is not presently determinable. Therefore, a New Plan Benefits Table is not provided. Information regarding awards to the named executive officers (the "NEOs") in 2023 pursuant to the 2021 Equity Incentive Plan is provided in the section titled "Executive Compensation - Incentive Plan Awards," and information regarding awards to Directors in 2023 pursuant to the 2021 Equity Incentive Plan is provided in the section titled "Director Compensation."

Shareholder Approval

At the Meeting, the Company's Shareholders will be asked to consider and, if deemed advisable, approve, with or without amendment, the following resolution:

"BE IT RESOLVED, as an ordinary resolution of the shareholders of Energy Fuels Inc. (the "Company"), that:

1. all unallocated options, rights, or other entitlements under the Energy Fuels Inc. 2024 Omnibus Equity Incentive Compensation Plan dated April 10, 2024 (the "Equity Incentive Plan"), as set forth in Appendix "A" to the Company's Proxy Statement dated April 24, 2024, are hereby approved;

2. the Equity Incentive Plan, with the amendments made to the 2021 Equity Incentive Plan described above incorporated into the Equity Incentive Plan, is hereby ratified and approved for a further three-year term, expiring 5:00 p.m. (EDT) on June 11, 2027; and

3. any officer or Director of the Company be and is hereby authorized and directed, for and on behalf of the Company, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination."

To be effective, the above resolution must be passed by a simple majority of the votes cast thereon by the Company's shareholders present in person or by proxy at the virtual Meeting. For purposes of the aforementioned approval, "present" shall refer to a shareholder's virtual presence, or the shareholder's proxy represented in accordance with all applicable voting instructions, at the live-cast Meeting on the Lumi/Equiniti virtual AGM platform.

If approval is not obtained at the Meeting, Awards which have not been allocated as of June 11, 2024, and Awards which are outstanding as of June 11, 2024, and are subsequently cancelled, terminated or exercised will not be available for a new grant of Awards. Previously allocated Awards will continue to be unaffected by the approval or disapproval of the resolution.

The Board recommends the Company's shareholders approve the above resolution. The persons named in the enclosed form of proxy intend to vote in favor of the resolution unless a shareholder has specified in the shareholder's proxy that the shareholder's shares are to be voted against such resolution.

Proposal 4 - Ratification and Approval of Shareholder Rights Plan

At the Meeting, shareholders will be asked to consider and, if deemed advisable, pass an ordinary resolution approving a new shareholder rights plan (the "Rights Plan") for a three-year term, as originally established pursuant to a shareholder rights plan agreement dated February 3, 2009 (the "Original SRP Agreement") between the Company and AST Trust Company (Canada) (formerly, CIBC Mellon Trust Company), as rights agent. The Original SRP Agreement had an initial term until the date of the Company's annual meeting of shareholders in 2012 unless extended. On February 10, 2012, at an annual and special meeting of shareholders, the Rights Plan was extended for a further three years; and on June 16, 2015, at an annual and special meeting of shareholders, the Rights Plan was extended for a further three years. At a meeting of the Board held on March 29, 2018, the Board approved, and the shareholders ratified and approved on May 30, 2018, the Amended and Restated Shareholder Rights Plan Agreement between the Company and AST Trust Company (Canada), thereby extending the Rights Plan for a further three years. At a meeting of the Board held on March 18, 2021, the Board approved, and the Company's shareholders thereafter ratified on May 26, 2021, the adoption of a new shareholder rights plan agreement dated March 18, 2021 between the Company and the American Stock Transfer & Trust Company, LLC, as rights agent (the "2021 SRP Agreement"). Most recently, at a meeting of the Board held on April 10, 2024, the Board approved, subject to ratification by shareholders, the adoption of a new shareholder rights plan agreement dated April 10, 2024 between the Company and Equiniti Trust Company, LLC (formerly, American Stock Transfer & Trust Company, LLC) as rights agent (the "SRP Agreement").

A copy of the SRP Agreement is attached as Appendix "B" to this Proxy Statement.

The 2021 SRP Agreement is currently in effect and will expire at the conclusion of the Meeting. The SRP Agreement is intended to replace the 2021 SRP Agreement; however, it too will expire at the Meeting unless it is approved by the shareholders at the Meeting.

The SRP Agreement is the same as the 2021 SRP Agreement, except:

(1) it reflects the updated name of the rights agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company or "AST"), following AST's combination with Equiniti upon being acquired by affiliates of Siris Capital Group, LLC; and

(2) it reflects minor administrative amendments.

Background

When initially adopting the Rights Plan in 2009, the Board considered the legislative framework governing take-over bids in Canada as it existed at that time. On February 25, 2016, the Canadian Securities Administrators (the "CSA") published amendments to the take-over bid regime that subsequently came into force on May 9, 2016 as National Instrument 62-104 - Take-Over Bids and Issuer Bids ("NI 62-104"). The amendments, among other things, lengthen the minimum bid period to 105 days (from the previous 35 days), require that all non-exempt take-over bids meet a minimum tender requirement of more than 50% of the outstanding securities held by independent shareholders, and require a ten-day extension after the minimum tender requirement is met. Regarding the minimum bid period, a target issuer will have the ability to voluntarily reduce the period to not less than 35 days. Additionally, the minimum bid period may be reduced due to the existence of certain competing take-over bids or alternative change-in-control transactions.

As the legislative amendments do not apply to exempt take-over bids, there continues to be a role for rights plans in protecting issuers and preventing the unequal treatment of shareholders. Some remaining areas of concern include:

  protecting against "creeping bids" (the accumulation of more than 20% of the Common Shares) through purchases exempt from Canadian takeover bid rules, such as (i) purchases from a small group of shareholders under private agreements at a premium to the market price not available to all shareholders, (ii) acquiring control through the slow accumulation of shares not available to all shareholders, (iii) acquiring control through the slow accumulation of shares over a stock exchange without paying a control premium, or (iv) through other transactions outside of Canada that may not be formally subject to Canadian take-over bid rules, and in each case requiring the bid to be made to all shareholders; and

  preventing a potential acquirer from entering into lock-up agreements with existing shareholders prior to launching a take-over bid, except for permitted lock-up agreements as specified in the Rights Plan.

By applying to all acquisitions of 20% or more of the Common Shares, except in limited circumstances including Permitted Bids (as defined in the Rights Plan), the Rights Plan is designed to ensure that all shareholders receive equal treatment. In addition, there may be circumstances where bidders request lock-up agreements that are not in the best interest of the Company or its shareholders. Shareholders may also feel compelled to tender their shares to a take-over bid, even if they consider such bid to be inadequate, out of a concern that failing to do so may result in a shareholder being left with illiquid or minority discounted shares in the Company. This is particularly so in the case of a partial bid for less than all the Common Shares.

The Rights Plan encourages a potential acquirer who makes a takeover bid to proceed either by way of a Permitted Bid (described below), which generally requires a takeover bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the Board. If a takeover bid fails to meet these minimum standards and the Rights Plan is not waived by the Board, the Rights Plan provides that holders of Common Shares, other than the Acquiring Person (defined below), will be able to purchase additional Common Shares at a significant discount to market, thus exposing the Acquiring Person to substantial dilution of its holdings. Even where a takeover bid does not meet the Permitted Bid criteria, the Board is always bound to consider any bid for the Company and consider whether or not it should waive the application of the Rights Plan in respect of such bid. In discharging such responsibility, the Board is obligated to act honestly and in good faith with a view to the best interest of the Company.

The Rights Plan does not preclude any shareholder from utilizing the proxy mechanism of the Business Corporations Act (Ontario), to promote a change in the management or direction of the Company and will have no effect on the rights of holders of Common Shares to requisition a meeting of shareholders in accordance with the provisions of applicable legislation.

The Rights Plan is not expected to interfere with the day-to-day operations of the Company, nor in any way alter the financial condition of the Company, impede its business plans, or alter its financial statements. In addition, the Rights Plan is initially not dilutive. However, if a "Flip-in Event" (described below) occurs and the Rights separate from the Common Shares, reported earnings per share and reported cash flow per share on a fully diluted or non-diluted basis may be affected. In addition, holders of Rights not exercising their Rights after a Flip-in Event may suffer substantial dilution.

The SRP Agreement was not adopted by the Board in response to any proposal to acquire control of the Company, nor is the Board currently aware of any pending or threatened take-over bid for the Company.

Summary of the Rights Plan

The following is a summary of the principal terms of the Rights Plan, which is qualified in its entirety by reference to the text of the SRP Agreement, a copy of which is attached as Appendix "B" to this Proxy Statement.

Effective Date

The effective date of the original Rights Plan is February 3, 2009. The SRP Agreement became effective on April 10, 2024.

Term

If the new Rights Plan is not approved by shareholders at the Meeting, the Rights Plan will terminate at the conclusion of the Meeting. If the extension of the Rights Plan is approved by shareholders, the Rights Plan will terminate as of 5:00 p.m. (Eastern time) on the date of the Company's annual and special meeting of shareholders held in 2027, at which time the Rights will expire, unless prior to that date, the Rights are terminated, redeemed, or exchanged by the Board.

Issue of Rights

To implement the Rights Plan, the Board authorized the issuance of share purchase rights ("Rights") to the shareholders of the Company at the rate of one Right for each EFI Common Share outstanding as at 5:00 p.m. (EDT) on February 3, 2009 (the "Record Time"). In addition, one Right has been and will be issued with each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the redemption or expiration of the Rights.

Rights Exercise Privilege

The Rights will trigger (i.e., separate from the Common Shares) (the "Separation Time") and will become exercisable 10 Business Days after a person (an "Acquiring Person") becomes the beneficial owner of 20% or more of, or commences or announces a takeover bid for, the Company's outstanding Common Shares, other than by an acquisition pursuant to a Permitted Bid or a Competing Permitted Bid (each as defined below) or pursuant to certain other transactions as described in the Rights Plan. The acquisition by an Acquiring Person of 20% or more of the Common Shares is referred to as a "Flip-in Event."

Any Rights held by an Acquiring Person will become void upon the occurrence of a Flip-in Event. By making any takeover bid other than a Permitted Bid or a Competing Permitted Bid prohibitively expensive for an Acquiring Person, the Rights Plan is designed to require any person interested in acquiring more that 20% of the Common Shares to do so by way of a Permitted Bid or Competing Permitted Bid or to make a takeover bid which the Board considers to represent the full and fair value of the Common Shares.

Prior to the rights being triggered, they will have no value and no dilutive effect on the Common Shares.

Flip-In Event

A Flip-in Event is triggered in the event that a transaction occurs pursuant to which a person becomes an Acquiring Person. Upon the occurrence of a Flip-in Event, each Right (except for Rights beneficially owned by the Acquiring Person and certain other persons specified below) shall thereafter constitute the right to purchase from the Company upon exercise thereof in accordance with the terms of the Rights Plan that number of Common Shares having an aggregate Market Price (as defined in the Rights Plan) on the date of the consummation or occurrence of such Flip-in Event equal to twice the Exercise Price (as defined in the Rights Plan as Cdn.$10.00, but currently Cdn.$500.00 after adjusting for the Consolidation) for an amount in cash equal to the Exercise Price. Accordingly, if one assumes a market price of Cdn.$2.00 per share, each Right allows a shareholder to purchase 500 Common Shares for Cdn.$500.00, effectively allowing the exercising holders of Rights to acquire the Common Shares at a 50% discount to the then prevailing market price and, based on an assumed market price of Cdn.$2.00 per Common Share, resulting in the issue of 500 Common Shares for each Right, thus creating substantial dilution.

The Rights Plan provides that, upon the occurrence of a Flip-in Event, Rights that are beneficially owned by: (i) an Acquiring Person or any affiliate or associate of an Acquiring Person, or any Person acting jointly or in concert with an Acquiring Person, or any affiliate or associate of such Acquiring Person; or (ii) a transferee or other successor in title of Rights of an Acquiring Person (or an affiliate or associate of an Acquiring Person or of any person acting jointly or in concert with an Acquiring Person) who becomes a transferee or successor in title concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person; shall become null and void without any further action and any holder of such Rights (including transferees or successors in title) shall not have any right whatsoever to exercise such Rights under any provision of the Rights Plan.

Acquiring Person

An Acquiring Person is a person who "Beneficially Owns" (as defined in the Rights Plan) 20% or more of the Common Shares. An Acquiring Person does not, however, include the Company or any subsidiary of the Company, or any person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of Permitted Bid, Competing Permitted Bids and certain other exempt transactions.

Permitted Bids and Competing Permitted Bids

A "Permitted Bid" is a takeover bid made by takeover bid circular in compliance with the following additional provisions:

(a) The Bid must be made to all holders of record of Common Shares;

(b) The bid must be open for a minimum of 105 days following the date that the bid circular is sent to shareholders, or such shorter period as may be permitted under NI 62-104 in certain circumstances, and no Common Shares may be taken up prior to completion of such period;

(c) Take-up and payment for the Common Shares may not occur unless the bid is accepted by persons holding more than fifty percent (50%) of the outstanding Common Shares, exclusive of Common Shares held by the person responsible for triggering the Flip-in Event or any person who has announced a current intention to make, or who is making, a takeover bid for the Common Shares and the respective affiliates and associates of such persons and persons acting jointly or in concert with such persons;

(d) Common Shares may be deposited into or withdrawn from the bid at any time prior to the take-up date; and

(e) If the bid is accepted by the requisite percentage specified in (c) above, the bidder must extend the bid for a period of 10 business days to allow other shareholders to tender into the bid should they so choose and must make a public announcement to such effect.

A "Competing Permitted Bid" is a takeover bid that satisfies all of the criteria of a Permitted Bid except that since it is made after a Permitted Bid has been made, the minimum deposit period and the time period for the take-up of and payment for Common Shares tendered under a Competing Permitted Bid is not less than the time period required under NI 62-104 and the earliest date on which Common Shares may be taken up under the prior Permitted Bid then in existence.

Neither a Permitted Bid nor a Competing Permitted Bid need be approved by the Board and may be taken directly to the shareholder of the Company. Acquisitions of Common Shares of the Company made pursuant to a Permitted Bid or a Competing Permitted Bid do not give rise to a Flip-in Event.

Lock-up Agreements

A "Lock-Up Agreement" is an agreement between an Offeror (as defined in the Rights Plan) and a person (the "locked-up person") whereby the locked-up person agrees to deposit or tender Common Shares to the Offeror's takeover bid. Common Shares which are subject to a lock-up agreement will be considered to be beneficially owned by the Offeror, unless the lock-up agreement is a "Permitted Lock-up Agreement" as defined in the SRP Agreement, being a lock-up agreement which permits the locked-up person to withdraw its Common Shares from the lock-up agreement in order to tender or deposit the Common Shares to another takeover bid or to support another transaction, where (i) the price per Common Share offered under the other bid or transaction exceeds by a specified percentage (which may not exceed 7%) the price per Common Share offered under the Offeror's take-over bid, or (ii) the number of Common Shares to be purchased under the other bid or transaction exceeds by a specified percentage (which may not exceed 7%) the number of Common Shares proposed to be purchased by the Offeror and the price per Common Share offered in such alternative bid or transaction is not less than the price contained in or proposed to be contained in the offer to be made pursuant to the lock-up agreement.

Certificates and Transferability

Prior to separation, the Rights will be evidenced by the Common Share certificates and will not be transferable separately from the Common Shares. Common Share certificates do not need to be exchanged to entitle a shareholder to these Rights. A legend referring to the Rights Plan will be placed on all new share certificates for Common Shares issued by the Company following the Effective Date. From and after separation, the Rights will be evidenced by Rights certificates and will be transferable and traded separately from the Common Shares.

Redemption and Waiver

The Board may, at any time prior to the occurrence of a Flip-in Event, and subject to shareholder approval, elect to redeem all but not less than all of the Rights at a redemption price, after adjusting for the Consolidation, of Cdn.$0.0005 per Right (the "Redemption Price"), which has been adjusted to take into account the Consolidation, and which may be further appropriately adjusted in certain events in the future. Rights will be deemed to automatically be redeemed at the Redemption Price where a person who has made a Permitted Bid, a Competing Permitted Bid or a takeover bid otherwise exempted by the Board, takes up and pays for the Common Shares under the terms of the bid. If the Board elects or is deemed to have elected to redeem the Rights, the right to exercise the Rights will terminate and each Right will, after redemption, be null and void and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Under the Rights Plan, the Board has discretion to waive application of the Rights Plan to a takeover bid made by way of a takeover bid circular, subject to an automatic waiver with respect to all other takeover bids made while the waived takeover bid is outstanding. The Board may also waive the application of the Rights Plan to a Flip-in Event which occurs through inadvertence, subject to the "inadvertent" Acquiring Person reducing its holding of the Common Shares within an agreed upon time. Other waivers of the Rights Plan will require shareholder approval.

Amendment

The Rights Plan provides that prior to ratification by shareholders, the Board may in its sole discretion supplement or amend the Rights Plan. Once the Rights Plan has been ratified by the shareholders, however, any amendments or supplements to the terms of the Rights Plan (other than for clerical errors or to maintain the Rights Plan's validity and effectiveness as a result of changes in applicable legislation or regulatory requirements) will require prior shareholder approval. Changes arising from changes in applicable legislation will require subsequent shareholder ratification.

Shareholder Approval

At the Meeting, the Company's shareholders will be asked to consider and, if deemed advisable, approve, with or without amendment, the following resolution:

"BE IT RESOLVED, as an ordinary resolution of the shareholders of Energy Fuels Inc. (the "Company") that:

(a) The Shareholder Rights Plan Agreement dated April 10, 2024 between the Company and Equiniti Trust Company, LLC as rights agent (the "SRP Agreement"), in the form attached as Appendix "B" to the Proxy Statement of the Company dated April 24, 2024, be and is hereby ratified and approved, such that the amendments to the original shareholder rights plan agreement dated February 3, 2009, including the extension of the expiration time of the Rights Plan to 5:00 p.m. (EDT) on the date of the Company's annual and special meeting of shareholders held in 2027, is hereby ratified, approved and confirmed; and

(b) any one Director or officer of the Company, be, and each is hereby, authorized and directed for and on behalf, and in the name, of the Company, to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such Director or officer may be necessary or desirable in order to give effect to this resolution."

To be effective, the above resolution must be passed by a simple majority of the votes cast thereon by the Company's shareholders present in person or by proxy at the virtual Meeting. For purposes of the aforementioned approval, "present" shall refer to a shareholder's virtual presence, or the shareholder's proxy represented in accordance with all applicable voting instructions, at the live-cast Meeting on the Lumi/Equiniti virtual AGM platform.

The Rights Plan was not adopted by the Board in response to, or in anticipation of, any offer or takeover bid, and the Board is not currently aware of any pending or threatened offer or takeover bid for the Common Shares. The Board has determined that the amendment and extension of the Rights Plan is in the best interest of the Company and its shareholders.

The Board recommends the Company's shareholders approve the above resolution. The persons named in the enclosed form of proxy intend to vote in favor of the resolution unless a shareholder has specified in the shareholder's proxy that the shareholder's shares are to be voted against such resolution.

EXECUTIVE OFFICERS

As of April 22, 2024, the executive officers of the Company, their ages and their business experience and principal occupation during the past five years were as follows:

Name and Municipality of Residence	Office Held	Officer Since	Age
Scott A. Bakken(1) Colorado, USA	Vice President, Regulatory Affairs	2020	53
Nathan R. Bennett(2)	Chief Accounting Officer/Interim Chief Financial Officer	2024	43
Bernard Bonifas(3)	Vice President, ISR Operations	2023	65
Mark S. Chalmers Colorado, USA	President and Chief Executive Officer	2016	66
David C. Frydenlund(4) Colorado, USA	Executive Vice President, Chief Legal Officer and Corporate Secretary	2012	66
Daniel Kapostasy(5) Colorado, USA	Vice President, Technical Services	2023	43
Curtis H. Moore(6) Colorado, USA	Senior Vice President, Marketing and Corporate Development	2015	54
Dee Ann Nazarenus(7) Colorado, USA	Vice President, Human Resources and Administration	2020	66
Logan Shumway(8) Utah, USA	Vice President, Conventional Operations	2023	39

Notes:

(1) Mr. Bakken's principal occupation in the one year prior to becoming an officer was Senior Director, Regulatory Affairs of the Company.

(2) Mr. Bennett's principal occupation in the 1.5 years prior to becoming an officer was Corporate Controller of the Company and, prior to that, was Controller of Antero Midstream Corporation.

(3) Mr. Bonifas's principal occupation in the 4.5 years prior to becoming an officer was Director of ISR Operations for the Company.

(4) Mr. Frydenlund's principal occupation in the 4.5 years prior to becoming Executive Vice President, Chief Legal Officer and Corporate Secretary on August 8, 2022, was Chief Financial Officer, General Counsel and Corporate Secretary of the Company.

(5) Mr. Kapostasy's principal occupation in the 4.5 years prior to becoming an officer was in various capacities for the Company, including Director of Technical Services, Technical Services Manager and Chief Geologist Conventional Mining.

(6) Mr. Moore's principal occupation in the 4.5 years prior to becoming Senior Vice President, Marketing and Corporate Development on January 26, 2022, was Vice President, Marketing and Corporate Development of the Company.

(7) Ms. Nazarenus's principal occupation in the one year prior to becoming an officer was Director, Human Resources and Administration of the Company.

(8) Mr. Shumway's principal occupation in the 4.5 years prior to becoming an officer was in various capacities for the Company, including Chief Metallurgist, Operations Superintendent, Mill Manager and Director, Conventional Operations.

Scott A. Bakken

Mr. Bakken is currently the Vice President, Regulatory Affairs of the Company. He has been with the Company since 2014, where he has held senior positions over permitting and regulatory matters relating to both the Company's conventional mine and mill operations and its ISR operations, serving most recently as Senior Director, Regulatory Affairs. Prior to joining the Company, Mr. Bakken held several positions, starting in 1997, with Cameco Corporation's U.S. subsidiaries, Power Resources, Inc. and Cameco Resources, and with MDU Resources Group, Inc.'s mining and construction materials subsidiary, Knife River Corporation, through which he gained extensive experience in permitting and regulatory activities at mining and ISR uranium recovery facilities. Mr. Bakken is responsible for permitting and regulatory matters relating to all of the Company's operations, both conventional and ISR, and has the overall responsibility for worker health and safety policy matters at the Company.

Nathan R. Bennett

Mr. Bennett is currently the Chief Accounting Officer/Interim Chief Financial Officer (the "Interim CFO") of the Company. From August 25, 2022 to the date of his current appointment, he served as the Company's Corporate Controller. Prior to joining the Company, he served as Controller of Antero Midstream Corporation ("Antero") from December 2013 to August 2022, where he led the accounting, treasury, and financial reporting functions and successful closing of two initial public offerings in 2014 (Antero Midstream Partners LP) and 2017 (Antero Midstream GP LP).  Prior to Antero, Mr. Bennett held various positions within the assurance practice at PricewaterhouseCoopers, LLP, in Denver, Colorado from December 2010 to December 2013 and previously in Houston, Texas from January 2007 to December 2010 serving clients in the energy industry. Mr. Bennett holds a Bachelor of Science in Accounting degree, as well as a Master of Accounting degree, both from Utah State University and is a Certified Public Accountant licensed in the State of Colorado.

Bernard Bonifas

Mr. Bonifas is currently the Vice President, ISR Operations of the Company. He has been with the Company since 2015, first serving as Mine Manager of the Nichols Ranch Project, then as the Director of ISR Operations. Prior to joining the Company, Mr. Bonifas held several positions, starting in 1986 with COGEMA (together with Areva NC, now known as Orano Cycle), working in gold prospecting in France, Spain and Zambia. Since then, Mr. Bonifas has become an expert with over 30 years of experience in uranium prospecting, development, production, restoration, reclamation and decommissioning. In 1997, Mr. Bonifas served as an operations manager for multiple projects in Texas involving production, restoration and decommissioning. In 2002, he transferred to Casper, Wyoming as a Cost Control Manager for COGEMA Mining and affiliated firm Pathfinder. In 2007, Mr. Bonifas was promoted to General Manager of both COGEMA Mining and Pathfinder. As a part of the Areva NC College of Experts, Mr. Bonifas was involved with missions in Kazakhstan, Paraguay and Zambia and performed audits in Argentina and Mexico for the International Atomic Energy Agency ("IAEA"). In 2010, Mr. Bonifas accepted a General Manager position in Gabon, Africa with Areva NC. He returned to the U.S. in 2012 as a General Manager for Cameco Corporation and was involved with uranium ISR production in Wyoming and uranium extraction from phosphates in Idaho until 2015. Mr. Bonifas received his Bachelor of Geology in 1986 from the University of Aix-Marseille and his Diploma of Doctoral Research of Sciences in 1992 from the University of Nancy.

Mark S. Chalmers

Mr. Chalmers is currently the President and Chief Executive Officer (the "CEO") of the Company, a position he has held since February 1, 2018. From July 1, 2016 to January 31, 2018, Mr. Chalmers was President and Chief Operating Officer of the Company, and from July 1, 2016 to July 1, 2017 was Chief Operating Officer of the Company. From 2011 to 2015, Mr. Chalmers served as Executive General Manager of Production for Paladin Energy Ltd., a uranium producer with assets in Australia and Africa, including the Langer Heinrich and Kayelekera mines where, as head of operations, he oversaw sustained, significant increases in production while reducing operating costs. He also possesses extensive experience in ISR uranium production, including management of the Beverley Uranium Mine owned by General Atomics (Australia), and the Highland mine owned by Cameco Corporation (USA). Mr. Chalmers has also consulted to several of the largest players in the uranium supply sector, including BHP Billiton, Rio Tinto, and Marubeni, and until recently served as the Chair of the Australian Uranium Council, a position he held for 10 years. Mr. Chalmers is a registered professional engineer and holds a Bachelor of Science in Mining Engineering from the University of Arizona.

David C. Frydenlund

Mr. Frydenlund is the Company's Executive Vice President ("Executive VP"), Chief Legal Officer ("CLO") and Corporate Secretary, a position he has held since August 8, 2022. Previously, Mr. Frydenlund was Chief Financial Officer, General Counsel and Corporate Secretary of the Company since March 2, 2018, and Senior Vice President, General Counsel and Corporate Secretary of the Company since June 2012. Mr. Frydenlund's responsibilities include all legal matters relating to the Company's activities. His expertise extends to United States Nuclear Regulatory Commission, United States Environmental Protection Agency, State and Federal regulatory and environmental laws and regulations. From 1997 to July 2012, Mr. Frydenlund was Vice President Regulatory Affairs, Counsel, General Counsel and Corporate Secretary of Denison Mines Corp., and its predecessor International Uranium Corporation ("IUC") and was also a Director of IUC from 1997 to 2006 and Chief Financial Officer of IUC from 2000 to 2005. From 1996 to 1997, Mr. Frydenlund was a Vice President of the Lundin Group of international public mining and oil and gas companies, and prior to 1996 was a partner with the Vancouver law firm of Ladner Downs (now Borden Ladner Gervais LLP) where his practice focused on corporate, securities and international mining transactions law. Mr. Frydenlund holds a bachelor's degree in business and economics from Simon Fraser University, a master's degree in economics and finance from the University of Chicago and a law degree from the University of Toronto.

Daniel Kapostasy

Mr. Kapostasy is currently the Vice President, Technical Services of the Company. He has been with the Company since 2013, where he has held a number of positions relating to the geology and other technical aspects of the Company's conventional operations. Since 2020, he has held more senior positions with the Company and has been directly involved with both the conventional uranium operations and the Company's expansion into rare earth elements and heavy mineral sand projects. He most recently served as the Company's Director of Technical Services. Starting in 2008, prior to joining the Company, Mr. Kapostasy worked for a uranium junior mining company, Strathmore Minerals Corporation, where he developed as a uranium geologist. At Strathmore, he was responsible for or involved in resource estimation, permitting and field operations. Mr. Kapostasy is currently responsible for overseeing the corporate technical team of geologists and engineers, supporting conventional operations and is involved with the Company's strategic planning and project execution.

Curtis H. Moore

Mr. Moore is the Senior Vice President of Marketing and Corporate Development (the "Senior VP") for Energy Fuels Inc. Prior to 2023, Mr. Moore was the Vice President of Marketing and Corporate Development for Energy Fuels Inc. He is in charge of product marketing for the Company, and is closely involved in mergers & acquisitions, investor relations, public relations, and corporate legal. He has been with the Company for over 11 years, holding various roles of increasing responsibility. Prior to joining the Company, Mr. Moore worked in multi-family real estate development, government relations and public affairs, production homebuilding, and private law practice. Mr. Moore is a licensed attorney in the State of Colorado. He holds Juris Doctor and Master of Business Administration degrees from the University of Colorado at Boulder, and a Bachelor of Arts dual degree in Economics-Government from Claremont McKenna College in Claremont, California.

Dee Ann Nazarenus

Ms. Nazarenus is the Vice President, Human Resources and Administration of the Company. She has been with the Company for 16 years, having previously served as its Director, Human Resources and Administration. Prior to joining the Company, Ms. Nazarenus held human resource and administration management positions with a number of different organizations, starting in 1995. She is an integral part of the Company in overseeing all aspects of human resources and administration. Ms. Nazarenus is responsible for planning, developing, organizing, implementing, directing, and evaluating all human resource functions of the Company, in addition to being responsible for directing and managing all administrative functions of the Company.

Logan Shumway

Mr. Shumway is currently Vice President, Conventional Operations of the Company and has been with the Company since 2010, working at its White Mesa Mill, which is the only operating conventional uranium mill in the United States and a key asset of the Company. During his tenure with the Company, Mr. Shumway has served in various roles, including as Chief Metallurgist, Operations Superintendent, Mill Manager and Director, Conventional Operations. Mr. Shumway attended Brigham Young University where he received degrees in chemical engineering and chemistry. He is responsible for managing the day-to-day processing activities at the White Mesa Mill, as well as engineering and construction of the Mill property's expanded operations into rare earths processing. Mr. Shumway is a native of Southeastern Utah.

CERTAIN SIGNIFICANT EMPLOYEES

Name and Municipality of Residence	Office Held	Officer Since	Age
Julia C. Hoffmeier(1) Colorado, USA	Corporate Counsel and Assistant Corporate Secretary	2022	32

Notes:

(1) Ms. Hoffmeier's principal occupation in the three years prior to becoming an officer on January 25, 2022 was Staff Attorney of the Company.

Julia C. Hoffmeier

Ms. Hoffmeier is the Company's Corporate Counsel and Assistant Corporate Secretary, a position she has held since January 25, 2022. Prior thereto, from June 2017 to the date of her current appointment, she served as the Company's Staff Attorney. Before joining the Company, Ms. Hoffmeier ran the Pre-Award Grants and Contracts Program for the University of Colorado Denver's Division of Renal Diseases and Hypertension where she worked on medical research proposal submissions and regulatory compliance. In November 2016, she was appointed by the Denver City Council to serve on the Denver Board of Ethics, which she did through August 2019. While on the board, she served in varying capacities as a member, Vice-Chair and Chair. Ms. Hoffmeier earned her Bachelor of Arts in music from Lewis and Clark College, graduating with honors, and her Juris Doctor from the University of Utah S.J. Quinney College of Law, graduating with a Certificate in Environmental and Natural Resource Law. She was called to the Colorado Bar in May 2016 and the Utah Bar in August 2018.

EXECUTIVE COMPENSATION

Compensation Governance

The Company's Compensation Committee is made up of four Directors - Benjamin Eshleman III, Bruce D. Hansen, Jaqueline Herrera and Robert W. Kirkwood (Chair), each of whom is independent pursuant to Section 805(c) of the NYSE American LLC Company Guide (the "NYSE Guide") and pursuant to applicable Canadian securities laws. Each of Ms. Herrera and Messrs. Eshleman, Hansen, and Kirkwood has direct educational and work experience that is relevant to their responsibilities in executive compensation. The Compensation Committee has been delegated the task of reviewing and recommending to the Board, the Company's compensation policies, and reviewing such policies on a periodic basis to ensure they remain current, competitive and consistent with the Company's overall goals.

The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluating the CEO's performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO's compensation level (including salary, incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO's compensation rests with the Board, taking into consideration the Compensation Committee's recommendations, corporate and individual performance, and industry standards.

In addition, the Compensation Committee has been delegated the task of reviewing and approving for executive officers, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change of control agreements, although the ultimate decision relating to any RSU, stock option, SAR or other equity grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies, also factors into decisions concerning compensation.

Our Executive Compensation Practices

The Company follows a number of executive compensation best practices, including:

- ambitious performance targets under its Short-Term Incentive Plan ("STIP") and Long-Term Incentive Plan ("LTIP"), which are tied to the Company's annual budgets and Strategic Plan and incentivize efforts in the best interests of the Company's shareholders;

- annual assessment and reapproval of the STIP and LTIP, as amended from time to time, by the Compensation Committee and the Board;

- emphasis on performance-based compensation through SARs (based on sustained share price performance at set price points), Performance-Based Options (having a strike price at a 10% premium to the fair market value of the grant date price per Common Share, see "Annual Performance-Based Stock Options at a 10% Premium," below) and RSUs (the quantity granted based on the achievement of key performance indicators set out in the LTIP);

- multi-year vesting periods for equity awards, with a minimum one-year holding period;

- explicit prohibitions on insider trading, tipping and trading during blackout periods for all Company personnel;

- explicit prohibitions, applicable to all Company insiders, on short-term trading, short sales, transactions in puts, calls or other derivative securities, hedging transactions, pledges of Company securities as collateral for a loan, and purchasing on margin or holding in a margin account any securities of the Company;

- mandatory claw-backs of erroneously awarded incentive-based compensation in the event of an accounting restatement, and discretionary recovery by the Board of all incentive-based compensation received with a finding of gross negligence, intentional misconduct or fraud; and

- "double trigger" change-in-control provisions in executive employment agreements.

2023 Compensation Peer Group

In January 2023, for purposes of determining base salaries for 2023 and cash bonus and equity award opportunities for 2023 (which, to the extent earned, were paid out/granted in January 2024), the Company continued its engagement of compensation consulting company the Harlon Group to conduct a compensation study for employees, the executive officers, and the Board, and to provide data on equity incentive practices in the industry for the executive team and the Board. The compensation survey data utilized in the Harlon Group's review was from a benchmark analysis of the following public companies, collectively considered to be a peer group for the Company, utilizing 2021 data from their respective 2022 proxy statements (the information below relating to each of the peer companies is taken from such proxy statements or other publicly available information regarding such companies):

2023 Proxy Peer Group Companies	Product	October 2022 Market Cap ($m)	October 2022 Enterprise Value ($m)	TSR Performance
				5-Year	3-Year	1-Year
NexGen Energy Ltd.	Uranium	2,420	2,323	69%	175%	-41%
Paladin Energy Ltd.	Uranium	2,310	2,167	70%	-15%	-9%
Core Lithium	REE	2,530	2,687	Nil	106%	56%
MAG Silver Corporation	Silver Zinc	2,000	1,946	48%	42%	-3%
Gulfport Energy Corporation	NGL	1,810	2,476	Nil	Nil	6%
Ranger Oil Corporation	Oil and Gas	1,520	2,098	-17%	32%	10%
Denison Mines Corporation	Uranium	1,240	1,183	192%	141%	-27%
Uranium Energy Corporation	Uranium	1,240	1,217	203%	240%	5%
Energy Fuels Inc.	Uranium	1,090	979	377%	249%	-13%
Laredo Petroleum, Inc.	Oil and Gas	1,090	2,242	-75%	50%	-16%
Standard Lithium	REE	814	677	172%	552%	-61%
Global Atomic Ltd	Uranium	700	685	Nil	722%	-5%
Endeavour Silver Corporation	Silver Zinc	606	484	51%	47%	-33%
Silvercorp Metals, Inc.	Silver Zinc	558	451	-7%	-38%	-39%
Centrus Energy Corporation	Uranium	546	575	952%	873%	-27%
Fission Uranium Corporation	Uranium	457	420	10%	97%	-39%
Average of Peer Group Data		1,323	1,442	139%	216%	-15%
Median of Peer Group Data		1,240	1,217	60%	101%	-16%
EFI / Average of Peer Group		0.82	0.68	2.71	1.15	1.15(1)
EFI / Median of Peer Group		0.88	0.80	6.31	2.45	1.23(2)

(1) Calculated as y/x, where x = the percentage decrease in the Company's TSR performance and y = the average percentage decrease of the peer group data, to reflect the fact that x and y are both negative and a lower negative number reflects better performance than a higher negative number.

(2) Calculated as y/x, where x = the percentage decrease in the Company's TSR performance and y = the median percentage decrease of the peer group data, to reflect the fact that x and y are both negative and a lower negative number reflects better performance than a higher negative number

This peer group (the "2023 Compensation Peer Group") was chosen, as it was representative of the pool from which the Company could expect to draw its management talent at the beginning of 2023, based on factors including industry representation, market capitalization, and similar levels of operational activity. Identifying peer companies with similar levels of operational activity, even in commodities other than uranium, was considered to be especially important in light of the fact that the Company has three production centers, including the only operating conventional uranium mill in the United States. Potential peer companies were additionally rated based on their similarity to the Company in the category of primary exchange of public listing of securities (Canada, Australia, USA).

In choosing the 2023 Compensation Peer Group, the Harlon Group presented the Compensation Committee with a comparison of the performance of a broad pool of potential peers in relation to the Company according to product type (uranium, REEs, silver/zinc, oil and gas, and natural gas liquids or "NGL"), market capitalization, enterprise value and total shareholder return ("TSR") performance over one, three and five years, including a comparison of the Company's average and median performance to the proposed peer group's average and median performance and a discussion on data outliers. The Compensation Committee members reviewed the data as presented by the Harlon Group, and additionally reviewed the list of potential peers using their own expertise and criteria developed through their experiences in tracking mining industry trends and companies in other metals and uranium, vanadium and REE mining and processing. The resulting peer group was deemed by the Compensation Committee to be the most representative group of the Company's peers for use in making its determinations and recommendations to the Board for executive compensation in January 2023.

2023 Compensation Peer Group Companies at a Glance

• NexGen Energy Ltd. - (NYSE.A:NXE) - a uranium exploration and development company with a portfolio of high-impact projects across the Athabasca Basin, including the significant Arrow deposit on the western side of the Basin;

• Paladin Energy Ltd. - (ASX:PDN) - a uranium mining and exploration company with a 75% stake in the globally significant Langer Heinrich mine in Namibia;

• Core Lithium - (ASX:CXO) - engaged in the acquisition, exploration, evaluation and development of copper, gold, uranium and iron ore properties, and headquartered in Adelaide, Australia;

• MAG Silver Corp. - (TSX:MAG; NYSE.A:MAG) - a development and exploration company focused on exploring and advancing high-grade, district scale, silver-dominant projects in the Americas;

• Gulfport Energy Corporation - (NYSE:GPOR) - an independent natural gas-weighting exploration and production company focused on the exploration, acquisition and production of natural gas, crude oil and NGL in the U.S. with a primary focus in the Appalachia and Anadarko basins;

• Ranger Oil Corporation - (NASDAQ:ROCC) - an independent oil and gas company, which engages in the exploration, development and production of crude oil, natural gas liquids and natural gas, and headquartered in Houston, Texas USA;

• Denison Mines Corp. - (TSX:DML; NYSE.A: DNN) - engaged in the exploration and development of uranium deposits, with interests focused in the Athabasca Basin region of northern Saskatchewan, Canada;

• Uranium Energy Corp. (NYSE:UEC) - engaged in the exploration, extraction, and processing of in-situ uranium projects and titanium projects in the U.S. and Paraguay;

• Laredo Petroleum, Inc. - (NYSE:LPI) - an independent energy company focused on the acquisition, exploration and development of oil and natural gas properties and the gathering of oil and liquids-rich natural gas from its properties, located primarily in the Permian Basin of West Texas, USA;

• Standard Lithium Ltd. - (NYSE.A:SLI) - engaged in the testing and proving of the commercial viability of lithium extraction, and headquartered in Vancouver, Canada;

• Global Atomic Corporation - (TSX:GLO; OTCQX:GLATF) - engaged in the provision of a combination of high-grade uranium mine development and cash-flowing zinc concentrate production, and headquartered in Toronto, Canada;

• Endeavour Silver Corporation - (NYSE:EXK; TSX:EDR) - a mining company focused on discovering and mining silver for use in products such as batteries, smart phones, electric vehicles, medical devices and solar panels;

• Silvercorp Metals Inc. - (NYSE.A:SVM) - a mining company engaged in the acquisition, exploration, development and mining of mineral properties, and headquartered in Vancouver, Canada.

• Centrus Energy Corp. - (NYSE.A: LEU) - a supplier of nuclear fuel and services for the nuclear power industry through its supply sources of enriched uranium, with expertise in uranium handling, nuclear fuel design, and criticality;

• Fission Uranium Corp. - (TSX:FCU; OTCQX:FCUUF) - engaged in the development of the high-grade, near-surface Triple R uranium deposit in the Athabasca Basin uranium district of northern Saskatchewan, Canada.

2024 Compensation Peer Group

The Compensation Committee engaged Zayla Partners, LLC ("Zayla"), an independent executive compensation consulting firm, following the mid-2023 retirement of the Harlon Group's Managing Principal, to help it reevaluate the Company's peer group to be used in making the Company's January 2024 compensation decisions. The following primary criteria were used in the identification and selection of companies for inclusion in the 2024 Compensation Peer Group:

(1) Potential companies were identified from the Company's 8-digit Global Industrial Classification Standard (GICS) 10102050 Coal and Consumable Fuels and from other related industries (including Diversified Metals and Mining, Oil and Gas Exploration and Production, Silver and Specialty Chemicals) where appropriate;

(2) Market capitalization and enterprise value were used as the primary classifiers, in each case evaluated using both a trailing 12-month ("TTM") average and a 60-day trailing average as of November 27, 2023 with any foreign currencies converted to U.S. Dollars per S&P Capital IQ for comparative purposes, and the peer group having a median market capitalization (TTM) as close to the Company's market capitalization (TTM) as practical; and

(3) The number of companies to be included in the 2024 Compensation Peer Group were to be in a range from 14 to 24.

In addition to the foregoing primary selection criteria, the following additional screening criteria were applied:

(4) Focus on maintaining consistency in the Company's peer group over time, to the extent appropriate, making adjustments only when necessary to maintain balance in the other criteria or account for unusual circumstances or recent changes to the Company's own market capitalization;

(5) Eliminate or otherwise adjust for companies that have a disproportionately high enterprise value;

(6) Eliminate companies that may be in unusual circumstances, such as filing for bankruptcy or privatizing;

(7) Eliminate companies that have compensation awards based on extraordinary circumstances, such as a recent merger, etc.; and

(8) Favor hard-rock and other mining companies over oil and gas and coal companies, to the extent possible.

In choosing the 2024 Compensation Peer Group, as defined below, Zayla presented the Compensation Committee with a comparison of the performance of a broad pool of potential peers in relation to the Company according to commodity, primary industry, market capitalization and enterprise value using TTM and 60-day trailing averages, revenue, country headquarters, TSR performance over one and three years, as well as a discussion on outliers. The Compensation Committee members reviewed the data as presented by Zayla, and additionally reviewed the list of potential peers using their own expertise and criteria developed through their experiences in tracking mining industry trends and companies in other metals and uranium, vanadium and REE mining and processing. This resulted in the adoption of the following 2024 Compensation Peer Group comprised of the Company and 16 other companies, which represents an average market capitalization (TTM) of approximately $1.193 billion and an average market capitalization (60-day average) of $1.277 billion, with the companies therein having market capitalizations falling within a range of 28% to 267% of the Company's own market capitalization, and the Company's own market capitalization (TTM) ranking ninth out of 17 total companies, having been deemed by the Compensation Committee to be the most representative group of the Company's peers for use in making its determinations and recommendations to the Board for executive compensation in January 2024.

2024 Proxy Peer Group Companies	Product	Market Cap - TTM(1)(2) ($m)	Market Cap - 60-day Average(2) ($m)	Enterprise Value TTM(1)(2) ($m)	Enterprise Value 60-Day Average(2) ($m)	Revenue ($m)	1-Year TSR(2)	3-Year TSR(2)
Range of Reasonableness	0.5x-3.0x	$524-3146	$632-$3793	$479-$2875	$581-3486	$19-114	Nil	Nil
Iluka Resources Limited	REE	$2,799	$1,992	$2,525	$1,789	$1,545	-31%	42%
NexGen Energy Ltd.	Uranium	$2,333	$3,099	$2,311	$3,055	$0	50%	287%
Gulfport Energy Corporation	NGL	$1,802	$2,341	$2,516	$3,046	$2,285	63%	Nil
Paladin Energy Ltd	Uranium	$1,539	$1,891	$1,406	$1,785	$0	29%	566%
Hudbay Minerals Inc.	Multiple	$1,484	$1,555	$2,603	$2,897	$1,409	-19%	-29%
Uranium Energy Corp.	Uranium	$1,454	$2,167	$1,427	$2,124	$164	66%	498%
MAG Silver Corp.	Silver Zinc	$1,259	$1,083	$1,212	$1,030	$0	-26%	-20%
Denison Mines Corp.	Uranium	$1,088	$1,422	$1,042	$1,376	$10	60%	417%
Energy Fuels Inc.	Uranium	$1,049	$1,264	$958	$1,162	$38	25%	335%
Core Lithium Ltd.	REE	$1,017	$501	$939	$417	$51	-75%	424%
Vital Energy, Inc.	Oil and Gas	$929	$1,169	$2,241	$2,752	$1,467	-29%	242%
Foran Mining Corporation	Silver Zinc	$734	$828	$676	$761	$0	32%	761%
Standard Lithium Ltd.	REE	$624	$474	$554	$436	$0	-47%	10%
Centrus Energy Corp.	Uranium	$600	$818	$589	$797	$343	35%	309%
Endeavour Silver Corp.	Silver Zinc	$598	$453	$540	$416	$237	-35%	-35%
Silvercorp Metals Inc.	Silver Zinc	$526	$405	$412	$296	$207	-6%	-54%
Neo Performance Materials Inc.	REE	$297	$229	$200	$143	$602	-20%	-34%
Average of Peer Group Data		$1,184	$1,276	$1,303	$1,428	$492	4.24%	219%
Median of Peer Group Data		$1,049	$1,169	$1,042	$1,162	$164	-6%	242%
EFI / Average of Peer Group		0.89	0.99	0.74	0.81	0.08	5.90	1.53
EFI / Median of Peer Group		1.00	1.08	0.92	1.00	0.23	5.16	1.38

Notes:

(1) TTM refers to the trailing twelve (12)-months of consecutive performance data.

(2) Data as of November 27, 2023. Converted into USD currency where needed using exchange rates published by Capital IQ.

2024 Compensation Peer Group Companies at a Glance

• Iluka Resources Limited - (ASX:ILU) - a global critical minerals company engaged in the exploration, project development, mining, processing, marketing and rehabilitation of mineral sands;

• NexGen Energy Ltd. - (NYSE.A:NXE) - a uranium exploration and development company with a portfolio of high-impact projects across the Athabasca Basin, including the significant Arrow deposit on the western side of the Basin;

• Gulfport Energy Corporation - (NYSE:GPOR) - an independent natural gas-weighting exploration and production company focused on the exploration, acquisition and production of natural gas, crude oil and NGL in the U.S. with a primary focus in the Appalachia and Anadarko basins;

• Paladin Energy Ltd. - (ASX:PDN) - a uranium mining and exploration company with a 75% stake in the globally significant Langer Heinrich mine in Namibia;

• Hudbay Minerals Inc. - (TSX:HBM) - a diversified mining company, together with its subsidiaries, focused on the exploration, development, operation, and optimization of properties in North and South America;

• Uranium Energy Corp. (NYSE:UEC) - engaged in the exploration, extraction, and processing of in-situ uranium projects and titanium projects in the U.S. and Paraguay;

• MAG Silver Corp. - (TSX:MAG; NYSE.A:MAG) - a development and exploration company focused on exploring and advancing high-grade, district scale, silver-dominant projects in the Americas;

• Denison Mines Corp. - (TSX:DML; NYSE.A: DNN) - engaged in the exploration and development of uranium deposits, with interests focused in the Athabasca Basin region of northern Saskatchewan, Canada;

• Core Lithium - (ASX:CXO) - engaged in the acquisition, exploration, evaluation and development of copper, gold, uranium and iron ore properties, and headquartered in Adelaide, Australia;

• Vital Energy, Inc. - (TSX:VTLE) - an independent energy company engaged in the acquisition, exploration, and development of oil and natural gas properties in the Permian Basin of west Texas, U.S.

• Foran Mining Corporation - (TSX:FOM) -  a company engaged in the acquisition, exploration, and development of mineral properties (copper-zinc) within the Hanson Lake District of eastern Saskatchewan, Canada;

• Standard Lithium Ltd. - (NYSE.A:SLI) - engaged in the testing and proving of the commercial viability of lithium extraction, and headquartered in Vancouver, Canada;

• Centrus Energy Corp. - (NYSE.A: LEU) - a supplier of nuclear fuel and services for the nuclear power industry through its supply sources of enriched uranium, with expertise in uranium handling, nuclear fuel design, and criticality;

• Endeavour Silver Corporation - (NYSE:EXK; TSX:EDR) - a mining company focused on discovering and mining silver for use in products such as batteries, smart phones, electric vehicles, medical devices and solar panels;

• Silvercorp Metals Inc. - (NYSE.A:SVM) - a mining company engaged in the acquisition, exploration, development and mining of mineral properties, and headquartered in Vancouver, Canada.

• Neo Performance Materials Inc. - (TSX:NEO) - a company engaged in the manufacture and sale of rare earth, magnetic powders, magnets, and rare metal-based functional materials in Canada and internationally;

Compensation decisions for Senior Executive Officers (as defined below) in January 2024, based on the 2024 Compensation Peer Group, included: the determination of cash bonus award opportunities that may be paid in 2025 under the Company's STIP for performance in 2024; the determination of RSU award opportunities that may be granted in 2025 under the Company's LTIP for performance in 2024 (which will be reported as compensation in 2025); as well as the determination of base salaries for 2024 (which will be reported in next year's Proxy Statement as compensation in 2024) and the new Performance-Based Options granted in 2024 (which will be reported in next year's Proxy Statement as compensation in 2024, see "Annual Performance-Based Stock Options at a 10% Premium," below).

The following table sets forth the fees paid to consultants and advisors related to determining compensation for executive officers and Directors for each of the two most recently completed fiscal years. This resulted in the adoption of the above-listed 2023 Compensation Peer Group and 2024 Compensation Peer Group for use in the Company's January 2023 and 2024 executive compensation decisions.

Year	Executive Compensation-Related Fees(1)	All Other Fees(2)
Fiscal Year Ended December 31, 2023	US$72,500	Nil
Fiscal Year Ended December 31, 2022	US$8,963	Nil

Notes:

(1) The aggregate fees billed by each consultant or advisor, or any of its affiliates, for services related to determining compensation for any of the Company's Directors or executive officers.

(2) The aggregate fees billed for all other services provided by each consultant or advisor, or any of its affiliates, which are not reported as "Executive Compensation Related Fees."

These fees were paid to the Harlon Group and Zayla, commensurate with their respective services during the years in question, which were engaged on behalf of and took instructions from the Compensation Committee rather than management in connection with the foregoing services. There were no conflicts of interest between the Compensation Committee and the Harlon Group or between the Compensation Committee and Zayla identified during the fiscal year ended December 31, 2023, nor during any time in 2023 or to date in 2024 where discussions related to compensation decisions were held.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during the fiscal year ended December 31, 2023 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no Compensation Committee "interlocks" during the fiscal year ended December 31, 2023, nor during any time in 2022 or to date in 2024, which generally means that no executive officer of the Company served as a Director or member of the compensation committee of another entity, which had an executive officer serving as a Director or member of the Compensation Committee.

Compensation Discussion and Analysis

Objectives of the Compensation Program

The objectives of the Company's compensation programs are to attract and retain the best possible executives having the expertise required for the uranium, REE and vanadium mining and radioisotope industries, and to motivate the executives to achieve goals consistent with the Company's business strategy, including with particularity the guiding principles of increasing and sustaining shareholder value. The compensation program is designed to reward executives for achieving these goals, while providing continued incentives to develop rigorous new goals annually, to the extent market conditions allow in a volatile market driven primarily by commodity prices.

Elements of Compensation

The Company's compensation practices are intended to be competitive with those of its peers, and thus are designed to account for individual successes and failures within corporate management, so as to create accountability within the Company's executive team and provide an external metric against which its senior executives can gauge the quality and appropriateness of their decisions. During fiscal year 2023, the three key elements used to compensate the NEOs of the Company were: (i) base salary; (ii) cash bonuses; and (iii) long-term incentives in the form of equity awards.

The Company had six NEOs over the course of the fiscal year ended December 31, 2023:

Name	Title (Current or Former)
Mark S. Chalmers	President and Chief Executive Officer
David C. Frydenlund	Executive Vice President, Chief Legal Officer and Corporate Secretary
Tom L. Brock(1)	Chief Financial Officer (Former)
John L. Uhrie(2)	Chief Operating Officer (Former)
Curtis H. Moore(3)	Senior Vice President, Marketing and Corporate Development
Scott A. Bakken	Vice President, Regulatory Affairs

Notes:

(1) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023. Mr. Brock was not an NEO in 2021.

(2) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023. Mr. Uhrie was not an NEO in 2021.

(3) Mr. Moore was appointed to serve as the Company's Senior VP, Marketing and Corporate Development effective as of January 25, 2023. Prior thereto he served as the Company's VP, Marketing and Corporate Development.

In 2023, Messrs. Chalmers, Frydenlund, Brock, Uhrie and Moore were considered Senior Executive Officers of the Company. Only the Senior Executive Officers were subject to the STIP and LTIP in 2023, thus Mr. Bakken is not included in the below disclosure relating to 2023 performance relative to the key performance indicators set out in the STIP and LTIP. Notably, however, in January 2024, the STIP and LTIP were extended to all NEOs and other corporate officers for application going forward, starting with the 2024 fiscal year. As such, the proxy statement to be filed in 2025 for the year ended December 31, 2024 will discuss the Compensation Committee and Board's STIP and LTIP-driven compensation decisions as applied to all NEOs.

In 2023, equity incentive-based compensation for Mr. Bakken was determined at the discretion of the CEO using the Company's standard practice for all other Company employees of applying established bonus and equity thresholds that correspond to the individuals' respective employment classifications (in his case, those thresholds designated for corporate vice presidents). Mr. Bakken's cash bonus was determined at the discretion of the Compensation Committee based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, and individual performance based on recommendations and general input from the CEO.

Determination of Compensation

Base Salaries

Base salary is a fixed component of pay that compensates executives for fulfilling their roles and responsibilities and aids in attracting and retaining qualified executives.

Base compensation for the CEO is generally fixed by the Board on an annual basis at its regularly scheduled meeting in January for application in that year, based on recommendations from the Compensation Committee. In making its recommendations to the Board, the Compensation Committee evaluates those levels of compensation reported by the Company's current peer group approved by the Compensation Committee. Generally, base salary for the CEO is set relative to the base salaries paid to other CEOs in the current peer group; however, the Board, in its discretion, may also take into account any additional recommendations of the Compensation Committee, as well as the Board's own assessment of the performance of the Company overall, the Company's specific projects and the CEO's individual contribution to both in addition to any other factors or considerations deemed relevant.

Base compensation for the NEOs, other than the CEO, is generally fixed by the Compensation Committee on an annual basis at its regularly scheduled meeting in January for application in that year. As with the base salary for the CEO, base salaries for the Senior Executive Officers, other than the CEO, are set relative to the levels of compensation reported by the Company's current peer group approved by the Compensation Committee. The Compensation Committee may also take into account, for all NEOs, its assessment of the performance of the Company overall, the Company's specific projects and the particular individual's contributions to that performance.

Base salaries for the Senior Executive Officers in 2023 were set by the Board, taking into account base salaries for comparable positions in the 2023 Compensation Peer Group. Base salaries for the other NEOs in 2023 were set by the CEO based on his evaluation of each NEO's individual job performance during the prior year.

The following table shows the base salaries of the NEOs as of December 31, 2022 and December 31, 2023:

Named Executive Officer	2023 Salary as of December 31, 2023 (US$)	2022 Salary as of December 31, 2022 (US$)	Percentage Change
Mark S. Chalmers President and CEO	$564,960	$528,000	7.00%
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$405,524	$378,994	7.00%
Tom L. Brock, CFO(1)	$351,346	$340,000	7.00%
John L. Uhrie, COO(2)	$351,346	$340,000	7.00%
Curtis H. Moore, Senior VP, Marketing and Corporate Development(3)	$280,000	$218,353	28.25%
Scott A. Bakken, VP, Regulatory Affairs	$220,000	$194,217	18.42%

Notes:

(1) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023.

(2) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023.

(3) Mr. Moore was appointed to serve as the Company's Senior VP, Marketing and Corporate Development on January 25, 2023. Prior thereto he served as the Company's VP, Marketing and Corporate Development. His raise was deemed commensurate with the promotion.

Cash Bonuses

Along with the establishment of competitive base salaries and long-term incentives, one of the objectives of the executive compensation strategy is to encourage and recognize strong levels of performance by linking the overall performance and contributions of each NEO to the corporate objective of maximizing value for the Company's shareholders.

The cash bonus for the CEO for each fiscal year is approved by the Board, based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, any target bonus percentages of base salary set out in the CEO's employment agreement, and particularly the achievement of objective measures and individual performance of the CEO relative to pre-established performance goals for the year in question. Generally, the target cash bonus level is set at a competitive level relative to the cash bonus targets within the current peer group as a percent of base salary, and the CEO's actual bonus is based on how well the CEO and the Company met the annual performance goals set by the Board in the Company's STIP as described under "Performance Goals," below. Ultimately, the cash bonus for the CEO is determined, at the sole discretion of the Board, based on recommendations from the Compensation Committee.

The cash bonuses for the Senior Executive Officers, other than the CEO, for each fiscal year are approved by the Compensation Committee, based on the overall financial performance of the Company, levels of bonus opportunities provided by benchmark companies, any target bonus percentages of base salary set out in the individual employment agreements, and particularly the achievement of objective measures and individual performance of the Senior Executive Officer, and based on recommendations and general input from the CEO. Generally, the target cash bonus levels for the Senior Executive Officers, other than the CEO, are set at competitive levels relative to cash bonus targets for similar roles within the current peer group as a percent of base salary, and each Senior Executive Officer's actual bonus is based on how well the Senior Executive Officers and the Company collectively met the annual performance goals set by the Board in the Company's STIP as described under "Performance Goals," below.

As the STIP applies only to the Senior Executive Officers, Mr. Bakken's cash bonus was determined at the discretion of the Compensation Committee based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, and individual performance based on recommendations and general input from the CEO. Applying these criteria, Mr. Bakken's cash bonus for 2023, as determined in January 2024, was set at 20% of his base salary.

Generally, the cash bonuses earned in a fiscal year are determined by the Board at its first meeting in January of the following year. The cash bonuses in respect of each fiscal year of the Company may be paid in one or more installments, as determined by the Board, or the Compensation Committee, as the case may be.

In addition, the Board may, from time to time, grant additional cash bonuses to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction.

A summary of the STIP cash bonus methodology in 2023 is below:(1)

Named Executive Officer	Cash Program Participation	Target as a % of Salary	STIP Threshold Payment (As a % of Target)	STIP Target Payment (As a % of Target)	STIP Maximum Payment (As a % of Target)
Senior Executive Officers(2)
Mark S. Chalmers President and CEO	STIP	50%	0-50%	100%	150%
David C. Frydenlund Executive VP, CLO and Corporate Secretary	STIP	50%	0-50%	100%	150%
Tom L. Brock CFO(3)	STIP	40%	0-50%	100%	150%
John L. Uhrie COO(4)	STIP	40%	0-50%	100%	150%
Curtis H. Moore Senior VP, Marketing and Corporate Development(5)	STIP	25%	0-50%	100%	150%

Notes:

(1) There is no guaranteed floor or minimum, and payments may go to zero depending on performance.

(2) As the STIP and LTIP only governed executive incentive-based compensation related decisions for the Senior Executive Officers in 2023, the remaining NEO is not reflected in this table.

(3) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023.

(4) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023.

(5) Mr. Moore was appointed to serve as the Company's Senior VP, Marketing and Corporate Development on January 25, 2023. Prior thereto he served as the Company's VP, Marketing and Corporate Development.

The year-over-year increase in targets as a percentage of salary were made in response to a review of the 2022 peer group's 2021 short-term incentive bonus awards (being the most up-to-date publicly available data at that time), which indicated that the bonus opportunities for the NEOs were below the peer group averages and medians. The Board, at the recommendation of the Compensation Committee, therefore determined that it was advisable to make certain increased adjustments to the target levels so as to better align the NEOs' compensation structure with that of the Company's peer group, particularly in light of the NEOs' strong performance during the 2022 year, as reviewed in early 2023.

Long-Term Incentives - Equity Compensation

Under the 2024 Amended and Restated Omnibus Equity Incentive Compensation Plan (the "Equity Incentive Plan"), which was originally approved by the Board on January 28, 2015 and ratified by the shareholders of the Company at the June 2015 Annual and Special Meeting of Shareholders, and most recently amended and restated on April 10, 2024, subject to shareholder ratification at the Meeting, the Board may, in its discretion, grant from time to time Options, Stock Appreciation Rights ("SARs"), Restricted Stock and RSUs, Deferred Share Units, Performance Shares, Performance Units, and Full-Value Stock-Based Awards to employees, Directors, officers and consultants of the Company and its affiliates.

The equity award for the CEO for each fiscal year is approved by the Board, based on the overall financial performance of the Company, levels of equity awards provided by benchmark companies, any target equity award percentages of base salary set out in the CEO's employment agreement, and particularly the achievement of objective measures and individual performance of the CEO relative to pre-established long-term performance goals for the year in question. Generally, the target equity award amount is set at a competitive level relative to the equity awards granted within the current peer group as a percent of base salary, and the CEO's actual equity award is based on how well the CEO and the Company met the annual long-term performance goals set by the Board in the Company's LTIP as described under "Performance Goals," below. Ultimately, the equity award for the CEO is determined, in the sole discretion of the Board, based on recommendations from the Compensation Committee.

The equity awards for the Senior Executive Officers, other than the CEO, for each fiscal year are approved by the Compensation Committee, based on the overall financial performance of the Company, levels of equity awards provided by benchmark companies, any target equity award percentages of base salary set out in the individual employment agreements, and particularly the achievement of objective measures and individual performance of the Senior Executive Officer, and based on recommendations and general input from the CEO. Generally, the target equity award amounts for the Senior Executive Officers, other than the CEO, are set at competitive levels relative to equity awards granted within the current peer group as a percent of base salary, and each Senior Executive Officer's actual equity award is based on how well the Senior Executive Officers and the Company collectively met the annual long-term performance goals set by the Board in the Company's LTIP as described under "Performance Goals," below.

Equity incentives granted to NEOs may be made subject to specific vesting requirements, which may include vesting over a particular period of time or in response to the achievement of other performance-based metrics. Generally, equity awards for a fiscal year are determined by the Board at its first meeting in January the following year. In addition, the Board may, from time to time, grant additional equity awards to one or more of the NEOs, in special circumstances, such as the successful completion of a major transaction or for succession planning/retention purposes.

Annual RSU Grants

In 2023, under the LTIP, the Company relied on the grant of performance based RSUs to align the Senior Executive Officers' interests with shareholder value. As the LTIP only applies to Senior Executive Officers, Mr. Bakken's 2023 equity incentive-based compensation was determined at the discretion of the CEO using the Company's standard practice for all other Company employees of applying established equity thresholds that correspond to the individuals' respective employment classifications (in his case, those thresholds designated for corporate vice presidents). Applying these criteria, the equity incentive-compensation award for Mr. Bakken for 2023, as determined in January 2024, was set at 40% of his base salary and likewise awarded in RSUs.

Except as otherwise provided for in the NEOs' employment agreements, as they are revised from time to time, the RSUs granted in January 2024 for performance in 2023 will vest as to 50% on January 27, 2025, will vest as to an additional 25% on January 27, 2026 and as to the remaining 25% on January 27, 2027. Upon vesting, each RSU entitles the holder to receive one Common Share for the payment of no additional consideration.

The Company considers RSUs to be an excellent form of equity incentive, which allows the Company to achieve its performance-based incentive and retention goals. First, because the Company's performance is heavily dependent on commodity prices, and traditional performance measures such as earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc. have not been meaningful in the past, share price performance is one of the main measures of long-term performance for the Company and is tightly linked to the creation of shareholder value. Because the RSUs vest over a three-year period, with the number of shares vesting each year set at the time of grant, the value of the shares at the time of vesting will be directly dependent on the Company's share price at the time of vesting. If management is successful in increasing the Company's share price over the three-year period, the value of the shares at each vesting date will have increased; however, if management is not successful in increasing share prices over that time period, the value of management's vested shares may decrease. The Company therefore considers RSUs to provide a very effective long-term share-performance-based form of equity incentive. In addition, because an executive will forfeit all unvested RSUs if the executive leaves the Company to take employment elsewhere, the unvested RSUs also help the Company satisfy its retention objectives.

The RSUs granted to the NEOs in 2023, in addition to the SARs granted (see below), were as follows:

Named Executive Officer(1)	Value of RSUs Granted (US$)	Number of RSUs Granted
Senior Executive Officers
Mark S. Chalmers President and CEO	$744,480	101,152
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$445,318	60,505
Tom L. Brock CFO(2)	$299,625	40,709
John L. Uhrie COO(3)	$299,625	40,709
Curtis H. Moore Senior VP, Marketing and Corporate Development(4)	$102,626	13,943
Scott A. Bakken VP, Regulatory Affairs	$80,795	10,977

Notes:

(1) The RSUs were determined using the UUUU stock price as of market close on January 25, 2023 (NYSE American) of $7.36/Common Share.

(2) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023, at which time all unvested RSUs held by Mr. Brock were forfeited and cancelled.

(3) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023, at which time all unvested RSUs held by Mr. Uhrie were forfeited and cancelled.

(4) Mr. Moore was appointed to serve as the Company's Senior VP, Marketing and Corporate Development on January 25, 2023. Prior thereto he served as the Company's VP, Marketing and Corporate Development.

Annual Stock Appreciation Right Grants

At its meeting on January 26, 2023, the Board approved an SAR Plan for the Company, which provides key parameters pursuant to which the Board, in its complete discretion, may make annual SAR grants to senior management personnel and others performing those roles. Prior to implementation of the SAR Plan in January 2023, the Board granted SARs on an ad hoc basis in 2019 and 2022. The SAR Plan provides an added level of equity performance awards that are intended to incentivize management to achieve the Company's strategic long-term goals over the specified term of the SARs, based on significant common share price growth objectives, and to reward management for achieving those growth objectives. Under the SAR Plan, when and if utilized, senior management personnel will generally be granted SARs having a value equal to 50% of the target value of their RSU grants under the LTIP or otherwise. The term of each SAR grant will be five (5) years from the date of grant and will vest in three separate tranches according to increasingly high NYSE American closing prices of the Company's common shares, known as "Vesting Trigger Prices." All SAR grants have a one (1)-year holding period from the date of grant during which any vested SARs may not be exercised. The SAR grants are discretionary, and the size of the grants and the terms and conditions of the grants are in the discretion of the Board and may vary from the terms and conditions described above.

At the same meeting in January 2023, the Company made its standard annual grant of SARs to its NEOs, other senior management personnel and certain other personnel for performance in 2022 in accordance with the SAR Plan, in addition to its standard annual grant of RSUs under the Company's LTIP (in addition to its standard annual non-LTIP equity grants made to the non-Senior Executive Officers, other employees and Directors). These SARs were granted in 2023 for performance in 2022 and are thus included in NEO compensation in this Proxy Statement for 2023. These SARS are intended to provide additional long-term performance-based equity incentives for the Company's senior management. The SAR Plan sets out the general criteria on which the Company may grant SARs on an annual basis, as equity awards in addition to but separate from RSU grants under the LTIP. The SARs are purely performance based because they only vest upon the achievement of aggressive performance goals designed to significantly increase shareholder value. If those goals are not met, the SARs do not vest. Each SAR granted in 2023 for 2022 performance entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $7.36 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $16.00 for any continuous 90-calendar-day period. Further, notwithstanding the foregoing vesting schedule, no SARs could be exercised by the holder for an initial period of one year from the date of grant; the date first exercisable being January 26, 2024. As a result, the SARs granted in 2023 for 2022 performance are a long-term equity incentive (not exercisable until after one-year after grant) and are 100% performance based. If management does not perform to achieve the stipulated vesting share price levels, the SARs will have no value on exercise.

The SARs granted to the NEOs in 2023 for 2022 performance, in addition to the RSUs granted, were as follows:

Named Executive Officer(1)	Value of SARs Granted (US$)	Number of SARs Granted
Mark S. Chalmers President and CEO	$316,800	91,826
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$189,497	54,926
Tom L. Brock CFO(2)	$127,500	36,956
John L. Uhrie COO(3)	$127,500	36,956
Curtis H. Moore Senior VP, Marketing and Corporate Development(4)	$43,671	12,658
Scott A. Bakken VP, Regulatory Affairs	$40,398	11,709

Notes:

(1) The SARs were valued by a third-party valuation firm for a Monte Carlo Fair Value of $3.45 per SAR.

(2) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023, at which time all SARs held by Mr. Brock were forfeited and cancelled.

(3) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023, at which time all SARs held by Mr. Uhrie were forfeited and cancelled.

(4) Mr. Moore was appointed to serve as the Company's Senior VP, Marketing and Corporate Development on January 25, 2023. Prior thereto he served as the Company's VP, Marketing and Corporate Development.

Annual Performance-Based Stock Options at a 10% Premium

In 2023, in response to the Company's proxy statement for the year ended December 31, 2022, the Company received feedback that its SAR grants made prior to, and in accordance with, its SAR Plan were not viewed as ideal mechanisms for performance-based equity grants due to their "retesting opportunity," whereby recipients are given multiple opportunities for the stock price performance metrics to be met but not necessarily sustained over the long-term, noting a rolling 90-day performance period over a five-year performance window. The concern was that the "rolling" feature could create a risk that pay outcomes and long-term performance will not be aligned. In addition, the SARs proved to be administratively complex, making them at times difficult to administer and therefore a less favorable incentive tool compared to the other forms of equity utilized by the Company.

In response, in January 2024, the Company opted to move away from the SAR Plan and, rather than make its annual grant of SARs to its NEOs and certain other high-level employees under the SAR Plan, elected to instead grant to the same designated recipients performance-based stock options, entitling those recipients to purchase one Common Share of the Company at an exercise price of $8.23 per share (the "Performance-Based Options"), being a 10% premium to the higher of (i) the VWAP of the Common Shares of the Company on the NYSE American for the five trading days ending on the last trading day prior to the date of the meeting when granted, and (ii) the closing price of the common shares of the Company on the NYSE American on the last trading day prior to the date of such meeting, which, as of January 24, 2024, was $7.48. The Performance-Based Options vest as to 50% on January 25, 2025 and as to the remaining 50% on January 25, 2026. The term of the Performance-Based Options is five years, ending on January 24, 2029.

Performance Goals

As discussed above, the Company is in industries that are heavily dependent on the prices of uranium, REEs, vanadium and radioisotopes. When these commodity prices are high, development, extraction, production and related operations can be in full swing and booming. However, when these commodity prices are low, operations and other development activities are generally curtailed, and properties and facilities are placed on standby or are potentially shut down. During those periods of low commodity prices, which the Company has experienced in varying degrees over the last several years, industry participants can face negative cashflows and losses and are often tasked with minimizing those negative cashflows and losses, while at the same time maintaining their valuable assets in a state of readiness for a ramp-up when commodity prices recover. As a result of this heavy reliance on commodity prices and large fluctuations in cashflows and income and losses, typical performance metrics, such as net income, earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc. are not always meaningful to the Company.

To address this issue, the Company implemented the STIP in January 2016 and the LTIP in January 2018, which are intended to set out meaningful performance criteria tailored specifically to the Company, in light of the general inability to rely on more standard performance indicators. The STIP sets short-term performance goals each year that are tied primarily to the Company meeting its annual budget, as set by the Board, as well as the objectives over the year as set out in the Company's long-term strategic plan. Cash bonuses for Senior Executive Officers are awarded each year based on performance relative to the STIP performance goals for the year, as determined by the Board in January of the following year.

The LTIP sets long-term performance goals each year tailored specifically to the Company that have implications beyond the current year. Equity awards for Senior Executive Officers are awarded for each year based on performance relative to the LTIP performance goals for the year, as determined by the Board in January of the following year. The equity awards are typically in the form of RSUs that vest over a three-year period. Although performance goals are not contained in the RSUs themselves, the number of RSUs awarded for any year is based on the success of management in meeting the year's long-term performance goals. Further, because the RSUs vest over a three-year period, the RSUs provide an additional performance incentive for management, because the better the Company performs over the long term, the better the Company's share performance will be, and the higher the value of the RSUs will be when they vest in the future.

In addition, as detailed above, the Company has in the past utilized performance-based SAR grants as well as, most recently, Performance-Based Option grants at a 10% premium. Both the SARs and Performance-Based Options provide an added level of equity performance awards that are intended to incentivize senior management to achieve the Company's strategic long-term goals over the specified terms of the grants, based on significant common share price growth objectives, and to reward management for achieving those growth objectives. Both SAR grants and Performance-Based Option grants are discretionary, and the size of the grants and the terms and conditions of the grants are in the discretion of the Board and may vary from the terms and conditions described above.

The Company has found that the STIP and LTIP have been very effective in setting meaningful goals specific to the Company that can be managed by the Senior Executive Officers and objectively evaluated by the Board. The Company is very pleased with its executive incentive program, which continues to evolve as needed to adequately respond to Company needs and market feedback, and believes it encourages and recognizes strong levels of performance by linking the overall performance and contributions of each Senior Executive Officer to the corporate objective of maximizing value for the Company's shareholders.

STIP Goals and Performance

The purpose of the STIP is to align short-term (generally one year or less) performance of Senior Executive Officers with the Company's annual business plan and other specified criteria through awarding participants with cash bonuses that are a function of performance against STIP goals. How well Senior Executive Officers perform at achieving STIP goals determines whether the Senior Executive Officers' cash bonuses are at, above or below their target levels.

In January of each year, the Compensation Committee completes a STIP matrix including goals, metrics and weightings to serve as the basis for measuring short-term performance of the Company and the participants during and at the end of the year. The STIP matrix generally contains several objective criteria (such as criteria tied to successful implementation of the annual business plan for the year), as well as a subjective category. The objective performance goals generally apply equally to all Senior Executive Officers, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the short-term performance goals for the CEO and the top management group.

The performance metrics for the STIP objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of target) will be achieved for each of the objective performance goals and the target cash bonus level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of target) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of target) will apply.

The subjective evaluation for each participant is performed by the Compensation Committee, upon the recommendations and input of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board, and other elements specific to the participant that warrant attention during the year. The target weighting of the subjective category is generally applied equally across each STIP participant, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective corporate goals set for the CEO and the senior management team. While the subjective category is only one of many factors taken into consideration annually and therefore generally does not exceed more than 20-30% of the total bonus amount for each participant, the Compensation Committee may take a higher target weighting into consideration in unique circumstances where the Company's performance has been especially noteworthy or important in that year, or if otherwise considered appropriate.

The Compensation Committee determines the target cash bonus level for each participant, generally to be set as a percentage of base salary at the same time it determines the STIP matrix, by referencing the cash bonuses awarded to those in comparable positions within the current peer group established by the Compensation Committee, which necessarily reflects the most recent year for which such data is publicly available. Those considerations must be considered in light of the target bonus percentages of base salary set out in the individual Senior Executive Officers' employment agreements. The actual cash bonus award could be lower or higher than the target bonus level depending on the Compensation Committee's actual evaluation of the performance metrics for the year, as well as any information for industry trends, price level adjustments or other factors that indicate the data for the year in comparison would understate or overstate the expected cash bonuses for those with comparable positions in the peer group during the performance year.

The STIP also applies an overriding health and safety factor, which serves to reduce or eliminate any cash bonuses otherwise payable if the Company fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the STIP as it sees fit.

2023 STIP Goals and Performance

In situations such as the present, where the Company is not generating sufficient revenues to result in earnings from operations, factors such as managing production, cash expenditures, overheads and working capital balances, maintaining valuable assets on standby and advancing other assets and initiatives, all as set out in the Company's annual budget, are more important for guiding management and judging management's performance than broad corporate-level financial performance metrics. Cash bonuses earned in 2023 were based on management's performance in 2023 relative to the 2023 STIP performance goals and were paid in February 2024.

For 2023, the STIP performance goals, which together comprise the 2023 total STIP weighting, a summary chart and additional summary details are below:

Metric	Weight	Threshold Performance	Target Performance	Maximum Performance
Total Recurring and Non-Recurring Cash Flow, plus minimum liquid working capital balance	15%	Total Recurring and Non-Recurring Cash Flow during the period of less than ($64.1M) but equal to or greater than ($72.4M), plus liquid working capital of at least $25.4M	Total Recurring and Non-Recurring Cash Flow during the period within plus or minus $8.3M of the amount of ($55.8M) set out in the Annual Business Plan (i.e., equal to or greater than ($64.1M) but less than or equal to ($47.5M)), plus liquid working capital of at least $25.4M	Net Recurring Cash Flow during the period of greater than ($47.5M), plus liquid working capital of at least $25.4M
ESG(1) Goal: Advance REE Initiative	17.5%	Advance engineering activities relating to construction of Phase 1 REE separation facility at the Mill, and advance permitting activities if required	Submit application for permit or license amendment if required in connection with Phase 1 REE separation facility, and substantially complete engineering and commence construction of such REE separation facility at the Mill	Substantially complete construction of Phase 1 REE separation facility with full commissioning expected to be completed in Q1 2024 and production expected to commence in April 2024 or earlier
ESG(1) Goal: Secure or purchase additional monazite sources	17.5%	Secure and/or purchase in 2023 at least 1,000 tons of monazite available to feed Phase 1 REE separation facility in 2024	Secure and/or purchase in 2023 at least (i) 4,000 tons of monazite available to feed Phase 1 REE separation facility in 2024, or (ii) enough tons of monazite supply available to feed Phase 1 REE separation facility at maximum available operating capacity for 2024 facility operations	Meet (i) and/or (ii) of the Target Performance, and (iii) secure and/or purchase in 2023 additional tons of monazite supply available to feed Phase 1 REE separation facility in 2025 and in 2026 at maximum operating capacity
ESG(1) Goal: Advance TAT Development and Permitting	10%	Advance engineering and permitting activity milestones relating to lab analysis and testing for the potential recovery of Ra-228 at the Company's Mill, and/or to the production of commercial quantities of Ra-226 at the Mill	Complete certain engineering and permitting activity milestones relating to lab analysis and testing for the potential recovery of Ra-228 at the Company's Mill, and/or to the production of commercial quantities of Ra-226 at the Mill	Advance and/or complete certain more significant engineering and permitting activity milestones relating to the potential recovery of Ra-228 at the Company's Mill, and/or to the production of commercial quantities of Ra-226 at the Mill
ESG(1) Goal: Advance South Bahia Project	10%	Complete initial Permitting Study (i.e., determine the recommended permitting approach for at least two concessions); purchase key equipment for drilling; and commence metallurgical test-work on at least two concessions	Successfully equip Project onsite and commence drilling on at least two concessions; commence baseline environmental studies on at least two concessions; and complete metallurgical test-work on at least two concessions	Complete drilling on at least two concessions, sufficient to support preparation of a Canadian National Instrument ("NI") 43-101 / U.S. Reg. S-K 1300 technical resource report; commence baseline environmental studies on at least two concessions; and complete a Class IV engineering study on at least two concessions
Mining Activities	10%	Complete certain operational readiness milestones at the Pinyon Plain mine in Arizona	Commence mining ore at the Pinyon Plain mine at a set threshold quantity; and commence underground exploration drilling in the Juniper Zone of the Pinyon Plain mine	Mine a higher threshold quantity of ore from the Pinyon Plain mine, and complete underground drilling of the Juniper Zone as required to support, and to commence preparation of, an amended Preliminary Feasibility Study to incorporate additional Mineral Reserves from the Juniper Zone
Subjective Component	20%	For additional details on the subjective component, please see the more detailed discussion below

Notes:

(1) ESG is short for Environmental, Social and Governance and represents core corporate governance values actively being integrated into the Company's business and more transparently and meaningfully disclosed where already in place.

• Total Recurring and Non-Recurring Cash Flow, Minimum Liquid Working Capital Balance

Under this performance goal, the Company was required to manage its operating costs in 2023 to meet or exceed specified total recurring and non-recurring cash flow and liquid working capital requirements, (15% of the total STIP weighting at 100% of target). Specifically, 100% of target required total recurring and non-recurring cash flow for 2023 to be equal to or greater than (i.e., less cash negative than) ($64.1) million but less than (i.e., more cash negative than) or equal to ($47.5) million with liquid working capital of at least $25.4 million; 150% of target required cash flows of greater than (i.e., less cash negative than) ($47.5) million with liquid working capital of at least $25.4 million; 50% of target meant cash flows of less than (i.e., more cash negative than) ($64.1) million but equal to or greater than (i.e., less cash negative than) ($72.4) million with liquid working capital of at least $25.4 million; and 0% of target resulted if such value was less than (i.e., more cash negative than) ($72.4) million, or liquid working capital of less than $25.4 million. It should be noted that all dollar amounts in this performance goal, including liquid working capital amounts, were to be adjusted for inflation at a rate of 3.19% based on adjustments in the GDP Price Deflator between Q3 2022 through Q3 2023, being the latest available published data point at the time evaluated.

A number of exclusions from net recurring and non-recurring cash flows were assumed, including: the proceeds from the sale of any mineral or capital assets or the costs and expenses associated with pursuing or completing any such sale (provided, recurring cash flows would include any reductions in holding and other recurring costs resulting from the disposition of the mineral property or capital assets); costs or revenues relating to special projects approved by the Board that are not contemplated by the 2023 Business Plan and Budget, any extraordinary items not contemplated by the 2023 Business Plan and Budget that are beyond the reasonable control of the Company, any appropriate adjustments to reflect changes in the underlying assumptions (such as purchases of U3O8 from third parties), and any at-the-market public offering ("ATM") or other financial proceeds, a number of which adjustments were made as a part of the 2023 STIP evaluation.

Based on the Company's evaluations the adjusted total recurring and non-recurring cash flow for 2023 was determined to be approximately ($37.8) million, after adjusting for Board approved non-budgeted items and other non-budgeted factors, which placed the net recurring and non-recurring cash flows at 150% of Plan for this performance goal (or 22.5% total).

As of December 31, 2023, the liquid working capital balance, comprised of cash and qualifying marketable securities, less the net difference between accounts receivable, accounts payable and accrued liabilities, plus the value to the Company of uranium, vanadium and REE concentrate ("RE Concentrate") product inventory in salable form as of December 31, 2023, and adjusted for inflation, was approximately $230.5 million, which is more than the stipulated amount of $25.4 million.

Based on these factors, the Board agreed with management's analysis and a weighting of 22.5% was achieved for this performance goal.

• ESG Goal: Advance REE Initiative

Under this first ESG performance goal, the Company was required to advance its REE Initiative (17.5% of the total STIP weighting at 100% of target). Specifically, 100% of target required the Company to submit an application for a permit or license amendment, if required, in connection with its planned Phase 1 REE separation facility, and substantially complete engineering and commence construction of such REE separation facility at the Mill; 150% of target required the Company to have substantially completed construction of its Phase 1 REE separation facility with full commissioning expected to be completed in Q1 2024 and production expected to commence in April 2024 or earlier; 50% of target required the Company to advance its engineering activities relating to the construction of the Phase 1 REE separation facility at the Mill and advance permitting activities, if required; and 0% of target resulted if the Company had not advanced any such engineering activities relating to construction of the Phase 1 REE separation facility at the Mill during the 2023 year.

As the Board was satisfied that the Mill's REE separation facility was substantially complete by December 31, 2023 so that the Mill could make the commissioning timeline by the end of March 2024 and commence production in April 2024, based on the then current status of the project, 150% of Plan had been achieved for this performance goal. As a result, a weighting of 26.25% was achieved for this performance goal.

• ESG Goal: Secure or Purchase Additional Monazite Sand Sources

Under this second ESG performance goal, the Company was required to pursue and secure and/or purchase in 2023 stipulated quantities of additional monazite sand supply over and above existing contracted future monazite deliveries to feed the Phase 1 REE separation facility in 2024. Although the Company negotiated for the purchase of in excess of 1,000 tonnes of monazite and could have secured such monazite in 2023, it ultimately decided that it was not in the Company or its shareholders' best interest to proceed with the acquisition of such monazite for a number of strategic reasons, including changing market conditions. In lieu of the purchase, the Senior Executive Officers determined that it would be in the best interests of the Company and its shareholders to instead focus on generating positive margins from the production of uranium and advancing its uranium property portfolio at this time, in light of significantly improving uranium prices and decreased REE prices. In furtherance of this shift, while work on the Phase 1 REE separation facility continued as planned, the Company focused its efforts on advancing alternate feed material and Pinyon Plain mine production to the extent possible to maximize uranium production in 2024, 2025 and 2026 and to advance the Company's current uranium portfolio through exploration and wellfield development at the Nichols Ranch Project, permitting at the Company's Roca Honda Project, Sheep Mountain Project and Bullfrog property, and pursuing/furthering uranium-focused projects.

As the Senior Executive Officers had the ability to secure and/or purchase in 2023 at least 1,000 tons of monazite available to feed the Company's Phase 1 REE separation facility in 2024 (which would have achieved 50% of Plan), but determined it was not in the best interests of the Company or its shareholders to do so for the foregoing reasons, Management recommended that 50% of Plan should nevertheless be considered to have been achieved. The Board agreed with the recommendation of Management, and a weighting for this Performance Goal of 8.75%, being 50% of Plan, was achieved.

• ESG Goal: TAT Development and Permitting

This third ESG performance goal was to advance development and permitting of the Company's TAT initiative, under which the Company is evaluating the recycle of its process streams to potentially recover radioisotopes for use in the manufacture of cancer therapeutics (10% of the total STIP weighting at 100% of target). Specifically, 100% of target required the Company to have completed certain engineering and permitting activity milestones relating to lab analysis and testing for the potential recovery of Ra-228 at the Company's Mill, and/or to the production of commercial quantities of Ra-226 at the Mill; 150% of target required the Company to have advanced and/or completed certain more significant engineering and permitting activity milestones relating to the potential recovery of Ra-228 at the Company's Mill, and/or to the production of commercial quantities of Ra-226 at the Mill; 50% of target required the Company to have advanced engineering and permitting activity milestones relating to lab analysis and testing for the potential recovery of Ra-228 at the Company's Mill, and/or to the production of commercial quantities of Ra-226 at the Mill; and 0% of target resulted it the Company did not advance its long-term TAT initiatives during the 2023 year.

As the Board was satisfied that the Company had completed certain engineering and permitting activity milestones relating to lab analysis and testing for the potential recovery of Ra-228 at the Company's Mill, and/or to the production of commercial quantities of Ra-226 at the Mill, 100% of Plan had been achieved for this performance goal. As a result, a full weighting of 10% was achieved for this performance goal.

• ESG Goal: Advance South Bahia Project

This fourth ESG performance goal is to further the development of the Bahia Project, which the Company acquired on February 14, 2023, and includes the achievement of certain milestones relating to: an early-stage permitting study and resulting determination of a permitting approach for at least two concessions; key equipment for drilling; baseline environmental and Class IV engineering studies; and for metallurgical test-work on at least two concessions in furtherance of the Company's ability to produce an NI 43-101 / U.S. Reg. S-K 1300 technical resource report (10% of the total STIP weighting at 100% of target).

Under this performance goal, 100% of target required the Company to have successfully equipped the Bahia Project onsite and commenced drilling on at least two concessions, commenced baseline environmental studies on at least two concessions, and completed metallurgical test-work on at least two concessions; 150% of target required the Company to have completed drilling on at least two concessions, sufficient to support preparation of an NI 43-101 / U.S. Reg. S-K 1300 technical resource report, commenced baseline environmental studies on at least two concessions, and completed a Class IV engineering study on at least two concessions; 50% of target required the Company to have completed an initial Permitting Study (i.e., in order to determine the recommended permitting approach for at least two concessions), purchased key equipment for drilling and commenced metallurgical test-work on at least two concessions; and 0% of target resulted it the Company did not advance its Bahia Project initiatives during the 2023 year.

As the Company has completed its initial Permitting Study, purchased a drill rig and commenced metallurgical work on at least two concessions in 2023, 50% of Plan was achieved. As a result, a weighting of 5.0% was achieved for this performance goal.

• Mining Activities

Under this final performance goal, the Company was required to advance certain of its mining activities (10% of the total STIP weighting at 100% of target).

Under this performance goal, 100% of target required the Company to have successfully commenced mining ore at the Pinyon Plain mine at a set threshold quantity, and commenced underground exploration drilling in the Juniper Zone of the Pinyon Plain mine; 150% of target required the Company to have successfully mined a higher threshold quantity of ore from the Pinyon Plain mine and completed underground drilling of the Juniper Zone as required to support, and to commence preparation of, an amended Preliminary Feasibility Study to incorporate additional Mineral Reserves from the Juniper Zone; 50% of target required the Company to have successfully completed certain operational readiness milestones at the Pinyon Plain mine in Arizona; and 0% of target resulted if the Company did not advance its specified mining activities during the 2023 year.

As the Company successfully completed certain operational readiness milestones at the Pinyon Plain mine in Arizona, having encountered certain delays typical of mine readiness efforts in the region and industry, 50% of Plan was achieved. As a result, a weighting of 5.0% was achieved for this performance goal.

• Subjective Component

Under this performance goal, each Senior Executive Officer is given a subjective evaluation specific to the Senior Executive Officer's particularized roles and responsibilities within the Company (20% of the total STIP weighting at 100% of target).

With respect to the Subjective Component, 150% of target was achieved by all Senior Executive Officers, which resulted in a weighting of 30% for this performance goal for all Senior Executive Officers. In making this conclusion, the Compensation Committee considered the following factors (the "2023 Subjective Factors"):

i. Net Income for 2023

The Company recorded net income of approximately $99.8 million for 2023. Property, plant and equipment and mineral properties increased from $12.6 million and $83.5 million, respectively, as at December 31, 2022, to approximately $26.1 million and $119.6 million, respectively, as at December 31, 2023. Total assets also increased from $273.9 million as at December 31, 2022 to an estimated $401.9 million as at December 31, 2024, with relatively minimal dilution (an increase in total outstanding shares from 157.7 million shares as at December 31, 2022 to 162.7 million shares as at December 31, 2023).

ii. Five-Year Strategic Plan

Management presented a Five-Year Strategic Plan to the Board, using increasingly concrete assumptions based upon actual experiences from 2023 and negotiated commercial terms with third parties, that results in a reasonable expectation of sustained positive cash flows for the Company in future years. That forecast assumes uranium mining revenues from the startup of uranium mining in early 2024 based on the uranium sales contracts previously entered into, and also assumes the completion and operation of the Phase 1 REE separation facility at the Mill, with a portion of the capital and working capital requirements funded by the sale of the Alta Mesa ISR Project, which was completed in February 2023. Year-over-year, the Five-Year Strategic Plan improved in a number of ways, including in terms of higher than expected forecasted average earnings before interest, taxes, depreciation and amortization ("EBITDA") and increased control of production, costs and pricing, should the Company be successful in realizing its strategic plan.

iii. Strong Working Capital Position

The Company successfully maintained a strong working capital position, ending 2023 with a liquid working capital balance of $226.8 million (excluding equity securities of other companies held by the Company and totaling an additional $25.6 million). This has meant that the Company has been able to defer the use of its ATM when experiencing relatively low share prices, thereby minimizing dilution to shareholders, while still allowing the Company to aggressively advance its initiatives in 2023 and 2024. While additional future ATM drawdowns and other sources of financing are expected to be necessary in 2024 and 2025, in the instance one or more of the Company's initiatives to expand its uranium resource and/or REE base is successful, the Company's strong working capital position means the Company is well-situated to be able to raise this additional capital on favorable terms at the most appropriate time.

iv. Uranium and Uranium/Vanadium Mining

Given the Company's existing three long-term uranium supply agreements entered into in 2022, and the currently very strong uranium market, the Company commenced mining activities at its Pinyon Plain, La Sal and Pandora mines in December 2023, with yellowcake production from the Pinyon Plain mine expected to be available for sale in late 2024.

Once production is fully ramped up at these three mines by mid- to late-2024, the Company expects to be producing uranium at a run-rate of 1.1 to 1.4 million pounds per year. The Company is also preparing two mines (Whirlwind and Nichols Ranch ISR) to commence uranium production within one year, which is expected to increase the Company's uranium production to over two million pounds of U3O8 per year starting in 2025, if strong market conditions continue as expected.

At the same time, the Company plans to continue producing uranium from its alternate feed recycling program, which is expected to total approximately 150,000 pounds of finished U3O8 in 2024. Total uranium production is expected to be between 150,000 to 500,000 pounds of finished U3O8. Ore mined from the three mines during 2024 will be stockpiled at the Mill for processing, which is anticipated to start in late 2024 or in 2025, subject to market conditions, contract requirements and/or the Mill's schedule. The Company also expects to commence an ore buying program from third-party miners in 2024, which is expected to increase the Company's short-term uranium production profile even further. In 2024, the Company also plans to advance permitting and development on its Roca Honda, Sheep Mountain and Bullfrog projects, which could expand the Company's uranium production to up to five million pounds of U3O8 per year in the coming years if strong uranium market conditions continue. The Company also expects to produce 1.0-2.0 million pounds of vanadium per year, which could be held as in-process inventory or processed into finished V2O5 available for sale into improving markets.

The Company is also evaluating further exploration work on its Nichols Ranch/Arkose joint venture uranium properties to expand the uranium resource at the Nichols Ranch Project.

During 2023, the Company acquired twelve mining claims adjacent to the Company's current mineral interests at the La Sal Complex. These claims are near existing workings, have been drilled and are currently expected to be mined in the coming years if mining at La Sal continues as planned.

v. REE Program

During 2023, the Company continued to make significant advancements in its goal of re-establishing a U.S. REE supply chain, through:

o Acquisition of Bahia Project: The Company closed on the acquisition of the Bahia Project in Brazil on February 13, 2023, and has since acquired key employees and drilling equipment, and is now actively engaged in permitting efforts and metallurgical test work.

o REE Separation Facility Design and Test Work: During 2023, the Company began construction of its Phase 1 REE Separation facility at the Mill with minimal capital expenditures. This REE separation facility was constructed within the existing solvent extraction (“SX”) building at the Mill and was substantially completed by the end of 2023. It has an expected capacity of approximately 8,000 to 10,000 tonnes of monazite ore per year, producing approximately 800 to 1,000 tonnes of NdPr oxide per year (which is approximately 41% of total current U.S. NdPr consumption of approximately 2,400 tonnes per year). The Company is engineering further enhancements at the Mill to increase NdPr production capacity to up to approximately 3,000 to 5,000 tonnes per year at its planned additional, stand-alone Phase 2 separation facility, and to produce separated dysprosium (“Dy”), terbium (“Tb”) and potentially other advanced REE materials in the future from monazite and potentially other REE process streams by 2028 (Phase 3) at its planned Phase 2 REE separation facility.

o Acquisition of Monazite: In order to secure its own lower-cost supply of raw materials than available for direct purchase in the market, the Company has taken major steps to acquire monazite resources in the ground through: (i) acquiring the Bahia Project in Brazil in February 2023; (ii) entering into a Memorandum of Understanding with Astron Corporation for the earn-in of a 49% interest in the Donald HMS project in Victoria, Australia, as previously announced by the Company in a press release dated December 27, 2023; and (iii) advanced discussions with several additional current and future monazite producers around the world to potentially supply monazite for the Company's REE initiatives. The Company has also invested in certain exploration stage assets in furtherance of the development of monazite and other HMS for its future potential use.

o Metal Making: In 2023, the Company continued to pursue its metal making objectives, including through discussions relating to potential REE metal making collaborations and potential plans to patent new technology.

o Offtake Agreement Discussions: In 2023, the Company engaged in numerous discussions for offtake agreements relating to its REE initiatives, which have continued into 2024.

vi. TAT Program

During 2023, the Mill made significant progress on a number of its initiatives relating to the TAT program, such as obtaining a license to produce research and development ("R&D") quantities of Ra-226 and advancing test work and design of its R&D production facilities for Ra-226, as well as securing a number of contractual arrangements for third-party design and construction of components of the Company's planned commercial-scale facilities for the production of Ra-226 and Ra-228, expected to be operational in 2026 or 2027, pending the successful completion of all required permitting efforts and the receipt of all necessary approvals.

vii. San Juan County Clean Energy Foundation

On September 16, 2021, the Company announced the establishment of its Foundation (as referenced in the Letter from the Independent Chair), a fund specifically designed to contribute to the communities surrounding the Mill in southeastern Utah. The Company deposited an initial $1 million into the Foundation at the time of formation and now provides ongoing funding equal to 1% of the Mill's revenues, thereby providing an ongoing source of funding to support local priorities. The Foundation focuses on supporting education, the environment, health/wellness, and local economic development in the City of Blanding, San Juan County, the White Mesa Ute Community, the Navajo Nation and other area communities. A seven-person Advisory Board, comprised of local citizens from San Juan County, evaluates grant applications on a quarterly basis. As of the 2023 year-end, the Foundation had awarded 15 grants totaling $323,210, of which $236,710 were committed to American Indian initiatives.

viii. Sustainable Green Technologies

Uranium, which is the fuel for carbon-free, emission-free baseload nuclear power, is one of the cleanest forms of energy in the world. In addition, the REEs the Company commenced producing in 2021 and commercialized in 2022 are used for the manufacture of permanent magnets for electric vehicles, wind turbines and other clean energy and modern technologies, and the radioisotopes the Company is evaluating for recovery from the Mill's process streams have the potential to provide the isotopes needed for emerging TAT cancer-fighting therapeutics. The very heart of the Company's business - uranium and REE production and recycling through the processing of alternate feed materials - helps address global climate change by reducing air pollution while supporting baseload energy needs and sustaining clean energy technologies.

xii. Sale of Alta Mesa ISR Project

The Company entered into a definitive agreement in November 2022 to sell its Alta Mesa ISR Project to enCore Energy ("enCore") for total consideration of $120 million. On February 15, 2023, the Company announced the closing of that sale, with the consideration paid as follows:

  $60 million cash at or prior to closing; and
  $60 million in a secured convertible note (the "Note"), payable in two years from the closing, bearing annual interest of eight percent (8%).

During 2023, enCore redeemed $40.0 million of the principal amount of the Convertible Note and paid $1.8 million of interest to the Company in partial fulfillment of its obligations under the Convertible Note. On November 9, 2023, the Company sold the remaining $20.0 million principal amount of the Convertible Note for $21.0 million plus $1.5 million in unpaid accrued interest, less a sales commission of $0.1 million paid to a third-party broker. As a result, the Company received net cash proceeds of $64.2 million related to the redemptions, sale and interest received from the Note.

xiii. Other Capital Improvements at the Mill

During 2023, the Company made a number of significant capital improvements at the Mill, including a new roof on the SX building and fire protection upgrades, which are ongoing in partnership with a third-party expert consultant.

xiv. Legal/Regulatory Matters

A number of legal/regulatory matters were addressed during 2023 in the normal course of the Company's business, which were not deemed material but nonetheless required the attention and expertise of the Company's Senior Executive Officers and resulted in successful/positive outcomes for the Company. For further disclosure on any material pending legal proceedings that the Company believes would be likely to have a material adverse effect on its financial position, results of operations or cash flows, see Part I, Item 3 "Legal Proceedings" to the Company's Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 23, 2023.

xv. M&A Activity

During 2023, the Company actively explored a number of promising merger and acquisition ("M&A") opportunities in both the uranium and REE sectors and on a global scale, any of which, if successful, could be key to the Company achieving its principal goal of being a U.S.-based critical minerals hub, thereby helping to establish a critical supply chain independent of foreign state influence.

A health and safety factor was deemed to apply, which reduced the foregoing results in the 2023 year by a factor of 5.0%. While the Company generally had a good safety record for 2023 commensurate with its expectations for a ramp-up back into operations at multiple mines and the increased efforts at the Mill relating to the Phase 1 REE separation facility, there were nonetheless a number of minor incidents required to be reported to the Mine Safety and Health Administration ("MSHA"). Although each incident was minor in nature, the aggregate number of incidents caused the Company to exceed its incident frequency threshold, thereby triggering the application of a safety factor. As a result, the Company's Compensation Committee and Environment, Health, Safety and Sustainability ("EHSS") Committee reviewed the applicable health and safety factors and determined that the normal safety factor deduction of 10% should be reduced by 50% to a deduction of 5% to address the increased number of incidents but to also take into account the very minor severity of each incident.

Based on this analysis, the combined STIP performance weighting for 2023 was an adjusted 102.1%. Accordingly, the cash bonuses awarded to Senior Executive Officers for their performance in 2023 were determined by the Compensation Committee at its January 2024 meeting to be 102.1% of each Senior Executive Officer's target cash bonus amount. The following table shows the resulting cash bonuses earned in 2023 by the Senior Executive Officers:

Senior Executive Officer	2023 Salary as of December 31, 2023 (US$)	Target Cash Bonus Percentage	Target Cash Bonus (US$)	STIP Performance Weighting	Actual Cash Bonus earned in 2023 (US$)
Mark S. Chalmers President and CEO	$564,960	70%	$395,472	102.1%	$403,896
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$405,524	60%	$243,315	102.1%	$248,497
Tom L. Brock CFO(1)	Nil	Nil	Nil	Nil	Nil
John L. Uhrie COO(2)	Nil	Nil	Nil	Nil	Nil
Curtis H. Moore, Senior VP, Marketing and Corporate Development	$280,000	50%	$140,000	102.1%	$142,982

Notes:

 (1) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023. Mr. Brock's severance amount of $1.08M was paid in full satisfaction of all obligations owned to him by the Company pursuant to his Employment Agreement with the Company.

 (2) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023. Mr. Uhrie's severance amount of $1.07M was paid in full satisfaction of all obligations owed to him by the Company pursuant to his Employment Agreement with the Company.

The STIP applies only to the Senior Executive Officers. Cash bonuses to the other NEO is determined at the discretion of the Compensation Committee based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, and individual performance of the NEO based on recommendations and general input from the CEO.

LTIP Goals and Performance

The purpose of the LTIP, which was first adopted in January 2018, is to align performance of Senior Executive Officers with the Company's long-term (generally in excess of one year) goals and other specified criteria through awarding participants with equity awards in the form of RSUs that are a function of performance against LTIP goals. How well Senior Executive Officers perform at achieving LTIP goals determines whether the Senior Executive Officers' equity awards are at, above or below their target levels.

In January of each year, the Compensation Committee completes an LTIP matrix including goals, metrics and weightings to serve as the basis for measuring long-term performance of the Company and the participants during and at the end of the year. As with the STIP, the LTIP matrix generally contains several objective criteria as well as a subjective category. The objective performance goals generally apply equally to all Senior Executive Officers, recognizing the need for all top executives to work as a team to achieve corporate goals. The objective criteria serve as the long-term performance goals for the CEO and the top management group.

The performance metrics for the LTIP objective performance goals are generally structured so that, if the senior management team performs as expected, the mid-level (100% of target) will be achieved for each of the objective performance goals, and the target equity award level will be achieved. If performance is lower than expected for an objective performance goal, then the lower level (generally expected to be set at approximately 0-50% of target) will apply, and likewise if performance is greater than expected for the criteria, the higher level (generally expected to be set at approximately 150% of target) will apply.

The subjective evaluation for each participant is performed by the Compensation Committee, upon the recommendations of the CEO, and may take into consideration individual contributions and achievements of participants, workloads, reaction to market conditions over which the participant has no control, leadership, relationship with the Board, and other elements specific to the participant that warrant attention during the year. The shared target weighting of the subjective category is meant to align all top executives in their primary focus of working as a team to achieve the long-term corporate objectives of the Company, as furthered by their delineated LTIP goals, and is balanced against the respective importance of each specified performance criterion in a given year. While the target weighting of the subjective category is intended to guide the senior management team in its level of focus on unexpected and more entrepreneurial pursuits, the Compensation Committee may take a higher weighting into consideration in unique circumstances where the Company's performance has been especially noteworthy or important in that year, or if otherwise considered appropriate.

The Compensation Committee determines the target equity award level for each participant; generally, to be set as a percentage of base salary at the same time it determines the LTIP matrix. Generally, the Compensation Committee sets the target equity award percent for each participant for the year by reference to the equity amounts awarded to comparable positions in the current peer group established by the Compensation Committee for the most recent year for which data is publicly available, consistent with any target equity award percentages of base salary that may be set out in the individual NEO employment agreements. The actual value of equity awarded could be lower or higher than the target equity award level depending on the Compensation Committee's actual evaluation of the long-term performance metrics for the year, as well as any information for industry trends, price level adjustments etc. that would indicate that data for the comparison year would understate or overstate the expected equity awards for comparable positions in the peer group during the year.

The LTIP also applies an overriding health and safety factor, which serves to reduce or eliminate any equity awards otherwise payable if the Company fails to meet stipulated health and safety performance criteria. The Board also has the authority to vary from the LTIP as it sees fit, taking into account additional factors, such as severity of an incident.

The Company believes shareholder value is primarily driven by results, both in terms of financial strength and operating measures such as production, production capability, advancement of long-term initiatives, and mineral reserve and resource growth, as well as protection of public health, safety and the environment and good corporate governance. Each Senior Executive Officer's performance is also evaluated against expectations for fulfilling the Senior Executive Officer's individual responsibilities and goals within his or her particular employment functions and areas of expertise, which also reflects on the executive's contribution to the Company's success in meeting its long-term objectives.

2023 LTIP Goals and Performance

As stated above, performance goals based on broad corporate-level financial performance metrics such as earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, are not meaningful to the Company's performance at this time. Instead, the Company sets long-term performance goals each year tailored specifically to the long-term objectives set by the Company each year. Share price performance over the year is considered to be a good long-term indicator for the Company because it reflects the market's expectation of the Company's performance beyond the current year. However, because share price performance is highly linked to commodity price performance for companies such as the Company, this long-term performance goal has been set to compare the Company's share price performance relative to the share price performance of other comparable companies in the uranium industry (and not to the Company's peer group as a whole, which includes companies in different commodity industries), in order to standardize for commodity price fluctuations over the year. The Long-term performance goals of obtaining long-term supplies of monazite sand for the Company's REE initiatives and entering into long-term commercial arrangements for the supply of Ra-226 for use in the production of TAT therapeutics requires management to manage the Company in the current year to advance the Company's REE and TAT initiatives in future years. Similarly, the long-term performance goal of obtaining business activities beyond the following year requires management to manage the Company in the current year to secure business activities for the second year beyond the current year. The Company believes these are the most meaningful long-term performance goals for the Company at this time.

Equity awards earned in 2023 were based on management's performance in 2023 relative to the 2023 LTIP performance goals. A summary chart and additional descriptions of the 2023 LTIP performance goals is below:

Metric	Weight	Threshold Performance	Target Performance	Maximum Performance
Relative Share Price Performance(1)	30%	Third quartile	Second quartile	First quartile
ESG Goal: Advance Long Term REE Initiatives - Secure or purchase Additional Monazite Sources	25%	Secure or purchase in 2023 at least one new long-term (10+ years) commitment of expected monazite supplies commencing in 2027 or earlier (excluding existing supply and Bahia Project monazite)	Secure or purchase in 2023 at least 7,500 tons of expected monazite supply per year for at least 10 years, commencing in 2026 or earlier. For purposes of this goal, "secure or purchase" means a signed term sheet, LOI, purchase order, bid award, definitive agreement, joint venture or other evidence satisfactory to the Compensation Committee to secure or purchase monazite suitable for processing at the White Mesa Mill into RE Carbonate or REE oxides or oxalates for receipt at the Mill in the years indicated.
				Secure or purchase in 2023 at least 12,500 tons of expected monazite supply per year for at least 10 years, commencing in 2028 or earlier
ESG Goal: Advance Long-Term TAT Initiatives	10%	Pursue letter(s) of intent or memoranda of understanding for exclusivity and/or off take agreements for enough Ra-226 production to justify: (A) an R&D pilot facility; and (B) commercial production of Ra-226 in the future (2026 and beyond), subject to receipt of required permits and successful production	Secure: (A) off-take agreement(s) for the sale of a stipulated value amount of Ra-226 over the period 2023-2026; or (B) other commitments sufficient to justify construction of R&D pilot facility	(A) Secure contract(s) for the sale of a greater stipulated value amount of Ra-226 over the period 2023-2026; and/or (B) enter into letter(s) of intent or memoranda of understanding for exclusivity and/or off take agreements for enough Ra-226 production to justify commercial production in the future (2026 and beyond), subject to receipt of required permits and successful production
Secure Additional Activities that are Expected to Result in a Net Cash Increment to the Company Beyond 2023	10%	Did not pursue any such additional activities	Secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2023 of $1M or greater over any two-year period after 2023	Secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2023 of $5M or greater over any two-year period after 2023
Scalability of Production	5%	Achieve any 3 of 15 stipulated target Permits or Milestones	Achieve any 4 of 15 stipulated target Permits or Milestones	Achieve any 6 or more of 15 stipulated target Permits or Milestones
Subjective Component	20%	Subjective evaluation specific to the Senior Executive Officer's particularized roles and responsibilities within the Company

Notes:

(1) Stock Price Performance will be determined by comparing the performance of the Company's common shares over the three-year period ending on December 31, 2023 to the performance of the following publicly listed companies over that time period: Boss Energy Ltd., Cameco Corp., Deep Yellow Limited, Denison Mines Corp., Fission Uranium Corp., Goviex Uranium Inc., Iluka Resources Limited, Lynas Rare Earth Ltd., MP Materials Corp., NexGen Energy Ltd., Paladin Energy Limited, Peninsula Energy Ltd., Tronox Holdings Plc, Uranium Energy Corp., Ur-Energy Inc., which, as of the time the 2023 STIP goals were approved, were considered to be publicly traded uranium or rare earth companies with comparable market caps to the Company.

• Relative Share Price Performance

Under this performance goal, the Company was required to achieve a share price performance during the three-year period ending December 31, 2023 relative to the share price performance of other publicly traded uranium and REE/heavy mineral sand ("HMS") mining companies with comparable market capitalizations (30% of the total LTIP weighting at 100% of target). Share price performance was determined by comparing the performance of the Common Shares over the three-year period ending December 31, 2023 to the performance of other publicly traded uranium and REE/HMS companies with similar market capitalizations as of the date the above metrics were set. Return to shareholders was measured as the percentage increase in the Company's share price over the three-year period ending December 31, 2023. Specifically, 100% of target required that the Company's share price performance during 2023 be within the second quartile of the share price performance of all such publicly traded uranium and REE/HMS companies; 150% of target required the Company's share price performance to be within the first quartile of the share price performance of all such publicly traded uranium and REE/HMS companies; 50% of target required the Company's share price performance to be within the third quartile of the share price performance of all such publicly traded uranium and REE/HMS companies; and 0% of target resulted if the Company's share price performance was in the fourth quartile of the share price performance of all such publicly traded uranium and REE/HMS companies.

To determine the share price performance of the Company relative to publicly traded uranium and REE/HMS companies with similar market capitalizations as of the date the LTIP metrics were set, the Company used the opening market price as of January 4, 2021 and the closing market price as of December 29, 2023 of each publicly traded uranium and REE/HMS company that started the three-year period with the established base market capitalization, adjusted for applicable foreign exchange rate changes.

Based on this analysis, the Company's share price performance during the three-year period ending December 31, 2023 ranked 10th out of 16 total companies, thereby falling within the third quartile of publicly traded uranium, REE and HMS companies with similar market capitalizations. This resulted in 50% of Plan being achieved. As a result, a weighting of 15% was achieved for this performance goal.

• ESG Goal: Advance Long-Term REE Initiatives - Secure or Purchase Additional Monazite Sources

Under this performance goal, the Company was required to advance its long-term REE initiatives (25% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to secure or purchase in 2023 at least 7,500 tons of expected monazite supply per year for at least 10 years, commencing in 2026 or earlier; 150% of target required the Company to secure or purchase in 2023 at least 12,500 tons of expected monazite supply per year for at least 10 years, commencing in 2028 or earlier; 50% of target required the Company to secure or purchase in 2023 at least one new long-term (10+ years) commitment of expected monazite supplies commencing in 2027 or earlier (excluding existing supply and Bahia Project monazite); and 0% of target resulted if the Company made no advancements in securing or purchasing additional monazite sources in 2023.

For purposes of this performance goal, "secure or purchase" meant a signed term sheet, letter of intent, purchase order, bid award, definitive agreement, joint venture or other evidence satisfactory to the Compensation Committee to secure or purchase monazite suitable for processing at the Mill into RE Carbonate or REE oxides or oxalates for receipt at the Mill in the years indicated, and also included the acquisition of monazite in the ground or otherwise, either by purchase, joint venture or similar arrangement, streaming or similar arrangement or merger with or acquisition of one or more other companies.

The Company achieved this objective through entering into its memorandum of understanding with Astron Company Limited to acquire a 49% interest in its Donald Project in Australia. If the transaction is successfully completed, the Company will have an off-take agreement to acquire all the monazite production from the Donald Project, which is expected to be a long-term source of approximately 7,000 tonnes per year starting in 2026 and ramping up as soon as possible thereafter to approximately 14,000 tonnes per year. This monazite alone was understood to satisfy this performance goal. However, the Company also expects production of 3,000-5,000 tonnes per year of monazite from its Bahia Project, starting in 2026.

As the Company has "secured or purchased" in 2023 at least 12,500 tons of expected monazite supply per year for at least 10 years, commencing in 2028 or earlier, 150% of Plan has been achieved, resulting in a total weighting of 37.5% for this performance goal.

• ESG Goal: Advance Long-Term TAT Initiatives

Under this performance goal, the Company was required to advance its long-term TAT initiatives (10% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to secure (A) off-take agreement(s) for the sale of a stipulated value of Ra-226 over the period 2023-2026; or (B) other commitments sufficient to justify construction of R&D pilot facility; 150% of target required the Company to (A) secure contract(s) for the sale of a greater stipulated value of Ra-226 over the period 2023-2026; and/or (B) enter into letter(s) of intent or memoranda of understanding for exclusivity and/or off take agreements for enough Ra-226 production to justify commercial production in the future (2026 and beyond), subject to receipt of required permits and successful production; 50% of target required the Company to pursue letter(s) of intent or memoranda of understanding for exclusivity and/or off take agreements for enough Ra-226 production to justify: (A) an R&D pilot facility; and (B) commercial production of Ra-226 in the future (2026 and beyond), subject to receipt of required permits and successful production; and 0% of target resulted if the Company did not advance its long-term TAT initiatives during the 2023 year.

The Company has pursued letter(s) of intent or memoranda of understanding for exclusivity and/or off take agreements during 2023 for enough Ra-226 production to justify: (A) an R&D pilot facility; and (B) commercial production of Ra-226 in the future (2026 and beyond), subject to receipt of required permits and successful production. As a result, 50% of target was achieved, resulting in a total weighting of 5.0% for this performance goal.

• Secure Additional Activities that are expected to result in a Net Cash Increment to the Company beyond 2023

Under this performance goal, the Company was required to pursue additional activities that were expected to result in a net cash increment to the Company beyond 2023 (10% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2023 of $1 million or greater over any two-year period after 2023; 150% of target required the Company to secure additional activities that are expected to result in a Net Cash Increment to the Company beyond 2023 of $5 million or greater over any two-year period after 2023; and 50% and 0% of target resulted if the Company did not secure any such additional activities.

During 2023, the Company secured additional activities that are expected to result in a Net Cash Increment to the Company beyond 2023 of $5 million or greater over any two-year period after 2023, specifically through the agreement of terms and/or entry of contracts for the supply of both uranium ore materials and alternate feed materials for processing at the Mill primarily for the extraction of uranium.

As the Company has secured additional activities that are expected to result in a Net Cash Increment to the Company beyond 2023 of $5 million or greater over any two-year period after 2023, 150% of target was achieved. As a result, a total weighting of 15% for this performance goal was achieved.

• Scalability of Production

Under this performance goal, management was required to secure a number of target permits or milestones during the 2023 year (5% of the total LTIP weighting at 100% of target). Specifically, 100% of target required the Company to obtain any four of the 15 target permits or milestones during the year; 150% of target required the Company to obtain any six or more of the 15 target permits or milestones during the year; 50% of target required the Company to obtain any three of the 15 target permits or milestones during the year; and 0% of target resulted if the Company obtained fewer than three of the 15 target permits or milestones during the year.

In 2023, the Company achieved two of the target permits or milestones. As the Company achieved only two of the 15 target Permits or Milestones during the year, 0.0% of Plan was achieved, resulting in a total weighting of 0.0% for this performance goal.

• Subjective Component

Under this performance goal, each Senior Executive Officer was given a subjective evaluation specific to the Senior Executive Officer's particularized roles and responsibilities within the Company (20% of the total LTIP weighting at 100% of target).

With respect to the Subjective Component, 150% of target was achieved by the Senior Executive Officers, which resulted in a weighting of 30% for this performance goal for the Senior Executive Officers. In making this conclusion, the Compensation Committee considered the 2023 Subjective Factors described under 2023 STIP Goals and Performance, above.

As with the STIP, a health and safety factor was deemed to apply, which reduced the foregoing results in the 2023 year by a factor of 5.0%.

Based on this analysis, the combined LTIP performance weighting for 2023 was an adjusted 97.4%. Accordingly, the equity awards granted to Senior Executive Officers for their performance in 2023 were determined by the Compensation Committee at its January 2024 meeting to be 97.4% of each Senior Executive Officer's target equity award amount. The following table shows the resulting equity awards (in the form of RSUs) to the Senior Executive Officers for 2023 (these equity awards were granted in 2024 for performance in 2023 but are not included in NEO compensation for 2023 in this Proxy Statement because they were granted in 2024. They will be included in NEO compensation for 2024 in next year's Proxy Statement):

Senior Executive Officer	2023 Salary as of December 31, 2023 (US$)	Target Equity Award Percentage	Target Equity Award (US$ value of RSU grants)	LTIP Performance Weighting	Actual Equity Awarded for 2023 (US$ value of RSU grants)
Mark S. Chalmers President and CEO	$564,960	120%	$677,952	97.4%	$660,190
David C. Frydenlund Executive VP, CLO and Corporate Secretary	$405,524	100%	$405,524	97.4%	$394,899
Tom L. Brock CFO(1)	Nil	Nil	Nil	Nil	Nil
John L. Uhrie COO(2)	Nil	Nil	Nil	Nil	Nil
Curtis H. Moore, Senior VP, Marketing and Corporate Development	$280,000	75%	$210,000	97.4%	$204,498

Notes:

 (1) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023. Mr. Brock's severance amount of $1.08 million was paid in full satisfaction of all obligations owed to him by the Company pursuant to his Employment Agreement with the Company.

 (2) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023. Mr. Uhrie's severance amount of $1.07 million was paid in full satisfaction of all obligations owed to him by the Company pursuant to his Employment Agreement with the Company.

The LTIP applies only to the Senior Executive Officers. The equity award made to Mr. Bakken was at the discretion of the Compensation Committee based on the overall financial performance of the Company, levels of equity awards provided by benchmark companies, the level of responsibility of Mr. Bakken, as well as his impact or contribution to the longer-term operating performance of the Company, as well as his individual performance based on the recommendations of and general input from the CEO.

Consideration of Risks Associated with Compensation Policies

Compensation Policies and Practices

The Compensation Committee considers the implications of risks associated with compensation policies and practices by working closely with the CEO. The CEO is tasked with ensuring that: (i) fair and competitive practices are followed regarding employee compensation at all levels of the Company; (ii) the compensation practices do not encourage an NEO or individual at a principal business unit or division to take inappropriate or excessive risk or that are reasonably likely to have a material adverse effect on the Company; and (iii) compensation policies and practices include regulatory, environmental compliance and sustainability as part of the performance metrics used in determining compensation. The CEO's recommendations on these matters are taken into consideration by the Compensation Committee when reviewing and recommending to the Board the Company's compensation policies.

Restrictions on Hedging Transactions

The Company has in place an Insider Trading Policy, to be reviewed and approved by the Board annually, which includes a section on "Hedging Transactions" that restricts NEOs and Directors from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or Director.

Clawback Policy

Our Equity Incentive-Based Compensation Clawback Policy (the "Clawback Policy") complies with SEC rules and related NYSE American listing standards by mandating recovery of incentive-based compensation if it is determined that an accounting restatement is required due to our material noncompliance with any financial reporting requirements under the federal securities laws. The Company will recoup incentive-based compensation received by Executive Officers and Senior Employees (each as defined in the Clawback Policy) during the three fiscal years prior to such determination, to the extent those amounts would not have been received based on the restated financial statements.

Furthermore, our Policy requires recovery of some or all the incentive-based compensation if the Board determines in its sole discretion that an Executive Officer or Senior Employee engaged in gross negligence, intentional misconduct or fraud or caused or otherwise contributed to the need for an accounting restatement during the three fiscal years prior to such determination.

The Clawback Policy is administered by the Board with input from the Compensation Committee and will be reviewed and approved at least annually.

We have filed our Clawback Policy as Exhibit 97.1 to our Annual Report on Form 10-K.

Performance Graph

The performance graph below shows Energy Fuels' cumulative total 5-year return based on an initial investment of $100 in Energy Fuels Common Shares beginning on December 31, 2018, as compared with the Russell 2000 Index, NYSE American Natural Resources Index, NYSE Composite, NASDAQ Composite, and a peer group consisting of Cameco, NexGen Energy, Fission Uranium, Uranium Energy Corp, Ur-Energy, Paladin Energy, GoviEx Uranium, Denison Mines, Deep Yellow Ltd., Peninsula Energy and Boss Resources. The chart shows yearly performance marks over a five-year period. This performance chart assumes: (1) $100 was invested on December 31, 2018 in Energy Fuels Common Shares along with the Russell 2000 Index, NYSE American Natural Resources Index, NYSE Composite, NASDAQ Composite, and the peer group's common stock; and (2) all dividends are reinvested. Dates on the chart represent the last trading day of the indicated fiscal year.

Notes:

(1) This peer group represents a broad range of companies operating within the U.S. uranium industry generally and is distinct from the more select peer group used for the Company's executive compensation decisions as reported annually in the Company's Proxy Statement.

	December 31, 2018	December 31, 2019	December 31, 2020	December 31, 2021	December 31, 2022	December 31, 2023
Energy Fuels Inc. (1)	$2.85	$1.91	$4.26	$7.63	$6.21	$7.19
Value of $100 Investment	$100	$67.02	$149.47	$267.72	$217.89	$252.28
NYSE Composite Index	$11,374.39	$13,913.03	$14,524.80	$17,164.13	$15,184.31	$16,852.89
Value of $100 Investment	$100	$122.32	$127.70	$150.90	$133.50	$148.17
Russell 2000 Index	$1,348.56	$1,668.47	$1,974.86	$2,245.31	$1,761.25	$2,027.07
Value of $100 Investment	$100	$123.72	$146.44	$166.50	$130.60	$150.31
NASDAQ Composite - Total Returns	$7,929.97	$10,656.63	$15,272.97	$18,660.07	$12,588.95	$18,208.50
Value of $100 Investment	$100	$134.38	$192.60	$235.31	$158.75	$229.62
NYSE American Natural Resources Index	$328.48	$351.92	$320.54	$497.45	$673.66	$689.49
Value of $100 Investment	$100	$107.14	$97.58	$151.44	$205.08	$209.90
Peer Group Value of $100 Investment	$100	$78.64	$138.59	$268.58	$234.88	$347.30

Notes:

(1) All dollar amounts are in U.S. dollars.

The Company's compensation to executive officers has generally increased during the five most recently completed fiscal years, in part due to the growth in the Company and competition among organizations operating in the natural resources sector to attract and retain the best possible executives, who are uniquely positioned through their experience and expertise to provide leadership during both economic downturns and to maximize on any interim opportunities to increase shareholder value and boost production.

The total cumulative shareholder return for an investment in the Common Shares decreased in 2019, along with the peer group to levels consistent with the NYSE American Natural Resources Index and the NYSE Composite Index, due in large part to the July 12, 2019 decision of former President Trump to deny the Company's Section 232 Petition's request for trade relief and to instead form the U.S. Nuclear Fuel Working Group in order "to ensure a comprehensive review of the entire domestic nuclear supply chain." The total shareholder return started to increase again in 2020 and peaked in 2021, as 2022 saw a minor decrease before increasing once more as of the 2023 year-end, constituting a total share-price gain since December 31, 2018 of over 150%.

Equity Incentive Awards

Prior to 2015, the Company used its 2013 stock option plan (the "2013 Option Plan") for the grant of stock options. The Equity Incentive Plan was adopted in January 2015 and amended and re-approved by shareholders in 2018, 2021 and most recently in 2024 and provides for the award of stock options, SARs, restricted stock and RSUs, deferred share units, performance shares, performance units, and stock-based units, at the discretion of the Board. The 2013 Option Plan was terminated upon adoption of the Equity Incentive Plan, and all stock options previously granted pursuant to the 2013 Option Plan that were then outstanding were incorporated into the Equity Incentive Plan and treated as Awards under the Equity Incentive Plan.

The Equity Incentive Plan describes all of the types of equity compensation that may be awarded by the Board and gives the Board broad discretion with respect to equity grants to all Directors, officers, employees and consultants of the Company.

In 2023, RSUs were granted to all Directors, NEOs, other Officers and other senior management personnel, and stock options were granted to the Company's other salaried employees. In addition, SARs were granted to all NEOs, other Officers and certain other senior management personnel in 2023.

As discussed above, equity awards are granted in consideration of the level of responsibility of the executive as well as such executive's impact or contribution to the longer-term operating performance of the Company. All equity grants are approved by the Board, based on recommendations from the Compensation Committee. Generally, in determining the equity incentive awards to be granted to the NEOs, equity grants are set at competitive levels relative to equity awards granted by the peer group as a percent of base salary, consistent with any equity award targets that may be set out in the NEOs' employment agreements and recognizing the level of experience and seniority of the Company's senior management team, in order to provide incentive to improve the retention of executives. The Board may also take into account the Compensation Committee's recommendation to the Board and the Board's assessment of the performance of the Company overall, the Company's specific projects and each NEO's individual contribution to that performance. Equity incentives granted to NEOs may be made subject to specific vesting requirements, which may include vesting over a particular period of time or in response to the achievement of performance-based metrics.

Summary Compensation Table

The following table shows the compensation earned by each of the Company's NEOs over the last three fiscal years. The compensation of the NEOs is paid and reported in U.S. dollars.

Non-Equity Incentive Plan Compensation (US$)
Name and Principal Position	Year	Salary (US$)	Share-Based Awards (US$)(1)	Option-Based Awards (US$)(2)	Annual Incentive Plans(3)	Long-Term Incentive Plans	Pension Value (US$)	All Other Compensation (US$)(4)(5)	Total Compensation (US$)
Mark S. Chalmers President and CEO	2023 2022 2021	564,960 528,000 440,000	744,480 594,000 510,000	316,800 1,300,000 Nil	403,896 303,600 280,500	Nil Nil Nil	Nil Nil Nil	30,000 22,250 22,250	2,060,136 2,747,850 1,252,750
David C. Frydenlund Executive VP, CLO and Corporate Secretary	2023 2022 2021	405,524 378,994 315,828	445,318 284,245 292,858	189,497 650,000 Nil	248,497 217,921 201,340	Nil Nil Nil	Nil Nil Nil	12,750 7,952 7,952	1,301,586 1,539,112 817,978
Tom L. Brock CFO(6)	2023 2022	363,643(9) 161,151(8)	299,625(10) 162,082	127,500(10) Nil	Nil 74,129	Nil Nil	Nil Nil	1,090,578 6,377	1,881,346 403,739
John L. Uhrie COO(7)	2023 2022	189,934(9) 141,589(8)	299,625(10) 142,521	127,500(10) Nil	Nil 65,131	Nil Nil	Nil Nil	1,072,259 5,603	1,689,318 354,844
Curtis H. Moore, Senior VP, Marketing and Corporate Development	2023 2022 2021	280,000 218,353 199,957	102,626 79,983 75,138	43,671 80,000 Nil	142,982 62,776 39,991	Nil Nil Nil	Nil Nil Nil	20,302 8,641 8,641	589,581 449,753 323,727
Scott A. Bakken, VP, Regulatory Affairs	2023 2022 2021	220,000 194,217 184,969	80,795 73,988 70,087	40,397 75,000 Nil	50,600 37,000 35,035	Nil Nil Nil	Nil Nil Nil	24,728 21,508 6,474	416,520 401,713 296,565

Notes:

(1) The share-based awards were comprised of RSUs, which were granted in 2021 for performance in 2020; in 2022 for performance in 2021; and in 2023 for performance in 2022. The fair value of each RSU award granted was calculated as the higher of (a) the closing trading price on the NYSE American on the last trading day prior to the date of grant of the RSU, or (b) the VWAP on the NYSE American for the five trading days ending on the last trading day prior to the date of grant of the RSU. RSUs granted in 2024 for performance in 2023 are not included in this table. See the "Equity Grants in 2024 for Performance in 2023" table below for RSUs granted in 2024 for performance in 2023.

(2) Option-based awards granted for 2023 were in the form of SARs granted in January 2023 for performance in 2022 (the "2023 SARs"). Each SAR granted in 2023 for performance in 2022 entitles the holder, on exercise, to a payment in cash or Common Shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and the grant price of $7.36 (calculated as the greater of the closing price of the Common Shares on the NYSE American on the trading day prior to the date of grant and the VWAP on the NYSE American for the five trading days ending on the last trading day prior to the date of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $16.00 for any 90-calendar-day period. Further, notwithstanding the foregoing vesting schedule, none of the SARs granted in 2023 may be exercised by the holder for an initial period of one year from the date of grant; the date first exercisable being January 26, 2024. The fair value of the SARs was determined in accordance with FASB ASC Topic 718 by a third-party valuation firm to be $3.45 per SAR, based on a Monte Carlo simulation. The amounts shown in the above table assume the probable outcome of the underlying performance conditions. At maximum performance, the grant date fair value of the awards are:

Name	2023 SARs Granted (#)	Maximum Fair Value ($)
Mark S. Chalmers	91,826	793,377
David C. Frydenlund	54,926	474,561
Tom L. Brock	36,956	319,300
John L. Uhrie	36,956	319,300
Curtis H. Moore	12,658	109,365
Scott A. Bakken	11,709	101,166

In making the foregoing calculations, it was assumed that all of the 2023 SARs vested at the 90-calendar-day VWAP of the Common Shares on the NYSE American of $16.00, resulting in a value of $8.64 per SAR, being $16.00 less the grant price of $7.36 per SAR. The values shown have not been adjusted to reflect that these SARs are subject to forfeiture. No SARs were granted in 2024 for performance in 2023. However, the Performance-Based Options granted in 2024 for performance in 2023 are not included in this table. See the "Equity Grants in 2024 for Performance in 2023" table below for Performance-Based Options granted in 2024 for performance in 2023.

(3) Non-Equity Incentive Plan Compensation: Annual incentive plans are comprised of cash bonuses. Cash bonuses earned in a year by Senior Executive Officers are based on the performance during that year in accordance with the Company's STIP, as determined and paid in January of the following year. Cash bonuses to the other NEO is determined at the discretion of the Compensation Committee based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, and individual performance of the Executive Officer based on recommendations and general input from the CEO. In both cases, the amounts reflected in this table are the cash bonuses earned in the year shown, notwithstanding that they were paid in January of the following year.

(4) These amounts include retirement savings benefits contributed by the Company under the Company's 401(k) plan, any accrued paid leave remitted upon a termination of employment, and compensation related to automotive vehicles provided to certain qualifying NEOs.

(5) These amounts include a severance payment made to Mr. Uhrie of $1,069,071 and a severance payment made to Mr. Brock of $1,077,828.

(6) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023. Mr. Brock's severance amount of $1,077,828 was paid in full satisfaction of all obligations owned to him by the Company pursuant to his Employment Agreement with the Company.

(7) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023. Mr. Uhrie's severance amount of $1,069,071 was paid in full satisfaction of all obligations owned to him by the Company pursuant to his Employment Agreement with the Company.

(8) Non-prorated salary as of December 31, 2022 was $340,000.

(9) Non-prorated salary as of December 31, 2023 was $351,346.

(10) Forfeited and cancelled upon the NEO's effective date of termination.

Pay Versus Performance

This section should be read in conjunction with the full Executive Compensation disclosure, which includes additional discussion of the objectives of the Company's executive compensation program and how it aligns with the Company's financial and operational performance.

Pay Versus Performance Table

The following table presents, for each of the four most recent fiscal years:

  total compensation, as calculated in the Summary Compensation Table, for the President and CEO (also referred to herein as the "Principal Executive Officer") and an average for the other NEOs;
  compensation actually paid ("CAP") to the NEOs, an SEC-prescribed calculation that adjusts total compensation for the items described below and does not equate to realized compensation;
  the Company's cumulative total shareholder return ("TSR") since the last trading day before the earliest year presented;
  the Company's net income; and
  net cash used in the Company's operating activities.

	Summary Compensation Table Total for Principal Executive Officer	Compensation Actually Paid to Principal Executive Officer	Average Summary Compensation Table Total for Other Named Executive Officers	Average Compensation Actually Paid to Other Named Executive Officers	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss)	Net Cash Used in Operating Activities
					Total Share- holder Return	Peer Group Total Shareholder Return

Year	($)[1]	($)	($)(2)(3)	($)	($)(4)	($)(4)	($)	($)

2023	2,060,136	1,056,571	1,175,670	891,365	252.28	347.30	99,756	15,409
2022	2,747,850	1,484,907	686,862	427,754	217.89	234.88	(59,944)	49,702
2021	1,252,750	5,793,092	421,088	1,275,744	267.72	268.58	1,448	29,294
2020	850,750	3,025,346	481,341	521,238	149.47	138.59	(27,872)	32,178

Notes:

(1) For the years 2023, 2022, 2021, and 2020, this is the total compensation, as depicted in the Summary Compensation Table below, for President and CEO, Mr. Chalmers.

(2)  For 2023, this is the average total compensation, as depicted in the Summary Compensation Table above, for the Company's NEOs other than Mr. Chalmers, being: David C. Frydenlund, Executive Vice President, Chief Legal Officer and Corporate Secretary, Tom L. Brock, Chief Financial Officer through December 31, 2023, John L. Uhrie, Chief Operating Officer through July 14, 2023, Curtis H. Moore, Senior Vice President, Marketing and Corporate Development, and Scott A. Bakken, Vice President, Regulatory Affairs. For 2022, this represents the average total compensation for David C. Frydenlund, Executive Vice President, Chief Legal Officer and Corporate Secretary, Tom L. Brock, Chief Financial Officer, John L. Uhrie, Chief Operating Officer, and Curtis H. Moore, Senior Vice President, Marketing and Corporate Development. For 2021, this represents the average total compensation for David C. Frydenlund, CFO, General Counsel and Corporate Secretary, Curtis H. Moore, Vice President, Marketing and Corporate Development, Scott A. Bakken, Vice President, Regulatory Affairs, and Dee Ann Nazarenus, Vice President, Human Resources and Administration. For 2020, this represents the average total compensation for David C. Frydenlund, CFO, General Counsel and Corporate Secretary, W. Paul Goranson, Chief Operating Officer, through August 30, 2020, Curtis H. Moore, Vice President, Marketing and Corporate Development, Scott A. Bakken, Vice President, Regulatory Affairs, Dee Ann Nazarenus, Vice President, Human Resources and Administration, and Matthew J. Tarnowski, Chief Accounting Officer and Controller, through October 31, 2020.

(3) For 2023, the average total compensation includes a severance payment made to Mr. Uhrie of $1,069,071 and a severance payment made to Mr. Brock of $1,077,828.

(4)  The Company's TSR represents a cumulative total 5-year return based on an initial investment of $100 in Energy Fuels Common Shares beginning on December 31, 2018, as compared with a peer group consisting of Cameco, NexGen Energy, Fission Uranium, Uranium Energy Corp, Ur-Energy, Paladin Energy, GoviEx Uranium, Denison Mines, Deep Yellow Ltd., Peninsula Energy and Boss Resources. The closing prices of Energy Fuels' Common Shares on December 31, 2023 2022, 2021 and 2020 (or the last trading day prior thereto) were $7.19, $6.21, $7.63 and $4.26, respectively.

To calculate CAP to the President and CEO and the average CAP to the other NEOs, the following amounts were deducted from and added to total compensation, as depicted in the Summary Compensation Table:

Year	Summary Compensation Total ($)	Deductions		Additions
		Amounts Reported in the Summary Compensation Table for Stock Awards ($)	Aggregate Change in Value of Accumulated Benefits Under Pension Plan and ESSRP ($)	Fair Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology (1) ($)	Value of Service Cost and Prior Service Cost Attributable to the Executive Under the Pension Plan ($)	Compensation Actually Paid(1) ($)
Principal Executive Officer
2023	2,060,136	1,061,280	Nil	57,715	Nil	1,056,571
2022	2,747,850	1,894,000	Nil	631,057	Nil	1,484,907
2021	1,252,750	510,000	Nil	5,050,342	Nil	5,793,092
2020	850,750	190,000	Nil	2,364,596	Nil	3,025,346
Average for other NEOs
2023	1,175,670(2)	351,311	Nil	67,006	Nil	891,365(2)
2022	686,862	349,708	Nil	90,600	Nil	427,754
2021	421,088	123,521	Nil	978,177	Nil	1,275,744
2020	481,341(3)	70,065	Nil	109,962	Nil	521,238(3)

Notes:

(1)  For 2023, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $1,001,843 for awards granted during the year that remain unvested, less a decrease of $1,084,552 for changes in the fair value for awards granted in prior years that remain unvested, plus an increase of $140,673 for RSU awards that vested during the year due to an increase in the share price from $6.21 on December 31, 2022 to the vested share price of $7.54 on January 27, 2023, totaling a net amount for the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology during 2023 of $57,715. The Compensation actually paid to the Principal Executive Officer in 2023 using the SEC's CAP methodology was then calculated as the Principal Executive Officer's Total Compensation for 2023 as set out in the Summary Compensation Table, less the amount reported in the Summary Compensation Table for Stock Awards made to the Principal Executive Officer, plus the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology. This resulted in Compensation Actually Paid to the Principal Executive Officer in 2022 of $1,056,571. For 2022, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $1,840,035 for awards granted during the year that remain unvested, less a decrease of $936,552 for changes in the fair value for awards granted in prior years that remain unvested, less a decrease of $272,426 for RSU awards that vested during the year due to a decrease in the share price from $7.63 on December 31, 2021 to the vested share price of $5.65 on January 27, 2022, totaling a net amount for the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology during 2022 of $631,057. The Compensation actually paid to the Principal Executive Officer in 2022 using the SEC's CAP methodology was then calculated as the Principal Executive Officer's Total Compensation for 2022 as set out in the Summary Compensation Table, less the amount reported in the Summary Compensation Table for Stock Awards made to the Principal Executive Officer, plus the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology. This resulted in Compensation Actually Paid to the Principal Executive Officer in 2022 of $1,484,907. For 2021, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $1,000,331 for awards granted during the year that remain unvested, plus an increase of $1,281,388 for changes in the fair value for awards granted in prior years that remain unvested, plus an addition of $2,768,623 for awards that vested during the year, nearly all of which were related to SARs with an exercise price of $2.92 whereby the share price was $7.14 on March 17, 2021 for the vesting of the first tranche and $9.77 on November 3, 2021 for the vesting of the second tranche, totaling $5,050,342, resulting in Compensation Actually Paid to the Principal Executive Officer using this methodology of $5,793,092 for 2021. For 2020, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the Principal Executive Officer was calculated as $461,588 for awards granted during the year that remain unvested, plus an increase of $1,950,026 for changes in the fair value for awards granted in prior years that remain unvested, less a decrease of $47,018 for awards that vested during the year due to a decrease in the share price from $1.91 on December 31, 2019 to the vested share price of $1.61 on January 27, 2020, totaling $2,364,596, resulting in Compensation Actually Paid to the Principal Executive Officer using this methodology of $3,025,346 for 2020. For 2023, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $170,258 for awards granted during the year that remain unvested, less a decrease of $103,161 for changes in the fair value for awards granted in prior years that remain unvested, plus an increase of $31,600 for RSU awards that vested during the year due to an increase in the share price from $6.21 on December 31, 2022 to the vested share price of $7.54 on January 27, 2023, less $31,692 for awards granted in prior years that did not meet the applicable vesting conditions during the year, totaling $67,006, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $891,365 for 2023. For 2022, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $344,901 for awards granted during the year that remain unvested, less a decrease of $201,080 for changes in the fair value for awards granted in prior years that remain unvested, less a decrease of $53,222 for RSU awards that vested during the year due to a decrease in the share price from $7.63 on December 31, 2021 to the vested share price of $5.65 on January 27, 2022, totaling $90,600, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $427,754 for 2022. For 2021, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $242,273 for awards granted during the year that remain unvested, plus an increase of $404,704 for changes in the fair value for awards granted in prior years that remain unvested, plus an addition of $331,200 for awards that vested during the year , nearly all of which were related to SARs with an exercise price of $2.92 whereby the share price was $7.14 on March 17, 2021 for the vesting of the first tranche and $9.77 on November 3, 2021 for the vesting of the second tranche, totaling $978,177, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $1,275,744 for 2021. For 2020, the Fair-Value of Stock Awards as Determined in Accordance with the SEC's CAP Methodology for the average of other NEOs was calculated as $150,188 for awards granted during the year that remain unvested, plus an increase of $205,953 for changes in the fair value for awards granted in prior years that remain unvested, less a decrease of $15,249 for awards that vested during the year due to a decrease in the share price from $1.91 on December 31, 2019 to the vested share price of $1.61 on January 27, 2020, less a reduction of $230,930 for awards that were forfeited during the year, totaling $109,962, resulting in Compensation Actually Paid to the average of other NEOs using this methodology of $521,238 for 2020.

(2) This amount includes a severance payment made to Mr. Uhrie of $1,069,071 and a severance payment made to Mr. Brock of $1,077,828, each in connection with their terminations of employment, "without just cause" as defined in their Employment Agreements, in 2023.

(3) This amount includes severance payments of $803,925 paid to Mr. William Paul Goranson and $184,000 paid to Mr. Matthew Tarnowski, each in connection with their termination of employment in 2020.

The fair value of Common Share awards includes the value of both RSU awards and performance-based SAR awards granted as of December 31, 2023. The measurement date fair value of RSU awards was determined based on the higher of (i) the five-day volume-weighted average price ("VWAP") of the Company's Common Shares on the NYSE American ending on the trading day immediately prior to the date of grant, and (ii) the market closing price of the Company's Common Shares on the NYSE American on the trading day immediately prior to the date of grant.

The SAR awards include three (3) tiered, market-based vesting components that require the sustained retention of set Common Share values, each over a 90-calendar-day period within the grant's five-year term. While market-based, the SARs are nonetheless viewed as performance-based instruments because they only vest upon the achievement of performance goals designed to significantly increase TSR, which the Company directly links to management's performance in developing, implementing and growing its initiatives, all while balancing compensation incentives with risk management. The measurement date fair value of the market-based component of the performance share awards was determined using a Monte Carlo fair value simulation model incorporating the assumptions outlined below.

Grant Year	2019
Measurement Date	12/31/2019	12/31/2020	12/31/2021	12/31/2022	12/31/2023

Risk-free interest rate	1.7%	0.2%	0.7%	4.7%	5.6%
Expected term (in years)	4.1	3.1	2.1	1.1	0.1
Expected volatility	65.0%	72.5%	85.0%	80.0%	57.5%
Dividend yield	0%	0%	0%	0%	0%

Grant Year	2022		2023
Measurement Date	12/31/2022	12/31/2023	12/31/2023

Risk-free interest rate	4.1%	4.0%	3.9%
Expected term (in years)	4.1	3.1	4.1
Expected volatility	82.5%	57.5%	57.5%
Dividend yield	0%	0%	0%

Compensation Actually Paid Versus Financial Performance Measures

The following disclosure summarizes the relationship between each of the financial performance measures in the pay versus performance table above and CAP to our President and CEO and, on average, to our other NEOs, for each of the four years ended December 31, 2023, 2022, 2021 and 2020.

Relationship Between Executive Compensation Actually Paid and the Cumulative Total Shareholder Return Over the Last Five Years

Over the last five years spanning December 31, 2018 through December 31, 2023, the Company's TSR was 152.28% (an increase from $100.00 to $252.28 over that time period) compared to 247.30% (an increase from $100.00 to $347.30) for the Company's uranium peers. The peers' stronger performance relative to the Company is due to their sole reliance on uranium as a commodity, which has seen recent strong performance in the market, as opposed to the Company which has recently focused on maintaining a strong position in the uranium market but also on diversifying into other commodities (most particularly REEs) to provide more protection in down uranium markets. Nonetheless, 152.28% TSR over a five-year period is viewed by the Company as significantly positive and was therefore taken into account, along with other factors, in connection with the increases in total compensation paid to the Company's President and CEO and other NEOs in 2023 compared to 2022. Other factors that contributed to increases in compensation levels for the President and CEO and other NEOs of the Company over the last five years were: the increase in the market capitalization of the Company and an increase in the size of other companies in the Company's peer group used for compensation decisions; and the success of the Company in a number of its initiatives, as more particularly set forth in the 2023 Subjective Factors described under 2023 STIP Goals and Performance, above.

Relationship Between Executive Compensation Actually Paid and Net Income Over the Last Four Years

The Company is in an industry that is heavily dependent on the prices of uranium, certain REEs and vanadium. When these commodity prices are high, development, extraction, production and related operations can be ramped up and in full swing. However, when commodity prices are low, operations and other development activities are generally curtailed, and properties and facilities are placed on standby or are potentially shut down. During periods of low uranium, REE and vanadium commodity prices, which the Company has experienced in varying degrees over the last several years, industry participants can face negative cashflows and losses and are often tasked with minimizing those negative cashflows and losses, while at the same time maintaining their valuable assets in a state of readiness for a ramp-up when commodity prices recover. As a result of this heavy reliance on commodity prices and large fluctuations in cashflows and income and losses, typical performance metrics, such as net income or loss, earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc. are not always meaningful to the Company. Further, the Company's share price and TSR are heavily impacted by commodity price changes and expectations of future commodity price changes, which are often unrelated to net income and other typical performance measures for companies whose operations are on standby. As a result, the CAP to the CEO and other NEOs can be heavily influenced by the impact of share price fluctuations on unvested securities, which can often outweigh any impacts that changes in net income and other typical performance metrics may have on CAP.

For example, net income (loss) for the Company is currently not a meaningful metric to measure against the compensation of our President and CEO and other NEOs. After an uptick in 2019, uranium prices were low during most of the period 2020 through mid-2023, so the Company, along with its uranium peers, had to manage negative cash flows and losses during such period. Although uranium prices rose again in 2022 and 2023, and the Company has been rehabilitating and developing a number of its standby mines for future production, resulting in three coming back into production commencing in late 2023, the majority of such rehabilitation and development expenses have been required to be expensed, rather than capitalized, because the Company has not had any mineral reserves, under U.S. definitions, at the majority of its standby uranium mines (with the Pinyon Plain mine being the sole exception). In addition, the Company has been required to expense a portion of its development expenses for its REE initiative over those years.

These factors resulted in approximately $27.8 million in net losses for the Company in 2020. The Company had net income of approximately $1.5 million in 2021, due primarily to the sale of several of its non-core properties to Consolidated Uranium Inc. ("CUR," which merged into IsoEnergy Limited in late 2023) during that year. However, that net income did not directly factor into any compensation decisions, as it was not considered by the Company to represent recurring net income. During 2022, the Company had a net loss of approximately $59.9 million, which also did not directly factor into compensation decisions. This is because approximately $16.90 million of that loss was due to a non-cash mark-to-market loss on investments accounted for at fair value due primarily to a decrease in the market price of our CUR shares over 2022. In addition, the Company faced increased expenses associated with significantly advancing our uranium, REE and radioisotope initiatives in 2022, including: preparing four of our uranium mines for production; development expenses associated with developing commercial REE separation capabilities, in addition to our existing mixed RE Carbonate commercial production capabilities; expenses associated with advancing our medical isotope initiatives; increased transaction expenses arising from costs associated with acquiring our Bahia Project in Brazil, and costs associated with the sale of our now former Alta Mesa project in Texas; and increased other selling, general and administrative expenses associated with significant additions to executive and management/supervisory personnel, enhanced business processes, and other general and administrative expenses required to support all these increased levels of activity. Further, a number of transactions, including the sale of the Company's Alta Mesa project, resulted in expenses in 2022, followed by a significant gain of $119.26 million in 2023 due to the respective sales of the Alta Mesa project and the transaction's underlying Convertible Note, which ultimately resulted in net income in 2023 of $99.76 million. As a result of all these factors, in our case, net income is not considered to be an appropriate metric to compare directly against compensation decisions for the Company's President and CEO and other NEOs due to its variability from year to year.

To address the Company's inability to rely on typical performance metrics, such as net income or loss, earnings per share, revenue growth, and earnings before interest, taxes, depreciation and amortization, etc., the Company implemented its STIP in January 2016 and its LTIP in January 2018, which as discussed in more detail above, are intended to set out meaningful performance criteria tailored specifically to the Company, in light of the general inability to rely on more standard performance indicators. The STIP sets short-term performance goals each year that are tied primarily to the Company meeting its annual budget, as set by the Board, as well as the objectives over the year as set out in the Company's long-term strategic plan. Cash bonuses for Senior Executive Officers are awarded each year based on performance relative to the STIP performance goals for the year, as determined by the Board in January of the following year.

As also discussed in more detail above, the LTIP sets long-term performance goals each year tailored specifically to the Company that have implications beyond the current year. Equity awards for Senior Executive Officers are awarded for each year based on performance relative to the LTIP performance goals for the year, as determined by the Board in January of the following year.

Relationship Between Executive Compensation Actually Paid and Net Cash Used in Operating Activities Over the Last Four Years

Although the Company does not rely on Net cash used in operating activities, per se, in its compensation decisions, one of the performance goals in the Company's STIP over the last several years has been related to Net Recurring and Discretionary Cash Flows, which can be similar to Net cash used in operating activities. STIP performance goals are typically set to ensure that management meets the Company's budget expectations. Compensation decisions are based in part on how well management manages the Company's annual budget to maintain Net Recurring and Discretionary Cash Flows within budget while achieving the budgeted initiatives. Net cash used in operating activities was approximately $32.2 million and $29.3 million in 2020 and 2021 but increased to approximately $49.7 million in 2022, which is consistent with increased budgeted Net Recurring and Discretionary Cash Flows in 2022 compared to previous years as a result of increased budgeted initiatives in 2022 relative to previous years. In 2023, net cash used in operating activities was $15.4 million, which was consistent with net Recurring Cash Outflows of $20.3 million.

Performance Measures

As described in detail above, the performance measures which we believe are most important and are used in our STIP and LTIP in determining compensation paid to each of our Senior Executive Officers are generally applied equally across each Senior Executive Officer, recognizing the need for all top executives to focus primarily on working as a team to achieve the objective corporate goals set out for the Company in a given year and on a long-term basis. In 2023, Messrs. Chalmers, Frydenlund, Brock, Uhrie and Moore were considered Senior Executive Officers of the Company. Only the Senior Executive Officers were subject to the STIP and LTIP in 2023.

For Mr. Bakken, equity incentive-based compensation was determined at the discretion of the CEO using the Company's standard practice for all other Company employees of applying established bonus and equity thresholds that correspond to the individuals' respective employment classifications (in his case, those thresholds designated for corporate vice presidents). Mr. Bakken's cash bonus was determined at the discretion of the Compensation Committee based on the overall financial performance of the Company, levels of bonuses provided by benchmark companies, and individual performance based on recommendations and general input from the CEO. As Mr. Bakken was involved in all such performance measures specified, below, they were similarly taken into account for his compensation actually paid for the year ended December 31, 2023.

Included in the table below are the most important performance measures used to link compensation actually paid to Company performance, by NEO, for the year ended December 31, 2023.

Named Executive Officer	Total Shareholder Return(1)	Total Recurring and Non-Recurring Cash Flow(2)	Working Capital(3)	Company satisfies specified milestones for advancement of REE initiative(4)	Company satisfies specified milestones for advancement of radioisotope initiative(5)	Company secures additional activities expected to result in net cash increment to Company beyond 2023(6)	Company obtains specified permitting milestones(7)	Company satisfies specified milestones for Mining Activities

Mark Chalmers	✓	✓	✓	✓	✓	✓	✓	✓
David Frydenlund	✓	✓	✓	✓	✓	✓	✓	✓
Tom Brock	✓	✓	✓	✓	✓	✓	✓	✓
John Uhrie	✓	✓	✓	✓	✓	✓	✓	✓
Curtis Moore	✓	✓	✓	✓	✓	✓	✓	✓
Scott Bakken	✓	✓	✓	✓	✓	✓	✓	✓

Notes:

(1) For more on this performance measure, refer to the Performance Graph "Comparison of 5-Year Cumulative Total Return" and 2023 LTIP Goals and Performance, "Relative Share Price Performance," above.

(2) For more on this performance measure, refer to 2023 STIP Goals and Performance, "Total Recurring and Non-Recurring Cash Flow, plus minimum liquid working capital balance" and the STIP and LTIP subjective components, "Five-Year Strategic Plan" and "Strong Working Capital Position."

(3) For more on this performance measure, refer to 2023 STIP Goals and Performance, "Total Recurring and Non-Recurring Cash Flow, plus minimum liquid working capital balance," 2023 LTIP Goals and Performance, "Secure Additional Activities that are Expected to Result in a Net Cash Increment to the Company Beyond 2023," and the STIP and LTIP subjective components, "Five-Year Strategic Plan," "Strong Working Capital Position," "Uranium and Uranium/Vanadium Mining," "Sale of Alta Mesa ISR Project" and "Other Capital Improvements at the Mill."

(4) For more on this performance measure, refer to 2023 STIP Goals and Performance, "ESG Goal: Advance REE Initiative," "ESG Goal: Secure or purchase additional monazite sources," and "ESG Goal: Advance South Bahia Project," 2023 LTIP Goals and Performance, "ESG Goal: Advance Long Term REE Initiatives - Secure or purchase Additional Monazite Sources," and the STIP and LTIP subjective components, "Five-Year Strategic Plan," "REE Program" and "Sustainable Green Technologies."

(5) For more on this performance measure, refer to 2023 STIP Goals and Performance, "ESG Goal: Advance TAT Development and Permitting," 2023 LTIP Goals and Performance, "ESG Goal: Advance Long-Term TAT Initiatives," and the STIP and LTIP subjective components, "Five-Year Strategic Plan," "TAT Program" and "Sustainable Green Technologies."

(6) For more on this performance measure, refer to 2023 LTIP Goals and Performance, "Secure Additional Activities that are Expected to Result in a Net Cash Increment to the Company Beyond 2023."

(7) For more on this performance measure, refer to 2023 LTIP Goals and Performance, "Scalability of Production."

Equity Grants in 2024 for Performance in 2023

Under the Company's LTIP and standard corporate practices, equity awards were made in January 2024 for performance during 2023, based on satisfaction of the various performance goals set out in the LTIP for 2023 for the Senior Executive Officers and applying established bonus and equity thresholds that correspond to the individuals' respective employment classifications, as discussed above, for any other NEOs and salaried Company employees. See "Long-Term Incentives - Equity Compensation" in the Company's Compensation Analysis and Discussion, above. The following share-based equity grants (made in RSUs) and option-based equity grants (made in Performance-Based Options) were made in January 2024 for performance in 2023 and are not included in the Summary Compensation Table, above, which includes only equity grants made during the relevant fiscal years.

Name and Principal Position	Share Based Awards (US$)(1)	Option Based Awards (US$)(2)
Mark S. Chalmers, President and CEO	660,190	338,976
David C. Frydenlund, Executive VP, CLO and Corporate Secretary	394,899	202,762
Tom L. Brock(3), CFO	Nil	Nil
John L. Uhrie(4), COO	Nil	Nil
Curtis H. Moore, Senior VP, Marketing and Corporate Development	204,498	105,000
Scott A. Bakken, VP, Regulatory Affairs	88,000	44,000

Notes:

(1) The share-based awards were comprised of RSUs, which were granted in 2024 for performance in 2023, and which will appear in the Summary Compensation Table in the Proxy Statement Filed in 2025 as compensation for 2024. The fair value of each RSU award granted was calculated as the higher of (a) the closing trading price of the Common Shares on the NYSE American on the last trading day prior to the date of grant of the RSU, or (b) the VWAP of the Common Shares on the NYSE American for the five trading days ending on the last trading day prior to the date of grant of the RSU.

(2) Option-based awards granted in 2024 were in the form of Performance-Based Options (i.e., having a strike price set at a 10% premium to the FMV at the time of grant) granted in January 2024 for performance in 2023, and which will appear in the Summary Compensation Table in the Proxy Statement filed in 2025 as compensation for 2024. Each Performance-Based Option granted in 2024 for performance in 2023, which has vested, entitles the holder, on exercise, to be issued a fully paid and non-assessable Common Share of the Company. The fair value of each Performance-Based Option award granted, being US$3.6016/Common Share, was calculated using the Black Scholes valuation model. The Performance Based Options granted in 2024 are subject to a term of five years and vest as to 50% one year from the date of grant and as to 50% two years from the date of grant.

(3) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023.

(4) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023.

CEO Pay Ratio

We have prepared the ratio of annual total compensation of our CEO, to the median of the annual total compensation of all our employees, excluding the CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2023, the median of the annual total compensation (comprised of the 2023 base salary, 2023 equity granted, and 2023 cash bonus earned) of all employees of the Company and its consolidated subsidiaries, excluding the CEO, was $125,314. The annual total compensation of Mark Chalmers, the CEO, was $2,060,136 for 2023, which is the amount reported for Mr. Chalmers in the "Total Compensation" column of the Summary Compensation Table, above. As a result, for 2023, the ratio of annual total compensation of our CEO, to the median of annual total compensation of all employees of the Company and its consolidated subsidiaries, other than the CEO, was approximately 16.44 to 1.

In calculating the median of the annual total compensation of all our employees, excluding the CEO, we identified the Company's "median employee" by reviewing the consistently applied compensation measure of annual cash base salary, per payroll records, for all our employees, including the Company's consolidated subsidiaries, as of December 31, 2023, which concluded the last pay period for the 2023 fiscal year. All the Company's full-time and part-time employees were included in the calculation and adjustments were made to annualize base salary for any permanent employees not employed by the Company for the entire fiscal year or any unpaid leave during the fiscal year. We used the annual cash base salary as our consistently applied compensation measure as it represents the primary compensation component paid to all our employees each fiscal year. Once the median employee was identified, we then calculated the median employee's total compensation for 2023 in accordance with the rules for calculating total compensation for the Summary Compensation Table. The CEO was excluded from these calculations.

This pay ratio is an estimate calculated in a manner consistent with SEC rules based on the Company's payroll and employment records and the methodology described above. SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by the Company in calculating their pay ratio. As such, the pay ratio reported by other companies may not be comparable to the pay ratio as reported above.

Incentive Plan Awards

The tables below show, as of December 31, 2023: (a) all grants of plan-based equity awards made to NEOs in 2023 (whether or not earned in that year); (b) the number of Options held by NEOs that were exercised in 2023 and the number of Common Share-based awards held by NEOs that vested in 2023; (c) the number of Options, Performance-Based Options and RSUs outstanding for each NEO and their value based on the closing price of Common Shares on the NYSE American on December 29, 2023, as the NYSE American was closed on December 31, 2023 due to the weekend); and (d) all grants of cash-based awards/bonuses earned by NEOs in 2023 (whether or not made in that year).

Grants of Plan-Based Awards(6)

Name	Grant date		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities under- lying options (#)	Exercise or base price of option awards (#/Sh)	Grant date fair value of stock and option awards ($)
		Award Type	Thre shold ($)	Target ($)	Max ($)	Thre shold (#)	Target ($)	Max ($)
Mark S. Chalmers		Cash(1)	0	395,472	593,208	-	-	-	-	-	-	-
	1/26/2023	RSU(2)	-	-	-	0	677,952	1,016,928	-	-	-	744,480
	1/26/2023	SAR(3)	-	-	-	-	-	-	-	91,826	7.36	316,800
David C. Frydenlund		Cash(1)	0	243,314	364,972	-	-	-	-	-	-	-
	1/26/2023	RSU(2)	-	-	-	0	405,524	608,286	-	-	-	445,318
	1/26/2023	SAR(3)	-	-	-	-	-	-	-	54,926	7.36	189,497
Tom L. Brock		Cash(1)	0	Nil(7)	Nil(7)	-	-	-	-	-	-	-
	1/26/2023	RSU(2)	-	-	-	0	Nil(7)	Nil(7)	-	-	-	NA
	1/26/2023	SAR(3)	-	-	-	-	-	-	Nil(7)	Nil(7)	Nil(7)	NA
John L. Uhrie		Cash(1)	0	Nil(8)	Nil(8)	-	-	-	-	-	-	-
	1/26/2023	RSU(2)	-	-	-	0	Nil(8)	Nil(8)	-	-	-	NA
	1/26/2023	SAR(3)	-	-	-	-	-	-	Nil(8)	Nil(8)	Nil(8)	NA
Curtis H. Moore		Cash(1)	0	140,000	210,000	-	-	-	-	-	-	-
	1/26/2023	RSU(2)	-	-	-	0	210,000	315,000	-	-	-	13,943
	1/26/2023	SAR(3)	-	-	-	-	-	-	-	12,658	7.36	43,671
Scott A. Bakken		Cash(4)	NA	44,000	50,600	-	-	-	-	-	-	-
	1/26/2023	RSU(5)	-	-	-	NA	88,000	88,000	-	-	-	10,977
	1/26/2023	SAR(3)	-	-	-	-	-	-	-	11,709	7.36	40,397

Notes:

(1) Annual Incentive Awards for Fiscal 2023 Performance: Cash, includes the potential range of 2023 annual incentive awards as described in the Compensation Discussion and Analysis. The actual amount earned for fiscal 2023 performance is reported under the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table.

(2) Long-Term Incentive Awards: Restricted Stock Units, includes the potential range of number of RSUs granted in fiscal 2023, based on an RSU grant price of US$7.36 per RSU and on 2022 performance, under the Company's LTIP as described in the Compensation Discussion and Analysis. The actual value of RSUs granted in fiscal 2023, based on 2022 performance, is reported under the Share Based Awards column in the Summary Compensation Table. RSUs granted in 2024 for performance in 2023 are reported under the Equity Grants in 2024 for Performance in 3022 table, above.

(3)  All other Option Awards: SARs, discretionary and not subject to the Company's STIP or LTIP. SARs granted in 2023 were for performance in 2022.

(4) Annual Incentive Awards for Fiscal 2023 Performance: Cash bonuses for non-Senior Executive Officer NEOs are discretionary and are not subject to the Company's STIP. The actual cash bonus amount earned for fiscal 2023 performance is reported under the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table.

(5) Long-Term Incentive Awards: Restricted Stock Units granted in fiscal year 2023 under the 2021 Omnibus Equity Incentive Compensation Plan are described in the Compensation Discussion and Analysis. RSUs granted to non-Senior Executive Officer NEOs are discretionary and are not subject to the Company's LTIP.

(6) Information on the terms of these awards is described under "Elements of Compensation" in the Compensation Discussion and Analysis. See "Employment Agreements and Termination and Change of Control Benefits" below for a discussion of how equity awards are treated under various termination scenarios.

(7) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023.

(8) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023.

Option Exercises and Stock Vested

Name	Award Type	Option Awards		Stock Awards
		Number of shares acquired on exercise (#)	Value realized on exercise ($)(5)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(1)
Mark S. Chalmers	RSUs	-	-	105,769	797,498
	SARs	410,636	2,963,994	-	-
David C. Frydenlund	RSUs	-	-	56,342	424,819
	SARs	35,709	231,394	-	-
Tom L. Brock(2)	RSUs	-	-	14,897	112,323
John L. Uhrie(3)	RSUs	-	-	10,620	80,075
Curtis H. Moore	RSUs	-	-	21,722	163,784
	SARs	34,641(4)	240,795	-	-
Scott A. Bakken	RSUs	-	-	15,217	114,736

Notes:

(1) The value realized on the vesting of RSUs is the closing market price of the underlying Common Shares on the vesting date, which was $7.54, multiplied by the number of RSUs vested.

(2) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023.

(3) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023.

(4) Represents multiple exercises of vested SARs pursuant to the January 22, 2019 grant ("2019 SARs"), which were exercised for cash. As such, the number of shares acquired on exercise constitutes a "deemed" issuance of Common Shares, as no Common Shares of the Company were actually acquired as a result of the exercises.

(5) Represents totals prior to applicable tax withholding adjustments.

Outstanding Share-Based Awards and Option-Based Awards

Option-Based Awards						Share-Based Awards
Name	Number of Securities Under- lying Unexer- cised Options (#) Exercis- able(1)(2)	Number of Securities Under- lying Unexer- cised Options (#) Unexer- cisable(1)(2)	Number of Securities Underlying Unexercised Unearned Options (#)(1)(2)	Option Exer- cise Price (US$) (1)(2)	Option Expir- ation Date(1)(2)	Number of Shares or Units of Shares that Have Not Vested (#)(3)	Market Value of Share- Based Awards that Have Not Vested (US$)(4)	Number of Un-earned Share- Based Awards that Have Not Vested (#)	Market or Payout Value of Unearn ed Share- Based Awards that Have Not Vested (US$)
Mark S. Chalmers	Nil	91,826	91,826	7.36	1/26/2028	179,833	1,292,999	Nil	Nil
	Nil	361,111	361,111	6.47	1/25/2027	-	-	-	-
	Nil	350,000	350,000	2.92	1/22/2024	-	-	-	-
David C. Frydenlund	Nil	54,926	54,926	7.36	1/26/2028	101,292	728,289	Nil	Nil
	Nil	180,555	180,555	6.47	1/25/2027	-	-	-	-
	123,485(5)	130,016	130,016	2.92	1/22/2024	-	-	-	-
Tom L. Brock(6)	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
John L. Uhrie(7)	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Curtis H. Moore	Nil	12,658	12,658	7.36	1/26/2028	24,954	179,419	Nil	Nil
	Nil	22,222	22,222	6.47	1/25/2027	-	-	-	-
	Nil	22,126	22,126	2.92	1/22/2024	-	-	-	-
Scott A. Bakken	Nil	11,709	11,709	7.36	1/26/2028	21,200	152,428	Nil	Nil
	Nil	20,833	20,833	6.47	1/25/2027	-	-	-	-
	Nil	8,983	8,983	2.92	1/22/2024	-	-	-	-

Notes:

(1) This table reports holdings as of December 31, 2023. The number of securities listed in column 1 (Name column excluded) is comprised of vested but unexercised 2019 SARs, whereas the number of securities listed in column 2 (Name column excluded) is comprised of unvested SARs from the 2019 SARs, SARs granted on January 25, 2022 (the "2022 SARs") and the 2023 SARs. Each 2019 SAR outstanding entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $2.92 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the 2019 SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $5.00 for any continuous 90-calendar-day period; as to an additional one-third of the 2019 SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $7.00 for any continuous 90-calendar-day period; and as to the final one-third of the 2019 SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $10.00 for any continuous 90-calendar-day period. Although two-thirds of the 2019 SARs had vested and were in-the-money based on their grant price of $2.92 relative to a December 29, 2023 market price of $7.19, being the last trading day of the year, the remaining one-third of the 2019 SARs had not vested as of December 31, 2023. Each 2022 SAR outstanding entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $6.47 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the 2022 SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the 2022 SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the 2022 SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $16.00 for any continuous 90-calendar-day period. None of the 2022 SARs had vested as of December 31, 2023. Each 2023 SAR outstanding entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $7.36 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the same performance goals applying to the 2022 SARs. None of the 2023 SARs had vested as of December 31, 2023.

(2) While the January 2024 grants of Performance-Based Options discussed above were earned in 2023, they had not yet been awarded as of December 31, 2023 and, as such, the 2024 Performance-Based Options are not reflected in the Number of Securities Underlying Unexercised Options as of December 31, 2023.

(3) The share-based awards as of December 31, 2023 were comprised of RSUs, which were granted during 2021, 2022 and 2023. One half of the RSUs vest on January 27th on or following the first anniversary of the date of grant, another 25% vest on January 27th on or following the second anniversary of the date of grant and the remaining 25% vest on January 27th on or following the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(4) The Market or Payout Value of Share-Based Awards that Have Not Vested is determined as the number of unvested RSUs as of December 31, 2023 multiplied by the closing price of the Common Shares on the NYSE American as of December 29, 2023 ($7.19), being the last trading day of the year.

(5) Mr. Frydenlund exercised his remaining vested 2019 SARs in January 2024 prior to the applicable expiry date, which resulted in a total of 123,485 Common Shares acquired on exercise for a realized value on exercise of $982,941 (before applicable tax withholding adjustments).

(6) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023.

(7) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023.

Incentive Plan Awards - Value Vested or Earned

Name	Option-Based Awards - Value Vested During the Year (US$)(1)	Share-Based Awards - Value Vested During the Year (US$)(2)	Non-Equity Incentive Plan Compensation - Value Earned During the Year (US$)(3)
Mark S. Chalmers	Nil	760,479	403,896
David C. Frydenlund	Nil	405,099	248,497
Tom L. Brock(4)	Nil	107,109	Nil
John L. Uhrie(5)	Nil	76,358	Nil
Curtis H. Moore	Nil	156,181	142,982
Scott A. Bakken	Nil	109,410	50,600

Notes:

(1) No SARs vested during the 2023 year.

(2) These values are calculated as the number of RSUs that vested in 2023 multiplied by the closing price of the Common Shares on the NYSE American as of December 29, 2023, being the last trading day of the year, of $7.19 per Common Share.

(3) These values constitute the cash bonuses earned in 2023 and paid in February 2024.

(4) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023. Mr. Brock's severance amount of $1,077,828 was paid in full satisfaction of all obligations owned to him by the Company pursuant to his Employment Agreement with the Company.

(5) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023. Mr. Uhrie's severance amount of $1,069,071 was paid in full satisfaction of all obligations owned to him by the Company pursuant to his Employment Agreement with the Company.

Company Policies and Practices Relating to the Grant of Equity Awards

The Company maintains strict conformance with its Insider Trading Policy in all aspects of its business, and particularly in relation to its Insiders who are expected to model best practices for all others in the Company and to maintain the highest levels of ethical conduct and propriety at all times.

The Company's standard practice is for the President and Chief Executive Officer to put before the Compensation Committee all proposed equity awards, in accordance with the above-summarized compensation procedures and plans, at its mid-January meeting annually, for review and approval for recommendation to the Board. The Board then considers and, if deemed fit, approves all such equity awards at its late-January Board meeting, which is held annually to address routine corporate governance matters. For the vast majority of recipients, the January grant is their sole equity grant annually.

For new Directors or employees (including NEOs) who join the Company mid-year, equity grants are typically approved by the Board at its regularly scheduled meeting held closest to such individual's effective date of employment/retention. A set number of stock options, Performance-Based Options, RSUs or SARs, as the case may be, is typically approved by the Board where the individual's start date occurred prior to the Board meeting and the FMV of the award could be determined in advance, whereas a specific dollar amount worth of stock options, Performance-Based Options, RSUs or SARs, as the case may be, is typically approved where the individual's effective date of employment/retention is scheduled to commence after the Board meeting and the FMV of the award is not yet known. This standard practice does, at times, mean that new equity grants are made during a Board meeting at which the Board also approves its Annual Report on Form 10-K or its interim financial statements on Form 10-Q (typically held one business day prior to the applicable filing date). However, where the Company is ever in doubt as to the potential acceptability of a given equity grant or other action or inaction due to its possession of material non-public information, which it evaluates on an ongoing basis, the Company takes the most conservative approach in favor of its shareholders (e.g., delaying a proposed equity grant until such time when all material nonpublic information has been disclosed, followed by an acceptable waiting period) to ensure no conflicts arise and no known or anticipated benefits are inappropriately realized. Considerations may include, for instance, past market responses to similar information upon announcement, planned corporate reorganizations or collaborations, or matters of high public/political interest.

In addition, the Board may, at times where appropriate, award Directors, NEOs and/or certain other senior employees one-time extraordinary grants in connection with a notably significant achievement, such as the successful closing of a major business acquisition or merger. In such cases, management and the Board carefully evaluate whether they are then in possession of any material nonpublic information when determining the timing and terms of the proposed awards. Except in rare instances, the particular circumstances of which would be disclosed, extraordinary grants are not made while the Company possesses material nonpublic information.

There is no instance where the Board, the Compensation Committee or management may time the Company's disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

During the last completed fiscal year, the Company did not award any stock options or Performance-Based Options (together, "Options") to any of its NEOs in any period beginning four business days prior to the filing of a periodic report on Form 10-Q, Form 10-K or current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing of such Form 10-Q, Form 10-K or Form 8-K, as summarized in the following table:

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award	Percentage change in the closing market price of the
securities underlying the award between the trading
day ending immediately prior to the disclosure of
material nonpublic information and the trading day
beginning immediately following the disclosure of
material nonpublic information
Mark S. Chalmers, President and CEO	Nil	Nil	Nil	Nil	Nil
David C. Frydenlund, Executive VP, CLO and Corporate Secretary	Nil	Nil	Nil	Nil	Nil
Tom L. Brock(1), CFO	Nil	Nil	Nil	Nil	Nil
John L. Uhrie(2), COO	Nil	Nil	Nil	Nil	Nil
Curtis H. Moore, Senior VP, Marketing and Corporate Development	Nil	Nil	Nil	Nil	Nil
Scott A. Bakken, VP, Regulatory Affairs	Nil	Nil	Nil	Nil	Nil

Notes:

(1) Mr. Brock's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective December 31, 2023.

(2) Mr. Uhrie's employment with the Company was terminated "without just cause" as defined in his Employment Agreement effective July 14, 2023.

Pension Plan Benefits and Deferred Compensation Plans

The Company does not provide defined pension plan benefits or any other pension plans that provide for payments or benefits following or in connection with retirement to its Directors or officers.

The Company does not have any deferred compensation plans relating to its NEOs.

The Company has a 401(k) plan for the benefit of all its employees. Under the 401(k) plan, employees are entitled to contribute up to statutorily permitted amounts, and the Company matches 100% of contributions up to the first 3% of base salary and 50% of contributions up to the next 2% of base salary made by each employee into such employee's 401(k) plan.

Employment Agreements and Termination and Change of Control Benefits

The Company has employment agreements with each of its current NEOs, which were negotiated on a case-by-case basis.

The events that trigger payment to an NEO on account of a termination, change of control or retirement are negotiated and documented in each employment contract. These benefits attempt to balance the protection of the employee upon the occurrence of such events with the preservation of the executive base in the event such a change of control occurs. As noted below, there are certain circumstances that trigger payment, vesting of stock options, SARs and/or RSUs, or the provision of other benefits to an NEO upon termination, change of control or retirement.

During 2023, the Company renegotiated amended and restated employment agreements with Mr. Chalmers, the Company’s President and CEO, whose employment commitment expired in 2023, and Mr. Frydenlund, the Company’s Executive Vice President, CLO and Corporate Secretary, whose existing employment agreement does not have a commitment by Mr. Frydenlund to extend his employment beyond normal retirement age. Both Messrs. Chalmers and Frydenlund are currently beyond normal retirement age and are considered to be key members of the Company’s management team and essential elements in the Company’s current growth plans. The Board determined that it is in the best interests of the Company to negotiate amendments to Messrs. Chalmers’ and Frydenlund’s employment agreements under which they would each agree to extend their employment and postpone their retirement beyond normal retirement age, agree to specified succession transition requirements, agree to non-solicitation and global non-compete provisions, and commit their exclusive attention to Company matters during this crucial period of growth for the Company.

As a result, after thoughtful and focused negotiations, during which the Company was represented by independent counsel and by its executive compensation consultant, Zayla, the Company entered into amended employment agreements with Messrs. Chalmers and Frydenlund under which Mr. Chalmers agreed to commit to defer his retirement until April 15, 2026, Mr. Frydenlund agreed to defer his retirement until October 15, 2026 (each a "Planned Retirement Date"), and both committed to: identify and transition qualified successors to each of their positions; to enter into non-solicitation and non-compete provisions and to commit to post-retirement consulting arrangements with the Company to further ensure adequate transition.

As described in more detail below, in consideration for these commitments on the part of Messrs. Chalmers and Frydenlund, and as a further incentive over their extended employment and consulting years, the Company and Messrs. Chalmers and Frydenlund each agreed to the following: the payment of an extension/retention bonus in the amount of $1,000,000 to Mr. Chalmers and $500,000 to Mr. Frydenlund payable on each of their Planned Retirement Dates; the payment of a succession bonus in the amount of $1,000,000 to Mr. Chalmers and $500,000 to Mr. Frydenlund on their Planned Retirement Dates, conditional upon each of them identifying and securing a suitable successor no less than 6 months prior to their Planned Retirement Dates; and the payment of consideration for a global non-compete for the period of two years after retirement in the amount of RSUs having a value of $1,000,000 to Mr. Chalmers and $500,000 to Mr. Frydenlund payable on each of their Planned Retirement Dates. Each of these dollar amounts will be adjusted for inflation from the effective dates of the amended and restated employment agreements.

In addition, as described in more detail below, Mr. Frydenlund’s employment agreement was amended to provide that, conditional upon a suitable successor to Mr. Frydenlund being appointed no less than six months prior to Mr. Frydenlund’s Planned Retirement Date, then on such Planned Retirement Date: all of Mr. Frydenlund’s unvested RSUs would vest; all of Mr. Frydenlund’s unvested stock options would vest and generally be exercisable until the earlier of the expiry of their terms and the termination date of Mr. Frydenlund’s consulting agreement; all SARs would be treated the same as for a termination following a Change of Control where the termination is generally deemed to be the date of termination of Mr. Frydenlund’s consulting agreement; and any other form of equity granted would generally vest or accelerate effective as of the date of termination of Mr. Frydenlund’s Consulting agreement. Similar provisions are contained in Mr. Chalmers previous employment agreement and are also contained in his restated and amended employment agreement. While RSUs, SARs and other forms of equity typically act as an effective retention tool for employees, retirement poses a unique dilemma in that no period of time with the Company will result in those awards being fully realized on a single retirement date due to the tiered vesting schedule. However, the awards, when granted, were for performance in the year prior to grant and were deemed fully earned based on past performance under the LTIP. For that reason, and as further consideration for each of them agreeing to extend their normal retirement dates, the Board agreed to accelerate the vesting periods of all equity previously granted to them.

As described in more detail below, under the consulting agreements to be entered into by Mr. Chalmers and Mr. Frydenlund, each of Messrs. Chalmers and Frydenlund will agree to devote up to 20 hours per week for the first twelve months and 15 hours per week for the second twelve months of the two-year term of their agreements, and the Company will commit to pay for a minimum of 10 hours of services per week for each of Messrs. Chalmers and Frydenlund, as a retainer. Consideration for these consulting services will be an hourly fee comparable to that which would be paid to senior partners of global consulting firms, which the parties agreed would be $1,250 per hour for Mr. Chalmers and $800 per hour for Mr. Frydenlund, in each case adjusted for inflation from the effective date of the amended and restated employment agreements.

The Company is very pleased with these arrangements. The Company is at a critical point in its business growth efforts. The primary aims in renegotiating the employment agreements were the incentivization of Messrs. Chalmers and Frydenlund's retention as employees beyond their planned retirements, the achievement of key succession milestones for both roles and the arrangement of post-retirement consulting services on a guaranteed and globally exclusive basis so as to ensure, to the fullest extent possible, a seamless transition of the key executive roles without the loss of Messrs. Chalmers and Frydenlund's extensive institutional and industry knowledge, having reached retirement age with expertise attractive to others in the industry. The Board feels strongly that the sum of these arrangements achieves these objectives, and the arrangements are appropriate and essential to protect shareholder value over the coming years.

The specific terms of Messrs. Chalmers and Frydenlund's revised employment agreements are as follows, with summaries of the other NEOs' employment agreements immediately following:

Mark S. Chalmers

Mr. Chalmers's employment agreement (the "Chalmers Agreement"), as amended on April 10, 2024, has a term commencing on the effective date of the Chalmers Agreement and terminating on his Planned Retirement Date of April 15, 2026, which may be extended to a later retirement date of Mr. Chalmers's choice by the mutual agreement of the Employee and the Company. Pursuant to the Chalmers Agreement, Mr. Chalmers is currently paid an annual salary of US$621,456 (the "Chalmers Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Chalmers Agreement, Mr. Chalmers will continue to act as President and CEO of the Company. Mr. Chalmers is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition, Mr. Chalmers has a cash bonus opportunity during each calendar year with a target equal to 85% (the "Chalmers Target Cash Bonus Percentage") of his Base Salary (the "Chalmers Target Cash Bonus"), in accordance with the Company's STIP, and an equity award opportunity during each calendar year with a target value equal to 120% (the "Chalmers Target Equity Award Percentage") of his Base Salary (the "Chalmers Target Equity Award"), in accordance with the Company's LTIP.

The Company may terminate the Chalmers Agreement for just cause, without just cause or in the event of a determination of disability. Mr. Chalmers may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, which has not been cured by the Company within thirty (30) days; (ii) a reduction in the Chalmers Base Salary, Chalmers Target Cash Bonus Percentage, Chalmers Target Equity Award Percentage or rights to participate in the Company's Stock Appreciation Rights Plan; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Chalmers's employment is terminated by the Company without just cause or upon a disability, or Mr. Chalmers elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay equal to 2.99 times the sum of the Chalmers Base Salary and the Chalmers Target Cash Bonus for the full year in which the date of termination occurs (the "Chalmers Severance Amount"), plus all accrued obligations, including outstanding Chalmers Base Salary, accrued and unused vacation pay and any other cash benefits accrued up to and including the date of termination ("Accrued Obligations"), less required withholdings. The estimated amount payable to Mr. Chalmers in the case of such a termination, assuming that the termination took place on December 31, 2023, would be a cash payment in the amount of the Chalmers Severance Amount of $3,125,076 (pursuant to the current Chalmers Agreement but based on his base salary as of December 31, 2023 of $564,960).

If Mr. Chalmers's employment is terminated without just cause or for a disability, or Mr. Chalmers elects to resign for good reason, or Mr. Chalmers dies, in any case whether before or after a change of control or in the absence of any change of control, then, in addition to the payment of the Chalmers Severance Amount (to be paid in full within thirty (30) calendar days after the termination date) and all Accrued Obligations (to be paid in full within five (5) working days after the termination date), Mr. Chalmers or his estate will (A) have up to the earlier of (i) 90 days from the date of termination for all cases other than death and twelve (12) months from the date of termination in the case of death, or (ii) the expiry date when the particular stock option expires, to exercise the stock options previously granted to Mr. Chalmers that have vested but have not yet been exercised; (B) be paid (or issued shares issuable thereunder) any RSUs that have vested and are unpaid as of the date of termination; and (C) receive any other rights available to him or his estate in respect of any SARs or other awards granted to Mr. Chalmers up to his date of termination. Any stock options and RSUs that are not vested on or before his date of termination will be immediately cancelled and forfeited to the Company. Upon such a termination, Mr. Chalmers and his dependents may be eligible for continuation coverage of health insurance under the Consolidated Omnibus Reconciliation Act of 1985 ("COBRA"), in which case the Company will reimburse Mr. Chalmers for the full cost of the continuation rate charged for the coverage through the Company's Health and Welfare Plan, on a monthly basis, for a period of months equal to twelve (12) times the Chalmers Severance Amount (i.e., just under a period of three (3) years). The reimbursement will be to Mr. Chalmers or his dependents directly and will be grossed up so that there is no negative tax impact to Mr. Chalmers or his dependents for coverage of the premiums charged by the insurance carriers for the COBRA continuation coverage for the current month of reimbursement. Mr. Chalmers and his dependents may, at their choosing, enroll in the COBRA continuation plan through the Company to the extent permitted under COBRA or enroll in a separate plan of their choosing, to be covered by the reimbursements.

In the event of a change of control, Mr. Chalmers’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under the Chalmers Agreement (i.e., a double triggering event), then Mr. Chalmers’s employment will be deemed to have been terminated without just cause and Mr. Chalmers will be entitled to receive the same rights as described above for a termination without just cause under the normal course, except that, in addition, if Mr. Chalmers’s employment is deemed terminated without just cause or, within 12 months after a change of control, Mr. Chalmers’s employment is terminated without just cause or by reason of disability, or Mr. Chalmers elects to resign for good reason, then all of Mr. Chalmers’s unvested RSUs will automatically vest and be settled, all of Mr. Chalmers’s unvested, unexpired stock options will automatically vest and become exercisable, and will continue to be exercisable during the 90-calendar day period following termination, and Mr. Chalmers’s SARs will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met. The estimated Severance Amount payable to Mr. Chalmers in the case of termination upon a change of control would be a cash payment in the amount of $3,125,076, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $1,292,999, totaling $4,418,076, assuming that the triggering event took place on December 31, 2023 (pursuant to the current Chalmers Agreement but based on his base salary as of December 31, 2023 of $564,960).

The Chalmers Agreement also provides that if any Covered Payments constitute "parachute payments" within the meaning of Section 280G of the Code and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any Excise Tax, then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Chalmers's average annual compensation from the Company for the five years preceding the year of the change of control).

The Chalmers Agreement includes a succession obligation, which requires that Mr. Chalmers work toward securing a replacement CEO (the "Replacement CEO") in concert with, and acceptable to, the Board. The Replacement CEO must be employed by the Company in a transition capacity (e.g., as an executive vice president or as president) at least six (6) months prior to the date of retirement of Mr. Chalmers (or such lesser time as the Board may approve) and will be appointed CEO of the Company upon Mr. Chalmers's retirement. Mr. Chalmers will be considered to have satisfied his succession obligation if (a) the Board has appointed a Replacement CEO within the stipulated 6-month time period; or (b) Mr. Chalmers has placed before the Board at least one willing, eligible reasonably suitable candidate for appointment as Replacement CEO within the stipulated 6-month time period and the candidate was not appointed as Replacement CEO due to the action or inaction on the part of the Board.

If Mr. Chalmers retires from the Company on his Planned Retirement Date, provided he has satisfied the above succession obligation, then, as discussed above, upon retirement: (A) he will receive all Accrued Obligations, COBRA coverage as summarized above and other benefits consistent with the Company’s benefit plans extended to other employees of the Company with a similar position or of a similar level; (B) he will receive a $1,000,000 extension/retention bonus in cash on the Planned Retirement Date in consideration of his successful completion of an extended employment period past his normal retirement age; (C) he will receive an additional $1,000,000 succession bonus in cash on his Planned Retirement Date in consideration of his successful satisfaction of his succession obligation, as detailed above; (D) all of Mr. Chalmers’s previously granted, unvested and unexpired stock options will automatically vest and become immediately exercisable, and will continue to be exercisable for a period of six (6) months after the later of (i) his date of retirement, and (ii) the date of termination of his consulting agreement, as discussed below; (E) all of Mr. Chalmers’s previously granted, unvested RSUs will automatically vest and be settled; (F) all of Mr. Chalmers’s previously granted SARs will be exercisable during the 270-calendar day period following the later of (i) his date of retirement and (ii) the date of termination of his consulting agreement (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met; (G) Mr. Chalmers will receive a grant of $1,000,000 worth of RSUs on his Planned Retirement Date, which vest as to 50% one year after the Planned Retirement Date and the remainder two years after the Planned Retirement Date, in consideration of the non-competition provisions of the Chalmers Agreement and his consulting agreement, as detailed below; and (H) Mr. Chalmers is eligible to receive the full STIP and LTIP awards granted in the year of Mr. Chalmers’s termination of employment, in the ordinary course, with no pro-ration for the duration of his employment in that year. The retirement elements discussed in (B), (C) and (G), above, are each subject to an inflation adjustment based on the Gross Domestic Product Implicit Price Deflator as published by the U.S. Department of Commerce from the effective date of the Chalmers Agreement. In addition, while still an employee of the Company, Mr. Chalmers will continue to have the benefit of any approved base salary increases and any increases in his Chalmers Target Cash Bonus Percentage under the STIP and/or Chalmers Target Equity Award Percentage under the LTIP, and will receive any approved extraordinary cash bonuses or equity grants based on his position, each in the same fashion as and commensurate with past practice and other executive officers of the Company, without regard to his pending retirement.

Finally, if Mr. Chalmers retires on the Planned Retirement Date, he resigns for good reason, or the Company terminates his employment without just cause, then he and the Company will enter into an agreement for Mr. Chalmers to provide consulting services, effective on the date immediately following the Planned Retirement Date, making Mr. Chalmers available for a period of time to aid in the transition of his duties to the Replacement CEO and will involve his management of special projects and as otherwise required by the Company. Pursuant to the consulting agreement, if entered into, Mr. Chalmers will agree to be available for twenty (20) hours of work per week during the first twelve (12) months and for fifteen (15) hours of work per week during the second twelve (12) months of its two (2)-year term, unless otherwise extended by the parties, at a retainer fee of $1,250 per hour. The Company will guarantee to pay Mr. Chalmers for a minimum of 10 hours of work per week during the term of the consulting agreement (the “Chalmers Minimum Guaranteed Fee”). In exchange, during the term of the consulting agreement, Mr. Chalmers will be bound to a duty of loyalty to the Company prohibiting him from taking any step on behalf of himself or any other person or entity to compete with the Company, as well as by a fiduciary duty of care that prevents him from diverting business opportunities away from the Company and from co-opting the Company’s business opportunities for personal profit or in order to benefit an unrelated entity during his affiliation with the Company under his consulting agreement. Mr. Chalmers will additionally be bound by a non-solicitation period lasting the term and for 12 months following the date of termination of his consulting agreement, as well as by a non-competition period lasting the term of his consulting agreement (which will generally be 24 months following the date of his Planned Retirement Date) in regard to all defined “competitive activities” for any competitive business anywhere within the world. Upon termination of the consulting agreement by the Company for just cause, or due to death or disability, or upon the planned expiration of the consulting agreement, the Company will pay to Mr. Chalmers all fees earned before such termination that have not yet been paid. Any RSUs held by Mr. Chalmers that have vested on or before the termination date will be paid (or shares issued), and any unvested RSUs will be immediately cancelled and forfeited to the Company on the termination date. Alternatively, upon termination of the consulting agreement by Mr. Chalmers due to the Company’s breach of the consulting agreement, which has not been cured within 45 days’ notice of the alleged breach, or for any other reason by the Company not covered above, then the Company will pay to Mr. Chalmers all fees earned before such termination that have not yet been paid, as well as the Chalmers Minimum Guaranteed Fee through the remainder of the current term (paid promptly upon termination), and any period of restriction on all RSUs shall lapse and shall be immediately settled and payable/issuable.

The estimated total amount payable to Mr. Chalmers in the case of retirement on his Planned Retirement Date, in consideration of Mr. Chalmers' commitments as described above, would be cash payments totaling $2,000,000, an RSU grant having a value of $1,000,000, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $1,292,999, totaling $4,292,999, assuming that the retirement took place on December 31, 2023 (pursuant to the current Chalmers Agreement). Mr. Chalmers would also enter into his consulting agreement, as described above.

Mr. Chalmers is also subject to a Confidentiality and Non-Solicitation Agreement.

David C. Frydenlund

Mr. Frydenlund's employment agreement (the "Frydenlund Agreement"), as amended on April 10, 2024, has a term commencing on the effective date of the Frydenlund Agreement and terminating on his Planned Retirement Date of October 15, 2026, which may be extended to a later retirement date of Mr. Frydenlund’s choice by the mutual agreement of the Employee and the Company. Pursuant to the Frydenlund Agreement, Mr. Frydenlund is currently paid an annual salary of US$446,076 (the "Frydenlund Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will act as Executive Vice President, Chief Legal Officer and Corporate Secretary of the Company. The Company is currently in the process of negotiating a potential extension to the term of Mr. Frydenlund's employment agreement with the Company. Mr. Frydenlund is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition, Mr. Frydenlund has a cash bonus opportunity during each calendar year with a target equal to 70% (the "Frydenlund Target Cash Bonus Percentage") of his Base Salary (the "Frydenlund Target Cash Bonus"), in accordance with the Company's STIP, and an equity award opportunity during each calendar year with a target value equal to 100% (the "Frydenlund Target Equity Award Percentage") of his Base Salary (the "Frydenlund Target Equity Award"), in accordance with the Company's LTIP.

The Company may terminate the Frydenlund Agreement for just cause, without just cause or in the event of disability. Mr. Frydenlund may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, provided that ceasing to be the CFO shall not constitute a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Frydenlund Base Salary, Frydenlund Target Cash Bonus Percentage or Frydenlund Target Equity Award Percentage or rights to participate in the Company's Stock Appreciation Rights Plan; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Frydenlund's employment is terminated by the Company without just cause or upon a disability, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay  equal to 2.0 times the sum of the Frydenlund Base Salary and the Frydenlund Target Cash Bonus for the full year in which the date of termination occurs (the "Frydenlund Severance Amount"), plus all accrued obligations, including outstanding Frydenlund Base Salary, accrued and unused vacation pay and any other cash benefits accrued up to and including the date of termination ("Accrued Obligations"), less required withholdings. The estimated amount payable to Mr. Frydenlund in the case of such a termination, assuming that the termination took place on December 31, 2023, would be a cash payment in the amount of the Frydenlund Severance Amount of $1,378,782 (pursuant to Mr. Frydenlund's current employment agreement but assuming his base salary as of December 31, 2023 of $405,524).

If Mr. Frydenlund's employment is terminated without just cause or for a disability, or Mr. Frydenlund elects to resign for good reason, or Mr. Frydenlund dies, in any case whether before or after a change of control or in the absence of any change of control, then, in addition to the payment of the Frydenlund Severance Amount (to be paid in full within thirty (30) calendar days after the termination date) and all Accrued Obligations (to be paid in full within five (5) working days after the termination date), Mr. Frydenlund or his estate will (A) have up to the earlier of (i) 90 days from the date of termination for all cases other than death and twelve (12) months from the date of termination in the case of death, or (ii) the expiry date when the particular stock option expires, to exercise the stock options previously granted to Mr. Frydenlund that have vested but have not yet been exercised; (B) be paid (or issued shares issuable thereunder) any RSUs that have vested and are unpaid as of the date of termination; and (C) receive any other rights available to him or his estate in respect of any SARs or other awards granted to Mr. Frydenlund up to his date of termination. Any stock options and RSUs that are not vested on or before his date of termination will be immediately cancelled and forfeited to the Company. Upon such a termination, Mr. Frydenlund and his dependents may be eligible for continuation coverage of health insurance under COBRA, in which case the Company will reimburse Mr. Frydenlund for the full cost of the continuation rate charged for the coverage through the Company's Health and Welfare Plan, on a monthly basis, for a period of months equal to twelve (12) times the Frydenlund Severance Amount (i.e., a period of two (2) years). The reimbursement will be to Mr. Frydenlund or his dependents directly and will be grossed up so that there is no negative tax impact to Mr. Frydenlund or his dependents for coverage of the premiums charged by the insurance carriers for the COBRA continuation coverage for the current month of reimbursement. Mr. Frydenlund and his dependents may, at their choosing, enroll in the COBRA continuation plan through the Company to the extent permitted under COBRA or enroll in a separate plan of their choosing, to be covered by the reimbursements.

In the event of a change of control, Mr. Frydenlund’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under the Frydenlund Agreement (i.e., a double triggering event), then Mr. Frydenlund’s employment will be deemed to have been terminated without just cause and Mr. Frydenlund will be entitled to receive the same rights as described above for a termination without just cause under the normal course, except that, in addition, if Mr. Frydenlund’s employment is deemed terminated without just cause or, within 12 months after a change of control, Mr. Frydenlund’s employment is terminated without just cause or by reason of disability, or Mr. Frydenlund elects to resign for good reason, then all of Mr. Frydenlund’s unvested RSUs will automatically vest and be settled, all of Mr. Frydenlund’s unvested, unexpired stock options will automatically vest and become exercisable, and will continue to be exercisable during the 90-calendar day period following termination, and Mr. Frydenlund’s SARs will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met. The estimated Severance Amount payable to Mr. Frydenlund in the case of termination upon a change of control would be a cash payment in the amount of $1,378,782, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $728,289, totaling $2,107,071, assuming that the triggering event took place on December 31, 2023 (pursuant to the current Frydenlund Agreement but assuming his base salary as of December 31, 2023 of $405,524).

The Frydenlund Agreement also provides that if any Covered Payments constitute "parachute payments" within the meaning of Section 280G of the Code and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any Excise Tax, then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Chalmers's average annual compensation from the Company for the five years preceding the year of the change of control).

The Frydenlund Agreement includes a succession obligation, which requires that Mr. Frydenlund work toward securing a replacement Chief Legal Officer (or General Counsel) and Corporate Secretary (the "Replacement CLO") in concert with, and acceptable to, the Board. The Replacement CLO must be employed by the Company in a transition capacity at least six (6) months prior to the date of retirement of Mr. Frydenlund (or such lesser time as the Board may approve) and will be appointed CLO (or General Counsel) and Corporate Secretary of the Company upon Mr. Frydenlund's retirement. Mr. Frydenlund will be considered to have satisfied his succession obligation if (a) the Board has appointed a Replacement CLO within the stipulated 6-month time period; or (b) Mr. Frydenlund has placed before the Board at least one willing, eligible reasonably suitable candidate for appointment as Replacement CLO within the stipulated 6-month time period and the candidate was not appointed as Replacement CLO due to the action or inaction on the part of the Board. It is also acknowledged that the Corporate Secretary function may be performed by a separate person, if so approved by the Board.

If Mr. Frydenlund retires from the Company on the Planned Retirement Date, provided he has satisfied the above succession obligation, then, as discussed above, upon retirement: (A) he will receive all Accrued Obligations, COBRA coverage as summarized above and other benefits consistent with the Company’s benefit plans extended to other employees of the Company with a similar position or of a similar level; (B) he will receive a $500,000 extension/retention bonus in cash on the Planned Retirement Date in consideration of his successful completion of an extended employment period past his normal retirement age; (C) he will receive an additional $500,000 succession bonus in cash on the Planned Retirement Date in consideration of his successful satisfaction of his succession obligation, as detailed above; (D) all of Mr. Frydenlund’s previously granted, unvested and unexpired stock options will automatically vest and become immediately exercisable, and will continue to be exercisable for a period of six (6) months after the later of (i) his date of retirement, and (ii) the date of termination of his consulting agreement, as discussed below; (E) all of Mr. Frydenlund’s previously granted, unvested RSUs will automatically vest and be settled; (F) all of Mr. Frydenlund’s previously granted SARs will be exercisable during the 270-calendar day period following the later of (i) his date of retirement and (ii) the date of termination of his consulting agreement (unless they earlier expire by their terms) without any change to the performance or vesting conditions, which will still need to be met; (G) Mr. Frydenlund will receive a grant of $500,000 worth of RSUs on his Planned Retirement Date, which vest as to 50% one year after the Planned Retirement Date and the remainder two years after the Planned Retirement Date, in consideration of the non-competition provisions of the Frydenlund Agreement and his consulting agreement, as detailed below; and (H) Mr. Frydenlund is eligible to receive the full STIP and LTIP awards granted in the year of Mr. Frydenlund’s termination of employment, in the ordinary course, with no pro-ration for the duration of his employment in that year. The retirement elements discussed in (B), (C) and (G), above, are each subject to an inflation adjustment based on the Gross Domestic Product Implicit Price Deflator as published by the U.S. Department of Commerce from the effective date of the Frydenlund Agreement. In addition, while still an employee of the Company, Mr. Frydenlund will continue to have the benefit of any approved base salary increases and any increases in his Frydenlund Target Cash Bonus Percentage under the STIP and/or Frydenlund Target Equity Award Percentage under the LTIP, and will receive any approved extraordinary cash bonuses or equity grants based on his position, each in the same fashion as and commensurate with past practice and other executive officers of the Company, without regard to his pending retirement.

Finally, if Mr. Frydenlund retires on the Planned Retirement Date, he resigns for good reason, or the Company terminates his employment without just cause, then he and the Company will enter into an agreement for Mr. Frydenlund to provide consulting services, effective on the date immediately following the Planned Retirement Date, making Mr. Frydenlund available for a period of time to aid in the transition of his duties to the Replacement CEO and will involve his management of special projects and as otherwise required by the Company. Pursuant to the consulting agreement, if entered into, Mr. Frydenlund will agree to be available for twenty (20) hours of work per week during the first twelve (12) months and for fifteen (15) hours of work per week during the second twelve (12) months of its two (2)-year term, unless otherwise extended by the parties, at a retainer fee of $800.00 per hour. The Company will guarantee to pay Mr. Frydenlund for a minimum of 10 hours of work per week during the term of the consulting agreement (the “Frydenlund Minimum Guaranteed Fee”). In exchange, during the term of the consulting agreement, Mr. Frydenlund will be bound to a duty of loyalty to the Company prohibiting him from taking any step on behalf of himself or any other person or entity to compete with the Company, as well as by a fiduciary duty of care that prevents him from diverting business opportunities away from the Company and from co-opting the Company’s business opportunities for personal profit or in order to benefit an unrelated entity during his affiliation with the Company under his consulting agreement. Mr. Frydenlund will additionally be bound by a non-solicitation period lasting the term and for 12 months following the date of termination of his consulting agreement, as well as by a non-competition period lasting the term of his consulting agreement (which will generally be 24 months following the date of his Planned Retirement Date) in regard to all defined “competitive activities” for any competitive business anywhere within the world. Upon termination of the consulting agreement by the Company for just cause, or due to death or disability, or upon the planned expiration of the consulting agreement, the Company will pay to Mr. Frydenlund all fees earned before such termination that have not yet been paid. Any RSUs held by Mr. Frydenlund that have vested on or before the termination date will be paid (or shares issued), and any unvested RSUs will be immediately cancelled and forfeited to the Company on the termination date. Alternatively, upon termination of the consulting agreement by Mr. Frydenlund due to the Company’s breach of the consulting agreement, which has not been cured within 45 days’ notice of the alleged breach, or for any other reason by the Company not covered above, then the Company will pay to Mr. Frydenlund all fees earned before such termination that have not yet been paid, as well as the Frydenlund Minimum Guaranteed Fee through the remainder of the current term (paid promptly upon termination), and any period of restriction on all RSUs shall lapse and shall be immediately settled and payable/issuable.

The estimated total amount payable to Mr. Frydenlund in the case of retirement on his Planned Retirement Date, in consideration of Mr. Frydenlund's commitments as described above, would be cash payments totaling $1,000,000, an RSU grant having a value of $500,000, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of $728,289, totaling $2,228,289, assuming that the retirement took place on December 31, 2023 (pursuant to the current Frydenlund Agreement). Mr. Frydenlund would also enter into his consulting agreement, as described above.

Mr. Frydenlund is also subject to a Confidentiality and Non-Solicitation Agreement.

Curtis H. Moore

Mr. Moore's employment agreement (the "Moore Agreement"), effective October 6, 2017, as amended on March 31, 2023, has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Moore Agreement, Mr. Moore is currently paid an annual salary of US$308,000 (the "Moore Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Moore Agreement, Mr. Moore will act as Senior Vice President, Marketing and Corporate Development of the Company.

Mr. Moore is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition, Mr. Moore has a cash bonus opportunity during each calendar year with a target equal to 60% (the "Moore Target Cash Bonus Percentage") of his Base Salary (the "Moore Target Cash Bonus"), in accordance with the Company's STIP, and an equity award opportunity during each calendar year with a target value equal to 75% (the "Moore Target Equity Award Percentage") of his Base Salary (the "Moore Target Equity Award"), in accordance with the Company's LTIP.

The Company may terminate the Moore Agreement for just cause, without just cause or in the event of disability. Mr. Moore may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Moore Base Salary; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Moore's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Moore Agreement, or Mr. Moore elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the "Moore Severance Amount") equal to 2.0 (the "Moore Severance Factor") times the sum of the Moore Base Salary for the full year in which the date of termination occurs and an amount equal to the greater of: (A) the Moore Severance Factor multiplied by the highest total aggregate cash bonus paid to Mr. Moore in any one of the last three years or the year in which Mr. Moore's termination occurs; or (B) fifteen percent of the Moore Base Salary in effect at the time of such termination. The estimated Moore Severance Amount payable to Mr. Moore in the case of such a termination, assuming that the termination took place on December 31, 2023, would be a cash payment in the amount of US$896,000 (pursuant to Mr. Moore's current employment agreement but assuming his base salary as of December 31, 2023 of US$280,000).

Further, in the event of a change of control, Mr. Moore's employment is terminated and/or the successor entity does not assume and agree to perform all of the Company's obligations under the Moore Agreement, then Mr. Moore's employment will be deemed to have been terminated without just cause and Mr. Moore will be entitled to receive the same Moore Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Moore's employment is terminated without just cause or for a disability, or Mr. Moore elects to resign for good reason, within 12 months after a change of control, then, in addition to the payment of the Moore Severance Amount described above, all of Mr. Moore's unvested RSUs will automatically vest, all of Mr. Moore's unvested stock options will automatically vest and will be exercisable during the 90-calendar day period following termination, and Mr. Moore's SARs will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions which will still need to be met. The estimated Severance Amount payable to Mr. Moore in the case of termination upon a change of control would be a cash payment in the amount of US$896,000, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of US$179,419, totaling US$1,075,419, assuming that the triggering event took place on December 31, 2023 (pursuant to the current Moore Agreement, but assuming his base salary as of December 31, 2023 of US$280,000).

The Moore Agreement also provides that if any Covered Payments constitute "parachute payments" within the meaning of the Code and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any Excise Tax, then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Moore's average annual compensation from the Company for the five years preceding the year of the change of control).

Mr. Moore is subject to non-solicitation provisions during the term of the Moore Agreement and for a period of 12-months after termination, under which Mr. Moore may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company, except however, that Mr. Moore may solicit any utility customer, trading partner, intermediary, broker, investor, strategic partner, joint venture partner, or other similar entity for new business that does not conflict with any active negotiations that were ongoing by the Company at the time of the termination.

Scott A. Bakken

Mr. Bakken's employment agreement (the "Bakken Agreement"), effective September 1, 2020, has a term of two years and will automatically renew for additional one-year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Bakken Agreement, Mr. Bakken is currently paid an annual salary of US$227,700 (the "Bakken Base Salary"), subject to review and increase at the discretion of the Company. Pursuant to the Bakken Agreement, Mr. Bakken will act as Vice President, Regulatory Affairs of the Company.

Mr. Bakken is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Company's benefit plans extended to other employees of the Company with a similar position or of a similar level. In addition to the Bakken Base Salary, Mr. Bakken will be eligible for the award of annual cash incentive compensation, at the discretion of the CEO of the Company. Such award is determined by the CEO of the Company in his discretion, and it is understood there is no guarantee of any award, let alone an award in any particular amount. Mr. Bakken is also eligible to participate in and receive compensation under the Company's Omnibus Equity Incentive Compensation Plan, consistent with the terms of that Plan. Any awards under that Plan are determined by the CEO of the Company in his sole discretion, and it is understood there is no guarantee of any award, let alone an award in any particular amount.

The Company may terminate the Bakken Agreement for just cause, without just cause or in the event of disability. Mr. Bakken may terminate his employment for "good reason" upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Bakken Base Salary; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Bakken's employment is terminated by the Company without just cause or upon a disability or by the Company giving a notice not to renew the Bakken Agreement, or Mr. Bakken elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the "Bakken Severance Amount") equal to 1.0 (the "Bakken Severance Factor") times the sum of the Bakken Base Salary for the full year in which the date of termination occurs and an amount equal to the greater of: (A) the Bakken Severance Factor multiplied by the highest total aggregate cash bonus paid to Mr. Bakken in any one of the last three years or the year in which Mr. Bakken's termination occurs; or (B) fifteen percent of the Bakken Base Salary in effect at the time of such termination. The estimated Bakken Severance Amount payable to Mr. Bakken in the case of such a termination, assuming that the termination took place on December 31, 2023, would be a cash payment in the amount of US$270,600 (pursuant to Mr. Bakken's current employment agreement but based on his base salary as of December 31, 2023 of US$220,000).

Further, in the event of a change of control, Mr. Bakken’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Company’s obligations under the Bakken Agreement, then Mr. Bakken’s employment will be deemed to have been terminated without just cause and Mr. Bakken will be entitled to receive the same Bakken Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Bakken’s employment is terminated without just cause or for a disability, or Mr. Bakken elects to resign for good reason, within 12 months after a change of control, then, in addition to the payment of the Bakken Severance Amount described above, all of Mr. Bakken’s unvested RSUs will automatically vest, all of Mr. Bakken’s unvested stock options will automatically vest and will be exercisable during the 90-calendar day period following termination, and Mr. Bakken’s SARs will be exercisable during the 270-calendar day period following termination (unless they earlier expire by their terms) without any change to the performance or vesting conditions which will still need to be met. The estimated Severance Amount payable to Mr. Bakken in the case of termination upon a change of control would be a cash payment in the amount of US$270,600, plus the value attributable to the accelerated vesting of previously issued RSUs payable in Common Shares of the Company of US$152,428, totaling US$423,028, assuming that the triggering event took place on December 31, 2023 (pursuant to the current Bakken Agreement, but based on his base salary as of December 31, 2023 of US$220,000).

The Bakken Agreement also provides that if any of the payments or benefits provided or to be provided by the Company or its affiliates to Mr. Bakken or for Mr. Bakken's benefit pursuant to the terms of the Bakken Agreement or otherwise as a result of a change of control ("Covered Payments") constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, (the "Code") and would otherwise be subject to the excise tax imposed under Section 4999 of the Code or any similar tax imposed by state or local law or any interest or penalties with respect to such taxes (collectively, the "Excise Tax"), then the Covered Payments will be reduced (but not below zero) to the extent necessary so that the sum of all Covered Payments does not exceed a specified threshold amount (generally an amount equal to three times Mr. Bakken's average annual compensation from the Company for the five years preceding the year of the change of control).

In addition, the Bakken Agreement provides that the Company will reimburse all Mr. Bakken's reasonable documented direct costs of relocating from his current residence in Fort Collins, Colorado to the Denver, Colorado metropolitan area (within a reasonable commute to the Company's Lakewood, Colorado corporate office) up to a maximum amount of US$65,000, provided such relocation occurs within two years after the effective date of the Bakken Agreement. As of the date of this Proxy Statement, Mr. Bakken's ability to exercise such provision has expired and has not been renewed.

Mr. Bakken is subject to non-solicitation provisions during the term of the Bakken Agreement and for a period of 12-months after termination, under which Mr. Bakken may not solicit any business from any customer, client or business relation of the Company, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Company.

COMPENSATION COMMITTEE REPORT

Based on the Compensation Committee's review of the Compensation Discussion and Analysis and discussions with the Board and the Company's management, the Compensation Committee recommended that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the members of the Compensation Committee of the Board:

Benjamin Eshleman III
Bruce D. Hansen

Jaqueline Herrera
Robert W. Kirkwood, Chair

DIRECTOR COMPENSATION

Director Compensation Table

The Company's policy with respect to Directors' compensation was developed by the Board, on the recommendation of the Compensation Committee. The following table sets forth the compensation awarded, paid to or earned by the Directors of the Company during the most recently completed fiscal year. Directors of the Company who are also officers or employees of the Company are not compensated for service on the Board; therefore, no fees were payable to Mark S. Chalmers for his service as a Director of the Company in 2023.

Name(1)	Fees Earned (US$)(2)	Share- Based Awards (US$)(3)	Option- Based Awards (US$)	Non-Equity Incentive Plan Compensation (US$)	Nonqualified Deferred Compensation Earnings (US$)	Pension Value (US$)	All Other Compen- sation (US$)	Total (US$)
J. Birks Bovaird	69,696	139,392	Nil	Nil	Nil	Nil	Nil	209,088
Benjamin Eshleman III	51,788	103,576	Nil	Nil	Nil	Nil	Nil	155,364
Ivy V. Estabrooke	47,645	95,291	Nil	Nil	Nil	Nil	Nil	142,936
Barbara A. Filas	51,788	103,576	Nil	Nil	Nil	Nil	Nil	155,364
Bruce D. Hansen	47,645	95,291	Nil	Nil	Nil	Nil	Nil	142,936
Jaqueline Herrera	47,645	95,291	Nil	Nil	Nil	Nil	Nil	142,936
Dennis Higgs	47,645	95,291	Nil	Nil	Nil	Nil	Nil	142,936
Robert W. Kirkwood	51,788	103,576	Nil	Nil	Nil	Nil	Nil	155,364
Alexander G. Morrison	58,003	116,005	Nil	Nil	Nil	Nil	Nil	174,008

Notes:

(1) As President and CEO, Mr. Chalmers was not paid any fees for acting as a Director and is therefore not represented on the Director Compensation Table.

(2) All fees were calculated in U.S. dollars. Messrs. Bovaird and Higgs were then paid in Cdn$ equivalents based on rates at the time of payment.

(3) The share-based awards were comprised of RSUs, which were granted during 2023. One half of the RSUs issued in 2023 vested on January 27, 2024, another 25% will vest on January 27, 2025 and the remaining 25% will vest on January 27, 2026. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

Retainer and Meeting Fees

The Company's Director compensation program is designed to enable the Company to attract and retain highly qualified individuals to serve as Directors. Based on advice from the Harlon Group, to ensure that the compensation payable to the Company's Directors is in line with the peer group used for determining NEO compensation, and on recommendation of the Compensation Committee, during 2023, the compensation payable to Directors, which is paid only to non-employee Directors, was:

  annual retainer for Board member of US$47,645;
  annual retainer for committee (other than Audit Committee) Chairs of US$51,788;
  annual retainer for Audit Committee Chair of US$58,003;
  annual retainer for Chair of the Board of US$69,696;
  reimbursement of related travel and out-of-pocket expenses; and
  no additional fees for attendance at Board or committee meetings.

Incentive Plan Awards

The table below shows the number of stock options and RSUs outstanding for each Director (other than Mr. Chalmers) and their value as of December 31, 2023 based on the last trade of the Common Shares on the NYSE American prior to December 31, 2023 of $7.19 (being the closing price on December 29, 2023, as December 31, 2023 was a Sunday).

Outstanding Share-Based Awards and Option-Based Awards as of December 31, 2023

Name(2)	Option-Based Awards					Share-Based Awards(1)
	Number of Securities Underlying Unexercised Options Exercisable (3)	Number of Securities Underlying Unexercised Options Unexer- cisable	Number of Securities Underlying Un- exercised Unearned Options	Option Exercise Price (US$)(3)	Option Expir- ation Date	Number of Shares or Units of Shares that Have Not Vested	Market Value of Share- Based Awards that Have Not Vested (US$)(4)	Number of Un- earned Share- Based Awards that Have Not Vested	Market or Payout Value of Unearned Share- Based Awards that Have Not Vested (US$)
J. Birks Bovaird (Chair)	Nil	Nil	Nil	Nil	Nil	33,572	241,383	Nil	Nil
Benjamin Eshleman III	Nil	Nil	Nil	Nil	Nil	26,266	188,853	Nil	Nil
Ivy V. Estabrooke	Nil	Nil	Nil	Nil	Nil	19,376	139,313	Nil	Nil
Barbara A. Filas	Nil	Nil	Nil	Nil	Nil	26,267	188,860	Nil	Nil
Bruce D. Hansen	Nil	Nil	Nil	Nil	Nil	25,040	180,038	Nil	Nil
Jaqueline Herrera	Nil	Nil	Nil	Nil	Nil	17,114	123,050	Nil	Nil
Dennis Higgs(3)	18,615	Nil	Nil	4.48	01/16/2025	24,165	173,746	Nil	Nil
Robert W. Kirkwood	Nil	Nil	Nil	Nil	Nil	26,265	188,845	Nil	Nil
Alexander G. Morrison	Nil	Nil	Nil	Nil	Nil	28,476	204,742	Nil	Nil

Notes:

(1) The share-based awards were comprised of RSUs, which were granted during 2021, 2022 and 2023. One half of the RSUs vest on January 27th on or following the first anniversary of the date of grant, another 25% vest on January 27th on or following the second anniversary of the date of grant, and the remaining 25% vest on January 27th on or following the third anniversary of the date of grant. Upon vesting, each RSU entitles the holder thereof to one Common Share without the payment of any additional consideration.

(2) As President and CEO, Mr. Chalmers is not paid any fees or equity grants for acting as a Director.

(3) Mr. Higgs was one of the founding Directors and subsequently Executive Chairman of Uranerz Energy Corporation ("Uranerz") before it merged with the Company in June 2015. Hr. Higgs' Options were originally issued to him by Uranerz and were continued under the Company's Omnibus Plan pursuant to the terms of the merger. The Options have a term of ten years.

(4) The Market Value of Share-Based Awards that Have Not Vested is determined as the number of unvested RSUs as of December 31, 2023 multiplied by the closing price of the Common Shares on the NYSE American as of December 29, 2023 ($7.19), being the last trading day of the year.

Incentive Plan Awards - Value Vested or Earned During the 12-Month Period Ended December 31, 2023

Name(1)	Option-Based Awards - Value Vested During the Year (US$)	Share-Based Awards - Value Vested During the Year (US$)(2)	Non-Equity Incentive Plan Compensation - Value Earned During the Year (US$)
J. Birks Bovaird	Nil	195,410	Nil
Benjamin Eshleman III	Nil	162,839	Nil
Ivy V. Estabrooke	Nil	46,225	Nil
Barbara A. Filas	Nil	162,839	Nil
Bruce D. Hansen	Nil	171,460	Nil
Jaqueline Herrera	Nil	29,954	Nil
Dennis L. Higgs	Nil	149,818	Nil
Robert W. Kirkwood	Nil	162,839	Nil
Alexander G. Morrison	Nil	160,574	Nil

Notes:

(1) Mark S. Chalmers, the current President and CEO of the Company, was appointed to the Board on February 1, 2018. As President and CEO, Mr. Chalmers will not be paid any fees or equity grants for acting as a Director and is therefore not represented on the foregoing table.

(2) These values are calculated as the number of RSUs that vested in 2023 multiplied by the closing price of the Common Shares on the NYSE American as of December 29, 2023, being the last trading day of the year, of $7.19 per Common Share.

(3) The value of share-based awards vesting reported herein reflect previously granted RSUs that vested in 2023 and include the value of those shares withheld from issuance to cover the Directors' respective tax withholding obligations (with the exception of U.S.-based Directors, who are not considered employees of the Company for tax purposes and therefore are responsible for remitting their own taxes in connection with any vested RSUs).

Share Ownership Requirement

At its meeting held on January 23, 2014, the Board adopted a share ownership requirement for Board members. It provides that all non-employee Directors must own a requisite number of Common Shares by the later of five years from the commencement of their Directorship or the date on which the Common Share ownership requirement was adopted. Under this requirement, non-employee Directors are required to own Common Shares with a value equal to twice (2x) the value of their annual Director retainers. The Common Shares are valued at the higher of the price they were acquired or the year-end closing price of the Common Shares on the Toronto Stock Exchange ("TSX") or NYSE American for the previous year. Further, until such time as a non-employee Director reaches his or her share ownership requirement, the non-employee Director is required to hold 50% of all Common Shares received upon the exercise of stock options or SARs (net of any Common Shares utilized to pay for the exercise price of the option and tax withholding) or upon the vesting of RSUs (net of any shares utilized to pay for tax withholding) and shall not otherwise sell or transfer any Common Shares.

Shares that count toward satisfaction of this share ownership requirement, referred to as the "Qualifying Shares," include:

  Common Shares purchased on the open market;
  Common Shares obtained through stock option or SAR exercises pursuant to the Company's Equity Incentive Plan, as amended from time to time;
  Common Shares obtained upon the vesting of RSUs granted pursuant to the Equity Incentive Plan;
  Common Shares owned by a company that is controlled by the non-employee Director; and
  Common Shares owned by the spouse or a child of the non-employee Director.

This requirement does not apply to a nominee of a shareholder of the Company pursuant to a contractual right of the shareholder to nominate one or more Directors to the Board. In instances where the share ownership requirement is deemed inappropriate for, or would place a severe hardship on, a non-employee Director, the Governance and Nominating Committee may recommend to the Board that it exempt that non-employee Director from all or part of this requirement or, alternatively, that it develop an alternative share ownership requirement that reflects both the intention of the requirement and the personal circumstances of the non-employee Director. A non-employee Director who does not meet the share ownership requirements in the prescribed time period may be asked to resign from the Board and may not be re-nominated.

All of the Directors of the Company are currently in compliance with this policy.

Director Share Ownership Requirement

Until such time as a Non-Employee Director reaches the share ownership requirement, the Non-Employee Director is required to hold 50% of all Common Shares received upon exercise of stock options or SARs (net of any shares utilized to pay for the exercise price of the option or SAR and tax withholding) or upon the vesting of RSUs (net of any shares utilized to pay for tax withholding) and shall not otherwise sell or transfer any Qualifying Shares.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2023 concerning stock options (including Performance-Based Options, if any), RSUs and SARs outstanding pursuant to the Equity Incentive Plan, as well as outstanding Uranerz Replacement Options (defined below, see "Uranerz Replacement Options"), which have been approved by shareholders:

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights (US$)(1)(3)	Number of Common Shares remaining available for future issuance(1)
Equity compensation plans approved by security holders (9)	3,004,835 (2)(4)(5)(6)(7)	$4.89 (8)	13,261,080
Equity compensation plans not approved by security holders	Nil	NA	Nil
Total	3,004,835	$4.89	13,261,080

Notes:

(1) There are no warrants outstanding at this time.

(2) Includes 523,469 stock options and 641,839 RSUs. With a few exceptions, each RSU vests annually at approximately the following intervals: as to 50% on January 27th approximately one year after the date of grant, as to another 25% on January 27th approximately two years after the date of grant and as to the remaining 25% on January 27th approximately three years after the date of grant. Upon vesting, each RSU entitles the holder to receive one Common Share without any additional payment.

(3) 641,839 RSUs have been excluded from the weighted average exercise price because they have no exercise price.

(4) Includes 816,854 2019 SARs earned in 2018 (excluding any SARs granted but since forfeited). As noted above, each 2019 SAR granted entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $2.92 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $5.00 for any continuous 90-calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $7.00 for any continuous 90-calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equalling or exceeding $10.00 for any continuous 90-calendar-day period. Further, notwithstanding the foregoing vesting schedule, no SARs were able to be exercised by the holder for an initial period of one year from the date of grant; the date first exercisable being January 22, 2020. As of December 31, 2023, the first two performance goals had been achieved with the underlying SARs now vested. As of the date of this Proxy Statement, the 2019 SARs have expired with the final one-third of the grant forfeited in mid-January 2024.

(5) Includes 788,253 2022 SARs earned in 2021 (excluding any SARs granted but since forfeited). As noted above, each 2022 SAR granted entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $6.47 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $16.00 for any continuous 90-calendar-day period. Further, notwithstanding the foregoing vesting schedule, no SARs were able to be exercised by the holder for an initial period of one year from the date of grant; the date first exercisable being January 25, 2023. As of December 31, 2023, none of the performance goals had been achieved and none of the underlying SARs have vested.

(6) Includes 234,421 2023 SARs earned in 2022 (excluding any SARs granted but since forfeited). As noted above, each 2023 SAR granted entitles the holder, on exercise, to a payment in cash or shares (at the election of the Company) equal to the difference between the market price of the Common Shares at the time of exercise and $7.36 (the market price at the time of grant) over a five-year period, but vest only upon the achievement of the following performance goals: as to one-third of the SARs granted upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $12.00 for any continuous 90-calendar-day period; as to an additional one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $14.00 for any continuous 90-calendar-day period; and as to the final one-third of the SARs granted, upon the 90-calendar-day VWAP of the Common Shares on the NYSE American equaling or exceeding $16.00 for any continuous 90-calendar-day period. Further, notwithstanding the foregoing vesting schedule, no SARs were able to be exercised by the holder for an initial period of one year from the date of grant; the date first exercisable being January 26, 2024. As of December 31, 2023, none of the performance goals had been achieved and none of the underlying SARs have vested.

(7) For purposes of this table, all equity is reported in the year granted, not necessarily earned.

(8) Represents a weighted average exercise price of: (i) $4.90, which is the weighted average exercise price of stock options (including Performance-Based Options, if any) and SARs pursuant to the Omnibus Equity Incentive Plan, which is inclusive of (ii) $4.48, which is the weighted average exercise price of the Uranerz Replacement Stock Options.

(9) The total number of Common Shares available for awards under the Omnibus Equity Incentive Plan shall not exceed 10% of the issued and outstanding Common Shares, being 16,265,915 Common Shares as at December 31, 2023. The total number of Common Shares that have been issued for awards under the Omnibus Equity Incentive Plan is 3,004,835 Common Shares (1.85% of the total issued and outstanding Common Shares). The total number of Common Shares available for future issuance under the Omnibus Equity Incentive Plan is 13,261,080 (8.2% of the total issued and outstanding Common Shares).

There are no compensation plans under which equity securities of the Company are authorized for issuance that were adopted without the approval of the Company's shareholders.

2024 Amended and Restated Omnibus Equity Incentive Compensation Plan

Summary of Equity Incentive Plan

The summary of the principal terms of the Equity Incentive Plan, as provided in Proposal 3 - Amendment and Extension of Omnibus Equity Incentive Compensation Plan for a Further Three-Year Term, above, is qualified in its entirety by reference to the text of the Equity Incentive Plan. The Board or a committee authorized by the Board (as applicable, the "Committee") is responsible for administering the Equity Incentive Plan.

The annual burn rate under the Equity Incentive Plan, as defined by Section 613(p) of the TSX Company Manual, is the number of securities granted under the arrangement during the applicable fiscal year divided by the weighted average number of securities outstanding for the applicable fiscal year, for the years ended December 31, 2023, 2022 and 2021, respectively, are as follows:(1)

	2023	2022	2021
Weighted Average Number of Securities Outstanding	159,107,039	157,343,250	146,904,524
Options Granted	153,299(2)	118,318	169,310
RSUs Granted	450,232	411,467	441,241
SARs Granted	308,333	833,315	Nil
Total Securities Awarded under the Arrangement	911,864	1,363,100	610,551
Burn Rate	0.6%	0.9%	0.4%

Notes:

(1)  For purposes of this table, all equity is reported in the year granted, not necessarily earned.

(2) While the January 2024 grants of Performance-Based Options discussed above were earned in 2023, they had not yet been awarded as of December 31, 2023 and, as such, the 2024 Performance-Based Options are not reflected in the Number of Options Granted in 2023.

Uranerz Replacement Options

On June 18, 2015, in connection with the acquisition of Uranerz, the Company issued 2,048,000 stock options of the Company, by assuming the then-existing options granted pursuant to the Uranerz 2005 Stock Option Plan, as amended on June 10, 2009 (the "2005 Stock Option Plan"). As of March 31, 2023, there were 101,676 stock options outstanding under the 2005 Stock Option Plan (the "Uranerz Replacement Options"). These options are now exercisable for Common Shares of the Company, adjusted to take into account the share exchange ratio applicable to that acquisition. No further stock options will be granted pursuant to the 2005 Stock Option Plan. The options have varying expiry dates with the last options expiring in June 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED SHAREHOLDER MATTERS

The following tables set forth information as of April 22, 2024 regarding the ownership of our Common Shares by each NEO, each Director and all Directors and NEOs as a group, as well as certain other beneficial owners. Except as set out below, the Company is not aware of any person who owns more than 5% of our Common Shares.

The number of Common Shares beneficially owned, and the percentage of common shares beneficially owned, are based on a total of 163,651,897 Common Shares issued and outstanding as of April 22, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Common Shares subject to Options and SARs that are exercisable within 60 days following April 22, 2024 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. No RSUs vest within 60 days after April 22, 2024. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all Common Shares shown as beneficially owned by them.

As of April 22, 2024, there were 163,651,897 Common Shares issued and outstanding as fully paid and non-assessable and carrying a right to one vote per share. The following table sets forth certain information regarding the direct ownership of Common Shares as of April 22, 2024, except where otherwise noted, by: (i) each of Energy Fuels' Directors; (ii) each of Energy Fuels' current NEOs; and (iii) all of Energy Fuels' current NEOs and Directors as a group.

Beneficial Ownership

Security Ownership of Certain Beneficial Owners

Title of Class	Name of Beneficial Owner	Address of Beneficial Owner	Amount of Beneficial Ownership (Direct)	Amount of Beneficial Ownership (Indirect)	Total	Percent of Class(3)
Common Shares	BlackRock, Inc.(1)	BlackRock, Inc. 50 Hudson Yards New York, NY 10001 USA	11,749,826	Nil	11,749,826	7.18%
Common Shares	ALPS Advisors, Inc.(2)	1290 Broadway, Suite 1000 Denver, CO 80203 USA	9,498,428	Nil	9,498,428	5.80%
Common Shares	Global X Management(1)	Global X Management Company, LLC ("GXMC") 605 3rd Avenue, 43rd Floor New York, NY 10158 USA	8,657,232	Nil	8,657,232	5.30%
TOTALS	Certain Beneficial Owners (3 total)	NA	29,905,486	Nil	29,905,486	18.27%

Notes:

(1) The beneficial ownerships reported for BlackRock, Inc. and GXMC are based on their respective 13G filings dated December 31, 2023.

(2) The beneficial ownership reported for ALPS Advisors, Inc. is based on its 13F filing dated December 31, 2023.

Security Ownership of NEOs and Directors

Title of Class	Name of Beneficial Owner (1)	Amount of Beneficial Ownership (Direct)	Amount of Beneficial Ownership (Indirect)	Common Shares Acquirable Within 60 days	Total	Percent of Class(3)
Common Shares	Scott A. Bakken	76,772	Nil	Nil	76,772	0.05%
Common Shares	J. Birks Bovaird	154,786	Nil	Nil	154,786	0.09%
Common Shares	Mark S. Chalmers	762,047	Nil	Nil	762,047	0.47%
Common Shares	Benjamin Eshleman III	157,019	Nil	Nil	157,019	0.10%
Common Shares	Katherine Kilpatrick Eshleman Revocable Trust(4)	Nil	2,000	Nil	2,000.001%
Common Shares	Margaret Shinkle Eshleman Revocable Trust(4)	Nil	2,000	Nil	2,000.001%
Common Shares	Ivy V. Estabrooke	16,116	Nil	Nil	16,116	0.01%
Common Shares	Barbara A. Filas	123,336	Nil	Nil	123,336	0.08%
Common Shares	David C. Frydenlund	462,637	Nil	Nil	462,637	0.28%
Common Shares	Bruce D. Hansen	247,782	Nil	Nil	247,782	0.15%
Common Shares	Jaqueline Herrera	12,722	Nil	Nil	12,722	0.01%
Common Shares	Dennis L. Higgs	268,769	Nil	18,615(2)	287,384	0.18%
Common Shares	Robert W. Kirkwood	408,740	Nil	Nil	408,740	0.25%
Common Shares	Kirkwood Son Trust #2(5)	Nil	211,275	Nil	211,275	0.13%
Common Shares	Curtis H. Moore	65,900	Nil	Nil	65,900	0.04%
Common Shares	Alexander G. Morrison	153,850	Nil	Nil	153,850	0.09%
TOTALS	Current Directors and NEOs (13 total)(6)	2,910,476	215,275	18,615	3,144,366	1.92%

Notes:

(1) Except as otherwise indicated, the address for each beneficial owner is 225 Union Blvd., Suite 600, Lakewood, Colorado 80228 USA.

(2) This amount represents Common Shares that could be acquired upon an exercise of Uranerz Replacement Options held by Mr. Higgs that are currently vested and exercisable. No RSUs vest within 60 days after April 22, 2024 and, at current Energy Fuels Inc. stock prices, no SARs granted in 2022 or 2023 will meet the 90-calendar-day vesting performance criteria required to vest within 60 days after April 22, 2024.

(3) Based on 163,651,897 Common Shares outstanding on April 22, 2024.

(4) Benjamin Eshleman III has an indirect beneficial interest in the Katherine Kilpatrick Eshleman Revocable Trust and the Margaret Shinkle Eshleman Revocable Trust.

(5) Robert W. Kirkwood has an indirect beneficial interest in the Kirkwood Son Trust #2.

(6) The percent of class of Common Shares both directly and indirectly held by the current NEOs and Directors of the Company, excluding Common Shares acquirable within 60 days of April 22, 2024, is 0.01%.

INTEREST OF MANAGEMENT & OTHERS IN MATERIAL TRANSACTIONS

The Company reviews all known relationships and transactions in which the Company and its Directors and executive officers or their immediate family members are participants to determine whether they qualify for disclosure as a transaction with related persons under Item 404(d) of Regulation S-K of the Exchange Act. We screen for these relationships and transactions through the annual circulation of a D&O Questionnaire to each member of the Board and each of our officers who is a reporting person under Section 16 of the Exchange Act. The D&O Questionnaire contains questions intended to identify related persons and transactions between the Company and related persons. The Company's Code of Business Conduct and Ethics requires that any situation that presents an actual or potential conflict between a Director, officer or employee's personal interest and the interests of the Company must be reported to the Company's Chief Legal Officer or, in the case of reports by Directors, to the Chair of the Company's Audit Committee. Generally, any related-party transaction that would require disclosure pursuant to Item 404 of Regulation S-K would require prior approval. Any waivers from these requirements that are granted for the benefit of the Company's Directors or executive officers must be granted by the Board.

Except as described in this Proxy Statement, no (i) officer, Director, promoter or affiliate of the Company, (ii) proposed Director of the Company, or (iii) associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction during the two fiscal years ended December 31, 2023 and 2022 or in any proposed transaction which has materially affected or would materially affect the Company or its subsidiaries.

On May 17, 2017, the Board appointed Robert W. Kirkwood to the Board of the Company.

Mr. Kirkwood is a principal of the Kirkwood Companies, including Kirkwood Oil and Gas LLC, Wesco Operating, Inc., and United Nuclear LLC ("United Nuclear"). United Nuclear owns a 19% interest in the Company's Arkose Mining Venture, while the Company owns the remaining 81%. The Company acts as manager of the Arkose Mining Venture and has management and control over operations carried out by the Arkose Mining Venture. The Arkose Mining Venture is a contractual joint venture governed by a venture agreement dated as of January 15, 2008 entered into by Uranerz Energy Company (a subsidiary of the Company) and United Nuclear (the "Venture Agreement").

United Nuclear contributed $0.08 million, $0.13 million and $0.31 million to the expenses of the Arkose Joint Venture based on the approved budget for the years ended December 31, 2023, 2022 and 2021, respectively.

AUDIT COMMITTEE DISCLOSURE

Registrant Disclosure

The Company is a listed issuer, as defined in section 240.10A-3 of the Exchange Act. In addition, the Company is neither i) a subsidiary of another listed issuer that is relying on the exemption in section 240.10A-3(c)(4) through (c)(7) of CFR Title 17, Chapter II, nor ii) relying on any of the exemptions in section 240.10A-3(c)(4) through (c)(7) of CFR Title 17, Chapter II.

Audit Committee Disclosure

The Company has a separately designated standing audit committee (the "Audit Committee") that complies with Rule 10A-3 of the Exchange Act and the requirements of the NYSE Guide. The Audit Committee was established in accordance with section 3(a)(58)(A) of the Exchange Act. The Directors of the Company have determined that each member of the Audit Committee is considered to be "independent" and "financially literate" within the meaning of National Instrument 52-110 - Audit Committees ("NI 52-110"). The Board has further determined that at least one member of the Audit Committee qualifies as a financial expert (as defined in Item 407(d)(5) of Regulation S-K under the Exchange Act), and that each member of the Audit Committee is financially sophisticated, as determined in accordance with Section 803B(2)(iii) of the NYSE Guide and is independent (as determined under Exchange Act Rule 10A-3 and section 803A and 803B of the NYSE Guide). The current members of the Company's Audit Committee are J. Birks Bovaird, Bruce D. Hansen, Dennis L. Higgs and Alexander G. Morrison, all of whom are independent. Alexander G. Morrison is the Chair of the Audit Committee. Mr. Morrison's qualifications as a Certified Public Accountant, together with his vast financial expertise attained through his years of work in public accounting and through numerous management and executive positions, including Vice President and Chief Financial Officer of Franco-Nevada Company, Vice President and Chief Financial Officer of Novagold Resources Inc. and Vice President and Controller of Homestake Mining Company, qualifies him as a financial expert on the Company's Audit Committee. Furthermore, Mr. Hansen is a financial expert, having served as CEO and a Director of General Moly Inc. from 2007 to November 2020, and additionally as its CFO from May 2017 to November 2020. Mr. Hansen was also CFO of Newmont Mining Company from 1999 to 2005.

The Board has adopted a Charter for the Audit Committee which sets out the Committee's mandate, organization, powers and responsibilities. A copy of the Audit Committee charter can be found on the Company's website at www.energyfuels.com. The Audit Committee Charter complies with Rule 10A-3 and the requirements of the NYSE American, as well as applicable requirements of the SEC, the Ontario Securities Commission and the TSX. During the fiscal year ended December 31, 2023, the Audit Committee met six times.

The Audit Committee is a committee established and appointed by and among the Board to assist the Board in fulfilling its oversight responsibilities with respect to the Company. In so doing, the Audit Committee provides an avenue of communication among the external auditor, management, and the Board. The Committee's purpose is to ensure the integrity of financial reporting and the audit process, and that sound risk management and internal control systems are developed and maintained. In pursuing these objectives, the Audit Committee oversees relations with the external auditor, reviews the effectiveness of the internal audit function, and oversees the accounting and financial reporting processes of the Company and audits of financial statements of the Company.

The Audit Committee has also been delegated, by and on behalf of the Board, direct and primary oversight of the Company's cybersecurity risk exposures and the steps taken by management to monitor, mitigate and manage/respond to cybersecurity risks and incidents. See "Corporate Governance Disclosure - Cybersecurity," below.

No member of the Committee may earn fees from the Company or any of its subsidiaries, including any consulting, advisory or other compensatory fees, other than Directors' fees or committee member fees (which fees may include cash, options or other in-kind consideration ordinarily available to Directors).

Principal Accountant Fees and Services

Year Ended	Audit Fees(1)(2)	Audit-Related Fees	Tax Fees(3)	All Other Fees(4)
December 31, 2023	$1,052,472	Nil	Nil	Nil
December 31, 2022	$925,651	Nil	$6,949	Nil

Notes:

(1) "Audit Fees" are the aggregate fees billed by KPMG in auditing the Company's annual financial statements.

(2) As of June 30, 2023, the Company's public float continued to exceed $700 million, therefore continuing it as a "large accelerated filer" subject to an ICFR audit by an independent auditor for the year ended December 31, 2023. The Company's year ended December 31, 2023 revenue was $37,928.

(3) "Tax Fees" are fees for professional services rendered by KPMG for tax compliance, tax advice and tax planning.

(4) "All Other Fees" consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by our Audit Committee of Services Performed by Independent Auditors

Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and associated fees. All engagements and fees for the fiscal year ended December 31, 2023 were pre-approved by the Audit Committee.

The Company also has in place a "Policy for Hiring Members (or Former Members) of Independent Public Auditors." Such Policy mandates that the Company or its subsidiaries will not hire any person in a Financial Reporting Oversight Role, as defined therein, during a fiscal period unless the individual is not a Member of the Audit Engagement Team (defined as the lead partner, the concurring partner or any other member of the audit engagement team who provided more than ten hours of audit, review or attest services for the Company during the relevant period) at any time during the fiscal period and had not been a Member of the Audit Engagement Team during the one-year period preceding the Initiation of the Audit (defined for a fiscal period as the day after the Form 10-K covering the previous fiscal period is filed with the SEC) for the fiscal period.

Audit Committee Report

In the course of providing its oversight responsibilities regarding the Company's financial statements for the year ended December 31, 2023, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and our independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements. Since the commencement of our most recently completed fiscal year, our Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 - the Auditor's Communication with those Charged with Governance.

The Audit Committee meets regularly with the independent auditors to discuss their audit plans, scope and timing on a regular basis, without management present in executive sessions. The Audit Committee met six times during the fiscal year ended December 31, 2023, with six in-camera sessions held, five of which were with the independent auditors first and then with the Audit Committee members only. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Shareholders on Form 10-K for the year ended December 31, 2023. The Audit Committee and the Board have also recommended the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2024.

Submitted by the Audit Committee Members:
J. Birks Bovaird
Bruce D. Hansen

Dennis L. Higgs
Alexander G. Morrison, Chair

CORPORATE GOVERNANCE DISCLOSURE

The Board is currently comprised of ten Directors, and ten are nominated for reelection as Directors of the Company at the Meeting.

The Board is responsible for determining whether or not each Director is independent. This assessment is made in accordance with standards set forth in Section 803 of the NYSE Guide, as well as NI 52-110, and the Company's corporate governance policies. Under NI 52-110, a Director is considered to be unrelated and independent by the Board if the Board determines that the Director has no direct or indirect material relationship with the Company. A material relationship is a relationship that could, in the view of the Board, be reasonably expected to interfere with the exercise of the Director's judgment independent of management. With the assistance of the Governance and Nominating Committee, the Board reviews each Director's independence annually and upon the appointment or election of a new Director. The Board last considered this matter at its meeting on April 8, 2024.

Nine of the ten existing Directors are considered by the Board to be independent within the meaning of NI 52-110 and Section 803A of the NYSE Guide. Mark S. Chalmers is not an independent Director, as he is the President and CEO of the Company. However, each of the remaining Directors, namely, J. Birks Bovaird, Benjamin Eshleman III, Ivy V. Estabrooke, Barbara A. Filas, Bruce D. Hansen, Jaqueline Herrera, Dennis L. Higgs, Robert W. Kirkwood and Alexander G. Morrison, are independent Directors of the Company since none have been an executive officer or employee of the Company during the last three years, nor has a relationship that would interfere with the exercise of independent judgement in carrying out the responsibilities as a Director.

The Chair of the Board, and the Chairs of all the Board's Committees are independent Directors.

A number of Directors of the Company are also Directors of other reporting issuers. See "Particulars of Matters to be Acted Upon at the Meeting - Election of Directors."

The Chair of the Board, J. Birks Bovaird, is not a member of management and is an unrelated and independent Director. One of his principal responsibilities is to oversee the Board processes so that it operates efficiently and effectively in carrying out its duties and to act as a liaison between the Board and management.

The independent Directors of the Board are encouraged by the Board to hold private sessions as such independent Directors deem necessary in the circumstances. In the year ended December 31, 2023, the independent Directors held separate in-camera sessions following nine out of twelve total Board meetings and had informal discussions from time to time. The four committees likewise hold in-camera sessions with their independent members on a frequent basis, as necessary for the effective governance of the Company.

The Board held a total of twelve meetings during the year ended December 31, 2023, at which there was perfect attendance. The following table shows the number of Board meetings each Director attended during that period.

Name	Number of Board Meetings Held While a Director	Number of Board Meetings Attended
J. Birks Bovaird	12	12
Mark S. Chalmers	12	12
Benjamin Eshleman III	12	12
Ivy V. Estabrooke	12	12
Barbara A. Filas	12	12
Bruce D. Hansen	12	12
Jaqueline Herrera	12	12
Dennis L. Higgs	12	12
Robert W. Kirkwood	12	12
Alexander G. Morrison	12	12

During 2023, all Directors attended 100% of meetings of the Board, and all Directors attended 100% of meetings held by all committees of the Board on which they served except for a single Director who missed a single Committee meeting. Overall, the combined Board and committee meeting attendance for the 2023 year was at 99.4%.

Board members are not required, but are expected to make every effort, to attend the Meeting.

Board Mandate

The Board's mandate is set out in the Company's Corporate Governance Manual, a copy of which can be found on our website at www.energyfuels.com, as approved by the Board, and reviewed on an annual basis. The Board is responsible, directly and through its committees, for the supervision of the management of the business and affairs of the Company. The Board seeks to ensure the viability and long-term financial strength of the Company and the creation of enduring shareholder value. In pursuing these objectives, the Board will have regard to the best interests of shareholders and the Company and to the needs of its other stakeholders, including the needs of the communities in which the Company conducts its business and the needs of its employees and suppliers.

To assist the Board in the implementation of its mandate, it delegates some of its responsibility to committees. The Board reviews and approves the structure, mandate and composition of its committees. It also receives and reviews periodic reports of the activities and findings of those committees.

The Board selects and appoints the Company's President and CEO and, through such person, other officers and senior management to whom the Board delegates certain of its power of management. The Board approves strategy, sets targets, performance standards and policies to guide them; monitors and advises management; sets their compensation and, if necessary, replaces them.

The Board reviews and approves, for release to shareholders, quarterly and annual reports on the performance of the Company, and certain other material public communications. The Board has implemented a Corporate Disclosure Policy, which it reviews annually, to ensure effective communication between the Company, its shareholders, prospective investors, the public and other stakeholders, including the dissemination of information on a regular and timely basis. The CEO has dedicated a portion of his time to communicate with shareholders and prospective investors. Through its officers, the Company responds to questions and provides information to individual shareholders, institutional investors, financial analysts and the media.

The Board ensures that mechanisms are in place to guide the organization in its activities. The Board reviews and approves a broad range of internal control and management systems, including expenditure approvals and financial controls. Management is required by the Board to comply with legal and regulatory requirements with respect to all of the Company's activities.

Position Descriptions

The Board has adopted a written position description for the CEO of the Company. The primary role of the CEO is to develop and recommend to the Board a long-term strategy and vision for the Company that leads to the creation of shareholder value, to develop and recommend to the Board annual business plans and budgets that support the Company's long-term strategy, and to ensure that the day-to-day business affairs of the Company are appropriately managed, including evaluation of the Company's operating performance and initiating appropriate action where required. In order to fulfill this role, the CEO is expected to ensure that the Company has an effective management team and to have an active plan for its development and succession, and to foster a corporate culture that promotes ethical practices, encourages individual integrity and fulfills social responsibility, including ensuring that the Company is in compliance with its Corporate Disclosure Policy and EHSS Policy and internal controls and procedures. Finally, the CEO is expected to ensure that the Company builds and maintains strong, positive relationships with its investors, employees and the corporate and public community.

The position description for the Chair of the Board is set out in the Company's Corporate Governance Manual. The primary role of the Chair is to provide leadership to the Board, to ensure that the Board can function independently of management and fully discharge its duties. This involves acting as a liaison between the Board and management, working with management to schedule Board meetings and with committee chairs to coordinate scheduling committee meetings, ensuring the appropriate agendas for meetings, ensuring the proper flow of information to the Board, and reviewing the adequacy and timing of documented material in support of management's proposals. The Chair of the Board also works with the Governance and Nominating Committee to ensure proper committee structure, including assignments of members and committee Chairs, as well as chairs all meetings of the Board, and when requested by the CEO, meetings of shareholders.

The Board has developed written position descriptions for the Chair of each committee. The primary responsibilities of the Chair of each committee are to: develop the agenda for each meeting of the committee; preside over committee meetings; oversee the committee's compliance with its Charter; work with management to develop the committee's annual work plan; together with management, identify, review and evaluate matters of concern to the committee; and report regularly to the Board.

Succession Plan

On an annual basis, management provides the Board with its "Succession Plan" identifying potential candidates for the Company's executive and other management roles. The Plan is presented in the form of a matrix sorted according to position, incumbent, incumbent age, potential successor and current title, whether internal, external or a consultant, the successor's age, the successor's current level of competency for the position, the period of time necessary for the successor to be ready to assume the role, and training needs. To the extent possible, the Company works to provide opportunities for career growth to its current employees within the Company, both for purposes of retention and motivation. The Plan provides all levels of decision-makers within the Company with a good understanding of its most crucial roles/positions, the expertise and training required for each to function adequately, and those potential candidates who show promise in the field so that current management knows where to focus any training efforts and promotional decisions.

The Company is currently working on succession plans for (i) Messrs. Chalmers and Frydenlund, which efforts include the recent renegotiation and execution of their new employment agreements, the terms of which are summarized above, as well as post-retirement consulting agreements, and for (ii) Ms. Nazarenus, which efforts also include the ongoing negotiation of a post-retirement consulting agreement, who intends to retire upon the successful retention and transition of a qualified and proven successor. The Board has formed a Special Committee on Succession Planning and has retained a global, highly regarded executive search firm to work with the President and CEO in the identification, evaluation and selection of one or more highly qualified individuals as successor to the President and CEO of the Company  In all aspects of succession planning, the Board and senior executive management work carefully together to ensure that all actions taken are, to the best of their ability, in the best interests of the Company's shareholders in both the short- and long-term.

Orientation and Continuing Education

New Directors are provided with a comprehensive information package on the Company and its management and are fully briefed by senior management on the corporate organization and key current issues. The information package includes contact information, the Company's organizational chart, the Articles and by-laws of the Company, the Company's Corporate Governance Manual and certain key documents and plans such as the Company's Equity Incentive Plan, Shareholder Rights Plan, Directors' and Officers' ("D&O") Insurance Policy and Indemnity Agreement. The Company's Corporate Governance Manual describes the roles, responsibilities and mandates of the Board, its committees, its Directors, the Chair of the Board, the Chairs of each committee and the CEO, and also includes, as appendices, the following key documents of the Company:

• Charter of the Audit Committee;

• Charter of the Governance and Nominating Committee;

• Charter of the Compensation Committee;

• Charter of the EHSS Committee;

• Clawback Policy;

• Cybersecurity Policy (maintained on a confidential basis due to sensitive content);

• EHSS Policy;

• Corporate Disclosure Policy;

• Insider Trading Policy;

• Whistleblower Policy;

• Code of Business Conduct and Ethics;

• Excerpts from National Policy 51-201 "Disclosure Standards" Regarding Materiality;

• Procedure for Hiring Outside Counsel or Consultants;

• Share Ownership Requirements for Directors;

• Policy Regarding Loans to Directors and Officers;

• Diversity Policy;

• Policy for Hiring Members (or Former Members) of Independent Public Auditors;

• Majority Voting Policy;

• Cash Investment Policy;

• Disclosure Controls and Procedures;

• Management's Limits of Authority;

• Climate Change Policy;

• Human Rights Policy; and

• Vendor Code of Conduct.

In addition, new Directors are introduced to the Company's website, which includes the Company's most recent annual filings, proxy statements, press releases, material change reports, the Sustainability Report and other continuous and periodic disclosure documents, all of which provide the information necessary for a new Director to become familiar with the nature and operation of the Company's business. New Directors also partake in a day-long orientation program at the Company's head office in Lakewood Colorado, during which they are instructed on all matters relevant to the Company's business, assets and risks, and their roles and duties as Directors. Management is also available to answer any questions from or to provide any additional orientation for new Directors that may be required. Visits to key operations may be arranged for new Directors.

A list of upcoming, relevant continuing education programming, memberships, certifications and literature is also provided to the Board biannually (each iteration, the "CE Memo"). In addition, Board members are often provided with notices and other correspondence from the Company's legal counsel and other advisors, who report on developments affecting corporate and securities law matters and governance generally. Any material developments affecting the ability of Directors to meet their obligations as Directors are brought to the attention of the GN Committee by management, and appropriate actions are taken by the GN Committee to ensure that Directors maintain the skill and knowledge necessary to meet their obligations.

To this end, on February 22, 2024, the Board approved a new Policy on Continuing Education Requirements for Directors (the “Continuing Education Policy”), which applies to all non-employee Directors. Under the Continuing Education Policy, new Directors appointed to the Board (each, a “New Director”) must take a minimum of fifteen hours of Qualifying Courses as defined in the Continuing Education Policy as soon as practicable after first joining the Board and, in any event, within three (3) years after joining the Board. For New Directors who are also first-time board members, the Qualifying Courses must address a broad range of relevant topics that serve as a solid foundation for the New Director going forward (e.g., governance essentials, board best practices, etc.), whereas, for New Directors who are seasoned board members from other companies, the Qualifying Courses may address either a range of relevant topics or more nuanced/narrowly defined topics, at that New Director’s preference. Unless prohibited by the Qualifying Courses due to copyright distribution concerns, a copy of the presentation materials must be provided to the Corporate Secretary, who shall have discretion to circulate them to the full Board or certain Committees as appropriate so that the full Board may benefit from the continuing education experiences of others. The Continuing Education Policy sets out annual and biannual budgeted amounts that may be incurred by Directors in attending Qualifying Courses.

Cybersecurity

The Company maintains a cyber risk management program designed to identify, assess, manage, mitigate and respond to cybersecurity threats. This program is integrated within the Company's enterprise risk management program. The Company regularly assesses the threat landscape and takes a holistic view of cybersecurity risks, with a layered cybersecurity strategy based on prevention, detection and mitigation. The Company has appointed an interdisciplinary team to oversee cybersecurity at the management level, which reviews all enterprise-level cybersecurity risks at least annually, or more frequently as needed.

The Audit Committee has been delegated, by and on behalf of the Board, direct and primary oversight of the Company's cybersecurity risk exposures and the steps taken by management to monitor, mitigate and manage/respond to cybersecurity risks and incidents. The CFO, together with the appropriate members from the Company's interdisciplinary team as needed, brief the Audit Committee on the effectiveness of the Company's cyber risk management program on at least a quarterly basis, or more frequently as needed on a wide range of topics, including recent developments, evolving standards, vulnerability assessments, third-party and independent reviews, the threat environment, technological trends and information security considerations arising with respect to the Company, its peers and third parties. In addition, cybersecurity risks are reviewed by the Board, at least annually, as part of the Company's corporate enterprise risk mapping exercise. The Board and the Audit Committee also receive prompt and timely information regarding any cybersecurity incident that meets the SEC, Ontario Securities Commission and stock exchange-established reporting thresholds, as well as ongoing updates and follow-up disclosures regarding any such incident until it has been wholly addressed and remediated.

Ethical Business Conduct

The Board has adopted a written Code of Business Conduct and Ethics (the "Code") for Directors, officers, and employees of the Company, which is contained in the Company's Corporate Governance Manual. The Corporate Governance Manual is provided to each new Director, and a copy of the Code is provided to each new employee. The Code is also published on the Company's website at www.energyfuels.com. In addition, all the Directors and officers of the Company are required to affirm their compliance with the Code in writing annually.

The Code sets out in detail the core values and the principles by which the Company is governed, and addresses topics such as: conflicts of interest, including transactions and agreements in respect of which a Director or executive officer has a material interest; protection and proper use of corporate assets and opportunities; confidentiality of corporate information; fair dealing with the Company's security holders, customers, suppliers, competitors and employees; compliance with laws, rules and regulations; and reporting of any illegal or unethical behavior. Under the Code and applicable law, any Director or officer who has a material interest in a transaction or agreement is required to disclose that Director or officer's interest and refrain from voting or participating in any decision relating to the transaction or agreement.

The Company's management team is committed to fostering and maintaining a culture of high ethical standards and compliance that ensures a work environment that encourages employees to raise concerns to the attention of management and that promptly addresses any employee compliance concerns. Under the Code, all Directors, officers, and employees must take all reasonable steps to prevent contraventions of the Code, to identify and raise issues before they lead to problems, and to seek additional guidance when necessary. If breaches of the Code occur, they must be reported promptly. The Company maintains appropriate records that evidence ongoing compliance with the Code. It is ultimately the Board's responsibility for monitoring compliance with the Code. The Board will review the Code periodically and review management's monitoring of compliance with the Code, and if necessary, consult with members of the Company's senior management team and Audit Committee, as appropriate, to resolve any reported violations of the Code. Any waivers from the Code that are granted for the benefit of the Company's Directors or executive officers shall be granted by the Board. Violations of the Code by a Director, officer or employee are grounds for disciplinary action, up to and including immediate termination and possible legal prosecution.

Where a material departure from the Code by a Director or executive officer constitutes a material change, the Company will file a material change report disclosing the date of the departure, the parties involved in the departure, the reason why the Board has or has not sanctioned the departure, and any measures the Board has taken to address or remedy the departure. No "material change" reports have been filed and no waivers of the Code have been made since the beginning of the year ended December 31, 2023 that pertain to any conduct of a Director or NEO that constitutes a departure from the Code.

The Company also expects all agents, consultants and contractors to comply with the Code and has adopted a Vendor Code of Conduct, with similar provisions, applicable to all suppliers, merchants and vendors of the Company and their respective employees, agents, subcontractors and affiliates. As a part of its standard vendor intake process, the Company's finance department provides to all vendors a copy of the Vendor Code of Conduct to ensure they are made aware of the Company's expectations and standards.

Restriction on Hedging and Certain Transactions in Publicly Traded Options

The Company has in place an Insider Trading Policy, to be reviewed and approved by the Board annually, which includes a section on "Hedging Transactions" that, in order to ensure the effectiveness of share ownership policies aimed at aligning the interests of Insiders with shareholders, restricts Insiders (i.e., the Company's NEOs and Directors) from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, which are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or Director. These types of transactions allow a person to lock in much of the value of the person's share holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the person to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the person may no longer have the same objectives as the Company's other shareholders. Therefore, the Company prohibits Insiders from engaging in such transactions.

Similarly, a transaction in publicly traded options is, in effect, a bet on the short-term movement of the Company's stock and may create the appearance that an Insider is trading based on inside information. Because transactions in publicly traded options may focus a person's attention on short-term performance at the expense of the Company's long-term objectives, transactions in puts, calls or other derivative securities by Insiders, on an exchange or in any other organized market, are prohibited by the Company's Insider Trading Policy.

Governance and Nominating Committee

The Board has a Governance and Nominating ("GN") Committee, which is composed entirely of independent Directors, including its current Chair Benjamin Eshleman III, who is an independent Director. The GN Committee has the general responsibility for developing and monitoring the Company's approach to corporate governance issues and for identifying and recommending to the Board nominees for appointment or election as Directors. The GN Committee has a charter which can be found on the Company's website at www.energyfuels.com. The GN Committee's responsibilities include the following: assessing the effectiveness of the Board as a whole, the Chair of the Board, the committees of the Board and the contribution of individual Directors on a periodic basis; ensuring that, where necessary, appropriate structures and procedures are in place to ensure that the Board can function independently of management; periodically examining the size of the Board, with a view to determining the impact of the number of Directors upon effectiveness; identifying individuals qualified to become new Board members and recommending to the Board all Director nominees for election or appointment to the Board; assessing Directors on an ongoing basis; and recommending to the Board the members to serve on the various committees. In addition, the GN Committee reviews the Company's disclosure of its corporate governance practices in the Company's Proxy Statement each year.

Nomination of Directors

During the year ended December 31, 2023, the GN Committee met four times, which included two in-camera sessions with the GN Committee members only and was responsible for proposing all candidates for Board nomination. In making its recommendations to the Board, the GN Committee considers what competencies and skills the Board as a whole should possess, the competencies and skills each existing Director possesses, and the competencies and skills each new nominee will bring to the boardroom, as well as increased representation through gender, ethnic and racial diversification. The GN Committee also considers whether or not each new nominee can devote sufficient time and resources to the nominee's duties as a Board member.

Age and Term Limits

It is proposed that each of the persons elected as a Director at the Meeting will serve until the close of the next annual meeting of the Company or until the Director's successor is elected or appointed. The Board has not adopted a term limit for Directors. The Board believes that the imposition of Director term limits on a board may discount the value of experience and continuity amongst Board members and runs the risk of excluding experienced and potentially valuable Board members. The Board relies on an annual Director assessment procedure in evaluating Board members and believes that it can best strike the right balance between continuity and fresh perspectives without mandated term limits. While age and tenure of a Director will not be determinative, those factors may be considered in conjunction with the Director's overall expertise, competencies and skills (as they relate to the needs of the Board), contributions, independence, time and resources, and attendance, in addition to any other criteria deemed relevant by the GN Committee. Tenure considerations would generally be expected to weigh more heavily into the analysis if the average tenure of all Directors on the Board were to surpass 15 years or more. The Board has demonstrated the effectiveness of its approach, as eight of the ten current Directors, or 80% of the Board, were appointed in 2015 or later.

Board Diversity

On January 28, 2015, the Board adopted a written Diversity Policy that sets out the Company's approach to diversity, including gender, on the Board and among the executive officers of the Company. The GN Committee and the Board aim to attract and maintain a Board and an executive team that have an appropriate mix of diversity, skill and expertise. All Board and executive officer appointments will be based on merit, and the skill and contribution that the candidate is expected to bring to the Board and the executive team, with due consideration given to the benefits of diversity.

Pursuant to the Diversity Policy, when considering the composition of, and individuals to nominate or hire to, the Board and the executive team, the GN Committee and the Board, as applicable, shall consider diversity from a number of perspectives, including but not limited to gender, age, race, ethnicity and cultural diversity, with a priority of maintaining and increasing Board gender diversity through set measurable targets. In addition, when assessing and identifying potential new members to join the Board or the executive team, the GN Committee and the Board, as applicable, consider the current level of diversity on the Board and the executive team.

The GN Committee and the Board are responsible for developing measurable objectives to implement the diversity policy and to measure its effectiveness. The GN Committee annually considers whether to set targets based on diversity for the appointment of individuals to the Board or the executive team, recognizing that notwithstanding any targets set in any given year, the selection of diverse candidates will depend on the pool of available candidates with the necessary skills, knowledge and experience.

In January 2024, the Board confirmed and approved a number of diversity-based recommendations of the GN Committee that include maintaining its measurable objectives of having, at current Board size, a qualified Board that is at least 30% gender diverse (including a minimum of one woman) at all times with at least one qualified racially or ethnically diverse Director on the Board at all times. The Board is proud to have met, and to maintain, these commitments through its selection of highly qualified individuals, all of whom were selected first and foremost for their ability to contribute meaningfully to the Company through unique skill sets that complement the existing Board expertise.

Majority Voting Policy

On January 25, 2013, the Board adopted a majority voting policy. Pursuant to the majority voting policy, forms of proxy for meetings of the shareholders of the Company at which Directors are to be elected provide the option of voting in favor, or withholding from voting, for each individual nominee to the Board. If, with respect to any particular nominee, the number of shares withheld from voting exceeds the number of shares voted in favor of the nominee, then the nominee will be considered to have not received the support of the shareholders, and such nominee is expected to submit a resignation to the Board, to take effect on acceptance by the Board. The GN Committee and the Compensation Committee will review any such resignation and make a recommendation to the Board regarding whether or not such resignation should be accepted. The Board will determine whether to accept the resignation within 90 days following the shareholders' meeting. If the resignation is accepted, subject to any corporate law restrictions, the Board may (i) leave the resultant vacancy in the Board unfilled until the next annual meeting of shareholders of the Company, (ii) fill the vacancy by appointing a Director whom the Board considers to merit the confidence of the shareholders, or (iii) call a special meeting of the shareholders of the Company to consider the election of a nominee recommended by the Board to fill the vacant position. The majority voting policy applies only in the case of an uncontested shareholders' meeting.

Compensation Committee

The Company has a Compensation Committee, which is comprised entirely of independent Directors within the meaning of Section 805(c) of the NYSE Guide, including its current Chair Robert Kirkwood who is an independent Director. The Compensation Committee has been delegated the task of reviewing and recommending to the Board the Company's compensation policies and reviewing such policies on a periodic basis to ensure they remain current, competitive and consistent with the Company's overall goals. The Compensation Committee also has the authority and responsibility to review and approve corporate goals and objectives relevant to the CEO's compensation, evaluating the CEO's performance in light of those corporate goals and objectives, and making recommendations to the Board with respect to the CEO's compensation level (including salary incentive compensation plans and equity-based plans) based on this evaluation, as well as making recommendations to the Board with respect to any employment, severance or change of control agreements for the CEO. The ultimate decision relating to the CEO's compensation rests with the Board, taking into consideration the Compensation Committee's recommendations, corporate and individual performance, and industry standards. The Compensation Committee has also been delegated the task of reviewing and approving for NEOs, other than the CEO, all compensation (including salary, incentive compensation plans and equity-based plans) and any employment, severance or change of control agreements, although the ultimate decision relating to any equity incentive-based compensation grants rests with the Board. The experience of Board and committee members who are also involved as management of, or board members or advisors to, other companies also factor into decisions concerning compensation. The Compensation Committee has a charter, which can be found on the Company's website at www.energyfuels.com.

The Compensation Committee is also responsible for making recommendations to the Board with respect to the adequacy and form of compensation payable to and benefits of Directors in their capacity as Directors (including Board and committee retainers, meeting and committee fees, incentive compensation plans, and equity-based plans), so as to ensure that such compensation realistically reflects the responsibilities and risks involved in being an effective Director. Additional responsibilities of the Compensation Committee include: (i) considering the implications of the risks associated with the Company's compensation policies and practices and the steps that may be taken to mitigate any identified risks; (ii) reviewing executive compensation disclosure before the Company publicly discloses such information; and (iii) reviewing, and approving periodically management's succession plans for executive management, including specific development plans and career planning for potential successors, and recommending them to the Board.

During the year ended December 31, 2023, the Compensation Committee met five times, with five in-camera sessions held, and was responsible for administering the executive compensation program of the Company. For further information regarding how the Board determines the compensation for the Company's Directors and officers please see "Executive Compensation," above.

Clawback Policy

For a full discussion on the Company's Clawback Policy, which both meets and exceeds applicable legal requirements, refer to page 70 above.

Share Ownership Requirement

For a full discussion on the Company's Share Ownership Requirement for non-employee Directors, refer to page 100 above.

Environment, Health, Safety and Sustainability Committee

The energy and mining industries, by their very nature, can have impacts on the natural environment. As a result, environmental planning and compliance must play a very important part in the operations of any company engaged in these activities. The Company takes these issues very seriously and has established the EHSS Committee, which it considers a key committee to the responsible management of the Company, to assist the Board in fulfilling its oversight responsibilities for environmental, health, safety and sustainability matters. The mandate of the EHSS Committee is to oversee the development and implementation of policies and best practices relating to environmental, health, safety and sustainability issues in order to ensure compliance with applicable laws, regulations and policies in the jurisdictions in which the Company and its subsidiaries carry on business. Due to the complexity of uranium, REE and vanadium exploration, mining, recovery and milling, as well as the recovery of radioisotopes for use in TAT cancer treatments, as expanded upon below, the Board determined that it was appropriate that a member of management sit on the EHSS Committee to ensure that technical expertise is properly brought before the EHSS Committee. The fact that all the members of the EHSS Committee are not independent is balanced by the fact that a majority of the members of the EHSS Committee and the Chair of the EHSS Committee are independent, and that the key recommendations of the EHSS Committee are considered by the full Board. During 2023, the EHSS Committee met five times, with two in-camera sessions held.

Environmental, Social and Governance Efforts and Climate Change

ESG considerations and initiatives are fully integrated into the Company's business model, with all capital investments and operations serving the dual purpose of working to (i) increase shareholder value while (ii) directly supporting and contributing to green energy and related technologies that are key to slowing the impacts of climate change through the reduction of additional CO2 emissions into the atmosphere. With its uranium, vanadium, REE and potential radioisotope production for TAT, the Mill is working to establish itself as a critical minerals hub in the U.S.

The EHSS Committee has been delegated authority by the Board to monitor the Company's development and implementation of the Company's core EHSS principles, including: maintaining radiation exposures not only within regulatory limits but as low as reasonably achievable ("ALARA") through an extensive internal audit program (with set ALARA targets at each of the sites, which are adjusted as necessary with the availability of improved technologies); and monitoring programs to identify and mitigate risks in ensuring the highest standards of environmental protection and health and safety across the Company's operations.

Uranium - the Company's primary business - is the fuel for carbon-free, emission-free baseload nuclear power and is a key factor in successfully combating global climate change, as it lessens the global reliance on coal and other fossil fuels and supports renewable energies not able to sustain baseload power on their own. In addition to producing uranium from our mines, the Company recycles other companies' uranium-bearing tailings or residues, known as "alternate feed materials," at the Mill for the extraction of uranium that would otherwise have been permanently disposed of, thereby reducing the need for new mining by maximizing recoveries from existing extraction sources and by limiting the number of constituents ultimately disposed of. The Company also recycles previously disposed of vanadium by recovering it from the Mill's tailings impoundments. Furthermore, the Company's production of a commercially salable REE carbonate through the recycling of natural ores, which many REE separation and recovery facilities are not able to handle due to the contained uranium or thorium, and the Company's development of REE separation capabilities, allow the Company to provide crucial links in a commercially viable U.S. REE supply chain for use in key green energy technologies such as wind turbines for renewable wind energy sources and permanent magnets for use in electric vehicles.

In addition, the Company is evaluating the feasibility of recovering Th-232 and Ra-226 from its existing uranium process streams at the Mill and, the feasibility of recovering Ra-228 from the Th-232 and potentially Th-228 from the Ra-228 and concentrating Ra-226 to commercial specifications at the Mill. Recovered Ra-228, Th-228 and Ra-226 would then be sold to pharmaceutical companies and others to produce Pb-212, Ac-225, Bi-213, Ra-224 and/or Ra-223, which are the leading medically attractive TAT isotopes for the treatment of cancer at this time. Existing supplies of these isotopes for TAT applications are in short supply, and methods of production are costly and currently cannot be scaled to meet the demand created as new drugs are developed and approved. This is a major roadblock in the research and development of new TAT drugs as pharmaceutical companies wait for scalable and affordable production technologies to become available. Under this initiative, the Company has the potential to recover valuable isotopes from its existing process streams, thereby recycling back into the market material that would otherwise be lost to disposal, for use in treating cancer.

The Company's operations are located primarily in rural and underserved areas and support the local economies, not only through the taxes paid to local authorities and the salaries and wages paid to Company employees and to numerous third-party contractors, such as transportation companies, equipment rental companies, equipment vendors and service providers, but also indirectly through the "multiplier effect" to the communities as a whole. That is, the money paid directly to the Company's employees, contractors, vendors and providers is spent by them in the communities, thereby providing income to local businesses and wages and salaries to employees and owners of those business, who in turn spend their income, salaries and wages on other businesses in the community. Indeed, as the largest private employer in San Juan County, Utah, the Mill is a very significant factor in the local economy.

San Juan County Clean Energy Foundation

On September 16, 2021, the Company announced its establishment of the San Juan County Clean Energy Foundation (the "Foundation"), a fund specifically designed to contribute to the communities surrounding the Mill in southeastern Utah. Energy Fuels deposited an initial $1 million into the Foundation at the time of formation and now provides ongoing funding equal to 1% of the Mill's revenues, thereby providing an ongoing source of funding to support local priorities. The Foundation focuses on supporting education, the environment, health/wellness, and local economic development in the City of Blanding, San Juan County, the White Mesa Ute Community, the Navajo Nation and other area communities. A seven-person Advisory Board, comprised of local citizens from San Juan County, evaluates grant applications on a quarterly basis and is making its recommendations to the Foundation's Managers for final review and approval, who are currently the President and Chief Executive Officer and the Executive Vice President and Chief Legal Officer of the Company. As of April 22, 2024, the Foundation had awarded 18 grants totaling $333,000, of which $251,070 were committed to American Indian initiatives.

The Foundation's website address is: https://sanjuancountycleanenergy.org/. The Foundation's website and the contents thereof should not be considered to be incorporated by reference into this Proxy Statement.

Through these initiatives, the Company is diligent in its efforts to ensure that its operations not only minimize any impacts to public health, safety and the environment, including any impacts to water, air, wildlife, soil, vegetation, cultural resources, the occupational health and safety of our workers and any impacts to members of the public, but also that our operations actively seek to improve the quality of life in the communities in which we operate, where possible.

For additional information on the Company's ESG initiatives, efforts and set targets, please reference the Company's Sustainability Report, as well as its Climate Change Policy, Human Rights Policy, EHSS Policy and Vendor Code of Conduct, available here: https://www.energyfuels.com/governance.

Assessments

Annual Board Assessment

The GN Committee reviews the compiled, anonymized results of the Company's written Board effectiveness assessments each year. The assessments question members of the Board as to their level of satisfaction with the functioning of the Board, its interaction with management, and the performance of the standing committees of the Board. The assessments also include peer reviews of all other Directors and a self-assessment as to each Director's effectiveness and contribution as a Board member. After the assessments are reviewed, the GN Committee reports the results to the Board on an anonymous basis and makes any recommendations to the Board to improve the Company's corporate governance practices. This process occurs prior to the consideration by the GN Committee of nominations for Board member elections at the annual meeting of shareholders each year.

Annual Audit Committee Effectiveness Assessment

Per the terms of the Audit Committee Charter, the Audit Committee reviews, discusses and assesses on an annual basis its own performance, as well as its roles and responsibilities. To help accomplish this, each member of the Audit Committee is requested to evaluate the role and responsibilities of the Committee as set out in the Committee's Charter, the effectiveness of the Committee as a whole, the effectiveness of the Chair of the Committee, the contribution of individual members, the policies and procedures observed by the Committee, and the quality of the relationship between the Committee and the Company's external auditor for discussion during the January meeting of the Committee. To this end, each member of the Audit Committee completes an Annual Audit Committee Effectiveness Assessment Questionnaire each year.

The resulting Assessment is presented in eight parts: (i) the roles and responsibilities of the Committee; (ii) Committee structure and process; (iii) Committee effectiveness; (iv) Committee oversight; (v) management and auditors; (vi) Committee culture; (vii) self-assessment; and (viii) effectiveness and contribution of individual members. After the completed Assessments are returned and reviewed on an anonymous basis, the Audit Committee reports the results to the Board and makes any recommendations to the Board to improve the Company's corporate governance practices.

Shareholder Engagement

The Board continues to welcome increased engagement between the Company's shareholders and Management and will continue to consider any feedback received from shareholders during the year.

SHAREHOLDER PROPOSALS

To be included in the proxy materials for our 2025 annual meeting of shareholders, proposals of shareholders must be received by us no later than January 1, 2025, which is 120 calendar days prior to the first anniversary of the expected mailing date of this Proxy Statement. To be included in the proxy materials for our 2025 annual meeting of shareholders, in accordance with our by-laws, Director nominations must be received by us not less than 35 nor more than 65 days prior to the date of our 2025 annual meeting of shareholders. Proposals to be included in our proxy materials must comply with the requirements established by the SEC for such proposals, which are set forth in Rule 14a-8 under the Exchange Act.

For contested Director elections, both the Company and dissident shareholders presenting their own nominees will distribute universal proxy cards that include all Director nominees. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Company's nominees must provide advance notice that sets forth the information required by Rule 14a-19 under the Exchange Act, to our principal office, at 225 Union Boulevard, Suite 600, Lakewood, Colorado 80228 USA, Attn: Corporate Secretary, no later than March 23, 2025.

PRINCIPAL EXECUTIVE OFFICE

Our principal executive office is located at 225 Union Boulevard, Suite 600, Lakewood, Colorado, 80228 USA.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the shareholders at the Meeting. If, however, any other business is properly brought before the Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

This Proxy Statement and the proxy card are being furnished at the direction of the Board of Directors. We will pay all solicitation costs, including the fee of Okapi Partners LLC, who will help us solicit proxies, for a fee of $12,500 plus expenses. We will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our Common Shares. In addition, certain of our Directors, officers and employees may solicit proxies by telephone and personal contact.

APPENDIX "A"

ENERGY FUELS INC.

2024 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

(as amended and restated as of April 10, 2024)

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ENERGY FUELS INC.

2024 OMNIBUS EQUITY INCENTIVE COMPENSATION PLAN

ARTICLE 1. AMENDMENT AND RESTATEMENT, PURPOSE AND DURATION

1.1 Amendment and Restatement of the Plan. The Company's 2015 Omnibus Equity Incentive Compensation Plan (the "2015 Plan") was approved by the Company's shareholders on June 18, 2015 (the "Approval Date").  The 2015 Plan was subsequently amended and restated by the Board, first on March 29, 2018 (the "2018 Plan"), then on March 18, 2021 (the "2021 Plan"), and most recently as set forth herein (the "Plan") on April 10, 2024 (the "Effective Date"), subject to approval by the Company's shareholders and the TSX.  The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Units and Stock-Based Awards.  For the terms and conditions of the Plan applicable to an Award, refer to the version of the Plan in effect as of the date such Award was granted.

1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of the Participants to those of the Company's stockholders, and by providing Participants with an incentive for outstanding performance.  The Plan is further intended to provide flexibility to the Company in its ability to attract, motivate and retain the services of Participants upon whose judgment, interest and special effort the success of the Company is substantially dependent.

1.3 Duration of the Plan. The Plan, as amended and restated, shall commence as of the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Committee or the Board to amend or terminate the Plan at any time pursuant to Article 16 hereof, until the earlier of (i) the tenth anniversary of the Effective Date, or (ii) all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions.

1.4 Successor Plan. This Plan is the successor to the Company's Stock Option Plan, (the "Predecessor Plan"), and no further awards have been made under the Predecessor Plan from and after the Approval Date of this Plan.  All outstanding awards under the Predecessor Plan immediately prior to the Approval Date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as Awards under this Plan.  However, each such Award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant or issuance and, except as otherwise expressly provided herein or by the Committee, no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated awards.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended, such term shall be capitalized.

2.1 "Affiliate" shall have the meaning ascribed to such term in the OSA.

2.2 "Award" means, individually or collectively, a grant under this Plan of NQSOs, ISOs, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Stock-Based Awards, in each case subject to the terms of this Plan.

2.3 "Award Agreement" means either (i) a written agreement entered into by the Company or an Affiliate of the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate of the Company to a Participant describing the terms and provisions of such Award.  All Award Agreements shall be deemed to incorporate the provisions of the Plan.  An Award Agreement need not be identical to other Award Agreements either in form or substance.

2.4 "Beneficial Ownership" shall have the meaning ascribed to such term in Section 90 of the OSA.

2.5 "Blackout Period" means a period of time during which the Participant cannot sell Shares, due to applicable law or policies of the Company in respect of insider trading.

2.6 "Board" or "Board of Directors" means the Board of Directors of the Company.

2.7 "Change of Control" shall occur if any of the following events occur:

(i) any transaction at any time and by whatever means pursuant to which (A) the Company goes out of existence by any means, except for any corporate transaction or reorganization in which the proportionate voting power among holders of securities of the entity resulting from such corporate transaction or reorganization is substantially the same as the proportionate voting power of such holders of Company voting securities immediately prior to such corporate transaction or reorganization or (B) any Person or any group of two or more Persons acting jointly or in concert (other than the Company, a wholly-owned Subsidiary of the Company, an employee benefit plan of the Company or of any of its wholly-owned Subsidiaries, including the trustee of any such plan acting as trustee) hereafter acquires the direct or indirect "beneficial ownership" (as defined by the Business Corporations Act (Ontario) of, or acquires the right to exercise control or direction over, securities of the Company representing 50% or more of the Company's then issued and outstanding securities in any manner whatsoever, including, without limitation, as a result of a take-over bid, an exchange of securities, an amalgamation of the Company with any other entity, an arrangement, a capital reorganization or any other business combination or reorganization;

(ii) the sale, assignment or other transfer of all or substantially all of the assets of the Company to a Person other than a wholly owned Subsidiary of the Company;

(iii) the dissolution or liquidation of the Company except in connection with the distribution of assets of the Company to one or more Persons which were wholly-owned Subsidiaries of the Company immediately prior to such event;

(iv) the occurrence of a transaction requiring approval of the Company's shareholders whereby the Company is acquired through consolidation, merger, exchange of securities, purchase of assets, amalgamation, arrangement or otherwise by any other Person (other than a short form amalgamation or exchange of securities with a wholly-owned Subsidiary of the Company);

(v) a majority of the members of the Board of Directors of the Company are replaced or changed, as a result of or in connection with any: (A) take-over bid, consolidation, merger, exchange of securities, amalgamation, arrangement, capital reorganization or any other business combination or reorganization involving or relating to the Company; (B) sale, assignment or other transfer of all or substantially all of the assets of the Company in one or a series of transactions, or any purchase of assets; or (C) dissolution or liquidation of the Company;

(vi) during any two-year period, a majority of the members of the Board of Directors of the Company is replaced by directors who are not nominated and approved by the Board of Directors of the Company;

(vii) with respect to holders of any Award who are employed by a subsidiary of the Company, an event set forth in (i), (ii), (iii), (iv), or (v) has occurred with respect to such subsidiary (the "Employing Subsidiary"), in which case the term "Company" in those paragraphs will be read to mean "Employing Subsidiary" and the phrase " wholly-owned Subsidiary(ies)" will be read to mean " Affiliate(s) or wholly-owned Subsidiary(ies)"; or

(viii) the Board passes a resolution to the effect that, for the purposes of some or all of the Award Agreements, an event set forth in (i), (ii), (iii), (iv), (v), (vi) or (vii) above has occurred.

Notwithstanding the foregoing, the Committee may modify the definition of a Change of Control for a particular Award or Awards as the Committee deems appropriate to comply with Section 409A of the Code.

2.8 "Change of Control Price" means the highest price per Share offered in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash).  In the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs, except if the relevant participant is subject to taxation under the ITA, such Change of Control Price shall be deemed to be a price determined by the Committee based on the closing price of a Share on the TSX or the NYSE on the trading day preceding the Change of Control date or based on the volume weighted average trading price of the Shares on the TSX and NYSE for the five trading days immediately preceding the Change of Control date.

2.9 "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.10 "Committee" means the Board of Directors, or, if so delegated in whole or in part by the Board, the Compensation Committee, or any other duly authorized committee of the Board appointed by the Board to administer the Plan.

2.11 "Company" means Energy Fuels Inc., an Ontario corporation, and any successor thereto as provided in Article 18 herein.

2.12 "Constructively Terminated" means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, an Affiliate, or a person acting on behalf of either:

(i) Requiring the Employee to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately prior to the Change of Control, or in a state or province other than the one in which the Employee performed his/her duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the individual's responsibilities;

(ii) Materially reducing the Employee's base salary below the rate in effect at the time of a Change of Control;

(iii) Failing to pay the Employee's base salary, other wages or employment-related benefits as required by law; or

(iv) A material reduction or diminution in the level of responsibility, or office of the Employee, provided that before any claim of material reduction or diminution of responsibility may be relied upon by the Employee, the Employee must have provided written notice to the Employee's supervisor and the Board of the alleged material reduction or diminution of responsibility and have given the Company or Affiliate, as the case may be, at least thirty (30) calendar days within which to cure the alleged material reduction or diminution of responsibility.

2.13 "Consultant" means a Person that:

(i) is a natural person;

(ii) is engaged to provide services to the Company or an Affiliate other than services provided in relation to a distribution of securities of the Company or an Affiliate;

(iii) provides the services under a written contract with the Company or an Affiliate;

(iv) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate; and

(v) provides bona fide services to the Company or its majority-owned subsidiaries and such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

2.14 "Deferred Share Unit" means an Award denominated in units that provides the holder thereof with a right to receive Shares or cash or a combination thereof upon settlement of the Award, granted under Article 9 herein and subject to the terms of this Plan.

2.15 "Director" means any individual who is a member of the Board of Directors of the Company.

2.16 "Dividend Equivalent" means a right with respect to an Award to receive cash, Shares or other property equal in value and form to dividends declared by the Board and paid with respect to outstanding Shares.  Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement, and if specifically provided for in the Award Agreement shall be subject to such terms and conditions set forth in the Award Agreement as the Committee shall determine.

2.17 "Employee" means any employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan.

2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.19 "Fair Market Value" or "FMV" means, unless otherwise required by any applicable provision of the Code or any regulations thereunder or by any applicable accounting standard for the Company's desired accounting for Awards or by the rules of the NYSE or the TSX, a price that is determined by the Committee, provided that such price cannot be less than the greater of (a) the volume weighted average trading price of the Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date or (b) the closing price of the Shares on the TSX or the NYSE on the trading day immediately prior to the grant date.

2.20 "Fiscal Year" means the Company's fiscal year commencing on January 1 and ending on December 31 or such other fiscal year as approved by the Board.

2.21 "Freestanding SAR" means a SAR that is not a Tandem SAR, as described in Article 7 herein.

2.22 "Grant Price" means the price against which the amount payable is determined upon exercise of a SAR.

2.23 "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 herein and that is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code, or any successor provision.

2.24 "ITA" means the Income Tax Act (Canada).

2.25 "Non-Employee Director" means a Director who is not an Employee.

2.26 "Nonqualified Stock Option" or "NQSO" means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option or that otherwise does not meet the requirements for treatment as an Incentive Stock Option under Section 422 of the Code, or any successor provision.

2.27 "NYSE" means the NYSE American LLC.

2.28 "Option" means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of an Incentive Stock Option or a Nonqualified Stock Option subject to the terms of this Plan.

2.29 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.30 "OSA" means the Securities Act (Ontario), as may be amended from time to time.

2.31 "Participant" means an Employee, Non-Employee Director or Consultant who has been selected to receive an Award, or who has an outstanding Award granted under the Plan.

2.32 "Performance Goal" means a performance criterion selected by the Committee for a given Award for purposes of Article 11 based on one or more performance measures.

2.33 "Performance Period" means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.34 "Performance Share" means an Award granted under Article 10 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.35 "Performance Unit" means an Award granted under Article 10 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.36 "Period of Restriction" means the period when an Award of Restricted Stock or Restricted Stock Units is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

2.37 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof; provided, however, that "Person" shall not include (i) the Company or any Affiliate, or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

2.38 "Restricted Stock" means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.39 "Restricted Stock Unit" means an Award denominated in units subject to a Period of Restriction, with a right to receive Shares or cash or a combination thereof upon settlement of the Award, granted under Article 8 herein and subject to the terms of this Plan.

2.40 "Shares" means common shares of the Company.

2.41 "Significant Stockholder" means a person who at the time of a grant of an ISO to such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its Affiliates.

2.42 "Stock Appreciation Right" or "SAR" means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

2.43 "Stock-Based Award" means an equity-based or equity-related Award granted under Article 11 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

2.44 "Tandem SAR" means a SAR that the Committee specifies is granted in connection with a related Option pursuant to Article 7 herein and subject to the terms of this Plan, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled) or a SAR that is granted in tandem with an Option but the exercise of such Option does not cancel the SAR, but rather results in the exercise of the related SAR.  Regardless of whether an Option is granted coincident with a SAR, a SAR is not a Tandem SAR unless so specified by the Committee at the time of grant.

2.45 "TSX" means the Toronto Stock Exchange.

2.46 "Voting Power" shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.47 "Voting Securities" shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ARTICLE 3. ADMINISTRATION

3.1 General. The Committee shall be responsible for administering the Plan.  The Committee may employ attorneys, consultants, accountants, agents and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee shall be final, conclusive and binding upon the Participants, the Company, and all other interested parties.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper.  Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including grant and exercise price, and vesting terms and, subject to Article 16, adopting modifications and amendments, or sub-plans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the jurisdictions in which the Company and Affiliates operate.

3.3 Delegation. The Committee may delegate to one or more of its members any of the Committee's administrative duties or powers as it may deem advisable; provided, however, that any such delegation shall not be inconsistent with the provisions of Rule 16b-3 under the Exchange Act as to actions to be taken by the Committee in connection therewith and must be permitted under applicable corporate law.

ARTICLE 4. SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.2 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall not exceed the number which represents 10% of the issued and outstanding Shares from time to time (the "Total Share Authorization").  Subject to applicable law, the requirements of the TSX or the NYSE and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

(a) The number of Shares reserved for issue to Insiders pursuant to this Plan, together with Shares reserved for issue to Insiders under any other existing share compensation arrangement of the Company, shall not exceed 10% of the aggregate outstanding Shares of the Company.  Within any one-year period, the number of Shares issued to Insiders pursuant to this Plan and all other existing share compensation arrangement of the Company shall not exceed 10% of the aggregate outstanding Shares of the Company.  If the number of Shares shall be increased or decreased as a result of a stock split, consolidation reclassification or recapitalization and not as a result of the issuance of Shares for additional consideration or by way of a stock dividend in the ordinary course, the Company may make appropriate adjustments to the maximum number of Shares which may be issued from the treasury of the Company under the Plan.

(b) For greater clarity, any Awards that are not settled in Shares shall not reduce any of these reserves.  Any Shares related to Awards (or, after the Approval Date, awards granted under the Predecessor Plan) which (i) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, (ii) are settled in cash either in lieu of Shares or otherwise, or (iii) are exchanged with the Committee's approval for Awards not involving Shares, shall be available again for issuance under the Plan.  The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares or Stock-Based Awards.  The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.2 Adjustments in Authorized Shares. In the event of any corporate event or transaction (collectively, a "Corporate Reorganization") (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee shall make or provide for such adjustments or substitutions, as applicable, in the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan, as are equitably necessary to prevent dilution or enlargement of Participants' rights under the Plan that otherwise would result from such corporate event or transaction. Any changes to the Option Price applicable to outstanding Options or Grant Price applicable to outstanding SARs, which are deemed appropriate or necessary by the Committee in the event of a Corporate Reorganization, but which constitute more than an adjustment or substitution for equivalent value, shall require the prior approval of the Company's shareholders. In connection with a Corporate Reorganization, the Committee shall have the discretion to permit a holder of Options to purchase (at the times, for the consideration, and subject to the terms and conditions set out in this Plan) and the holder will then accept on the exercise of such Option, in lieu of the Shares that such holder would otherwise have been entitled to purchase, the kind and amount of shares or other securities or property that such holder would have been entitled to receive as a result of the Corporate Reorganization if, on the effective date thereof, that holder had owned all Shares that were subject to the Option.  Such adjustments shall be made automatically, without the necessity of Committee action, on the customary arithmetical basis in the case of any stock split, including a stock split effected by means of a stock dividend, and in the case of any other dividend paid in Shares.

The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan as are equitably necessary to reflect such corporate event or transaction and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan, provided that any such adjustments must comply with Section 409A of the Code with respect to any U.S. Participants.

Subject to the provisions of Article 14 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution or conversion of Awards under this Plan in connection with any such corporate event or transaction, upon such terms and conditions as it may deem appropriate.  Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution or conversion as provided in the previous sentence.

ARTICLE 5. ELIGIBILITY, PARTICIPATION AND VESTING

5.1 Eligibility. Individuals eligible to participate in the Plan include all Employees, Non-Employee Directors and Consultants.

5.2 Actual Participation.. Subject to the provisions of the Plan, the Committee may, from time to time, in its sole discretion select from among eligible Employees, Non-Employee Directors and Consultants, those to whom Awards shall be granted under the Plan, and shall determine in its discretion the nature, terms, conditions and amount of each Award.

5.3 Vesting Requirements. Vesting requirements for each Award shall be determined at the discretion of the Committee, provided that:

(a) Annual or regularly scheduled grants of Awards to Participants that are Employees or Directors shall generally have a minimum vesting period of at least one year;

(b) Initial grants of Awards to Employees or Directors who commence employment or appointment to the Board between annual or regularly scheduled grants of Awards may, at the discretion of the Committee, have a vesting period of less than one year in order to tie to the vesting schedule applicable to the most recent annual or regularly scheduled grants of Awards to other Employees and Directors; and

(c) Any special or extraordinary Awards to Participants shall have vesting schedules as determined by the Committee to be appropriate for the special or extraordinary circumstances of the Awards.

ARTICLE 6. STOCK OPTIONS

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion.  ISOs may be granted only to Employees of the Company or a parent or subsidiary corporation of the Company within the meaning of Section 424 of the Code, and no ISOs may be granted more than ten (10) years after the Effective Date.  Notwithstanding Section 4.1 of the Plan, the maximum number of Shares issuable upon the exercise of ISOs is 16,365,190.

6.2 Award Agreement.. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine.  The Award Agreement shall also specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement.  The Option Price for an Option shall be not less than the FMV of the Shares on the date of grant; provided, however, that the Option Price for an ISO granted to a Significant Stockholder shall be not less than one hundred ten percent (110%) of the FMV of the Shares on the date of grant.

6.4 Duration of Options.. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant, and provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five (5) years from the date of grant.  Notwithstanding the foregoing, the expiry date of any NQSO shall be extended to the tenth business day following the last day of a Blackout Period if the expiry date would otherwise occur in a Blackout Period or within five days of the end of the Blackout Period; provided that, solely with respect to a Participant subject to taxation under the Code, the expiry date of the NQSO shall not be extended if such extension would violate Section 409A of the Code.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, certified cheque or wire transfer; or (b) by any other method approved or accepted by the Committee in its sole discretion subject to the rules of the TSX and NYSE, as applicable and such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment for the Shares, the Shares in respect of which the Option has been exercised shall be issued as fully paid and non-assessable shares of the Company.  As of the business day the Company receives such notice and such payment, the Participant (or the person claiming through him, as the case may be) shall be entitled to be entered on the share register of the Company as the holder of the number of Shares in respect of which the Option was exercised and to receive as promptly as possible thereafter a certificate or evidence of book entry representing the said number of Shares.  The Company shall cause to be delivered to the Participant Share certificates or evidence of book entry Shares in an appropriate amount based upon the number of Shares purchased under the Option(s), but in any event, on or before the 15th day of the third month of the year following the year in which the Option was exercised.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and/or traded.

6.8 Death, Retirement and Termination of Employment.

(a) Death:  If a Participant dies while an Employee, officer or director of or Consultant to the Company or an Affiliate:

(i) the executor or administrator of the Participant's estate may exercise Options of the Participant equal to the number of Options that were exercisable at the Termination Date (as defined below);

(ii) the right to exercise such Options terminates on the earlier of: (i) the date that is 12 months after the Termination Date; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date; and

(iii) such Participant's eligibility to receive further grants of Options under the Plan ceases as of the Termination Date.

(b) Retirement: If a Participant voluntarily retires then:

(i) any Options held by the Participant that are exercisable at the Termination Date continue to be exercisable by the Participant until the earlier of: (i) the date that is six months after the Termination Date, provided that if an ISO is exercised after the date that is three months from the Termination Date, then such Option shall no longer be considered to be an ISO; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date,

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date, and

(iii) notwithstanding (b)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Options are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(c) Termination of Employment:  Where a Participant's employment or term of office or engagement terminates (for any reason other than death or voluntary retirement (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice)), then:

(i) any Options held by the Participant that are exercisable at the Termination Date continue to be exercisable by the Participant until the earlier of: (i) the date that is three months after the Termination Date; and (ii) the date on which the exercise period of the particular Option expires.  Any Options held by the Participant that are not yet vested at the Termination Date immediately expire and are cancelled and forfeited to the Company on the Termination Date,

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date, and

(iii) notwithstanding (c)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Options are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(d) For purposes of section 6.8, the term, "Termination Date" means, in the case of a Participant whose employment or term of office or engagement with the Company or an Affiliate terminates:

(i) by reason of the Participant's death, the date of death;

(ii) for any reason whatsoever other than death, the date of the Participant's last day actively at work for or actively engaged by the Company or the Affiliate, as the case may be; and for greater certainty "Termination Date" in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Company or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire; and

(iii) the resignation of a director or the expiry of a director's term on the Board without re-election (or nomination for election) shall be considered to be a termination of his or her term of office.

6.9 Non-transferability of Options

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during such Participant's lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a NQSO granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all NQSOs granted to a Participant under this Article 6 shall be exercisable during such Participant's lifetime only by such Participant.

6.10 Notification of Disqualifying Disposition. The Participant to whom an ISO is granted shall notify the Company upon the disposition of Shares issued pursuant to the exercise of an ISO or Shares received as a dividend on ISO stock.  The Company shall use such information to determine whether a disqualifying disposition as described in Section 421(b) of the Code has occurred.

6.11 $100,000 Annual ISO Limitation.. To the extent that the aggregate FMV of Shares (determined as of the time the ISOs with respect to such Shares are granted) with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and any Affiliate) exceeds $100,000 (or such other amount as may be allowed under Section 422 of the Code), such ISOs shall be treated as NQSOs.  The foregoing provisions shall be applied by taking ISOs into account in the order in which they were granted.

ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.  The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement.  The SAR Grant Price may include a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion, provided that the Grant Price may never be less than the FMV of the Shares on the date of Grant.  The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, the expiry date of any SAR shall be extended to the tenth business day following the last day of a Blackout Period if the expiry date would otherwise occur in a Blackout Period or within five days of the end of the Blackout Period;  provided that, solely with respect to a Participant subject to taxation under the Code, the expiry date of a SAR shall not be extended if such extension would violate Section 409A of the Code

7.4 Exercise of Freestanding SARs.. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5 Exercise of Tandem SARs. With respect to Participants who are not subject to taxation under the ITA, Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option.  With respect to Participants subject to taxation under the ITA, prior to exercising a Tandem SAR the Participant must elect to receive the Tandem SAR in consideration for the disposition of that Participant's right to receive shares under the Option.  A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the FMV of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the FMV of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount representing the difference between the FMV of the underlying Shares on the date of exercise over the Grant Price.  At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee thereafter), in some combination thereof, or in any other form approved by the Committee at its sole discretion.  Payment shall be made no earlier than the date of exercise, nor later than 2-1/2 months after the close of the year in which the SAR is exercised.  The Committee's determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the SAR.

7.7 Termination of Employment.. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8 Non-transferability of SARs. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, an SAR granted under the Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

7.9 Other Restrictions.. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable.  This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2 Restricted Stock or Restricted Stock Unit Agreement.. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, the settlement date for Restricted Stock Units, and any such other provisions as the Committee shall determine, provided that unless otherwise determined by the Committee or as set out in any Award Agreement, no Restricted Stock Unit shall vest later than three years after the date of grant.

8.3 Non-transferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement at the time of grant or thereafter by the Committee.  All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during such Participant's lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

8.4 Other Restrictions.. The Committee shall impose, in the Award Agreement at the time of grant or anytime thereafter, such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, subject to Section 19.5, the Company may retain the certificates representing Shares of Restricted Stock, or Shares delivered in settlement of Restricted Stock Units, in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse, but in no event will delivery of such Shares be made later than the earlier of (i)  2-1/2 months after the close of the year in which such conditions or restrictions were satisfied or lapsed and (ii) December 31 of the third year following the year of the grant date.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be settled through payment in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following:

"The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the 2018 Omnibus Equity Incentive Compensation Plan and in the associated Award Agreement.  A copy of the Plan and such Award Agreement may be obtained from Energy Fuels Inc."

8.6 Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall have the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Restricted Stock Units held by a Participant having surpassed the Period of Restriction may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or Dividend Equivalents while they are so held in a manner determined by the Committee in its sole discretion. Notwithstanding the foregoing, the payment of dividends or Dividend Equivalents is strictly prohibited with respect to Restricted Stock Units still subject to a Period of Restriction.  Dividend Equivalents shall not apply to an Award unless specifically provided for in the Award Agreement.  The Committee may apply any restrictions to the dividends or Dividend Equivalents that the Committee deems appropriate.  The Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, Shares, Restricted Stock or Restricted Stock Units.

8.8 Death and other Termination of Employment

(a) Death:  If a Participant dies while an Employee, officer or director of or Consultant to the Company or an Affiliate:

(i) any Restricted Stock Units held by the Participant that have vested as at the Termination Date (as defined below), shall be paid to the Recipient's estate.  Any Restricted Stock Units that have not vested as at the Termination Date will be immediately cancelled and forfeited to the Company on the Termination Date; and

(ii) such Participant's eligibility to receive further grants of Restricted Stock Units under the Plan ceases as of the Termination Date.

(b) Termination other than Death: Where a Participant's employment or term of office or engagement terminates for any reason other than death (whether such termination occurs with or without any or adequate notice or reasonable notice, or with or without any or adequate compensation in lieu of such notice), then:

(i) any Restricted Stock Units held by the Participant that have vested before the Termination Date shall be paid to the Recipient.  Any Restricted Stock Units held by the Participant that are not yet vested at the Termination Date will be immediately cancelled and forfeited to the Company on the Termination Date;

(ii) the eligibility of a Participant to receive further grants under the Plan ceases as of the date that the Company or an Affiliate, as the case may be, provides the Participant with written notification that the Participant's employment or term of office or engagement, is terminated, notwithstanding that such date may be prior to the Termination Date; and

(iii) notwithstanding (b)(i) and (ii) above, unless the Committee, in its sole discretion, otherwise determines, at any time and from time to time, Restricted Stock Units are not affected by a change of employment arrangement within or among the Company or an Affiliate for so long as the Participant continues to be an employee of the Company or an Affiliate.

(c) For purposes of section 8.8, the term, "Termination Date" means, in the case of a Participant whose employment or term of office or engagement with the Company or an Affiliate terminates:

(i) by reason of the Participant's death, the date of death;

(ii) for any reason whatsoever other than death, the date of the Participant's last day actively at work for or actively engaged by the Company or the Affiliate, as the case may be; and for greater certainty "Termination Date" in any such case specifically does not mean the date on which any period of contractual notice or reasonable notice that the Company or the Affiliate, as the case may be, may be required at law to provide to a Participant would expire; and

(iii) the resignation of a director or the expiry of a director's term on the Board without re-election (or nomination for election) shall be considered to be a termination of his or her term of office.

8.9 Payment in Settlement of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in settlement of such units in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or thereafter by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion.  The Committee's determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement for the grant of the Restricted Stock Unit.

ARTICLE 9. DEFERRED SHARE UNITS

9.1 Grant of Deferred Share Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Deferred Share Units to Non-Employee Directors in such amounts and upon such terms as the Committee shall determine.

9.2 Deferred Share Unit Agreement. Each Deferred Share Unit grant shall be evidenced by an Award Agreement that shall specify the number of Deferred Share Units granted, the settlement date for Deferred Share Units, and any other provisions as the Committee shall determine, including, but not limited to a requirement that Participants pay a stipulated purchase price for each Deferred Share Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which the Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Deferred Share Units.

9.3 Non-transferability of Restricted Stock and Restricted Stock Units. Except as otherwise provided in this Plan or the Award Agreement, the Deferred Share Units granted herein may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.  All rights with respect to the Deferred Share Units granted to a Participant under the Plan shall be available during such Participant's lifetime only to such Participant, except as otherwise provided in the Award Agreement at the time of grant or thereafter by the Committee.

9.4 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Deferred Share Units following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Deferred Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1 Grant of Performance Shares and Performance Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Performance Shares and/or Performance Units to Participants in such amounts and upon such terms as the Committee shall determine.

10.2 Value of Performance Shares and Performance Units. Each Performance Share and Performance Unit shall have an initial value equal to the FMV of a Share on the date of grant.  The Committee shall set performance criteria for a Performance Period in its discretion, which, depending on the extent to which they are met, will determine, in the manner determined by the Committee and set forth in the Award Agreement, the value and/or number of each Performance Share or Performance Unit that will be paid to the Participant.

10.3 Earning of Performance Shares and Performance Units. Subject to the terms of this Plan and the applicable Award Agreement, after the applicable Performance Period has ended, the holder of Performance Shares/Performance Units shall be entitled to receive payout on the value and number of Performance Shares/Performance Units, determined as a function of the extent to which the corresponding performance criteria have been achieved.  Notwithstanding the foregoing, the Company shall have the ability to require the Participant to hold any Shares received pursuant to such Award for a specified period of time.

10.4 Form and Timing of Payment of Performance Shares and Performance Units. Payment of earned Performance Shares/Performance Units shall be as determined by the Committee and as set forth in the Award Agreement.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Shares/Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares/Performance Units at the end of the applicable Performance Period.  Any Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement for the grant of the Award or reserved for later determination.

10.5 Dividends and Other Distributions. The Committee shall determine whether Participants holding Performance Shares will receive Dividend Equivalents with respect to dividends declared with respect to the Shares.  Dividends or Dividend Equivalents may be subject to accrual, forfeiture or payout restrictions as determined by the Committee in its sole discretion. Notwithstanding the foregoing, the payment of dividends or Dividend Equivalents to a Participant is prohibited in respect to any Performance Shares for which the requisite performance criteria have not been achieved.

10.6 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Shares/Performance Units following termination of the Participant's employment or other relationship with the Company or an Affiliate.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Performance Shares/Performance Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7 Non-transferability of Performance Shares and Performance Units. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Performance Shares/Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement or otherwise by the Committee at any time, a Participant's rights under the Plan shall inure during such Participant's lifetime only to such Participant.

ARTICLE 11. FULL VALUE STOCK-BASED AWARDS

11.1 Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

11.2 Termination of Employment.. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Stock-Based Awards following termination of the Participant's employment or other relationship with the Company or Affiliates.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

11.3 Non-transferability of Stock-Based Awards. Except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, Stock-Based Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided in a Participant's Award Agreement at the time of grant or thereafter by the Committee, a Participant's rights under the Plan shall be exercisable during such Participant's lifetime only by such Participant.

ARTICLE 12. BENEFICIARY DESIGNATION

A Participant's "beneficiary" is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant's death.  A Participant may designate a beneficiary or change a previous beneficiary designation at such times as prescribed by the Committee and by using such forms and following such procedures approved or accepted by the Committee for that purpose.  If no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant's death, the beneficiary shall be the Participant's estate.

Notwithstanding the provisions above, the Committee may, in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

ARTICLE 13. DEFERRALS

The Committee may permit or require a Participant to defer such Participant's receipt of any Award, or payment in settlement or exercise of any Award, provided that any such deferral must comply with the applicable requirements of Section 409A of the Code and the Treasury regulations thereunder so that such deferral does not cause the Participant to be subject to taxes and interest pursuant to Section 409A of the Code.

ARTICLE 14. RIGHTS OF PERSONS ELIGIBLE TO PARTICIPATE

14.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant's employment, consulting or other service relationship with the Company or an Affiliate at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment or service contract with the Company or an Affiliate, and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee or the Board without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise, except as provided in this Plan.

For purposes of the Plan, unless otherwise provided by the Committee, a transfer of employment of a Participant between the Company and an Affiliate or among Affiliates shall not be deemed a termination of employment.  The Committee may provide in a Participant's Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun off from the Company or an Affiliate shall not be deemed a termination of employment for purposes of an Award.

14.2 Participation. No Employee or other Person eligible to participate in the Plan shall have the right to be selected to receive an Award.  No person selected to receive an Award shall have the right to be selected to receive a future Award, or, if selected to receive a future Award, the right to receive such future Award on terms and conditions identical or in proportion in any way to any prior Award.

14.3 Rights as a Shareholder. A Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15. CHANGE OF CONTROL

15.1 Accelerated Vesting and Payment. Subject to the provisions of Section 15.2 or as otherwise provided in the Award Agreement, in the event of a Change of Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange or market on which Shares are listed or traded:

(a) Any and all Options and SARs granted hereunder shall be accelerated to become immediately exercisable in full, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(b) Any Period of Restriction and other restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse, and Restricted Stock Units shall be immediately settled and payable, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(c) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units and Performance Shares shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(d) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, (or such other time prior to the time of the Change of Control, if the Committee in its reasonable discretion determines is appropriate) and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(e) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2;

(f) Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee, unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2; and

(g) Unless such Awards shall be honored or assumed, or new rights substituted therefor in accordance with Section 15.2, the Committee shall have the discretion to unilaterally determine that all outstanding Awards shall be cancelled upon a Change of Control, and that the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreements, shall be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change of Control; provided, however, that no such payment shall be made to a Participant subject to taxation under the Code using a value higher than the closing price of the underlying Shares on the TSX or the NYSE on the date of settlement.

15.2 Alternative Awards. Notwithstanding Section 15.1, no cancellation, acceleration of vesting, lapsing of restrictions, payment of an Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (with such honored, assumed or substituted Award hereinafter referred to as an "Alternative Award") by any successor to the Company or an Affiliate as described in Article 17; provided, however, that any such Alternative Award must:

(a) Be based on stock which is traded on the TSX and/or an established U.S. securities market;

(b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c) Recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control;

(d) Have substantially equivalent economic value to such Award (determined prior to the time of the Change of Control); and

(e) Have terms and conditions which provide that in the event that the Participant's employment with the Company, an Affiliate or any successor as described in Article 18 is involuntarily terminated or Constructively Terminated at any time within at least twelve months following a Change of Control, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse and the Award shall vest, as the case may be.

15.3 Compliance with Section 280G of the Code. In the event that any accelerated Award vesting or payment received or to be received by a Participant pursuant to Section 15.1 herein (the "Benefit") would (i) constitute a "parachute payment" within the meaning of and subject to Section 280G of the Code and (ii) but for this Section 15.3, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit will be subject to the Excise Tax, as determined in good faith by the Committee; provided, however, that if, in the absence of any such reduction (or after such reduction), the Participant believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Participant in his or her discretion so that the Excise Tax would not apply.  If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that the Participant is liable for the Excise Tax as a result of the Benefit, then the Participant shall be obligated to return to the Company, within thirty days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Participant constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the Excise Tax.

ARTICLE 16. AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION

16.1 Amendment, Modification, Suspension and Termination.

(a) Except as set out in clauses (b) and (c) below, and as otherwise provided by law, or stock exchange rules, the Committee or Board may, at any time and from time to time, alter, amend, modify, suspend or terminate the Plan or any Award in whole or in part without notice to, or approval from, shareholders, including, but not limited to for the purposes of:

(i) making any acceleration of or other amendments to the general vesting provisions of any Award previously granted to a Participant in cases involving death, disability or retirement;

(ii) waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder, provided that no Award held by an Insider may be extended beyond its original expiry date;

(iii) making any amendments to add covenants or obligations of the Company for the protection of Participants;

(iv) making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a "housekeeping" matter; or

(v) making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

(b) Other than as expressly provided in an Award Agreement or as set out herein with respect to a Change of Control, the Committee shall not alter or impair any rights or increase any obligations with respect to an Award previously granted under the Plan without the consent of the Participant.

(c) The following amendments to the Plan shall require the prior approval of the Company's shareholders:

(i) A reduction in the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, except for adjustments to the Option Price or Grant Price applicable to outstanding Awards pursuant to Section 4.2 hereof.

(ii) Any amendment or modification which would increase the total number of Shares available for issuance under the Plan or the total number of Shares available for ISOs under the Plan;

(iii) An increase to the limit on the number of Shares issued or issuable under the Plan to Insiders of the Company;

(iv) An extension of the expiry date of an Option or SAR, other than as otherwise permitted hereunder in relation to a Blackout Period; or

(v) Any amendment to the amendment provisions of the Plan under this Article 16.1.

16.2 Adjustment of Awards Upon the Occurrence of Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events in addition to the events described in Article 4.2 hereof affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

16.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 17. WITHHOLDING

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state and local taxes or provincial, domestic or foreign (including the Participant's FICA obligation), required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan or any Award hereunder.  The Committee may provide for Participants to satisfy withholding requirements by having the Company issuing a number of Shares net of amounts required to satisfy withholding requirements, the Company withholding and selling Shares, or the Participant making such other arrangements, including the sale of Shares, in either case on such conditions as the Committee specifies.

Participant acknowledges and agrees that the ultimate liability for all taxes legally payable by Participant is and remains Participant's responsibility and may exceed the amount actually withheld by the Company.  Participant further acknowledges that the Company (a) makes no representations or undertakings regarding the treatment of any taxes in connection with any aspect of this Plan; and (b) does not commit to and is under no obligation to structure the terms of this Plan to reduce or eliminate Participant's liability for taxes or achieve any particular tax result.  Further, if Participant has become subject to tax in more than one jurisdiction, Participant acknowledges that the Company may be required to withhold or account for taxes in more than one jurisdiction.

ARTICLE 18. SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the businesses and/or assets of the Company or Affiliate, as applicable.

ARTICLE 19. GENERAL PROVISIONS

19.1 Forfeiture Events. Without limiting in any way the generality of the Committee's power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, non-solicitation, non-interference, corporate property protection or other agreements that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates.

Except as expressly otherwise provided in this Plan or an Award Agreement, the termination and the expiry of the period within which an Award will vest and may be exercised by a Participant shall be based upon the last day of actual service by the Participant to the Company and specifically does not include any period of notice that the Company may be required to provide to the Participant under applicable employment law.

19.2 Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

19.3 Delivery of Title.. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.4 Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

19.5 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis to the extent not prohibited by applicable law or the rules of any applicable stock exchange.

19.6 Unfunded Plan. Participants shall have no right, title or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative or any other person.  Awards shall be general unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company the Award shall be a general unsecured obligation of the Affiliate and not any obligation of the Company.  To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable.  All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established, and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.  The Plan is not intended to be subject to ERISA.

19.7 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement.  In such an instance, unless the Committee determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

19.8 Other Compensation and Benefit Plans.. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies or arrangements.  Except as may be otherwise specifically stated in any other benefit plan, policy, program or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant's rights under any such other plan, policy, program or arrangement.

19.9 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

19.10 Compliance with United States Securities Laws. All Awards and the issuance of Shares underlying such Awards issued pursuant to the Plan will be issued pursuant to the registration requirements of the United States Securities Act of 1933, as amended, or an exemption from such registration requirements.

ARTICLE 20. LEGAL CONSTRUCTION

20.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan. The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company or an Affiliate to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.4 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the Province of Ontario excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

20.5 Compliance with Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and any Awards made hereunder shall not provide for the payment of "deferred compensation" within the meaning of Section 409A of the Code or shall be structured in a manner and have such terms and conditions that would not cause a Participant to be subject to taxes and interest pursuant to Section 409A of the Code.  This Plan and any Awards made hereunder shall be administrated and interpreted in a manner consistent with this intent, and any provision that would cause this Plan or any Award made hereunder to become subject to taxation under Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants).

(b) Notwithstanding anything in this Plan or in any Award Agreement to the contrary, but subject to this Article 20.5(b) to the extent that any amount or benefit that would constitute "deferred compensation" for purposes of Section 409A of the Code would otherwise be payable or distributable under this Plan or any Award Agreement by reason of the occurrence of a Change of Control or the Participant's disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless (i) the circumstances giving rise to such Change of Control, disability or separation from service meet the description or definition of "change in control event," "disability," or "separation from service," as the case may be, in Section 409A of the Code and applicable proposed or final Treasury regulations thereunder, and (ii) the payment or distribution of such amount or benefit would otherwise comply with Section 409A of the Code and not subject the Participant to taxes and interest pursuant to Section 409A of the Code (which may require, if the Participant is a "specified employee" within the meaning of Section 409A of the Code, that the payment date shall not be earlier than the date that is six (6) months after the date of the Participant's separation from service).  This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under this Plan or any Award Agreement.

(c) The Committee shall use its reasonable discretion to determine the extent to which the provisions of Article 20.5 will apply to a Participant who is subject to taxation under the ITA.

APPENDIX "B"

SHAREHOLDER RIGHTS PLAN AGREEMENT

April 10, 2024

between

ENERGY FUELS INC.

and

EQUINITI TRUST COMPANY, LLC

as Rights Agent

Dentons Canada LLP

77 King Street West, Suite 400
Toronto, Ontario M5K 0A1 Canada

SHAREHOLDER RIGHTS PLAN AGREEMENT

i

Exhibit "A" Form of Rights Certificate

ii

SHAREHOLDER RIGHTS PLAN AGREEMENT

THIS AGREEMENT, dated as of April 10, 2024,

IS BY AND BETWEEN:

ENERGY FUELS INC.

a corporation existing under the laws of the Province of Ontario

(the "Corporation")

- and -

EQUINITI TRUST COMPANY, LLC

a limited liability trust company existing under the laws of the State of New York

(the "Rights Agent").

WHEREAS the Corporation and Equiniti Trust Company, LLC (then known as American Stock Transfer & Trust Company, LLC) were parties to a shareholder rights plan agreement dated as of February 3, 2009, as amended and restated as of March 29, 2018 and as of March 18, 2021, pursuant to which the Corporation adopted a shareholder rights plan (the "Original Rights Plan");

AND WHEREAS the Original Rights Plan expires as of the close of business on the date of the Corporation's annual meeting of shareholders in 2024;

AND WHEREAS the Corporation seeks to enter into a new shareholder rights plan with the Rights Agent (the "Rights Plan");

AND WHEREAS in implementing the Original Rights Plan, the Board of Directors of the Corporation previously: (a) authorized and declared a distribution of one (1) right ("Right") in respect of each Common Share (as hereinafter defined) outstanding as of 5:00 p.m. (Toronto time) on February 3, 2009  (the "Record Time") to each holder of record of Common Shares at the Record Time; and (b) authorized the issuance of one (1) Right (subject to adjustment as hereinafter provided) in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time (each as hereinafter defined);

AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;

AND WHEREAS, the Rights Agent has agreed with the Corporation to act on behalf of the Corporation in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

NOW, THEREFORE, in consideration of the premises and respective agreements set forth herein, the parties hereby agree as follows:

ARTICLE 1
INTERPRETATION

1.1 Certain Definitions

In this Agreement, unless the context otherwise requires:

"Acquiring Person" means any Person who is the Beneficial Owner of 20% or more of the outstanding Common Shares; provided, however, that the term "Acquiring Person" shall not include:

(i) the Corporation or any Subsidiary of the Corporation;

(ii) an underwriter or member of a banking or selling group that acquires Common Shares from the Corporation in connection with a distribution by the Corporation to the public of securities;

(iii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares solely as a result of one or any combination of:

(A) a Common Share Reduction;

(B) a Permitted Bid Acquisition;

(C) an Exempt Acquisition;

(D) a Pro-Rata Acquisition; or

(E) a Convertible Security Acquisition,

in each such case, until such time thereafter as such Person shall become the Beneficial Owner (otherwise than pursuant to any one or more of a Common Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro-Rata Acquisition, or a Convertible Security Acquisition) of additional Common Shares constituting more than 1% of the Common Shares then outstanding, in which event such Person shall become an Acquiring Person as of the date and time of acquisition of such additional Common Shares;

(iv) for a period of 10 days after the Disqualification Date (as hereinafter defined), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Common Shares as a result of such Person becoming disqualified from relying on clause (iii) C of the definition of Beneficial Owner. In this definition, "Disqualification Date" means the first date of public announcement of facts indicating that such Person has or is making or has announced an intention to make a Take-over Bid alone or by acting jointly or in concert with any other Person (which shall, for the purposes of this definition, include, without limitation, a report filed pursuant to Section 102.1 or 102.2 of the Securities Act (Ontario), National Instrument 62-103, Section 13(d) of the U.S. Exchange Act or any other applicable securities laws, each as amended from time to time and any provision substituted therefor); or

(v) any Person (a "Grandfathered Person") who is the Beneficial Owner of 20% or more of the Common Shares determined as at the Record Time, provided, however, that this exception shall not, and shall cease to, apply if, after the Record Time the Grandfathered Person: (A) ceases to own 20% or more of the outstanding Common Shares; or (B) becomes the Beneficial Owner of more than 1% of the number of outstanding Common Shares then outstanding in addition to those Common Shares such Person already holds other than pursuant to a Common Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition, or a Convertible Security Acquisition or any combination thereof.

"Affiliate", when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a body corporate shall be deemed to be an Affiliate of another body corporate if one of them is the Subsidiary of the other or if both are Subsidiaries of the same body corporate or if each of them is controlled by the same Person.

"Agreement" means this Rights Plan Agreement, as amended from time to time.

"Associate", when used to indicate a relationship with a specified Person, means (i) a spouse of such specified Person, (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage, or (iii) any relative of such specified Person or of a Person mentioned in clauses (i) or (ii) of this definition if that relative has the same residence as the specified Person.

A Person shall be deemed the "Beneficial Owner" and to have "Beneficial Ownership" of and to "Beneficially Own":

(i) any securities of which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

(ii) any securities which are subject to a lock-up or similar agreement to tender or deposit them into any Take-over Bid made by such Person or made by any Affiliate or Associate of such Person or made by any other person acting jointly or in concert with such Person;

(iii) any securities of which such Person or any of such Person's Affiliates or Associates has the right to become the owner at law or in equity within 60 days (where such right is exercisable immediately or within a period of 60 days, whether or not upon the condition or occurrence of any contingency or the making of one or more payments) upon the exercise of any conversion right, exchange right, share purchase right (other than the Rights) or pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, other than:

(A) customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities; and

(B) pledges of securities in the ordinary course of the pledgee's business; and

(iv) any securities that are Beneficially Owned within the meaning of clauses (i), (ii) or (iii) of this definition by any other Person with which such Person is acting jointly or in concert, provided that a Person shall not be deemed the "Beneficial Owner" of, or to have "Beneficial Ownership" of, or to "Beneficially Own", any security solely because:

(A) the holder of such security has agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in clause (iii) of this definition pursuant to a Permitted Lock-up Agreement;

(B) such security has been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(C) such Person, any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person holds such security where:

(i) the ordinary business of such Person (the "Portfolio Manager") includes the management or administration of investment funds or mutual funds for other Persons and such security is held by the Portfolio Manager in the ordinary course of such business in the performance of the Portfolio Manager's duties for the account of any other Person (a "Client") including non-discretionary accounts held on behalf of a Client by a broker or dealer or broker-dealer registered under applicable law;

(ii) such Person (the "Trust Company") is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, an "Estate Account") or in relation to other accounts (each, an "Other Account") and holds such security in the ordinary course of and for the purposes of the activities of such Estate Accounts or for such Other Accounts;

(iii) such Person (the "Crown Agent") is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans, insurance plans, or various public bodies and the Crown Agent holds such security in the ordinary course of and for the purposes of its activities as such;

(iv) such Person (in this definition, a "Statutory Body") is established by statute for purposes that include the management of investment funds for employee benefit plans, pension plans and insurance plans (other than insurance plans administered by insurance companies) of various public bodies, if such security is held by the Statutory Body for the purposes of its activities as Statutory Body; or

(v) such Person (the "Plan Administrator") is the administrator or the trustee of one or more pension funds or plans registered under the laws of Canada or the United States of America or any province or state thereof (each, a "Plan") or is a Plan and such security is Beneficially Owned or held by the Person in the ordinary course of and for the purposes of its activities as such;

provided, however, that in any of the foregoing cases, the Portfolio Manager, the Trust Company, the Crown Agent, the Statutory Body, the Plan Administrator or the Plan, as the case may be, is not then making or has not then announced an intention to make a Take-over Bid, alone or by acting jointly or in concert with any other Person, other than an Offer to Acquire Common Shares or other securities pursuant to a distribution by the Corporation, a Permitted Bid or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market in respect of securities of the Corporation;

(D) such Person is a Client of the same Portfolio Manager as another Person on whose account the Portfolio Manager holds such security, or because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or because such Person is a Plan with the same Plan Administrator as another Plan on whose account the Plan Administrator holds such security;

(E) such Person is a Client of a Portfolio Manager and such security is owned at law or in equity by the Portfolio Manager or because such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or such Person is a Plan and such security is owned at law or in equity by the Plan Administrator of such Plan; or

(F) such Person is the registered holder of securities as a result of carrying on the business, or acting as a nominee, of a securities depositary.

For purposes of this Agreement, the percentage of Common Shares Beneficially Owned by any Person at any time shall be and be deemed to be the product determined by the formula:

100    x    A
                B

where:  A = the number of votes for the election of all directors generally attached to the Common Shares Beneficially Owned by such Person at such time; and

 B = the number of votes for the election of all directors generally attaching to all Common Shares actually outstanding.

Notwithstanding the foregoing, where any Person is deemed to Beneficially Own unissued Common Shares, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person, but unissued Common Shares which another Person may be deemed to Beneficially Own shall not be included in the denominator of the above formula.

"Board of Directors" means the board of directors for the time being of the Corporation or any duly constituted or empowered committee thereof.

"Business Day" means any day other than a Saturday, Sunday or, unless otherwise specified, a day on which U.S. chartered banks in the State of New York, USA, (or after the Separation Time, the principal office of the Rights Agent in New York, New York, USA) are generally authorized or obligated by law to close.

"Canadian-U.S. Exchange Rate" means, on any date, the inverse of the U.S.-Canadian Exchange Rate.

"Canadian Dollar Equivalent" of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

"Close of Business" on any given date means 5:00 p.m. (Eastern time, unless otherwise specified), on such date provided, however, that if such date is not a Business Day, "Close of Business" on such date shall mean 5:00 p.m., (Eastern time, unless otherwise specified), on the next succeeding Business Day.

"Common Share Reduction" means an acquisition, redemption or cancellation by the Corporation of Common Shares which by reducing the number of Common Shares outstanding, increases the percentage of Common Shares Beneficially Owned by any Person to 20% or more of the Common Shares then outstanding.

"Common Shares" means the common shares which the Corporation is authorized to issue, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time, and "common shares" when used with reference to any Person other than the Corporation means the class or classes of shares (or similar equity interests) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person or the equity securities or other equity interest having power (whether or not exercised) to control or direct the management of such other Person or, if such other Person is a Subsidiary of another Person, of the Person or Persons (other than an individual) which ultimately control such first mentioned other Person.

"Competing Permitted Bid" means a Take-over Bid that:

(i) is made after a Permitted Bid or Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the "Prior Bid");

(ii) satisfies all components of the definition of a Permitted Bid other than the requirements set out in clauses (ii)(A), (B), and (D) of that definition; and

(iii) contains, and the taking up and payment for securities tendered or deposited thereunder are subject to, irrevocable and unqualified conditions that:

(A) no Common Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business on a date that is not earlier than the last day of the minimum initial deposit period that such Take-over Bid must remain open for deposits of securities thereunder pursuant to NI 62-104 after the date of the Take-over Bid constituting the Competing Permitted Bid, and (y) then only if, at the time that such Common Shares are first taken up or paid for, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B) Common Shares may be deposited pursuant to such Take-over Bid, unless the Take-over Bid is withdrawn, at any time prior to the Close of Business on the date that the Prior Bid described in clause (A) above expires; and

(C) in the event that the requirement set forth in sub-clause (iii)(A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Common Shares for not less than 10 days from the date of such public announcement.

provided always that a Competing Permitted Bid will cease to be a Competing Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and provided that, at such time, any acquisition of Common Shares made pursuant to such Competing Permitted Bid, including any acquisition of Common Shares theretofore made, will cease to be a Permitted Bid Acquisition.

"Controlled": a Person shall be deemed to be "controlled" by another Person or two or more Persons if:

(i) securities entitled to vote in the election of directors (including, for Persons other than corporations, the administrators, managers, trustees or other persons performing similar functions in respect of any such Person) carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons; and

(ii) the votes carried by such securities are entitled, if exercised, to elect, appoint or designate a majority of the board of directors of such corporation or other Person;

and "controls", "controlling" and "under common control with" shall be interpreted accordingly.

"Convertible Securities" means at any time any securities issued by the Corporation from time to time (other than the Rights) carrying any exercise, conversion, or exchange right pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (whether such right is exercisable immediately or exercisable after a specified period and whether or not on condition or the happening of any contingency).

"Convertible Security Acquisition" means the acquisition of Common Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro-Rata Acquisition.

"Effective Date" is the date as defined in Section 5.17.

"Exempt Acquisition" means a Share acquisition: (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of subsections 5.1(c), (d) or (e) hereof; (ii) pursuant to a regular dividend reinvestment or other plan of the Corporation made available by it to all holders of a class or series or Shares where such plan permits the holder to direct that dividends paid in respect of such Shares be applied to the purchase from the Corporation of further securities of the Corporation; (iii) pursuant to a distribution of Common Shares, or securities convertible into or exchangeable for Common Shares made by the Corporation pursuant to a prospectus or a securities exchange take-over bid or by way of a private placement, provided that the Person does not acquire a greater percentage of the securities offered in the distribution than the percentage of Common Shares Beneficially Owned by that Person immediately prior to the distribution, or (iv) pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval.

"Exercise Price" means, as of any date, the price at which a holder may purchase the securities issuable upon exercise of one (1) whole Right. Until adjustment thereof in accordance with the terms hereof, the Exercise Price shall equal $10.00.

"Expansion Factor" has the meaning ascribed to such term in subsection 2.3(a) hereof.

"Expiration Time" means the earliest of: (i) the Termination Time; (ii) the Close of Business on the date of the Corporation's annual meeting of shareholders in 2027; and (iii) the time this Agreement becomes void pursuant to the provisions of Section 5.17.

"Fiduciary" means, when acting in that capacity, a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940, as amended, or any other securities legislation of the United States or any state of the United States.

"Flip-in Event" means a transaction or event that results in a Person becoming an Acquiring Person.

"Independent Shareholders" means all holders of Common Shares other than (i) any Acquiring Person, (ii) any Offeror, (iii) any Affiliate or Associate of any Acquiring Person or Offeror, (iv) any Person acting jointly or in concert with any Person referred to in clauses (i), (ii) or (iii) above, and (v) any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Corporation or a wholly-owned Subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which such Common Shares are to be voted or direct whether the Common Shares are to be tendered to a Take-over Bid, in which case the plan or trust shall be considered to be an Independent Shareholder.

"Market Price" per security of any securities on any date means the average of the daily closing prices on the Corporation's primary stock exchange per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 hereof shall have caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day), each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in order to make it fully comparable with the closing price on such date (or, if such date is not a Trading Day, on the immediately preceding Trading Day). The closing price per security of any securities on any date shall be:

(i) the closing board lot sale price on such date or, if such price is not available, the average of the closing bid and asked prices per security, as reported by the principal stock exchange or securities quotation system in Canada on which such securities are listed or admitted to trading (based on the volume of securities traded during the most recently completed financial year), or if for any reason neither of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or securities quotation system in Canada, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for such securities as reported by such other securities exchange on which such securities are listed or admitted for trading;

(ii) if, for any reason, none of such prices is available on such date or the securities are not listed or admitted to trading on a stock exchange or other securities exchange or securities quotation system in Canada or the United States, the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for such securities in the over-the-counter market, as quoted by any reporting system then in use (as selected by the Board of Directors); or

(iii) if the securities are not listed or admitted to trading as contemplated in clauses (i) or (ii) above, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected by the Board of Directors;

provided, however, that if on any such date the closing price per security cannot be determined in accordance with the foregoing, the closing price per security of such securities on such date shall mean the fair value per security of such securities on such date as determined by the Board of Directors, after consultation with an internationally recognized investment banking firm as to the fair value per security of such securities.  The Market Price shall be expressed in Canadian dollars and if initially determined in respect of any day forming part of the 20 consecutive Trading-Day Period in question in United States dollars, such amount shall be translated into Canadian dollars at the Canadian Dollar Equivalent thereof.

"NI 62-104" means National Instrument 62-104 - Take-Over Bids and Issuer Bids adopted by the Canadian securities regulatory authorities.

"Offer to Acquire" includes:

(i) an offer to purchase, or a solicitation of an offer to sell, Common Shares or Convertible Securities; and

(ii) an acceptance of an offer to sell Common Shares or Convertible Securities, whether or not such offer to sell has been solicited;

or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

"Offeror" means a Person who is making or has announced a current intention to make a Take-over Bid (including a Permitted Bid or Competing Permitted Bid but excluding an ordinary market transaction (including a prearranged trade in the ordinary course of business) contemplated in clause (iii)(C) of the definition of Beneficial Owner) but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired.

"Permitted Bid" means a Take-over Bid which is made by means of a Take-over Bid circular and which also complies with the following additional provisions:

(i) the Take-over Bid is made to all holders of record of Common Shares, other than the Offeror;

(ii) the Take-over Bid shall contain, and the take-up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that:

(A) no Common Shares shall be taken up or paid for pursuant to the Take-over Bid (x) prior to the Close of Business (Eastern time) on a date which is not earlier than 105 days following the date of the Take-over Bid or such shorter minimum period as determined in accordance with section 2.28.2 or section 2.28.3 of NI 62-104 for which a Take-over Bid (that is not exempt from any of the requirements of Division 5 (Bid Mechanics) of NI 62-104) must remain open for deposit of securities thereunder; and (y) then only if, at the Close of Business on the date Common Shares are first taken up or paid for under the Take-over Bid, more than 50% of the then outstanding Common Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(B) Common Shares may be deposited pursuant to such Take-over Bid, unless such Take-over Bid is withdrawn, at any time prior to the Close of Business on the date Common Shares are first taken up or paid for under the Take-over Bid;

(C) any Common Shares deposited or tendered pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(D) in the event that the requirement set forth in sub-clause (A)(y) of this definition is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tender of Common Shares for not less than 10 days from the date of such public announcement;

provided always that a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition and any acquisitions of Common Shares made pursuant to such Permitted Bid, including any acquisition of Common Shares theretofore made, will cease to be a Permitted Bid Acquisition.

"Permitted Bid Acquisition" means a Share acquisition made pursuant to a Permitted Bid or Competing Permitted Bid.

"Permitted Lock-Up Agreement" means an agreement between a Person and one or more holders of Common Shares (each, a "Locked-up Person") (the terms of which are publicly disclosed and a copy of which is made available to the public, including the Corporation, not later than the date of the Lock-up Bid (as defined below) or, if the Lockup Bid has been made prior to the date on which such agreement is entered into, not later than the date of such agreement and if such date is not a Business Day, the next Business Day) pursuant to which each such Locked-up Person agrees to deposit or tender Common Shares to a Take-over Bid (the "Lock-up Bid") made or to be made by the Person, any of such Person's Affiliates or Associates or any other Person acting jointly or in concert with such Person, provided that:

(i) the agreement permits any Locked-up Person to terminate its obligation to deposit or tender to or not to withdraw Common Shares from the Lock-up Bid in order to tender or deposit the Common Shares to another Take-over Bid or support another transaction:

(A) where the price or value per Common Share offered under such other Take-over Bid or transaction is higher than the price or value per Common Share offered under the Lock-up Bid; or

(B) if:

(1) the price or value per Common Share offered under the other Take-over Bid or transaction exceeds by as much as or more than a specified amount (the "Specified Amount") the price or value per Common Share offered under the Lock-up Bid, provided that such Specified Amount is not greater than 7% of the price or value per Common Share offered under the Lock-up Bid; or

(2) the number of Common Shares to be purchased under the other Take-over Bid or transaction exceeds by as much as or more than a specified number (the "Specified Number") the number of Common Shares that the Offeror has offered to purchase under the Lock-up Bid at a price or value per Common Share that is not less than the price or value per Common Share offered under the Lock-up Bid, provided that the Specified Number is not greater than 7% of the number of Common Shares offered to be purchased under the Lockup Bid, and, for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give such Person an opportunity to match a higher price in another Take-over Bid or transaction or other similar limitation on a Locked-up Person's right to withdraw Common Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Common Shares during the period of the other Take-over Bid or transaction; and

(ii) no "break-up" fees, "top-up" fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

(A) the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-up Bid to a Locked-up Person; and

(B) 50% of the amount by which the price or value of the consideration payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, shall be payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Bid is not successfully concluded or if any Locked-up Person fails to deposit or tender Common Shares to the Lock-up Bid or withdraws Common Shares in order to accept the other Take-over Bid or support another transaction.

"Person" includes any individual, firm, partnership, association, trust, body corporate, joint venture, syndicate or other form of unincorporated organization, government and its agencies and instrumentalities or other entity or group (whether or not having legal personality) and any successor (by merger, statutory amalgamation or arrangement, or otherwise) thereof.

"Pro-Rata Acquisition" means the acquisition of Common Shares (i) as a result of a stock dividend, stock split or other event pursuant to which a Person receives or acquires Common Shares or securities convertible into or exchangeable for Common Shares on the same pro-rata basis as all other holders of Common Shares of the same class or series, or (ii) pursuant to a regular dividend reinvestment plan or other plan of the Corporation made available by the Corporation to the holders of Common Shares where such plan permits the holder to direct that the dividends paid in respect of such Common Shares be applied to the purchase from the Corporation of further securities of the Corporation, or (iii) pursuant to the receipt and/or exercise of rights (other than the Rights) issued by the Corporation on a pro-rata basis to all holders of a class or series of Common Shares to subscribe for or purchase Common Shares or securities convertible into or exchangeable for Common Shares provided that the Person does not acquire a greater percentage of the securities issuable on exercise of such rights than the percentage of Common Shares Beneficially Owned by that Person immediately prior to the commencement of the offering of the rights and that such rights are acquired directly from the Corporation and not from any other Person.

"Record Time" has the meaning ascribed to that term in the second recital hereto.

"Redemption Price" has the meaning ascribed to that term in subsection 5.1(b) hereof.

"Regular Periodic Cash Dividends" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

(i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year;

(ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years; and

(iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

"Rights" means the herein described rights to purchase securities pursuant to the terms and subject to the conditions set forth herein;

"Rights Agent" means Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), a limited liability trust company existing under the laws of the United States of America, and any successor Rights Agent appointed pursuant to the provisions hereof.

"Rights Certificate" has the meaning ascribed to that term in subsection 2.2(c) hereof.

"Rights Register" and "Rights Registrar" shall have the respective meanings ascribed thereto in subsection 2.6(a) hereof.

"Securities Act (Ontario)" means the Securities Act, R.S.O. 1990, c.S.5, as amended, and the regulations thereunder, unless otherwise specified, as the same exist on the date hereof.

"Separation Time" means the Close of Business (Toronto time) on the tenth Business Day after the earliest of:

(i) the Stock Acquisition Date;

(ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid, as the case may be); and

(iii) the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such;

or such later date as may be determined by the Board of Directors in good faith, provided that: (x) if the foregoing results in a Separation Time being prior to the Record Time, the Separation Time shall (subject to any determination of the Board of Directors as aforesaid) be the Record Time, (y) if any such Take-over Bid expires, is cancelled, is terminated or is otherwise withdrawn prior to the Separation Time without securities deposited thereunder being taken up and paid for, then such Take-over Bid shall be deemed, for purposes of this definition never to have been made, and (z) if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-In Event, then the Separation Time in respect of such Flip-In Event shall be deemed never to have occurred.

"Shares" means shares in the capital of the Corporation.

"Stock Acquisition Date" means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 102.1 or 102.2 of the Securities Act (Ontario), National Instrument 62-103, Section 13(d) of the U.S. Exchange Act or any other applicable securities laws, each as amended from time to time and any provision substituted therefor) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person.

"Subsidiary":  A body corporate is a Subsidiary of another body corporate if:

(i) it is controlled by (A) that other, or (B) that other and one or more bodies corporate, each of which is controlled by that other, or (C) two or more bodies corporate, each of which is controlled by that other, or

(ii) it is a Subsidiary of a body corporate that is that other's Subsidiary.

"Take-over Bid" means an Offer to Acquire Common Shares or Convertible Securities (or both), where the securities subject to the Offer to Acquire, together with the Common Shares, if any, into which the securities subject to the Offer to Acquire are convertible and the Common Shares Beneficially Owned by the Offeror at the date of the Offer to Acquire constitute, in the aggregate, 20% or more of the then outstanding Common Shares.

"Termination Time" means the time at which the right to exercise Rights shall terminate pursuant to Section 5.1 hereof.

"Trading Day", when used with respect to any securities, means a day on which the principal securities exchange or securities quotation system in Canada or the United States on which such securities are listed or admitted to trading is open for the transaction of business, or if the securities are not listed or admitted to trading on any securities exchange or securities quotation system in Canada or the United States, a Business Day.

"U.S.-Canadian Exchange Rate" means, on any date:

(i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one (1) United States dollar into Canadian dollars, such rate; and

(ii) in any other case, the rate for such date for the conversion of one (1) United States dollar into Canadian dollars calculated in the manner which shall be determined by the Board of Directors from time to time.

"U.S. Exchange Act" means the United States Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"U.S. Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"U.S. Dollar Equivalent" of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date.

1.2 Holder

As used in this Agreement, unless the context otherwise requires, the term "holder" when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated Common Shares.

1.3 Acting Jointly or in Concert

For purposes of this Agreement, it is a question of fact whether a Person is acting jointly or in concert with another Person but a Person shall be deemed to be acting jointly or in concert with every other Person who (i) is an Associate or Affiliate of such first mentioned Person; or (ii) who is a party to any agreement, commitment or understanding, whether formal or informal, with the first mentioned Person or any Associate or Affiliate thereof, to acquire Common Shares (other than customary agreements with and between underwriters and/or members of banking groups and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pursuant to pledges of securities in the ordinary course of business).

1.4 Application of Statutes, Regulations and Rules

Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, reenacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

1.5 Currency

All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

1.6 Headings and References

The headings of the Articles and Sections of this Agreement and the Table of Contents are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement. All references to Articles, Sections and Exhibits are to articles and sections of and exhibits to, and forming part of, this Agreement. The words "hereto", "herein", "hereof", "hereunder", "this Agreement", "the Rights Agreement" and similar expressions refer to this Agreement including the Exhibits, as the same may be amended, modified or supplemented at any time or from time to time.

1.7 Singular, Plural, etc.

In this Agreement, where the context so admits, words importing the singular number include the plural and vice versa and words importing gender include the masculine, feminine and neutral genders.

1.8 Generally Accepted Accounting Principles

Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) or, to the extent adopted and permitted by applicable laws, generally accepted accounting principles in the United States, as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

ARTICLE 2
THE RIGHTS

2.1 Issuance and Legend on Common Share Certificates

(a) One (1) right in respect of each Common Share outstanding at the Record Time and each Common Share that may be issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time shall be issued in accordance with the terms hereof.

(b) Certificates for Common Shares issued after the Record Time hereof but prior to the Separation Time (and whether upon the conversion of Convertible Securities or otherwise) shall evidence one (1) Right for each Common Share represented thereby and shall have impressed, printed, or written thereon or otherwise affixed thereto a legend in substantially the following form:

"Until the Separation Time (as such term is defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, made as of April 10, 2024 (the "Rights Agreement"), between Energy Fuels Inc. (the "Corporation") and Equiniti Trust Company, LLC, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file and may be inspected during normal business hours at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be amended or redeemed, may expire, may become void (if, in certain circumstances, they are "Beneficially Owned" by a "Person" who is or becomes an "Acquiring Person" or any Person acting jointly or in concert with an Acquiring Person or with an "Affiliate" or "Associate" of an "Acquiring Person", as such terms are defined in the Rights Agreement, or a transferee thereof), or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Corporation will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor."

Failure to legend any certificate representing Common Shares shall not affect the validity of this Agreement or the Rights issued hereunder.

Certificates representing Common Shares that are issued and outstanding at the Record Time shall evidence one (1) Right for each Common Share evidenced thereby notwithstanding the absence of a legend in substantially the foregoing form until the earlier of the Separation Time and the Expiration Time.

2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights

(a) Subject to adjustment as herein set forth, each Right will entitle the holder thereof, after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price (or its U.S. Dollar Equivalent on the Business Day immediately preceding the date of exercise of the Right), one (1) Common Share.  Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be void.

(b) Until the Separation Time:

(i) the Rights shall not be exercisable, and no Right may be exercised; and

(ii) for administrative purposes, each Right shall be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) and shall be transferable only together with, and shall be transferred by a transfer of, such associated Common Share.

(c) From and after the Separation Time and prior to the Expiration Time, the Rights (i) may be exercised and (ii) shall be registered and transferable independent of Common Shares.  Promptly following the Separation Time, the Corporation shall prepare and the Rights Agent shall mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of subsection 3.1(b) hereof and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights), at such holder's address as shown in the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

(i) a certificate (a "Rights Certificate") in substantially the form of Exhibit "A" hereto appropriately completed and registered in such holder's name, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(ii) a disclosure statement describing the Rights.

(d) Rights may be exercised in whole at any time or in part from time to time on any Business Day (or other day that is not a bank holiday at the place of exercise) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its office in New York, New York, USA or at any other office of the Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after consultation with the Rights Agent:

(i) the Rights Certificate evidencing such Rights with an Election to Exercise (an "Election to Exercise") substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(ii) payment by certified check or money order payable to the order of the Rights Agent, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(e) Upon receipt of a Rights Certificate accompanied by a duly completed and executed Election to Exercise which does not indicate that Rights evidenced by such Rights Certificate have become void pursuant to subsection 3.1(b) hereof and payment as set forth in subsection 2.2(d) above, the Rights Agent (unless otherwise instructed by the Corporation) shall thereupon promptly:

(i) requisition from a transfer agent of the Common Shares certificates for the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions);

(ii) after receipt of such certificates referred to in Section 2.2(e)(i) above, deliver such certificates to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

(iii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

(iv) after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder together with, where applicable, any cash payment in lieu of a fractional interest; and

(v) tender to the Corporation all payments received on exercise of the Rights.

(f) In case the holder of any Rights shall exercise less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing (subject to the provisions of subsection 5.5(a) hereof) the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

(g) The Corporation covenants and agrees to:

(i) take all such action as may be necessary on its part and within its powers to ensure that all Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates evidencing such Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable;

(ii) take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Business Corporations Act (Ontario), the Securities Act (Ontario), the U.S. Securities Act and the U.S. Exchange Act, or comparable legislation of each of the provinces and territories of Canada and of the United States of America, and the rules and regulations thereunder, and any other applicable law, rule or regulation, in connection with the issuance and delivery of Rights Certificates and of any securities of the Corporation upon exercise of Rights;

(iii) use its reasonable efforts to cause all Shares of the Corporation issued upon exercise of Rights to be listed upon The Toronto Stock Exchange or such other stock exchange and/or securities quotation system on which the Common Shares are listed at that time;

(iv) pay when due and payable any and all Canadian federal, provincial transfer taxes (not including any taxes referable to the income or profit of the holder or exercising Person or any liability of the Corporation to withhold tax) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or of any Shares of the Corporation issued upon the exercise of Rights, provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised;

(v) if necessary, cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding rights; and

(vi) after the Separation Time, except as permitted by Section 5.1 or Section 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3 Adjustments to Exercise Price, Number of Rights

Subject to Section 5.19, the Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a) If the Corporation shall at any time after the Record Time and prior to the Expiration Time:

(i) declare or pay a dividend on Common Shares payable in Common Shares (or other Shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares) otherwise than pursuant to any optional share dividend program, dividend reinvestment plan or if the dividend payable is paid in Common Shares in lieu of a regular periodic cash dividend;

(ii) subdivide or change the outstanding Common Shares into a greater number of Common Shares;

(iii) consolidate or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv) issue any Common Shares (or other Shares or securities exchangeable for or convertible into or giving a right to acquire Common Shares or other Shares) in respect of, in lieu of, or in exchange for, existing Common Shares in a reclassification or redesignation of Common Shares, an amalgamation or a statutory arrangement, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.3 and subsection 3.1(a), the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required under subsection 3.1(a). If the Exercise Price and number of Rights are to be adjusted:

(A) the Exercise Price in effect after such adjustment shall be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other Shares of capital) (the "Expansion Factor") that a holder of one (1) Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any); and

(B) each Right held prior to such adjustment shall become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights shall be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the Shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other whole share or security exchangeable for or convertible into a whole Share of capital) shall have exactly one (1) Right associated with it.

If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment shall be the securities that a holder of the securities purchasable upon exercise of one (1) Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that any such rights of purchase, exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. If after the Record Time and prior to the Expiration Time the Corporation shall issue any shares of its authorized capital other than Common Shares in a transaction of a type described in the first sentence of this subsection 2.3(a), such shares shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

If the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in the preceding paragraph, each such Common Share so issued shall automatically have one (1) new Right associated with it, which Right shall be evidenced by the certificate representing such Share.

(b) If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares) at a price per Common Share (or, in the case of a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares, having a conversion, exchange or exercise price per share (including the price required to be paid to purchase such convertible or exchangeable security or right)) that is less than 90% of the Market Price per Common Share on such record date, the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price and of which the denominator shall be the number of shares of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid in a form other than cash, the value of such non-cash consideration shall be as determined by the Board of Directors. To the extent that any such rights or warrants are not so issued or, if issued, are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights or warrants, as the case may be. For purposes of this Agreement, the granting of the right to purchase Common Shares (whether previously unissued, treasury shares or otherwise) pursuant to any optional dividend reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends payable on securities of the Corporation and/or employee stock option, stock purchase or other employee benefit plan (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that, in the case of any dividend reinvestment plan, the right to purchase Common Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plan) of the Common Shares.

(c) If the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares) or rights or warrants (excluding those referred to in subsection 2.3(a) or 2.3(b)), the Exercise Price shall be adjusted. The Exercise Price in effect after such record date shall, subject to adjustment as provided in the penultimate sentence of subsection 2.3(b), equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined by the Board of Directors) of the portion of the assets, evidences of indebtedness, rights or warrants so to be distributed applicable to the securities purchasable upon exercise of one (1) Right.  Such adjustment shall be made successively/whenever such a record date is fixed.

(d) Each adjustment made pursuant to this Section 2.3 shall be made as of:

(i) the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to subsection 2.3(a) above; and

(ii) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to subsections 2.3(b) or (c) above, subject to readjustment to reverse same is such distribution shall not be made.

(e) Subject to the prior consent of the holders of Common Shares or Rights obtained in accordance with the provisions of subsection 5.4(b) or (c), as applicable, if the Corporation shall at any time after the Record Time and prior to the Expiration Time issue any Shares (other than Common Shares), or rights or warrants to subscribe for or purchase any such Shares, or securities convertible into or exchangeable for any such Shares, in a transaction referred to in clause (a)(i) or (a)(iv) above and if the Board of Directors determines that the adjustments contemplated by subsections 2.3(a), (b) and (d) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding such clauses, such adjustments (rather than the adjustments contemplated by subsections 2.3(a), (b) and (d) above) shall be made and the Corporation and the Rights Agent shall amend or supplement this Agreement as appropriate to provide for such adjustments.

(f) Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this subsection 2.3(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. Each adjustment made pursuant to this Section 2.3 shall be calculated to the nearest cent or to the nearest one one-hundredth of a Common Share or Right, as the case may be.

(g) If as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Shares contained in the provisions of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(h) All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(i) Unless the Corporation shall have exercised its election as provided in subsection 2.3(a)(i), upon each adjustment of an Exercise Price as a result of the calculations made in subsections 2.3(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one one-hundredth) obtained by:

(A) multiplying (A) the number of Common Shares covered by a Right immediately prior to this adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price; and

(B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

(j) The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record immediately prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Exercise Price in effect immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any date thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days after the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection 2.3(j), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing the additional Rights to which such holder shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution or replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(k) Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the securities so purchasable which were expressed in the initial Rights Certificates issued hereunder.

(l) If, as a result of an adjustment made pursuant to Section 3.1, the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Shares, thereafter the number of such other securities so receivable upon exercise of any Right and the applicable Exercise Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as may be practicable to the provisions with respect to the Common Shares contained in the foregoing subsections of this Section 2.3 and the provisions of this Agreement with respect to the Common Shares shall apply on like terms to any such other securities.

(m) In any case in which this Section 2.3 shall require that any adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares or other securities upon the occurrence of the event requiring such adjustment.

(n) Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that, in their judgment, the Board of Directors determines advisable in order that any (i) subdivision or consolidation of the Common Shares, (ii) issuance wholly for cash of any Common Shares at less than the applicable Market Price, (iii) issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares, (iv) stock dividends, or (v) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, and subject to applicable taxation laws, shall not be taxable to such shareholders.

(o) After the Separation Time, the Corporation will not, except as permitted by the provisions hereof, take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.3, the Corporation shall promptly:

(i) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

(ii) file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

(iii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.

2.4 Date on Which Exercise is Effective

Each Person in whose name any certificate for Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Shares represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly submitted (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such exercise is a date upon which the relevant Share transfer books of the Corporation are closed, such Person shall be deemed to have become the recorded holder of such Shares on, and such certificate shall be dated, the next succeeding Business Day on which the said Share transfer books of the Corporation are open.

2.5 Execution, Authentication, Delivery and Dating of Rights Certificates

(a) The Rights Certificates shall be executed on behalf of the Corporation by any two of its Chair of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer, Chief Legal Officer or Corporate Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile.

(b) Rights Certificates bearing the manual or facsimile signatures of individuals who were at the relevant time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any one of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(c) Promptly after the Corporation learns of the Separation Time, the Corporation shall notify the Rights Agent of such Separation Time and shall deliver disclosure statements and Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and deliver such disclosure statements and Rights Certificates to the holders of the Rights pursuant to subsection 2.2(c) hereof.  No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent in the manner described above.

(d) Each Rights Certificate shall be dated the date of countersignature thereof.

2.6 Registration, Registration of Transfer and Exchange

(a) From and after the Separation Time, the Corporation shall cause to be kept a register (the "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Corporation shall provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar (the "Rights Registrar") for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent shall have the right to examine the Rights Register at all reasonable times.

(b) After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsection 2.6(c) below, the Corporation shall execute, and the Rights Agent shall countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificate so surrendered.

(c) All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d) Every Rights Certificate surrendered for registration of transfer or exchange shall have the form of assignment thereon duly completed and endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of its Rights Agent) connected therewith.

(e) The Corporation shall not be required to register the transfer or exchange of any Rights after the Rights have been terminated pursuant to the provisions of this Agreement.

2.7 Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute, and the Rights Agent shall countersign and deliver, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b) If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by them to save each of them and their respective agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and upon the Corporation's request, the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c) As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Rights Agent) connected therewith.

(d) Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence an original additional contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8 Persons Deemed Owners

Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name such Rights Certificate (or, prior to the Separation Time, such Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever.

2.9 Delivery and Cancellation of Certificates

All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificates shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

2.10 Agreement of Rights Holders

Every holder of Rights by accepting the same consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

(a) such holder is otherwise bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof in respect of all Rights held;

(b) prior to the Separation Time, each Right shall be transferable only together with, and shall be transferred by a transfer of, the associated Share;

(c) after the Separation Time, the Rights Certificates shall be transferable only on the Rights Register as provided herein;

(d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e) such holder has waived all rights to receive any fractional Right or fractional Share upon exercise of a Right;

(f) this Agreement may be supplemented or amended from time to time pursuant to subsection 5.4(a) or the last sentence of the penultimate paragraph of subsection 2.3(a) hereof upon the sole authority of the Board of Directors without the approval of any holder of Rights; and

(g) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

ARTICLE 3
ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1 Flip-in Event

(a) Subject to the provisions of Section 2.2 and subsections 5.1(c), (d) and (e) hereof and except as provided below, if prior to the Expiration Time a Flip-in Event shall occur, each Right shall thereafter constitute, effective at the Close of Business on the tenth Business Day after the relevant Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 hereof in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 hereof shall have occurred with respect to such Common Shares).

(b) Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

(i) an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person); or

(ii) a direct or indirect transferee of, or other successor in title to, such Rights (a "Transferee"), who becomes a Transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person, in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this subsection 3.1(b) applicable in the circumstances contemplated in clause (i) hereof;

shall thereupon become and be null and void and any holder of such Rights (including any Transferee) shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co-Rights Agent, upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this subsection 3.1(b) and such rights shall be null and void.

(c)         Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses (i) or (ii) of subsection 3.1(b) hereof or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence shall contain the following legend:

"The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall become void in the circumstances specified in subsection 3.1(b) of the Rights Agreement.", provided, however, that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof or acting jointly or in concert with any of them. The issuance of a Rights Certificate without the legend referred to in this subsection shall be of no effect on the provisions of this subsection.

ARTICLE 4
THE RIGHTS AGENT

4.1 General

(a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a "Co-Rights Agent") as it may deem necessary or desirable after consultation with the Rights Agent. In such event, the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Corporation may determine with the written approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent, its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, cost, claim, action, damage, suit or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, its officers, directors, employees or agents, for anything done or omitted by them in connection with the acceptance and performance of this Agreement, including legal costs and expenses, which right to indemnification shall survive the termination of this Agreement or the resignation or removal of the Rights Agent. In the event of any disagreement arising regarding the terms of this Agreement the Rights Agent shall be entitled, at its option, to refuse to comply with any and all demands whatsoever until the dispute is settled either by written agreement amongst the parties to this Agreement or by a court of competent jurisdiction.

(b) The Rights Agent shall be protected from, and shall incur no liability for or in respect of, any action taken, suffered or omitted by it in connection with its performance of this Agreement in reliance upon any certificate for Shares, Rights or for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, opinion, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c) The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

4.2 Merger or Amalgamation or Change of Name of Rights Agent

(a) Any body corporate into which the Rights Agent or any successor Rights Agent may be merged or amalgamated with or into, or any body corporate succeeding to the security holder services business of the Rights Agent or any successor Rights Agent shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such body corporate would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4 hereof.

(b) In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(c) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3 Duties of Rights Agent

The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action or refraining from taking any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by an individual believed by the Rights Agent to be the Chair of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer, Chief Legal Officer or Corporate Secretary of the Corporation and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, omitted or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 3.1(b) hereof) or any adjustment required under the provisions of Section 2.3 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 hereof describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Shares to be issued pursuant to this Agreement or any Rights or as to whether any Shares shall, when issued, be duly and validly authorized, executed, issued and delivered and be fully paid and non-assessable.

(f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized to rely upon and directed to accept written instructions with respect to the performance of its duties hereunder from any individual believed by the Rights Agent to be the Chair of the Board of Directors, President, Chief Executive Officer, Chief Financial Officer, Chief Legal Officer or Corporate Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken, omitted or suffered by it in good faith in accordance with instructions of any such individual.

(h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4 Change of Rights Agent

The Rights Agent may resign and be discharged from its duties under this Agreement upon 60 days' notice (or such lesser notice as is acceptable to the Corporation) in writing delivered or mailed to the Corporation and to each transfer agent of Shares by first class mail and mailed or delivered to the holders of the Rights in accordance with Section 5.9 hereof. The Corporation may remove the Rights Agent upon 60 days' notice in writing, mailed or delivered to the Rights Agent and to each transfer agent of the Shares by first class mail, and mailed to the holders of the Rights in accordance with Section 5.9 hereof. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then the Rights Agent or the holder of any Rights may apply, at the Corporation's expense, to any court of competent jurisdiction for the appointment of a new Rights Agent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent upon receipt of all fees and expenses outstanding to the predecessor Rights Agent by the Corporation shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Shares and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5
MISCELLANEOUS

5.1 Redemption and Waiver

The Corporation shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors acting in good faith under this Section 5.1. In addition,

(a) The Board of Directors, at any time prior to the special meeting of shareholders of the Corporation to be held on or around March 19, 2009, may terminate this Agreement by passing a resolution.

(b) With the prior consent of the holders of Common Shares or Rights obtained in accordance with subsection 5.4(b) or (c), as applicable, the Board of Directors, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment to the Exercise Price provided for in Section 2.3 hereof if an event analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the "Redemption Price").

(c) With the prior consent of the holders of Common Shares obtained in accordance with subsection 5.4(b), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Common Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all holders of record of Common Shares and otherwise than in the circumstances set forth in subsection 5.1(e), waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date that is at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

(d) Prior to the occurrence of a Flip-in Event, as to which the application of Section 3.1 has not been waived pursuant to this paragraph, upon written notice to the Rights Agent, the Board of Directors may waive the application of Section 3.1 to such Flip-in Event but only if such Flip-in Event occurs as a result of a Take-over Bid made by way of a Take-over Bid circular sent to all holders of record of Common Shares; provided, however, that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid which is made by means of a Take-over Bid circular to all holders of record of Common Shares (i) prior to the granting of such a waiver, or (ii) thereafter and prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this subsection 5.1(d).

(e) The Board of Directors may waive the application of Section 3.1 to a Flip-in Event provided that the following conditions are satisfied:

(i) the Board of Directors has determined that the Acquiring Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

(ii) such Acquiring Person has reduced its Beneficial Ownership of Common Shares such that at the time of the waiver pursuant to this subsection 5.1(e), it is no longer an Acquiring Person.

(f) Upon consummation of any Permitted Bid, Competing Permitted Bid or Exempt Acquisition by a Person, the Board of Directors of the Corporation shall, notwithstanding the provisions of subsection 5.1(b) hereof, immediately upon such acquisition and without further formality be deemed to have elected to redeem the Rights at the Redemption Price.

(g) If the Board of Directors elects to or is deemed to have elected to redeem the Rights and, in circumstances where subsection 5.1(b) is applicable, the requisite consent is given by the holders of Common Shares or Rights, as applicable, (i) the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price, and (ii) no further Rights shall thereafter be issued.

(h) Within 10 Business Days of the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if subsection 5.1(c), is applicable, within 10 Business Days after the requisite consent being given by the holders of Common Shares or Rights, as applicable, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register of the Rights Agent, or, prior to the Separation Time, on the share register maintained by the Corporation's transfer agent. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made.

(i) Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all of the outstanding Rights at the Redemption Price.

(j) Upon the rights being redeemed pursuant to subsection 5.1(i), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement, the Separation Time shall be deemed not to have occurred and Rights shall remain attached to the Outstanding Common Shares, subject to and in accordance with the provisions of this Agreement.

5.2 Expiration

No Person shall have any rights pursuant to this Agreement or any Right after the Expiration Time, except as provided in Section 4.1 hereof.

5.3 Issuance of New Rights Certificates

Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of Shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4 Supplements and Amendments

(a) The Corporation may make, without the approval of the holders of Rights or Common Shares, any supplements or amendments to this Agreement: (i) specifically contemplated in subsections 2.10(f) or any other provision hereof, (ii) to correct any clerical or typographical error, or (iii) which are required to maintain the validity and effectiveness of the Agreement as a result of any change in any applicable laws, rules or regulatory requirements. The Corporation may, prior to the date of any shareholders meeting referred to in Section 5.17, supplement, amend, vary or delete any of the provisions of this Agreement without the approval of any holder of Rights or Common Shares (except where such action would materially adversely affect the interests of the holders of Rights generally), where the Board of Directors deems (in good faith) such action necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment, and the consent of the holders of Common Shares must be obtained in accordance with subsection 5.4(b) to supplement, amend, vary or delete any of the provisions of this Agreement where such action would materially adversely affect the interests of the holders of Rights generally.

(b) Subject to subsection 5.4(a), the Corporation, with the prior consent of the holders of Common Shares obtained as set forth below, at any time before the Separation Time, may redeem Rights pursuant to subsection 5.1(b), waive a Flip-in Event pursuant to subsection 5.1(c) or otherwise amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Common Shares at a special meeting called and held in compliance with applicable laws, rules and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by all Independent Shareholders represented in person or by proxy at the special meeting.

(c) The Corporation, with the prior consent of the holders of Rights obtained as set forth below, at any time after the Separation Time and before the Expiration Time, may redeem Rights pursuant to subsection 5.1(b) or otherwise amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if provided by the holders of Rights at a special meeting of holders of Rights called and held in compliance with applicable laws, rules and regulatory requirements and, to the extent possible, with the requirements in the articles and by-laws of the Corporation applicable to meetings of holders of Common Shares, applied mutatis mutandis. Subject to compliance with any requirements imposed by the foregoing, consent shall be given if the proposed amendment, variation or rescission is approved by the affirmative vote of a majority of the votes cast by holders of Rights (other than holders of Rights whose Rights have become null and void pursuant to subsection 3.1(b)), represented in person or by proxy at the special meeting.

(d) Any amendments, supplements or restatements made by the Corporation to this Agreement pursuant to subsection 5.4(a) which are required to maintain the validity and effectiveness of this Agreement as a result of any change in any applicable laws, rules or regulatory requirements shall:

(i) if made before the Separation Time, be submitted to the holders of Common Shares at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b), confirm or reject such amendment, supplement or restatement;

(ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called in accordance with the provisions of subsection 5.4(c) hereof and the holders of Rights may, by a majority referred to in subsection 5.4(c), confirm or reject such amendment, supplement or restatement.

(e) The Corporation shall be required to provide the Rights Agent with notice in writing of any such amendment, rescission or variation to this Agreement as referred to in this Section 5.4 within five days or effecting such amendment, rescission or variation.

Any such amendment, supplement or restatement shall be effective from the date of the resolution of the Board of Directors adopting such amendment (unless the Board of Directors stipulates that such amendment is to become effective at a later date), until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment, supplement or restatement is rejected by the shareholders of the Corporation or the holders of Rights or is not submitted to the shareholders of the Corporation or holders of Rights as required, then such amendment, supplement or restatement shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or if such a meeting of the holders of Rights is not called within a period of 90 days of the making of any such agreement, at the end of such period, and no subsequent resolution of Board of Directors to amend, supplement or restate this Agreement to substantially the same effect shall be effective until confirmed by the shareholders of the Corporation or holders of Rights as the case may be.

5.5 Fractional Rights and Fractional Common Shares

(a) The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of issuing fractional Rights, the Corporation shall pay to the registered holders of the Right Certificates, at the time such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Market Price of one (1) whole Right that the fraction of a Right that would otherwise be issuable is of one (1) whole Right. The Rights Agent shall have no obligation to make any payments in lieu of fractional Rights unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with subsection 2.2(e).

(b) The Corporation shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one (1) Common Share that the fraction of a Common Share that would otherwise be issuable upon the exercise of such Right is of a whole Common Share. The Rights Agent shall have no obligation to make any payments in lieu of fractional Common Shares unless the Corporation shall have provided the Rights Agent with the necessary funds to pay in full all amounts payable in accordance with subsection 2.2(e).

5.6 Rights of Action

Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights, and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

5.7 Holder of Rights Not Deemed a Shareholder

No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of such Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.8 hereof), or to receive dividends or subscription rights, or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.

5.8 Notice of Proposed Actions

(a) If after the Separation Time and prior to the Expiration Time:

(i) there shall occur an adjustment in the Rights attaching to the Rights pursuant to Section 3.1 as a result of the occurrence of a Flip-in Event; or

(ii) the Corporation proposes to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation's assets;

then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9, a notice of such event or proposed action, which shall specify the date on which such change to the Rights, liquidation, dissolution or winding up occurred or is to take place, and such notice shall be so given within 10 Business Days after the occurrence of a change to the Rights and not less than 20 Business Days prior to the date of taking such proposed action by the Corporation.

5.9 Notices

Any notice, demand or other communication required or permitted to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation or by the Corporation or by the holder of any Rights to or on the Rights Agent shall be in writing and shall be well and sufficiently given or made if:

(i) delivered in person during normal business hours on a Business Day and left with the receptionist or other responsible employee at the relevant address set forth below; or

(ii) except during any general interruption of postal services due to strike, lockout or other cause, sent by first-class mail; or

(iii) sent by facsimile or other form of recorded electronic communication, charges prepaid and confirmed in writing as aforesaid;

if to the Corporation, addressed to it at:

Energy Fuels Inc.
225 Union Blvd., Suite 600

Lakewood, Colorado

80228-1826 USA

Attn: David Frydenlund, Executive Vice President, Chief Legal Officer & Corporate Secretary

Phone: +1 (303) 389-4130

and if to the Rights Agent, addressed to it at:

Equiniti Trust Company, LLC
48 Wall Street, Floor 23

New York, New York

10005 USA

Attn: Susan Hogan, Senior Vice President

Phone: +1 (929) 352-8306

Notices, demands or other communications required or permitted to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights shall be in writing and shall be well and sufficiently given or made if delivered personally to such holder or delivered or mailed by first class mail to the address of such holder as it appears on the Rights Register maintained by the Rights Registrar, or, prior to the Separation Time, in the register of Shareholders maintained by the transfer agent for the Common Shares.

Any notice so given or made shall be deemed to have been given and to have been received on the day of delivery, if so delivered; on the third Business Day (excluding each day during which there exists any general interruption of postal service due to strike, lockout, or other cause) following the mailing thereof, if so mailed; and on the day of telegraphing, telecopying or sending of the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and if not, on the first Business Day thereafter). Each of the Corporation and the Rights Agent may from time to time change its address for notice by notice to the other given in the manner aforesaid.

If mail service is or is threatened to be interrupted at a time when the Corporation or the Rights Agent wishes to give a notice or demand hereunder to or on the holders of the Rights, the Corporation or the Rights Agent may, notwithstanding the foregoing provisions of this Section 5.9, give such notice by means, of publication once in each of two successive weeks in the business section of the Financial Post and, if the Corporation has a transfer agent in the United States, in a daily publication in the United States, in a daily publication in the United States designated by the Corporation and notice so published shall be deemed to have been given on the date on which the first publication of such notice in any such publication has taken place.

5.10 Costs of Enforcement

The Corporation agrees that if the Corporation fails to fulfill any of its obligations pursuant to this Agreement, then the Corporation shall reimburse the holder of any Rights for the costs and expenses (including reasonable legal fees) incurred by such holder and actions to enforce his rights pursuant to any Rights or this Agreement.

5.11 Successors

All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and permitted assigns hereunder.

5.12 Benefits of this Agreement

Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

5.13 Governing Law

This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of the Province of Ontario and for all purposes shall be governed by and construed in accordance with the laws of such Province applicable to contracts to be made and performed entirely within such Province.

5.14 Counterparts

This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

5.15 Severability

If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

5.16 Determinations and Actions by the Board of Directors

All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith, shall not subject the Board of Directors to any liability to the holders of the Rights.

5.17 Effective Date

This Agreement is effective as of June 11, 2024; provided that unless confirmed by ordinary resolution passed by a majority of the votes cast by Independent Shareholders present in person or voting by proxy and who vote in respect of confirmation of this Agreement at a meeting of shareholders of the Corporation to be held not later than the date that is six months from the date hereof, this Agreement shall be of no further force or effect and all Rights issued hereunder shall be void from the first to occur of (i) the termination of such meeting, and (ii) the Close of Business (Eastern time) on the date that is six months from the date hereof.

5.18 Approval of Holders of Rights

If, after the Separation Time, the approval of holders of Rights is required in respect of a supplement or amendment to this Agreement made pursuant to Section 5.4 hereof, the Board of Directors shall, within 35 days after the implementation of any such supplement or amendment, call, and thereafter hold a special meeting of the holders of Rights to consider, and if thought fit, to pass a resolution approving the supplement or amendment, and such supplement or amendment shall be deemed to have been approved if such resolution receives the affirmative vote of a majority of the votes cast by holders of Rights represented at the meeting in person or by proxy excluding any Rights which are then void pursuant to the provisions of subsection 3.1(b) hereof. In respect of any such meeting required to be held:

(a) the Board of Directors shall fix a date for the meeting, which date shall be as soon as practicable after the implementation of any supplement or amendment requiring approval, but not more than 110 days thereafter;

(b) the Board of Directors of the Corporation shall fix a record date for determining the holders of Rights entitled to receive notice of such meeting in a manner analogous to the procedures set out in National Instrument 54-101 of the Canadian Securities Administrators (as such policy may be amended or replaced from time to time, and as required in order to conform to the requirements of any applicable securities legislation or policy) and the rules of any stock exchange on which the Common Shares are then listed, and the articles and by-laws of the Corporation, as may be amended or replaced from time to time; and

(c) each Right shall be entitled to one (1) vote at such meeting and, in all other respects, the rules applicable to meetings of shareholders set forth in the articles and bylaws of the Corporation shall apply in respect of such meeting of holders of Rights, mutatis mutandis.

5.19 Declaration as to Non-Canadian and Non-United States Holders

If, upon the advice of outside counsel, any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside of Canada and the United States of America, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and any province or territory thereof and the United States of America and any state thereof in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

5.20 Regulatory Approvals

Any obligation of the Corporation or action or event contemplated by this Agreement, or any amendment or supplement to this Agreement, shall be subject to receipt of any requisite approval or consent from any governmental or regulatory authority having jurisdiction, including the NYSE American and Toronto Stock Exchange, while any securities of the Corporation are listed and posted for trading thereon and for a period of three (3) months thereafter.

5.21 Time of the Essence

Time shall be of the essence in this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ENERGY FUELS INC.
By: /s/ Mark S. Chalmers Name: Mark S. Chalmers Title: President and Chief Executive Officer

EQUINITI TRUST COMPANY, LCC
By: /s/ Susan R. Hogan Name: Susan R. Hogan Title: Senior Vice President

EXHIBIT "A"

[Form of Rights Certificate]

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR WITH AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR TRANSFEREES OF ANY OF THE FOREGOING WILL BECOME VOID WITHOUT FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that _________________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entities the registered holder thereof, subject to the terms, provisions and conditions of a Shareholder Rights Plan Agreement made as of April 10, 2024 (the "Rights Agreement") between ENERGY FUELS INC., a corporation existing under the laws of the Province of Ontario (the "Corporation"), and EQUINITI TRUST COMPANY, LLC, as Rights Agent, to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one (1) fully paid Common Share in the capital of the Corporation (a "Common Share") (subject to adjustment as provided in the Rights Agreement) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate with a duly completed and executed Form of Election to Exercise at the principal office of the Rights Agent at its principal office in New York, New York USA or with approval of the Rights Agent, at any other office of the Rights Agent in the cities designated from time to time by the Corporation. The Exercise Price shall initially be $10.00 per Right and shall be subject to adjustment in certain events as provided in the Rights Agreement.

This Rights Certificate is subject to all the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by this reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any office of the Rights Agent or any Co-Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provision of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.00001 per Right, subject to adjustment in certain events.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby nor will Rights Certificates be issued for less than one (1) whole Right. In lieu thereof, a cash payment will be made as provided in the Rights Agreement.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

Date:
ATTEST:
ENERGY FUELS INC.

By:

Countersigned:

EQUINITI TRUST COMPANY, LLC
By:	Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificates.)

FOR VALUE RECEIVED
hereby sells, assigns and transfers

Unto

(Please print name and address transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby
irrevocably constitute and appoint	Attorney, to transfer
the within Rights Certificate on the books of the within-named Corporation, with full power of substitution.
Dated:

Signature Guaranteed
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

(Signature must be guaranteed by a Canadian Schedule I chartered bank, or a financial institution that is a member of a recognized Medallion Signature Guarantee Program.)

(To be completed if true)

CERTIFICATION

The undersigned hereby represents and certifies, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have not been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported assignment, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with such Acquiring Person or an Affiliate or Associate of such Acquiring Person (all as defined in the Rights Agreement) and accordingly the Rights evidenced by this Rights Certificate will be null and void.

[To be attached to each Rights Certificate]

FORM OF ELECTION TO EXERCISE

(To be executed if holder desires to
exercise the Rights Certificate.)

TO:

The undersigned hereby irrevocably elects to exercise ______________________ whole Rights represented by the attached Rights Certificate to purchase the Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued in the name of:

Address:

Social Insurance, Social Security or Other Taxpayer Identification Number:

If such number of Rights shall not be all the whole Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such whole Rights shall be registered in the name of and delivered to:

Address:

Social Insurance, Social Security or Other Taxpayer Identification Number:
Dated:

Signature Guaranteed:
Signature (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Canadian Schedule I chartered bank, or a financial institution that is a member of a recognized Medallion Signature Guarantee Program.

(To be completed if true)

CERTIFICATION

The undersigned hereby represents, for the benefit of all holders of Rights and Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or any Person acting jointly or in concert with any Acquiring Person or with any Affiliate or Associate thereof (all as defined in the Rights Agreement).

Signature

NOTICE

In the event the certification set forth above is not completed in connection with a purported exercise, the Beneficial Owner of the Rights evidenced by this Rights Certificate will be deemed to be an Acquiring Person or a Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person (all as defined in the Rights Agreement) and accordingly will deem the Rights evidenced by this Rights Certificate will be null and void and not transferable or reversible.

ENERGY FUELS INC.

to be held on June 11, 2024

at 10:00 a.m. MDT

via the Internet at https://web.lumiconnect.com/255057223 (password: ef2024)

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/28/2024.

Please visit http://www.astproxyportal.com/ast/23865/, where the following materials are available to view:

- Notice of Annual and Special Meeting of Shareholders
- Proxy Statement
- Form of Electronic Proxy Card
- "Glossy" Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit **https://web.lumiconnect.com/255057223** (password: ef2024) and be sure to have your control number available.

TELEPHONE: To vote by telephone, please visit **www.voteproxy.com** to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

1. J. Birks Bovaird
2. Mark S. Chalmers
3. Benjamin Eshleman III
4. Ivy V. Estabrooke
5. Barbara A. Filas
6. Bruce D. Hansen
7. Jaqueline Herrera
8. Dennis L. Higgs
9. Robert W. Kirkwood
10. Alexander G. Morrison

Please note that you cannot use this notice to vote by mail.

2. Appointment of Auditors

Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2024, and to authorize the directors to fix the remuneration of the auditors, as set out on page 16 of the Proxy Statement.

3. Amendment and Extension of Equity Incentive Plan

If deemed advisable, ratification and approval of amendment and extension of the Company's Omnibus Equity Incentive Compensation Plan for a further three-year term, as set out on page 16 of the Proxy Statement.

4. Approval of Shareholder Rights Plan

If deemed advisable, ratification and approval of the Company's Shareholder Rights Plan for a three-year term, as set out on page 33 of the Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR, AND "FOR" PROPOSALS 2, 3 AND 4.

0

ENERGY FUELS INC.

Proxy for Annual and Special Meeting of Shareholders on June 11, 2024

Solicited on Behalf of the Board of Directors

I/We, being holder(s) of Common Shares of Energy Fuels Inc. (the "Company"), hereby appoint: Mark S. Chalmers, President and Chief Executive Officer, or, failing him, David C. Frydenlund, Executive Vice President, or ______________________________________ (print the name of the person you are appointing if this person is someone other than the individuals listed above) as proxyholder of the undersigned, to attend, act and vote on behalf of the undersigned in accordance with the below direction (or if no directions have been given, as the proxyholder sees fit) on all the following matters and any other matter that may properly come before the Annual and Special Meeting of Shareholders of the Company (the "Meeting"). Further details regarding the Meeting, the matters to be voted on at the Meeting and how to vote can be found in the Proxy Statement of the Company dated April 24, 2024 (the "Proxy Statement").

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

ENERGY FUELS INC.

June 11, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/23865/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

061124

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR, AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

		FOR	WITHHOLD
1.	J. Birks Bovaird	☐	☐
2.	Mark S. Chalmers	☐	☐
3.	Benjamin Eshleman III	☐	☐
4.	Ivy V. Estabrooke	☐	☐
5.	Barbara A. Filas	☐	☐
6.	Bruce D. Hansen	☐	☐
7.	Jaqueline Herrera	☐	☐
8.	Dennis L. Higgs	☐	☐
9.	Robert W. Kirkwood	☐	☐
10.	Alexander G. Morrison	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. Appointment of Auditors — FOR ☐ WITHHOLD ☐

Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2024, and to authorize the directors to fix the remuneration of the auditors, as set out on page 16 of the Proxy Statement.

3. Amendment and Extension of Equity Incentive Plan — FOR ☐ AGAINST ☐ ABSTAIN ☐

If deemed advisable, ratification and approval of amendment and extension of the Company's Omnibus Equity Incentive Compensation Plan for a further three-year term, as set out on page 16 of the Proxy Statement.

4. Approval of Shareholder Rights Plan — FOR ☐ AGAINST ☐ ABSTAIN ☐

If deemed advisable, ratification and approval of the Company's Shareholder Rights Plan for a three-year term, as set out on page 33 of the Proxy Statement.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted "FOR" for all proposals by management's appointees or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF

ENERGY FUELS INC.

June 11, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit **https://web.lumiconnect.com/255057223** (password: ef2024) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at http://www.astproxyportal.com/ast/23865/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

061124

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH DIRECTOR, AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

	Nominee	FOR	WITHHOLD
1.	J. Birks Bovaird	☐	☐
2.	Mark S. Chalmers	☐	☐
3.	Benjamin Eshleman III	☐	☐
4.	Ivy V. Estabrooke	☐	☐
5.	Barbara A. Filas	☐	☐
6.	Bruce D. Hansen	☐	☐
7.	Jaqueline Herrera	☐	☐
8.	Dennis L. Higgs	☐	☐
9.	Robert W. Kirkwood	☐	☐
10.	Alexander G. Morrison	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. Appointment of Auditors

Appointment of KPMG LLP of Denver, Colorado, an independent registered public accounting firm, as the auditors of the Company for 2024, and to authorize the directors to fix the remuneration of the auditors, as set out on page 16 of the Proxy Statement. FOR ☐ WITHHOLD ☐

3. Amendment and Extension of Equity Incentive Plan

If deemed advisable, ratification and approval of amendment and extension of the Company's Omnibus Equity Incentive Compensation Plan for a further three-year term, as set out on page 16 of the Proxy Statement. FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Approval of Shareholder Rights Plan

If deemed advisable, ratification and approval of the Company's Shareholder Rights Plan for a three-year term, as set out on page 33 of the Proxy Statement. FOR ☐ AGAINST ☐ ABSTAIN ☐

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted "FOR" for all proposals by management's appointees or, if you appoint another proxyholder, as that other proxyholder sees fit. On any amendments or variations proposed or any new business properly submitted before the Meeting, I/We authorize you to vote as you see fit.**

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.